                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549


                 ---------------------------------------------

                                   FORM 8-K

                                CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (date of earliest event report)      01-Jan-98
       ClassNotes Trust 1997-I and the originators listed below under Sale and Servicing Agreement, dated as of February 28, 1997 providing for the issuance of ClassNotes Trust 1997-1, Asset Backed Series 1997-1


                         Trans-World Insurance Company
                         -----------------------------
                                ClassNotes Inc.
-------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)



       New Jersey            333-18877-01            91-181-5460
       ----------            ------------            -----------
       Arizona

       State or other         (Commission            (IRS Employer
       jurisdiction of        File Number)             ID Number)
       incorporation)


       2840  Morris  Avenue,  Union,  New  Jersey    07083
       -------------------------------------------------------------------------
       (Address of principal executive officer)


       Registrant's Telephone Number,                              908-686-2000
       including area code:                               ----------------------


                                       n/a
       -------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

            Item 5     Other Events
                       ------------

       Attached herein as Annex A is a copy of the Monthly Statement sent to Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class A-6 Noteholders with respect to the following Distribution Dates:

       A-1...........................................       31-Dec-98
                                                            31-Dec-98
                                                            31-Dec-98
                                                            31-Dec-98

       A-2...........................................       31-Dec-98
       A-3...........................................       31-Dec-98
       A-4...........................................       31-Dec-98
       A-5...........................................       31-Dec-98
       A-6...........................................       31-Dec-98

            Item 7     Financial Statements and Exhibits
                       ---------------------------------

       The Quarterly Report on Form 10Q for the period ended December 31, 1998 which has been filed with the Securities and Exchange
       Commission by AMBAC Inc., is hereby incorporated into this Form 8-K.

                              SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                           Trans-World Insurance Co.



                                           By: /s/ Robert Ashbough
                                           ----------------------
                                           Name: Robert Ashbough
                                           Title: Vice President


       Dated:  June 14, 1999

                          TRANS-WORLD INSURANCE COMPANY
                               2840 MORRIS AVENUE
                                 UNION, NJ 07083

--------------------------------------------------------------------------------
                            CLASSNOTES TRUST 1997 - I
         Noteholders' Statement Pursuant to Section 5.7 (a) of the Sale & Servicing Agreement

         CLASS A-1            Determination Date                  12/29/98
Cusip # 182743-AG9            Distribution Date                   01/05/99
                              Record Date                         12/31/98
--------------------------------------------------------------------------------

(i) Amount of Principal being paid or distributed in respect of the Notes

                     CLASS A-1 NOTES                                                               0.00
                     Per $50,000 original principal amount of the Notes                        0.000000


(ii)     Amount of Interest being paid or distributed in respect of the Notes

                     CLASS A-1 NOTES                                                          92,707.22
                     Per $50,000 original principal amount of the Notes                       60.277778


(iii)    (A) Amount of Noteholders' Auction Rate Interest Carryover being paid or distributed in respect of the Notes

                     CLASS A-1 NOTES                                                               0.00
                     Per $50,000 original principal amount of the Notes                        0.000000

         (B) Remaining Amount of Noteholders' Auction Rate Interest Carryover to be paid or distributed in respect of the Notes

                     CLASS A-1 NOTES                                                               0.00
                     Per $50,000 original principal amount of the Notes                        0.000000

(iv)     Pool Balance at end of preceding Collection Period                              858,023,445.07

(v) Outstanding Principal amount after giving effect to distributions on this Note Distribution Date:

                     CLASS A-1 NOTES                                                      76,900,000.00

(vi)     Applicable Interest Rate:
                     (a) In general:
                         1. Auction Rate for the prior Interest Period:

                                    CLASS A-1 NOTES
                                       PERIOD 1                                               5.050000%
                                       PERIOD 2                                               5.100000%
                                       PERIOD 3                                               5.300000%
                                     CURRENT RATE            (Based on Auction)               6.200000%


                         2. NET LOAN RATE
                                      PERIOD 1                                           6.540400%
                                      PERIOD 2                                           6.270000%
                                      PERIOD 3                                           6.230000%

                     (b) Amount of Interest that would have been paid on such
                         Note Distribution Date if Interest was calculated
                         instead based on the Net Loan Rate                              93,155.81

(vii)    (a) Service Fee for related Collection Period (Pro Rata)                        31,506.10
                     Per $50,000 original principal amount of the Notes                  20.485111

         (b) Service Fee Carryover for related Collection Period
             1. Distributed                                                                   0.00
                     Per $50,000 original principal amount of the Notes                   0.000000

             2. Remaining Balance                                                             0.00
                     Per $50,000 original principal amount of the Notes                   0.000000


(viii)   Amount of Fees for related Collection Period:

             1.  Administration Fee (Pro Rata)                                              961.25
                     Per $50,000 original principal amount of the Notes                   0.625000

             2.  Auction Agent Fee (Pro Rata)                                            17,713.70
                     Per $50,000 original principal amount of the Notes                  11.517361

             3.  Indenture Trustee Fee (Pro Rata)                                             0.00
                     Per $50,000 original principal amount of the Notes                   0.000000

             4.  Eligible Lender Trustee Fee (Pro Rata)                                     174.85
                     Per $50,000 original principal amount of the Notes                   0.113685

             5.  Surety Provider Fee (Pro Rata)                                           5,297.56
                     Per $50,000 original principal amount of the Notes                   3.444444


(ix)     Amount of payments to the Surety Provider in reimbursement of prior draws under any Note Surety Bond or Certificate
         Surety Bond                                                                          0.00

(x)      Aggregate amount of Realized losses for the related Collection
         period                                                                               0.00

(xi)     Aggregate amount received with respect to Financed Student
         Loans for which Realized Losses were allocated previously                            0.00

(xii)    (a) Amount of the distribution attributable to amounts
             in the Reserve Account                                                           0.00

         (b) Amount of any other withdrawals from the Reserve
             Account for such Distribution Date                                               0.00

         (c) Amount in the Reserve Account                                                    0.00


(xiii)   Amount of any draw required to be made under a Note Surety bond
         (together with any other information required to make such draw)                     0.00


(xiv)    (a) Portion (if any) of the distribution attributable to amounts on
             deposit in the Pre-Funding Account                                                  0.00

         (b) Amount in the Pre-Funding Account                                                 243.06

(xv)     Aggregate amount (if any) paid by the Eligible Lender Trustee for
         Additional Financed Student Loans during the preceding collection
         period                                                                                  0.00

(xvi) Amount in the Pre-Funding Account at the end of the Funding Period to be distributed as a payment of principal in respect of:

                     (a) CLASS A-1 NOTES                                                         0.00
                     (b) CLASS A-1 NOTES  (Only if Class   Notes have been
                                                        ---
                         paid in full)                                                           0.00

(xvii)   Aggregate amount (if any) paid for Financed Student Loans during the
         preceding collection period.                                                            0.00

(xviii)  As of the end of the preceding Collection Period:

         (a) Number of Financed Student Loans that are 30 to 60 days                     8,840,368.16
             Delinquent

         (b) Number of Financed Student Loans that are 61 to 90 days                     4,782,425.98
             Delinquent

         (c) Number of Financed Student Loans that are 91 to 180 days
             Delinquent                                                                  7,591,151.00

         (d) Number of Financed Student Loans that are more than 181 days                1,607,418.66
             Delinquent

         (e) Number of Financed Student Loans for which claims have been filed
             with the appropriate Guarantor and which are awaiting payment               2,111,101.76

(xix)    Parity Percentage             Numerator    913,505,950.26
                                                    --------------
         as of 11/30/98                Denominator  919,441,908.24                             99.35%

(xx)     Excess of amounts deposited into the Collection Account with respect to the sale by the Trust of Serial Loans over the aggregate Purchase amount of such loans (such excess to be distributed to Student
         Holdings)                                                                               0.00

(xxi)    Amount of Additional Principal Payments, if any, made on such
         Distribution Date                                                                       0.00


The Money Store, Inc.



By: /s/ Harry Puglisi
   ------------------------------
        Harry Puglisi
          Treasurer

                          TRANS-WORLD INSURANCE COMPANY
                               2840 MORRIS AVENUE
                                 UNION, NJ 07083

--------------------------------------------------------------------------------
                            CLASSNOTES TRUST 1997 - I
         Noteholders' Statement Pursuant to Section 5.7 (a) of the Sale & Servicing Agreement

         CLASS A-1            Determination Date          12/21/98
Cusip # 182743-AG9            Distribution Date           12/29/98
                              Record Date                 12/24/98
--------------------------------------------------------------------------------

(i) Amount of Principal being paid or distributed in respect of the Notes

                     CLASS A-1 NOTES                                                               0.00
                     Per $50,000 original principal amount of the Notes                        0.000000


(ii)     Amount of Interest being paid or distributed in respect of the Notes

                     CLASS A-1 NOTES                                                          90,571.11
                     Per $50,000 original principal amount of the Notes                       58.888889


(iii)    (A) Amount of Noteholders' Auction Rate Interest Carryover being paid or distributed in respect of the Notes

                     CLASS A-1 NOTES                                                               0.00
                     Per $50,000 original principal amount of the Notes                        0.000000

         (B) Remaining Amount of Noteholders' Auction Rate Interest Carryover to be paid or distributed in respect of the Notes

                     CLASS A-1 NOTES                                                               0.00
                     Per $50,000 original principal amount of the Notes                        0.000000

(iv)     Pool Balance at end of preceding Collection Period                              860,576,423.59

(v) Outstanding Principal amount after giving effect to distributions on this Note Distribution Date:

                     CLASS A-1 NOTES                                                      76,900,000.00

(vi)     Applicable Interest Rate:
                     (a) In general:
                         1. Auction Rate for the prior Interest Period:

                                    CLASS A-1 NOTES
                                       PERIOD 1                                               5.300000%
                                       PERIOD 2                                               5.050000%
                                       PERIOD 3                                               5.100000%
                                     CURRENT RATE            (Based on Auction)               5.300000%


                         2. NET LOAN RATE
                                      PERIOD 1                                             6.540400%
                                      PERIOD 2                                             6.270000%
                                      PERIOD 3                                             6.230000%

                     (b) Amount of Interest that would have been paid on such
                         Note Distribution Date if Interest was calculated
                         instead based on the Net Loan Rate                               106,463.78

(vii)    (a) Service Fee for related Collection Period (Pro Rata)                          28,758.60
                     Per $50,000 original principal amount of the Notes                    18.698700

         (b) Service Fee Carryover for related Collection Period
             1. Distributed                                                                     0.00
                     Per $50,000 original principal amount of the Notes                     0.000000

             2. Remaining Balance                                                               0.00
                     Per $50,000 original principal amount of the Notes                     0.000000


(viii)   Amount of Fees for related Collection Period:

             1.  Administration Fee (Pro Rata)                                             22,138.33
                     Per $50,000 original principal amount of the Notes                    14.394235

             2.  Auction Agent Fee (Pro Rata)                                              17,142.29
                     Per $50,000 original principal amount of the Notes                    11.145833

             3.  Indenture Trustee Fee (Pro Rata)                                               0.00
                     Per $50,000 original principal amount of the Notes                     0.000000

             4.  Eligible Lender Trustee Fee (Pro Rata)                                       173.36
                     Per $50,000 original principal amount of the Notes                     0.112718

             5.  Surety Provider Fee (Pro Rata)                                             5,123.89
                     Per $50,000 original principal amount of the Notes                     3.331528


(ix)     Amount of payments to the Surety Provider in reimbursement of prior draws under any Note Surety Bond or Certificate
         Surety Bond                                                                            0.00

(x)      Aggregate amount of Realized losses for the related Collection
         period                                                                                 0.00

(xi)     Aggregate amount received with respect to Financed Student
         Loans for which Realized Losses were allocated previously                              0.00

(xii)    (a) Amount of the distribution attributable to amounts
             in the Reserve Account                                                             0.00

         (b) Amount of any other withdrawals from the Reserve
             Account for such Distribution Date                                                 0.00

         (c) Amount in the Reserve Account                                                      0.00


(xiii)   Amount of any draw required to be made under a Note Surety bond
         (together with any other information required to make such draw)                       0.00


(xiv)    (a) Portion (if any) of the distribution attributable to amounts on
             deposit in the Pre-Funding Account                                                  0.00

         (b) Amount in the Pre-Funding Account                                               4,233.70

(xv)     Aggregate amount (if any) paid by the Eligible Lender Trustee for
         Additional Financed Student Loans during the preceding collection
         period                                                                                  0.00

(xvi) Amount in the Pre-Funding Account at the end of the Funding Period to be distributed as a payment of principal in respect of:

                     (a) CLASS A-1 NOTES                                                         0.00
                     (b) CLASS A-1 NOTES  (Only if Class   Notes have been
                                                        ---
                         paid in full)                                                           0.00

(xvii)   Aggregate amount (if any) paid for Financed Student Loans during the
         preceding collection period.                                                            0.00

(xviii)  As of the end of the preceding Collection Period:

         (a) Number of Financed Student Loans that are 30 to 60 days
             Delinquent                                                                  8,358,523.67

         (b) Number of Financed Student Loans that are 61 to 90 days
             Delinquent                                                                  4,044,816.26

         (c) Number of Financed Student Loans that are 91 to 180 days
             Delinquent                                                                  7,523,663.21

         (d) Number of Financed Student Loans that are more than 181 days
             Delinquent                                                                  1,864,386.03

         (e) Number of Financed Student Loans for which claims have been filed
             with the appropriate Guarantor and which are awaiting payment               1,687,173.14

(xix)    Parity Percentage             Numerator        917,728,922.44
                                                        --------------
         as of      10/31/98           Denominator      926,829,229.43                         99.02%

(xx)     Excess of amounts deposited into the Collection Account with respect to the sale by the Trust of Serial Loans over the aggregate Purchase amount of such loans (such excess to be distributed to Student
         Holdings)                                                                               0.00

(xxi)    Amount of Additional Principal Payments, if any, made on such
         Distribution Date                                                                       0.00


The Money Store, Inc.



By: /s/ Harry Puglisi
   ------------------------------
        Harry Puglisi
          Treasurer

                          TRANS-WORLD INSURANCE COMPANY
                               2840 MORRIS AVENUE
                                 UNION, NJ 07083

--------------------------------------------------------------------------------
                            CLASSNOTES TRUST 1997 - I
         Noteholders' Statement Pursuant to Section 5.7 (a) of the Sale & Servicing Agreement

         CLASS A-1            Determination Date          12/15/98
Cusip # 182743-AG9            Distribution Date           12/21/98
                              Record Date                 12/17/98
--------------------------------------------------------------------------------

(i) Amount of Principal being paid or distributed in respect of the Notes

                     CLASS A-1 NOTES                                                               0.00
                     Per $50,000 original principal amount of the Notes                        0.000000


(ii)     Amount of Interest being paid or distributed in respect of the Notes

                     CLASS A-1 NOTES                                                          76,259.17
                     Per $50,000 original principal amount of the Notes                       49.583333


(iii)    (A) Amount of Noteholders' Auction Rate Interest Carryover being paid or distributed in respect of the Notes

                     CLASS A-1 NOTES                                                               0.00
                     Per $50,000 original principal amount of the Notes                        0.000000

         (B) Remaining Amount of Noteholders' Auction Rate Interest Carryover to be paid or distributed in respect of the Notes

                     CLASS A-1 NOTES                                                               0.00
                     Per $50,000 original principal amount of the Notes                        0.000000

(iv)     Pool Balance at end of preceding Collection Period                              860,576,423.59

(v) Outstanding Principal amount after giving effect to distributions on this Note Distribution Date:

                     CLASS A-1 NOTES                                                      76,900,000.00

(vi)     Applicable Interest Rate:
                     (a) In general:
                         1. Auction Rate for the prior Interest Period:

                                    CLASS A-1 NOTES
                                       PERIOD 1                                               5.300000%
                                       PERIOD 2                                               5.300000%
                                       PERIOD 3                                               5.050000%
                                     CURRENT RATE            (Based on Auction)               5.100000%


                         2. NET LOAN RATE
                                      PERIOD 1                                            6.540400%
                                      PERIOD 2                                            6.270000%
                                      PERIOD 3                                            6.230000%

                     (b) Amount of Interest that would have been paid on such
                         Note Distribution Date if Interest was calculated
                         instead based on the Net Loan Rate                                93,155.81

(vii)    (a) Service Fee for related Collection Period (Pro Rata)                          28,758.60
                     Per $50,000 original principal amount of the Notes                    18.698700

         (b) Service Fee Carryover for related Collection Period
             1. Distributed                                                                     0.00
                     Per $50,000 original principal amount of the Notes                     0.000000

             2. Remaining Balance                                                               0.00
                     Per $50,000 original principal amount of the Notes                     0.000000


(viii)   Amount of Fees for related Collection Period:

             1.  Administration Fee (Pro Rata)                                             22,138.33
                     Per $50,000 original principal amount of the Notes                    14.394235

             2.  Auction Agent Fee (Pro Rata)                                              17,142.29
                     Per $50,000 original principal amount of the Notes                    11.145833

             3.  Indenture Trustee Fee (Pro Rata)                                               0.00
                     Per $50,000 original principal amount of the Notes                     0.000000

             4.  Eligible Lender Trustee Fee (Pro Rata)                                       173.36
                     Per $50,000 original principal amount of the Notes                     0.112718

             5.  Surety Provider Fee (Pro Rata)                                             5,123.89
                     Per $50,000 original principal amount of the Notes                     3.331528


(ix)     Amount of payments to the Surety Provider in reimbursement of prior draws under any Note Surety Bond or Certificate
         Surety Bond                                                                            0.00

(x)      Aggregate amount of Realized losses for the related Collection
         period                                                                                 0.00

(xi)     Aggregate amount received with respect to Financed Student
         Loans for which Realized Losses were allocated previously                              0.00

(xii)    (a) Amount of the distribution attributable to amounts
             in the Reserve Account                                                             0.00

         (b) Amount of any other withdrawals from the Reserve
             Account for such Distribution Date                                                 0.00

         (c) Amount in the Reserve Account                                                      0.00


(xiii)   Amount of any draw required to be made under a Note Surety bond
         (together with any other information required to make such draw)                       0.00


(xiv)    (a) Portion (if any) of the distribution attributable to amounts on
             deposit in the Pre-Funding Account                                                  0.00

         (b) Amount in the Pre-Funding Account                                               4,233.70

(xv)     Aggregate amount (if any) paid by the Eligible Lender Trustee for
         Additional Financed Student Loans during the preceding collection
         period                                                                                  0.00

(xvi) Amount in the Pre-Funding Account at the end of the Funding Period to be distributed as a payment of principal in respect of:

                     (a) CLASS A-1 NOTES                                                         0.00
                     (b) CLASS A-1 NOTES  (Only if Class   Notes have been
                                                        ---
                         paid in full)                                                           0.00

(xvii)   Aggregate amount (if any) paid for Financed Student Loans during the
         preceding collection period.                                                            0.00

(xviii)  As of the end of the preceding Collection Period:

         (a) Number of Financed Student Loans that are 30 to 60 days
             Delinquent                                                                  8,358,523.67

         (b) Number of Financed Student Loans that are 61 to 90 days
             Delinquent                                                                  4,044,816.26

         (c) Number of Financed Student Loans that are 91 to 180 days
             Delinquent                                                                  7,523,663.21

         (d) Number of Financed Student Loans that are more than 181 days
             Delinquent                                                                  1,864,386.03

         (e) Number of Financed Student Loans for which claims have been filed
             with the appropriate Guarantor and which are awaiting payment               1,687,173.14

(xix)    Parity Percentage             Numerator        917,728,922.44
                                                        --------------
         as of      10/31/98           Denominator      926,829,229.43                         99.02%

(xx)     Excess of amounts deposited into the Collection Account with respect to the sale by the Trust of Serial Loans over the aggregate Purchase amount of such loans (such excess to be distributed to Student
         Holdings)                                                                               0.00

(xxi)    Amount of Additional Principal Payments, if any, made on such
         Distribution Date                                                                       0.00


The Money Store, Inc.



By: /s/ Harry Puglisi
   ------------------------------
        Harry Puglisi
          Treasurer

                          TRANS-WORLD INSURANCE COMPANY
                               2840 MORRIS AVENUE
                                 UNION, NJ 07083

--------------------------------------------------------------------------------
                            CLASSNOTES TRUST 1997 - I
         Noteholders' Statement Pursuant to Section 5.7 (a) of the Sale & Servicing Agreement

         CLASS A-1            Determination Date          12/08/98
Cusip # 182743-AG9            Distribution Date           12/14/98
                              Record Date                 12/10/98
--------------------------------------------------------------------------------

(i) Amount of Principal being paid or distributed in respect of the Notes

                     CLASS A-1 NOTES                                                               0.00
                     Per $50,000 original principal amount of the Notes                        0.000000


(ii)     Amount of Interest being paid or distributed in respect of the Notes

                     CLASS A-1 NOTES                                                          75,511.53
                     Per $50,000 original principal amount of the Notes                       49.097222


(iii)    (A) Amount of Noteholders' Auction Rate Interest Carryover being paid or distributed in respect of the Notes

                     CLASS A-1 NOTES                                                               0.00
                     Per $50,000 original principal amount of the Notes                        0.000000

         (B) Remaining Amount of Noteholders' Auction Rate Interest Carryover to be paid or distributed in respect of the Notes

                     CLASS A-1 NOTES                                                               0.00
                     Per $50,000 original principal amount of the Notes                        0.000000

(iv)     Pool Balance at end of preceding Collection Period                              860,576,423.59

(v) Outstanding Principal amount after giving effect to distributions on this Note Distribution Date:

                     CLASS A-1 NOTES                                                      76,900,000.00

(vi)     Applicable Interest Rate:
                     (a) In general:
                         1. Auction Rate for the prior Interest Period:

                                    CLASS A-1 NOTES
                                       PERIOD 1                                               5.350000%
                                       PERIOD 2                                               5.300000%
                                       PERIOD 3                                               5.300000%
                                     CURRENT RATE            (Based on Auction)               5.050000%


                         2. NET LOAN RATE
                                      PERIOD 1                                           6.540400%
                                      PERIOD 2                                           6.270000%
                                      PERIOD 3                                           6.230000%

                     (b) Amount of Interest that would have been paid on such
                         Note Distribution Date if Interest was calculated
                         instead based on the Net Loan Rate                              93,155.81

(vii)    (a) Service Fee for related Collection Period (Pro Rata)                        28,758.60
                     Per $50,000 original principal amount of the Notes                  18.698700

         (b) Service Fee Carryover for related Collection Period
             1. Distributed                                                                   0.00
                     Per $50,000 original principal amount of the Notes                   0.000000

             2. Remaining Balance                                                             0.00
                     Per $50,000 original principal amount of the Notes                   0.000000


(viii)   Amount of Fees for related Collection Period:

             1.  Administration Fee (Pro Rata)                                           22,138.33
                     Per $50,000 original principal amount of the Notes                  14.394235

             2.  Auction Agent Fee (Pro Rata)                                            17,142.29
                     Per $50,000 original principal amount of the Notes                  11.145833

             3.  Indenture Trustee Fee (Pro Rata)                                             0.00
                     Per $50,000 original principal amount of the Notes                   0.000000

             4.  Eligible Lender Trustee Fee (Pro Rata)                                     173.36
                     Per $50,000 original principal amount of the Notes                   0.112718

             5.  Surety Provider Fee (Pro Rata)                                           5,123.89
                     Per $50,000 original principal amount of the Notes                   3.331528


(ix)     Amount of payments to the Surety Provider in reimbursement of prior draws under any Note Surety Bond or Certificate
         Surety Bond                                                                          0.00

(x)      Aggregate amount of Realized losses for the related Collection
         period                                                                               0.00

(xi)     Aggregate amount received with respect to Financed Student
         Loans for which Realized Losses were allocated previously                            0.00

(xii)    (a) Amount of the distribution attributable to amounts
             in the Reserve Account                                                           0.00

         (b) Amount of any other withdrawals from the Reserve
             Account for such Distribution Date                                               0.00

         (c) Amount in the Reserve Account                                                    0.00


(xiii)   Amount of any draw required to be made under a Note Surety bond
         (together with any other information required to make such draw)                     0.00


(xiv)    (a) Portion (if any) of the distribution attributable to amounts on
             deposit in the Pre-Funding Account                                                  0.00

         (b) Amount in the Pre-Funding Account                                               4,233.70

(xv)     Aggregate amount (if any) paid by the Eligible Lender Trustee for
         Additional Financed Student Loans during the preceding collection
         period                                                                                  0.00

(xvi) Amount in the Pre-Funding Account at the end of the Funding Period to be distributed as a payment of principal in respect of:

                     (a) CLASS A-1 NOTES                                                         0.00
                     (b) CLASS A-1 NOTES  (Only if Class   Notes have been                       0.00
                                                        ---
                         paid in full)

(xvii)   Aggregate amount (if any) paid for Financed Student Loans during the
         preceding collection period.                                                            0.00

(xviii)  As of the end of the preceding Collection Period:

         (a) Number of Financed Student Loans that are 30 to 60 days                     8,358,523.67
             Delinquent

         (b) Number of Financed Student Loans that are 61 to 90 days                     4,044,816.26
             Delinquent

         (c) Number of Financed Student Loans that are 91 to 180 days                    7,523,663.21
             Delinquent

         (d) Number of Financed Student Loans that are more than 181 days                1,864,386.03
             Delinquent

         (e) Number of Financed Student Loans for which claims have been filed
             with the appropriate Guarantor and which are awaiting payment               1,687,173.14

(xix)    Parity Percentage             Numerator            N/A
                                                      ----------------
         as of          10/31/98       Denominator          N/A                          N/A

(xx)     Excess of amounts deposited into the Collection Account with respect to the sale by the Trust of Serial Loans over the aggregate Purchase amount of such loans (such excess to be distributed to Student
         Holdings)                                                                               0.00

(xxi)    Amount of Additional Principal Payments, if any, made on such
         Distribution Date                                                                       0.00


The Money Store, Inc.



By: /s/ Harry Puglisi
   ------------------------------
        Harry Puglisi
          Treasurer

                          TRANS-WORLD INSURANCE COMPANY
                               2840 MORRIS AVENUE
                                 UNION, NJ 07083

--------------------------------------------------------------------------------
                            CLASSNOTES TRUST 1997 - I
         Noteholders' Statement Pursuant to Section 5.7 (a) of the Sale & Servicing Agreement

         CLASS A-1            Determination Date                      12/01/98
Cusip # 182743-AG9            Distribution Date                       12/07/98
                              Record Date                             12/03/98
--------------------------------------------------------------------------------

(i) Amount of Principal being paid or distributed in respect of the Notes

                     CLASS A-1 NOTES                                                                0.00
                     Per $50,000 original principal amount of the Notes                         0.000000


(ii)     Amount of Interest being paid or distributed in respect of the Notes

                     CLASS A-1 NOTES                                                           79,249.72
                     Per $50,000 original principal amount of the Notes                        51.527778


(iii)    (A) Amount of Noteholders' Auction Rate Interest Carryover being paid or distributed in respect of the Notes

                     CLASS A-1 NOTES                                                               0.00
                     Per $50,000 original principal amount of the Notes                        0.000000

         (B) Remaining Amount of Noteholders' Auction Rate Interest Carryover to be paid or distributed in respect of the Notes

                     CLASS A-1 NOTES                                                               0.00
                     Per $50,000 original principal amount of the Notes                       0.0000000

(iv)     Pool Balance at end of preceding Collection Period                              860,576,423.59

(v) Outstanding Principal amount after giving effect to distributions on this Note Distribution Date:

                     CLASS A-1 NOTES                                                      76,900,000.00

(vi)     Applicable Interest Rate:
                     (a) In general:
                         1. Auction Rate for the prior Interest Period:

                                    CLASS A-1 NOTES
                                       PERIOD 1                                               5.350000%
                                       PERIOD 2                                               5.350000%
                                       PERIOD 3                                               5.350000%
                                     CURRENT RATE            (Based on Auction)               5.350000%


                         2. NET LOAN RATE
                                      PERIOD 1                                           6.540400%
                                      PERIOD 2                                           6.270000%
                                      PERIOD 3                                           6.230000%

                     (b) Amount of Interest that would have been paid on such
                         Note Distribution Date if Interest was calculated
                         instead based on the Net Loan Rate                              93,155.81

(vii)    (a) Service Fee for related Collection Period (Pro Rata)                        28,758.60
                     Per $50,000 original principal amount of the Notes                  18.698700

         (b) Service Fee Carryover for related Collection Period
             1. Distributed                                                                   0.00
                     Per $50,000 original principal amount of the Notes                   0.000000

             2. Remaining Balance                                                             0.00
                     Per $50,000 original principal amount of the Notes                   0.000000


(viii)   Amount of Fees for related Collection Period:

             1.  Administration Fee (Pro Rata)                                           22,138.33
                     Per $50,000 original principal amount of the Notes                  14.394235

             2.  Auction Agent Fee (Pro Rata)                                            17,142.29
                     Per $50,000 original principal amount of the Notes                  11.145833

             3.  Indenture Trustee Fee (Pro Rata)                                             0.00
                     Per $50,000 original principal amount of the Notes                   0.000000

             4.  Eligible Lender Trustee Fee (Pro Rata)                                     173.36
                     Per $50,000 original principal amount of the Notes                   0.112718

             5.  Surety Provider Fee (Pro Rata)                                           5,123.89
                     Per $50,000 original principal amount of the Notes                   3.331528


(ix)     Amount of payments to the Surety Provider in reimbursement of prior draws under any Note Surety Bond or Certificate
         Surety Bond                                                                          0.00

(x)      Aggregate amount of Realized losses for the related Collection
         period                                                                               0.00

(xi)     Aggregate amount received with respect to Financed Student
         Loans for which Realized Losses were allocated previously                            0.00

(xii)    (a) Amount of the distribution attributable to amounts
             in the Reserve Account                                                           0.00

         (b) Amount of any other withdrawals from the Reserve
             Account for such Distribution Date                                               0.00

         (c) Amount in the Reserve Account                                                    0.00


(xiii)   Amount of any draw required to be made under a Note Surety bond
         (together with any other information required to make such draw)                     0.00


(xiv)    (a) Portion (if any) of the distribution attributable to amounts on                     0.00
             deposit in the Pre-Funding Account                                              4,233.70

         (b) Amount in the Pre-Funding Account

(xv)     Aggregate amount (if any) paid by the Eligible Lender Trustee for
         Additional Financed Student Loans during the preceding collection
         period                                                                                  0.00

(xvi) Amount in the Pre-Funding Account at the end of the Funding Period to be distributed as a payment of principal in respect of:

                     (a) CLASS A-1 NOTES                                                         0.00
                     (b) CLASS A-1 NOTES  (Only if Class   Notes have been
                                                        ---
                         paid in full)                                                           0.00

(xvii)   Aggregate amount (if any) paid for Financed Student Loans during the
         preceding collection period.                                                            0.00

(xviii)  As of the end of the preceding Collection Period:

         (a) Number of Financed Student Loans that are 30 to 60 days                     8,358,523.67
             Delinquent

         (b) Number of Financed Student Loans that are 61 to 90 days                     4,044,816.26
             Delinquent

         (c) Number of Financed Student Loans that are 91 to 180 days                    7,523,663.21
             Delinquent

         (d) Number of Financed Student Loans that are more than 181 days                1,864,386.03
             Delinquent

         (e) Number of Financed Student Loans for which claims have been filed
             with the appropriate Guarantor and which are awaiting payment               1,687,173.14

(xix)    Parity Percentage             Numerator           N/A
                                                     ---------------
         as of 10/31/98                Denominator         N/A                           N/A

(xx)     Excess of amounts deposited into the Collection Account with respect to the sale by the Trust of Serial Loans over the aggregate Purchase amount of such loans (such excess to be distributed to Student
         Holdings)                                                                               0.00

(xxi)    Amount of Additional Principal Payments, if any, made on such
         Distribution Date                                                                       0.00


The Money Store, Inc.



By: /s/ Harry Puglisi
   ------------------------------
        Harry Puglisi
          Treasurer

                          TRANS-WORLD INSURANCE COMPANY
                               2840 MORRIS AVENUE
                                 UNION, NJ 07083

--------------------------------------------------------------------------------
                            CLASSNOTES TRUST 1997 - I
         Noteholders' Statement Pursuant to Section 5.7 (a) of the Sale & Servicing Agreement

         CLASS A-1            Determination Date                      08/06/98
Cusip # 182743-AG9            Distribution Date                       08/12/98
                              Record Date                             08/10/98
--------------------------------------------------------------------------------

(i)      Amount of Principal being paid or distributed in                                          0.00
         respect of the Notes                                                                  0.000000

                     CLASS A-1 NOTES
                     Per $50,000 original principal amount of the Notes


(ii)     Amount of Interest being paid or distributed in respect of the Notes

                     CLASS A-1 NOTES                                                          79,249.72
                     Per $50,000 original principal amount of the Notes                       51.527778


(iii)    (A) Amount of Noteholders' Auction Rate Interest Carryover being paid or distributed in respect of the Notes

                     CLASS A-1 NOTES                                                               0.00
                     Per $50,000 original principal amount of the Notes                        0.000000

         (B) Remaining Amount of Noteholders' Auction Rate Interest Carryover to be paid or distributed in respect of the Notes

                     CLASS A-1 NOTES                                                               0.00
                     Per $50,000 original principal amount of the Notes                        0.000000

(iv)     Pool Balance at end of preceding Collection Period                              860,576,423.59

(v) Outstanding Principal amount after giving effect to distributions on this Note Distribution Date:

                     CLASS A-1 NOTES                                                      76,900,000.00

(vi)     Applicable Interest Rate:
                     (a) In general:
                         1. Auction Rate for the prior Interest Period:

                                    CLASS A-1 NOTES
                                       PERIOD 1                                               5.350000%
                                       PERIOD 2                                               5.350000%
                                       PERIOD 3                                               5.350000%
                                     CURRENT RATE            (Based on Auction)               5.300000%


                         2. NET LOAN RATE
                                      PERIOD 1                                           6.540400%
                                      PERIOD 2                                           6.270000%
                                      PERIOD 3                                           6.230000%

                     (b) Amount of Interest that would have been paid on such
                         Note Distribution Date if Interest was calculated
                         instead based on the Net Loan Rate                              93,155.81

(vii)    (a) Service Fee for related Collection Period (Pro Rata)                        28,758.60
                     Per $50,000 original principal amount of the Notes                  18,698700

         (b) Service Fee Carryover for related Collection Period
             1. Distributed                                                                   0.00
                     Per $50,000 original principal amount of the Notes                   0.000000

             2. Remaining Balance                                                             0.00
                     Per $50,000 original principal amount of the Notes                   0.000000


(viii)   Amount of Fees for related Collection Period:

             1.  Administration Fee (Pro Rata)                                           22,138.33
                     Per $50,000 original principal amount of the Notes                  14.394235

             2.  Auction Agent Fee (Pro Rata)                                            17,142.29
                     Per $50,000 original principal amount of the Notes                  11.145833

             3.  Indenture Trustee Fee (Pro Rata)                                             0.00
                     Per $50,000 original principal amount of the Notes                   0.000000

             4.  Eligible Lender Trustee Fee (Pro Rata)                                     173.36
                     Per $50,000 original principal amount of the Notes                   0.112718

             5.  Surety Provider Fee (Pro Rata)                                           5,123.89
                     Per $50,000 original principal amount of the Notes                   3.331528


(ix)     Amount of payments to the Surety Provider in reimbursement of prior draws under any Note Surety Bond or Certificate
         Surety Bond                                                                          0.00

(x)      Aggregate amount of Realized losses for the related Collection
         period                                                                               0.00

(xi)     Aggregate amount received with respect to Financed Student
         Loans for which Realized Losses were allocated previously                            0.00

(xii)    (a) Amount of the distribution attributable to amounts
             in the Reserve Account                                                           0.00

         (b) Amount of any other withdrawals from the Reserve
             Account for such Distribution Date                                               0.00

         (c) Amount in the Reserve Account                                                    0.00


(xiii)   Amount of any draw required to be made under a Note Surety bond
         (together with any other information required to make such draw)                     0.00


(xiv)    (a) Portion (if any) of the distribution attributable to amounts on
             deposit in the Pre-Funding Account                                                  0.00

         (b) Amount in the Pre-Funding Account                                               4,233.70

(xv)     Aggregate amount (if any) paid by the Eligible Lender Trustee for
         Additional Financed Student Loans during the preceding collection
         period                                                                                  0.00

(xvi) Amount in the Pre-Funding Account at the end of the Funding Period to be distributed as a payment of principal in respect of:

                     (a) CLASS A-1 NOTES                                                         0.00
                     (b) CLASS A-1 NOTES  (Only if Class   Notes have been                       0.00
                                                        ---
                         paid in full)

(xvii)   Aggregate amount (if any) paid for Financed Student Loans during the
         preceding collection period.                                                            0.00

(xviii)  As of the end of the preceding Collection Period:

         (a) Number of Financed Student Loans that are 30 to 60 days                     8,358,523.67
             Delinquent

         (b) Number of Financed Student Loans that are 61 to 90 days                     4,044,816.26
             Delinquent

         (c) Number of Financed Student Loans that are 91 to 180 days                    7,523,663.21
             Delinquent

         (d) Number of Financed Student Loans that are more than 181 days                1,864,386.03
             Delinquent

         (e) Number of Financed Student Loans for which claims have been filed
             with the appropriate Guarantor and which are awaiting payment               1,687,173.14

(xix)    Parity Percentage             Numerator        N/A
                                                    ------------
         as of 10/31/98                Denominator      N/A                               N/A

(xx)     Excess of amounts deposited into the Collection Account with respect to the sale by the Trust of Serial Loans over the aggregate Purchase amount of such loans (such excess to be distributed to Student
         Holdings)                                                                               0.00

(xxi)    Amount of Additional Principal Payments, if any, made on such
         Distribution Date                                                                       0.00


The Money Store, Inc.



By: /s/ Harry Puglisi
   ------------------------------
        Harry Puglisi
          Treasurer

                          TRANS-WORLD INSURANCE COMPANY
                               2840 MORRIS AVENUE
                                 UNION, NJ 07083

--------------------------------------------------------------------------------
                            CLASSNOTES TRUST 1997 - I
         Noteholders' Statement Pursuant to Section 5.7 (a) of the Sale & Servicing Agreement

         CLASS A-1            Determination Date                      11/17/98
Cusip # 182743-AG9            Distribution Date                       11/23/98
                              Record Date                             11/19/98
--------------------------------------------------------------------------------

(i) Amount of Principal being paid or distributed in respect of the Notes

                     CLASS A-1 NOTES                                                                0.00
                     Per $50,000 original principal amount of the Notes                         0.000000


(ii)     Amount of Interest being paid or distributed in respect of the Notes

                     CLASS A-1 NOTES                                                           79,249.36
                     Per $50,000 original principal amount of the Notes                        52.013889


(iii)    (A) Amount of Noteholders' Auction Rate Interest Carryover being paid or distributed in respect of the Notes

                     CLASS A-1 NOTES                                                                0.00
                     Per $50,000 original principal amount of the Notes                         0.000000

         (B) Remaining Amount of Noteholders' Auction Rate Interest Carryover to be paid or distributed in respect of the Notes

                     CLASS A-1 NOTES                                                                0.00
                     Per $50,000 original principal amount of the Notes                         0.000000

(iv)     Pool Balance at end of preceding Collection Period                               865,922,060.87

(v) Outstanding Principal amount after giving effect to distributions on this Note Distribution Date:

                     CLASS A-1 NOTES                                                       76,900,000.00

(vi)     Applicable Interest Rate:
                     (a) In general:
                         1. Auction Rate for the prior Interest Period:

                                    CLASS A-1 NOTES
                                       PERIOD 1                                                5.350000%
                                       PERIOD 2                                                5.350000%
                                       PERIOD 3                                                5.350000%
                                     CURRENT RATE            (Based on Auction)                5.350000%


                         2. NET LOAN RATE
                                      PERIOD 1                                           6.540400%
                                      PERIOD 2                                           6.270000%
                                      PERIOD 3                                           6.220000%

                     (b) Amount of Interest that would have been paid on such
                         Note Distribution Date if Interest was calculated
                         instead based on the Net Loan Rate                              93,006.28

(vii)    (a) Service Fee for related Collection Period (Pro Rata)                        28,470.89
                     Per $50,000 original principal amount of the Notes                  18.511632

         (b) Service Fee Carryover for related Collection Period
             1. Distributed                                                                   0.00
                     Per $50,000 original principal amount of the Notes                   0.000000

             2. Remaining Balance                                                             0.00
                     Per $50,000 original principal amount of the Notes                   0.000000


(viii)   Amount of Fees for related Collection Period:

             1.  Administration Fee (Pro Rata)                                              961.25
                     Per $50,000 original principal amount of the Notes                   0.625000

             2.  Auction Agent Fee (Pro Rata)                                            17,713.70
                     Per $50,000 original principal amount of the Notes                  11.517361

             3.  Indenture Trustee Fee (Pro Rata)                                             0.00
                     Per $50,000 original principal amount of the Notes                   0.000000

             4.  Eligible Lender Trustee Fee (Pro Rata)                                     172.08
                     Per $50,000 original principal amount of the Notes                   0.111886

             5.  Surety Provider Fee (Pro Rata)                                           5,297.56
                     Per $50,000 original principal amount of the Notes                   3.444444


(ix)     Amount of payments to the Surety Provider in reimbursement of prior draws under any Note Surety Bond or Certificate
         Surety Bond                                                                          0.00

(x)      Aggregate amount of Realized losses for the related Collection
         period                                                                               0.00

(xi)     Aggregate amount received with respect to Financed Student
         Loans for which Realized Losses were allocated previously                            0.00

(xii)    (a) Amount of the distribution attributable to amounts
             in the Reserve Account                                                           0.00

         (b) Amount of any other withdrawals from the Reserve
             Account for such Distribution Date                                               0.00

         (c) Amount in the Reserve Account                                                    0.00


(xiii)   Amount of any draw required to be made under a Note Surety bond
         (together with any other information required to make such draw)                     0.00


(xiv)    (a) Portion (if any) of the distribution attributable to amounts on
             deposit in the Pre-Funding Account                                                  0.00

         (b) Amount in the Pre-Funding Account                                               4,214.94

(xv)     Aggregate amount (if any) paid by the Eligible Lender Trustee for
         Additional Financed Student Loans during the preceding collection
         period                                                                                  0.00

(xvi) Amount in the Pre-Funding Account at the end of the Funding Period to be distributed as a payment of principal in respect of:

                     (a) CLASS A-1 NOTES                                                         0.00
                     (b) CLASS A-1 NOTES  (Only if Class   Notes have been
                                                        ---
                         paid in full)                                                           0.00

(xvii)   Aggregate amount (if any) paid for Financed Student Loans during the
         preceding collection period.                                                            0.00

(xviii)  As of the end of the preceding Collection Period:

         (a) Number of Financed Student Loans that are 30 to 60 days
             Delinquent                                                                  7,781,000.10

         (b) Number of Financed Student Loans that are 61 to 90 days
             Delinquent                                                                  6,782,958.71

         (c) Number of Financed Student Loans that are 91 to 180 days
             Delinquent                                                                  5,445,452.90

         (d) Number of Financed Student Loans that are more than 181 days
             Delinquent                                                                  1,778,182.51

         (e) Number of Financed Student Loans for which claims have been filed
             with the appropriate Guarantor and which are awaiting payment               1,932,208.00

(xix)    Parity Percentage             Numerator            N/A
                                                       -------------
         as of      09/30/98           Denominator          N/A                          N/A


(xx)     Excess of amounts deposited into the Collection Account with respect to the sale by the Trust of Serial Loans over the aggregate Purchase amount of such loans (such excess to be distributed to Student
         Holdings)                                                                               0.00

(xxi)    Amount of Additional Principal Payments, if any, made on such
         Distribution Date                                                                       0.00


The Money Store, Inc.



By: /s/ Harry Puglisi
   ------------------------------
        Harry Puglisi
          Treasurer

                          TRANS-WORLD INSURANCE COMPANY
                               2840 MORRIS AVENUE
                                 UNION, NJ 07083

--------------------------------------------------------------------------------
                            CLASSNOTES TRUST 1997 - I
         Noteholders' Statement Pursuant to Section 5.7 (a) of the Sale & Servicing Agreement

         CLASS A-1            Determination Date          11/09/98
Cusip # 182743-AG9            Distribution Date           11/16/98
                              Record Date                 11/12/98
--------------------------------------------------------------------------------

(i) Amount of Principal being paid or distributed in respect of the Notes

                     CLASS A-1 NOTES                                                               0.00
                     Per $50,000 original principal amount of the Notes                        0.000000


(ii)     Amount of Interest being paid or distributed in respect of the Notes

                     CLASS A-1 NOTES                                                          79,997.36
                     Per $50,000 original principal amount of the Notes                       52.013889


(iii)    (A) Amount of Noteholders' Auction Rate Interest Carryover being paid or distributed in respect of the Notes

                     CLASS A-1 NOTES                                                               0.00
                     Per $50,000 original principal amount of the Notes                        0.000000

         (B) Remaining Amount of Noteholders' Auction Rate Interest Carryover to be paid or distributed in respect of the Notes

                     CLASS A-1 NOTES                                                               0.00
                     Per $50,000 original principal amount of the Notes                        0.000000

(iv)     Pool Balance at end of preceding Collection Period                              865,922,060.87

(v) Outstanding Principal amount after giving effect to distributions on this Note Distribution Date:

                     CLASS A-1 NOTES                                                      76,900,000.00

(vi)     Applicable Interest Rate:
                     (a) In general:
                         1. Auction Rate for the prior Interest Period:

                                    CLASS A-1 NOTES
                                       PERIOD 1                                               5.350000%
                                       PERIOD 2                                               5.350000%
                                       PERIOD 3                                               5.350000%
                                     CURRENT RATE            (Based on Auction)               5.350000%


                         2. NET LOAN RATE
                                      PERIOD 1                                            6.540400%
                                      PERIOD 2                                            6.270000%
                                      PERIOD 3                                            6.220000%

                     (b) Amount of Interest that would have been paid on such
                         Note Distribution Date if Interest was calculated
                         instead based on the Net Loan Rate                                93,006.28

(vii)    (a) Service Fee for related Collection Period (Pro Rata)                          28,470.89
                     Per $50,000 original principal amount of the Notes                    18.511632

         (b) Service Fee Carryover for related Collection Period
             1. Distributed                                                                     0.00
                     Per $50,000 original principal amount of the Notes                     0.000000

             2. Remaining Balance                                                               0.00
                     Per $50,000 original principal amount of the Notes                     0.000000


(viii)   Amount of Fees for related Collection Period:

             1.  Administration Fee (Pro Rata)                                                961.25
                     Per $50,000 original principal amount of the Notes                     0.625000

             2.  Auction Agent Fee (Pro Rata)                                              17,713.70
                     Per $50,000 original principal amount of the Notes                    11.517361

             3.  Indenture Trustee Fee (Pro Rata)                                               0.00
                     Per $50,000 original principal amount of the Notes                     0.000000

             4.  Eligible Lender Trustee Fee (Pro Rata)                                       172.08
                     Per $50,000 original principal amount of the Notes                     0.111886

             5.  Surety Provider Fee (Pro Rata)                                             5,297.56
                     Per $50,000 original principal amount of the Notes                     3.444444


(ix)     Amount of payments to the Surety Provider in reimbursement of prior draws under any Note Surety Bond or Certificate
         Surety Bond                                                                            0.00

(x)      Aggregate amount of Realized losses for the related Collection
         period                                                                                 0.00

(xi)     Aggregate amount received with respect to Financed Student
         Loans for which Realized Losses were allocated previously                              0.00

(xii)    (a) Amount of the distribution attributable to amounts
             in the Reserve Account                                                             0.00

         (b) Amount of any other withdrawals from the Reserve
             Account for such Distribution Date                                                 0.00

         (c) Amount in the Reserve Account                                                      0.00


(xiii)   Amount of any draw required to be made under a Note Surety bond
         (together with any other information required to make such draw)                       0.00


(xiv)    (a) Portion (if any) of the distribution attributable to amounts on
             deposit in the Pre-Funding Account                                                  0.00

         (b) Amount in the Pre-Funding Account                                               4,214.94

(xv)     Aggregate amount (if any) paid by the Eligible Lender Trustee for
         Additional Financed Student Loans during the preceding collection
         period                                                                                  0.00

(xvi) Amount in the Pre-Funding Account at the end of the Funding Period to be distributed as a payment of principal in respect of:

                     (a) CLASS A-1 NOTES                                                         0.00
                     (b) CLASS A-1 NOTES  (Only if Class   Notes have been
                                                        ---
                         paid in full)                                                           0.00

(xvii)   Aggregate amount (if any) paid for Financed Student Loans during the
         preceding collection period.                                                            0.00

(xviii)  As of the end of the preceding Collection Period:

         (a) Number of Financed Student Loans that are 30 to 60 days
             Delinquent                                                                  7,781,000.10

         (b) Number of Financed Student Loans that are 61 to 90 days
             Delinquent                                                                  6,782,958.71

         (c) Number of Financed Student Loans that are 91 to 180 days
             Delinquent                                                                  5,445,452.90

         (d) Number of Financed Student Loans that are more than 181 days
             Delinquent                                                                  1,778,182.51

         (e) Number of Financed Student Loans for which claims have been filed
             with the appropriate Guarantor and which are awaiting payment               1,932,208.00

(xix)    Parity Percentage             Numerator             N/A
                                                        --------------
         as of      09/30/98           Denominator           N/A                         N/A

(xx)     Excess of amounts deposited into the Collection Account with respect to the sale by the Trust of Serial Loans over the aggregate Purchase amount of such loans (such excess to be distributed to Student
         Holdings)                                                                               0.00

(xxi)    Amount of Additional Principal Payments, if any, made on such
         Distribution Date                                                                       0.00


The Money Store, Inc.



By: \s\ Harry Puglisi
   ------------------------------
        Harry Puglisi
          Treasurer

                          TRANS-WORLD INSURANCE COMPANY
                               2840 MORRIS AVENUE
                                 UNION, NJ 07083

--------------------------------------------------------------------------------
                            CLASSNOTES TRUST 1997 - I
         Noteholders' Statement Pursuant to Section 5.7 (a) of the Sale & Servicing Agreement

         CLASS A-1            Determination Date          11/03/98
Cusip # 182743-AG9            Distribution Date           11/09/98
                              Record Date                 11/05/98
--------------------------------------------------------------------------------

(i) Amount of Principal being paid or distributed in respect of the Notes

                     CLASS A-1 NOTES                                                               0.00
                     Per $50,000 original principal amount of the Notes                        0.000000


(ii)     Amount of Interest being paid or distributed in respect of the Notes

                     CLASS A-1 NOTES                                                          79,997.36
                     Per $50,000 original principal amount of the Notes                       52.013889


(iii)    (A) Amount of Noteholders' Auction Rate Interest Carryover being paid or distributed in respect of the Notes

                     CLASS A-1 NOTES                                                               0.00
                     Per $50,000 original principal amount of the Notes                        0.000000

         (B) Remaining Amount of Noteholders' Auction Rate Interest Carryover to be paid or distributed in respect of the Notes

                     CLASS A-1 NOTES                                                               0.00
                     Per $50,000 original principal amount of the Notes                        0.000000

(iv)     Pool Balance at end of preceding Collection Period                              865,922,060.87

(v) Outstanding Principal amount after giving effect to distributions on this Note Distribution Date:

                     CLASS A-1 NOTES                                                      76,900,000.00

(vi)     Applicable Interest Rate:
                     (a) In general:
                         1. Auction Rate for the prior Interest Period:

                                    CLASS A-1 NOTES
                                       PERIOD 1                                               5.450000%
                                       PERIOD 2                                               5.350000%
                                       PERIOD 3                                               5.350000%
                                     CURRENT RATE            (Based on Auction)               5.350000%


                         2. NET LOAN RATE
                                      PERIOD 1                                            6.540400%
                                      PERIOD 2                                            6.270000%
                                      PERIOD 3                                            6.220000%

                     (b) Amount of Interest that would have been paid on such
                         Note Distribution Date if Interest was calculated
                         instead based on the Net Loan Rate                                93,006.28

(vii)    (a) Service Fee for related Collection Period (Pro Rata)                          28,470.89
                     Per $50,000 original principal amount of the Notes                    18.511632

         (b) Service Fee Carryover for related Collection Period
             1. Distributed                                                                     0.00
                     Per $50,000 original principal amount of the Notes                     0.000000

             2. Remaining Balance                                                               0.00
                     Per $50,000 original principal amount of the Notes                     0.000000


(viii)   Amount of Fees for related Collection Period:

             1.  Administration Fee (Pro Rata)                                                961.25
                     Per $50,000 original principal amount of the Notes                     0.625000

             2.  Auction Agent Fee (Pro Rata)                                              17,713.70
                     Per $50,000 original principal amount of the Notes                    11.517361

             3.  Indenture Trustee Fee (Pro Rata)                                               0.00
                     Per $50,000 original principal amount of the Notes                     0.000000

             4.  Eligible Lender Trustee Fee (Pro Rata)                                       172.08
                     Per $50,000 original principal amount of the Notes                     0.111886

             5.  Surety Provider Fee (Pro Rata)                                             5,297.56
                     Per $50,000 original principal amount of the Notes                     3.444444


(ix)     Amount of payments to the Surety Provider in reimbursement of prior draws under any Note Surety Bond or Certificate
         Surety Bond                                                                            0.00

(x)      Aggregate amount of Realized losses for the related Collection
         period                                                                                 0.00

(xi)     Aggregate amount received with respect to Financed Student
         Loans for which Realized Losses were allocated previously                              0.00

(xii)    (a) Amount of the distribution attributable to amounts
             in the Reserve Account                                                             0.00

         (b) Amount of any other withdrawals from the Reserve
             Account for such Distribution Date                                                 0.00

         (c) Amount in the Reserve Account                                                      0.00


(xiii)   Amount of any draw required to be made under a Note Surety bond
         (together with any other information required to make such draw)                       0.00


(xiv)    (a) Portion (if any) of the distribution attributable to amounts on
             deposit in the Pre-Funding Account                                                  0.00

         (b) Amount in the Pre-Funding Account                                               4,214.94

(xv)     Aggregate amount (if any) paid by the Eligible Lender Trustee for
         Additional Financed Student Loans during the preceding collection
         period                                                                                  0.00

(xvi) Amount in the Pre-Funding Account at the end of the Funding Period to be distributed as a payment of principal in respect of:

                     (a) CLASS A-1 NOTES                                                         0.00
                     (b) CLASS A-1 NOTES  (Only if Class   Notes have been
                                                        ---
                         paid in full)                                                           0.00

(xvii)   Aggregate amount (if any) paid for Financed Student Loans during the
         preceding collection period.                                                            0.00

(xviii)  As of the end of the preceding Collection Period:

         (a) Number of Financed Student Loans that are 30 to 60 days
             Delinquent                                                                  7,781,000.10

         (b) Number of Financed Student Loans that are 61 to 90 days
             Delinquent                                                                  6,782,958.71

         (c) Number of Financed Student Loans that are 91 to 180 days
             Delinquent                                                                  5,445,452.90

         (d) Number of Financed Student Loans that are more than 181 days
             Delinquent                                                                  1,778,182.51

         (e) Number of Financed Student Loans for which claims have been filed
             with the appropriate Guarantor and which are awaiting payment               1,932,208.00

(xix)    Parity Percentage             Numerator             N/A
                                                        --------------
         as of      09/30/98           Denominator           N/A                         N/A

(xx)     Excess of amounts deposited into the Collection Account with respect to the sale by the Trust of Serial Loans over the aggregate Purchase amount of such loans (such excess to be distributed to Student
         Holdings)                                                                               0.00

(xxi)    Amount of Additional Principal Payments, if any, made on such
         Distribution Date                                                                       0.00


The Money Store, Inc.



By: /s/ Harry Puglisi
   ------------------------------
        Harry Puglisi
          Treasurer

                          TRANS-WORLD INSURANCE COMPANY
                               2840 MORRIS AVENUE
                                 UNION, NJ 07083

--------------------------------------------------------------------------------
                            CLASSNOTES TRUST 1997 - I
         Noteholders' Statement Pursuant to Section 5.7 (a) of the Sale & Servicing Agreement

         CLASS A-1            Determination Date          10/27/98
Cusip # 182743-AG9            Distribution Date           11/02/98
                              Record Date                 10/29/98
--------------------------------------------------------------------------------

(i) Amount of Principal being paid or distributed in respect of the Notes

                     CLASS A-1 NOTES                                                               0.00
                     Per $50,000 original principal amount of the Notes                        0.000000


(ii)     Amount of Interest being paid or distributed in respect of the Notes

                     CLASS A-1 NOTES                                                          79,997.36
                     Per $50,000 original principal amount of the Notes                       52.013889


(iii)    (A) Amount of Noteholders' Auction Rate Interest Carryover being paid or distributed in respect of the Notes

                     CLASS A-1 NOTES                                                               0.00
                     Per $50,000 original principal amount of the Notes                        0.000000

         (B) Remaining Amount of Noteholders' Auction Rate Interest Carryover to be paid or distributed in respect of the Notes

                     CLASS A-1 NOTES                                                               0.00
                     Per $50,000 original principal amount of the Notes                        0.000000

(iv)     Pool Balance at end of preceding Collection Period                              865,922,060.87

(v) Outstanding Principal amount after giving effect to distributions on this Note Distribution Date:

                     CLASS A-1 NOTES                                                      76,900,000.00

(vi)     Applicable Interest Rate:
                     (a) In general:
                         1. Auction Rate for the prior Interest Period:

                                    CLASS A-1 NOTES
                                       PERIOD 1                                               5.350000%
                                       PERIOD 2                                               5.450000%
                                       PERIOD 3                                               5.350000%
                                     CURRENT RATE            (Based on Auction)               5.350000%


                         2. NET LOAN RATE
                                      PERIOD 1                                             6.585500%
                                      PERIOD 2                                             6.540400%
                                      PERIOD 3                                             6.270000%

                     (b) Amount of Interest that would have been paid on such
                         Note Distribution Date if Interest was calculated
                         instead based on the Net Loan Rate                                93,753.92

(vii)    (a) Service Fee for related Collection Period (Pro Rata)                          28,470.89
                     Per $50,000 original principal amount of the Notes                    18.511632

         (b) Service Fee Carryover for related Collection Period
             1. Distributed                                                                     0.00
                     Per $50,000 original principal amount of the Notes                     0.000000

             2. Remaining Balance                                                               0.00
                     Per $50,000 original principal amount of the Notes                     0.000000


(viii)   Amount of Fees for related Collection Period:

             1.  Administration Fee (Pro Rata)                                                961.25
                     Per $50,000 original principal amount of the Notes                     0.625000

             2.  Auction Agent Fee (Pro Rata)                                              17,713.70
                     Per $50,000 original principal amount of the Notes                    11.517361

             3.  Indenture Trustee Fee (Pro Rata)                                               0.00
                     Per $50,000 original principal amount of the Notes                     0.000000

             4.  Eligible Lender Trustee Fee (Pro Rata)                                       172.08
                     Per $50,000 original principal amount of the Notes                     0.111886

             5.  Surety Provider Fee (Pro Rata)                                             5,297.56
                     Per $50,000 original principal amount of the Notes                     3.444444


(ix)     Amount of payments to the Surety Provider in reimbursement of prior draws under any Note Surety Bond or Certificate
         Surety Bond                                                                            0.00

(x)      Aggregate amount of Realized losses for the related Collection
         period                                                                                 0.00

(xi)     Aggregate amount received with respect to Financed Student
         Loans for which Realized Losses were allocated previously                              0.00

(xii)    (a) Amount of the distribution attributable to amounts
             in the Reserve Account                                                             0.00

         (b) Amount of any other withdrawals from the Reserve
             Account for such Distribution Date                                                 0.00

         (c) Amount in the Reserve Account                                                      0.00


(xiii)   Amount of any draw required to be made under a Note Surety bond
         (together with any other information required to make such draw)                       0.00


(xiv)    (a) Portion (if any) of the distribution attributable to amounts on
             deposit in the Pre-Funding Account                                                  0.00

         (b) Amount in the Pre-Funding Account                                               4,214.94

(xv)     Aggregate amount (if any) paid by the Eligible Lender Trustee for
         Additional Financed Student Loans during the preceding collection
         period                                                                                  0.00

(xvi) Amount in the Pre-Funding Account at the end of the Funding Period to be distributed as a payment of principal in respect of:

                     (a) CLASS A-1 NOTES                                                         0.00
                     (b) CLASS A-1 NOTES  (Only if Class   Notes have been
                                                        ---
                         paid in full)                                                           0.00

(xvii)   Aggregate amount (if any) paid for Financed Student Loans during the
         preceding collection period.                                                            0.00

(xviii)  As of the end of the preceding Collection Period:

         (a) Number of Financed Student Loans that are 30 to 60 days
             Delinquent                                                                  7,781,000.10

         (b) Number of Financed Student Loans that are 61 to 90 days
             Delinquent                                                                  6,782,958.71

         (c) Number of Financed Student Loans that are 91 to 180 days
             Delinquent                                                                  5,445,452.90

         (d) Number of Financed Student Loans that are more than 181 days
             Delinquent                                                                  1,778,182.51

         (e) Number of Financed Student Loans for which claims have been filed
             with the appropriate Guarantor and which are awaiting payment               1,932,208.00

(xix)    Parity Percentage             Numerator             N/A
                                                        --------------
         as of      09/30/98           Denominator           N/A                         N/A

(xx)     Excess of amounts deposited into the Collection Account with respect to the sale by the Trust of Serial Loans over the aggregate Purchase amount of such loans (such excess to be distributed to Student
         Holdings)                                                                               0.00

(xxi)    Amount of Additional Principal Payments, if any, made on such
         Distribution Date                                                                       0.00


The Money Store, Inc.



By: /s/ Harry Puglisi
   ------------------------------
        Harry Puglisi
          Treasurer

                          TRANS-WORLD INSURANCE COMPANY
                               2840 MORRIS AVENUE
                                 UNION, NJ 07083

--------------------------------------------------------------------------------
                            CLASSNOTES TRUST 1997 - I
         Noteholders' Statement Pursuant to Section 5.7 (a) of the Sale & Servicing Agreement

         CLASS A-1            Determination Date          10/13/98
Cusip # 182743-AG9            Distribution Date           10/19/98
                              Record Date                 10/15/98
--------------------------------------------------------------------------------

(i) Amount of Principal being paid or distributed in respect of the Notes

                     CLASS A-1 NOTES                                                               0.00
                     Per $50,000 original principal amount of the Notes                        0.000000


(ii)     Amount of Interest being paid or distributed in respect of the Notes

                     CLASS A-1 NOTES                                                          69,850.83
                     Per $50,000 original principal amount of the Notes                       45.416667


(iii)    (A) Amount of Noteholders' Auction Rate Interest Carryover being paid or distributed in respect of the Notes

                     CLASS A-1 NOTES                                                               0.00
                     Per $50,000 original principal amount of the Notes                        0.000000

         (B) Remaining Amount of Noteholders' Auction Rate Interest Carryover to be paid or distributed in respect of the Notes

                     CLASS A-1 NOTES                                                               0.00
                     Per $50,000 original principal amount of the Notes                        0.000000

(iv)     Pool Balance at end of preceding Collection Period                              870,419,460.64

(v) Outstanding Principal amount after giving effect to distributions on this Note Distribution Date:

                     CLASS A-1 NOTES                                                      76,900,000.00

(vi)     Applicable Interest Rate:
                     (a) In general:
                         1. Auction Rate for the prior Interest Period:

                                    CLASS A-1 NOTES
                                       PERIOD 1                                               5.650000%
                                       PERIOD 2                                               5.500000%
                                       PERIOD 3                                               5.350000%
                                     CURRENT RATE            (Based on Auction)               5.450000%


                         2. NET LOAN RATE
                                      PERIOD 1                                             6.585500%
                                      PERIOD 2                                             6.540400%
                                      PERIOD 3                                             6.270000%

                     (b) Amount of Interest that would have been paid on such
                         Note Distribution Date if Interest was calculated
                         instead based on the Net Loan Rate                                80,360.50

(vii)    (a) Service Fee for related Collection Period (Pro Rata)                          28,201.36
                     Per $50,000 original principal amount of the Notes                    18.336385

         (b) Service Fee Carryover for related Collection Period
             1. Distributed                                                                     0.00
                     Per $50,000 original principal amount of the Notes                     0.000000

             2. Remaining Balance                                                               0.00
                     Per $50,000 original principal amount of the Notes                     0.000000


(viii)   Amount of Fees for related Collection Period:

             1.  Administration Fee (Pro Rata)                                                961.25
                     Per $50,000 original principal amount of the Notes                     0.625000

             2.  Auction Agent Fee (Pro Rata)                                              17,142.29
                     Per $50,000 original principal amount of the Notes                    11.145833

             3.  Indenture Trustee Fee (Pro Rata)                                               0.00
                     Per $50,000 original principal amount of the Notes                     0.000000

             4.  Eligible Lender Trustee Fee (Pro Rata)                                       171.51
                     Per $50,000 original principal amount of the Notes                     0.111512

             5.  Surety Provider Fee (Pro Rata)                                             5,126.67
                     Per $50,000 original principal amount of the Notes                     3.333333


(ix)     Amount of payments to the Surety Provider in reimbursement of prior draws under any Note Surety Bond or Certificate
         Surety Bond                                                                            0.00

(x)      Aggregate amount of Realized losses for the related Collection
         period                                                                                 0.00

(xi)     Aggregate amount received with respect to Financed Student
         Loans for which Realized Losses were allocated previously                              0.00

(xii)    (a) Amount of the distribution attributable to amounts
             in the Reserve Account                                                             0.00

         (b) Amount of any other withdrawals from the Reserve
             Account for such Distribution Date                                                 0.00

         (c) Amount in the Reserve Account                                                      0.00


(xiii)   Amount of any draw required to be made under a Note Surety bond
         (together with any other information required to make such draw)                       0.00


(xiv)    (a) Portion (if any) of the distribution attributable to amounts on
             deposit in the Pre-Funding Account                                                  0.00

         (b) Amount in the Pre-Funding Account                                             402,960.84

(xv)     Aggregate amount (if any) paid by the Eligible Lender Trustee for
         Additional Financed Student Loans during the preceding collection
         period                                                                                  0.00

(xvi) Amount in the Pre-Funding Account at the end of the Funding Period to be distributed as a payment of principal in respect of:

                     (a) CLASS A-1 NOTES                                                         0.00
                     (b) CLASS A-1 NOTES  (Only if Class   Notes have been
                                                        ---
                         paid in full)                                                           0.00

(xvii)   Aggregate amount (if any) paid for Financed Student Loans during the
         preceding collection period.                                                            0.00

(xviii)  As of the end of the preceding Collection Period:

         (a) Number of Financed Student Loans that are 30 to 60 days
             Delinquent                                                                  6,085,916.51

         (b) Number of Financed Student Loans that are 61 to 90 days
             Delinquent                                                                  3,609,983.98

         (c) Number of Financed Student Loans that are 91 to 180 days
             Delinquent                                                                  5,339,829.68

         (d) Number of Financed Student Loans that are more than 181 days
             Delinquent                                                                  1,542,892.65

         (e) Number of Financed Student Loans for which claims have been filed
             with the appropriate Guarantor and which are awaiting payment                 970,570.71

(xix)    Parity Percentage             Numerator        961,039,499.25
                                                        --------------
         as of     06/30/98           Denominator       952,249,462.53                        100.92%

(xx)     Excess of amounts deposited into the Collection Account with respect to the sale by the Trust of Serial Loans over the aggregate Purchase amount of such loans (such excess to be distributed to Student
         Holdings)                                                                          45,102.97

(xxi)    Amount of Additional Principal Payments, if any, made on such
         Distribution Date                                                                       0.00


The Money Store, Inc.



By: /s/ Harry Puglisi
   ------------------------------
        Harry Puglisi
          Treasurer

                          TRANS-WORLD INSURANCE COMPANY
                               2840 MORRIS AVENUE
                                 UNION, NJ 07083

--------------------------------------------------------------------------------
                            CLASSNOTES TRUST 1997 - I
         Noteholders' Statement Pursuant to Section 5.7 (a) of the Sale & Servicing Agreement

         CLASS A-1            Determination Date          10/06/98
Cusip # 182743-AG9            Distribution Date           10/13/98
                              Record Date                 10/08/98
--------------------------------------------------------------------------------

(i) Amount of Principal being paid or distributed in respect of the Notes

                     CLASS A-1 NOTES                                                               0.00
                     Per $50,000 original principal amount of the Notes                        0.000000


(ii)     Amount of Interest being paid or distributed in respect of the Notes

                     CLASS A-1 NOTES                                                          91,425.56
                     Per $50,000 original principal amount of the Notes                       59.444444


(iii)    (A) Amount of Noteholders' Auction Rate Interest Carryover being paid or distributed in respect of the Notes

                     CLASS A-1 NOTES                                                               0.00
                     Per $50,000 original principal amount of the Notes                        0.000000

         (B) Remaining Amount of Noteholders' Auction Rate Interest Carryover to be paid or distributed in respect of the Notes

                     CLASS A-1 NOTES                                                               0.00
                     Per $50,000 original principal amount of the Notes                        0.000000

(iv)     Pool Balance at end of preceding Collection Period                              874,444,388.48

(v) Outstanding Principal amount after giving effect to distributions on this Note Distribution Date:

                     CLASS A-1 NOTES                                                      76,900,000.00

(vi)     Applicable Interest Rate:
                     (a) In general:
                         1. Auction Rate for the prior Interest Period:

                                    CLASS A-1 NOTES
                                       PERIOD 1                                               5.650000%
                                       PERIOD 2                                               5.650000%
                                       PERIOD 3                                               5.500000%
                                     CURRENT RATE            (Based on Auction)               5.350000%


                         2. NET LOAN RATE
                                      PERIOD 1                                             6.585500%
                                      PERIOD 2                                             6.540400%
                                      PERIOD 3                                             6.270000%

                     (b) Amount of Interest that would have been paid on such
                         Note Distribution Date if Interest was calculated
                         instead based on the Net Loan Rate                               107,147.33

(vii)    (a) Service Fee for related Collection Period (Pro Rata)                          28,201.36
                     Per $50,000 original principal amount of the Notes                    18.336385

         (b) Service Fee Carryover for related Collection Period
             1. Distributed                                                                     0.00
                     Per $50,000 original principal amount of the Notes                     0.000000

             2. Remaining Balance                                                               0.00
                     Per $50,000 original principal amount of the Notes                     0.000000


(viii)   Amount of Fees for related Collection Period:

             1.  Administration Fee (Pro Rata)                                                961.25
                     Per $50,000 original principal amount of the Notes                     0.625000

             2.  Auction Agent Fee (Pro Rata)                                              17,142.29
                     Per $50,000 original principal amount of the Notes                    11.145833

             3.  Indenture Trustee Fee (Pro Rata)                                               0.00
                     Per $50,000 original principal amount of the Notes                     0.000000

             4.  Eligible Lender Trustee Fee (Pro Rata)                                       171.51
                     Per $50,000 original principal amount of the Notes                     0.111512

             5.  Surety Provider Fee (Pro Rata)                                             5,126.67
                     Per $50,000 original principal amount of the Notes                     3.333333


(ix)     Amount of payments to the Surety Provider in reimbursement of prior draws under any Note Surety Bond or Certificate
         Surety Bond                                                                            0.00

(x)      Aggregate amount of Realized losses for the related Collection
         period                                                                                 0.00

(xi)     Aggregate amount received with respect to Financed Student
         Loans for which Realized Losses were allocated previously                              0.00

(xii)    (a) Amount of the distribution attributable to amounts
             in the Reserve Account                                                             0.00

         (b) Amount of any other withdrawals from the Reserve
             Account for such Distribution Date                                                 0.00

         (c) Amount in the Reserve Account                                                      0.00


(xiii)   Amount of any draw required to be made under a Note Surety bond
         (together with any other information required to make such draw)                       0.00


(xiv)    (a) Portion (if any) of the distribution attributable to amounts on
             deposit in the Pre-Funding Account                                                  0.00

         (b) Amount in the Pre-Funding Account                                             402,960.84

(xv)     Aggregate amount (if any) paid by the Eligible Lender Trustee for
         Additional Financed Student Loans during the preceding collection
         period                                                                                  0.00

(xvi) Amount in the Pre-Funding Account at the end of the Funding Period to be distributed as a payment of principal in respect of:

                     (a) CLASS A-1 NOTES                                                         0.00
                     (b) CLASS A-1 NOTES  (Only if Class   Notes have been
                                                        ---
                         paid in full)                                                           0.00

(xvii)   Aggregate amount (if any) paid for Financed Student Loans during the
         preceding collection period.                                                            0.00

(xviii)  As of the end of the preceding Collection Period:

         (a) Number of Financed Student Loans that are 30 to 60 days
             Delinquent                                                                  6,085,916.51

         (b) Number of Financed Student Loans that are 61 to 90 days
             Delinquent                                                                  3,609,983.98

         (c) Number of Financed Student Loans that are 91 to 180 days
             Delinquent                                                                  5,339,829.68

         (d) Number of Financed Student Loans that are more than 181 days
             Delinquent                                                                  1,542,892.65

         (e) Number of Financed Student Loans for which claims have been filed
             with the appropriate Guarantor and which are awaiting payment                 970,570.71

(xix)    Parity Percentage             Numerator        961,039,499.25
                                                        --------------
         as of      06/30/98           Denominator      952,249,462.53                        100.92%

(xx)     Excess of amounts deposited into the Collection Account with respect to the sale by the Trust of Serial Loans over the aggregate Purchase amount of such loans (such excess to be distributed to Student
         Holdings)                                                                          45,102.97

(xxi)    Amount of Additional Principal Payments, if any, made on such
         Distribution Date                                                                       0.00


The Money Store, Inc.



By: /s/ Harry Puglisi
   ------------------------------
        Harry Puglisi
          Treasurer

                          TRANS-WORLD INSURANCE COMPANY
                               2840 MORRIS AVENUE
                                 UNION, NJ 07083

--------------------------------------------------------------------------------
                            CLASSNOTES TRUST 1997 - I
         Noteholders' Statement Pursuant to Section 5.7 (a) of the Sale & Servicing Agreement

         CLASS A-1            Determination Date          09/29/98
Cusip # 182743-AG9            Distribution Date           10/05/98
                              Record Date                 10/01/98
--------------------------------------------------------------------------------

(i) Amount of Principal being paid or distributed in respect of the Notes

                     CLASS A-1 NOTES                                                               0.00
                     Per $50,000 original principal amount of the Notes                        0.000000


(ii)     Amount of Interest being paid or distributed in respect of the Notes

                     CLASS A-1 NOTES                                                          82,240.28
                     Per $50,000 original principal amount of the Notes                       53.472222


(iii)    (A) Amount of Noteholders' Auction Rate Interest Carryover being paid or distributed in respect of the Notes

                     CLASS A-1 NOTES                                                               0.00
                     Per $50,000 original principal amount of the Notes                        0.000000

         (B) Remaining Amount of Noteholders' Auction Rate Interest Carryover to be paid or distributed in respect of the Notes

                     CLASS A-1 NOTES                                                               0.00
                     Per $50,000 original principal amount of the Notes                        0.000000

(iv)     Pool Balance at end of preceding Collection Period                              881,690,190.20

(v) Outstanding Principal amount after giving effect to distributions on this Note Distribution Date:

                     CLASS A-1 NOTES                                                      76,900,000.00

(vi)     Applicable Interest Rate:
                     (a) In general:
                         1. Auction Rate for the prior Interest Period:

                                    CLASS A-1 NOTES
                                       PERIOD 1                                               5.650000%
                                       PERIOD 2                                               5.650000%
                                       PERIOD 3                                               5.650000%
                                     CURRENT RATE            (Based on Auction)               5.500000%


                         2. NET LOAN RATE
                                      PERIOD 1                                             6.659250%
                                      PERIOD 2                                             6.620800%
                                      PERIOD 3                                             6.585500%

                     (b) Amount of Interest that would have been paid on such
                         Note Distribution Date if Interest was calculated
                         instead based on the Net Loan Rate                                97,797.15

(vii)    (a) Service Fee for related Collection Period (Pro Rata)                          30,468.23
                     Per $50,000 original principal amount of the Notes                    19.810293

         (b) Service Fee Carryover for related Collection Period
             1. Distributed                                                                     0.00
                     Per $50,000 original principal amount of the Notes                     0.000000

             2. Remaining Balance                                                               0.00
                     Per $50,000 original principal amount of the Notes                     0.000000


(viii)   Amount of Fees for related Collection Period:

             1.  Administration Fee (Pro Rata)                                                961.25
                     Per $50,000 original principal amount of the Notes                     0.625000

             2.  Auction Agent Fee (Pro Rata)                                              17,713.70
                     Per $50,000 original principal amount of the Notes                    11.517361

             3.  Indenture Trustee Fee (Pro Rata)                                               0.00
                     Per $50,000 original principal amount of the Notes                     0.000000

             4.  Eligible Lender Trustee Fee (Pro Rata)                                       168.70
                     Per $50,000 original principal amount of the Notes                     0.109685

             5.  Surety Provider Fee (Pro Rata)                                             5,297.56
                     Per $50,000 original principal amount of the Notes                     3.444444


(ix)     Amount of payments to the Surety Provider in reimbursement of prior draws under any Note Surety Bond or Certificate
         Surety Bond                                                                            0.00

(x)      Aggregate amount of Realized losses for the related Collection
         period                                                                                 0.00

(xi)     Aggregate amount received with respect to Financed Student
         Loans for which Realized Losses were allocated previously                              0.00

(xii)    (a) Amount of the distribution attributable to amounts
             in the Reserve Account                                                             0.00

         (b) Amount of any other withdrawals from the Reserve
             Account for such Distribution Date                                                 0.00

         (c) Amount in the Reserve Account                                                      0.00


(xiii)   Amount of any draw required to be made under a Note Surety bond
         (together with any other information required to make such draw)                       0.00


(xiv)    (a) Portion (if any) of the distribution attributable to amounts on
             deposit in the Pre-Funding Account                                                  0.00

         (b) Amount in the Pre-Funding Account                                             402,960.84

(xv)     Aggregate amount (if any) paid by the Eligible Lender Trustee for
         Additional Financed Student Loans during the preceding collection
         period                                                                                  0.00

(xvi) Amount in the Pre-Funding Account at the end of the Funding Period to be distributed as a payment of principal in respect of:

                     (a) CLASS A-1 NOTES                                                         0.00
                     (b) CLASS A-1 NOTES  (Only if Class   Notes have been
                                                        ---
                         paid in full)                                                           0.00

(xvii)   Aggregate amount (if any) paid for Financed Student Loans during the
         preceding collection period.                                                            0.00

(xviii)  As of the end of the preceding Collection Period:

         (a) Number of Financed Student Loans that are 30 to 60 days
             Delinquent                                                                  6,085,916.51

         (b) Number of Financed Student Loans that are 61 to 90 days
             Delinquent                                                                  3,609,983.98

         (c) Number of Financed Student Loans that are 91 to 180 days
             Delinquent                                                                  5,339,829.68

         (d) Number of Financed Student Loans that are more than 181 days
             Delinquent                                                                  1,542,892.65

         (e) Number of Financed Student Loans for which claims have been filed
             with the appropriate Guarantor and which are awaiting payment                 970,570.71

(xix)    Parity Percentage             Numerator        961,039,499.25
                                                        --------------
         as of      06/30/98           Denominator      952,249,462.53                        100.92%

(xx)     Excess of amounts deposited into the Collection Account with respect to the sale by the Trust of Serial Loans over the aggregate Purchase amount of such loans (such excess to be distributed to Student
         Holdings)                                                                          45,102.97

(xxi)    Amount of Additional Principal Payments, if any, made on such
         Distribution Date                                                                       0.00


The Money Store, Inc.



By: /s/ Harry Puglisi
   ------------------------------
        Harry Puglisi
          Treasurer

                          TRANS-WORLD INSURANCE COMPANY
                               2840 MORRIS AVENUE
                                 UNION, NJ 07083

--------------------------------------------------------------------------------
                            CLASSNOTES TRUST 1997 - I
         Noteholders' Statement Pursuant to Section 5.7 (a) of the Sale & Servicing Agreement

         CLASS A-1            Determination Date          09/22/98
Cusip # 182743-AG9            Distribution Date           09/28/98
                              Record Date                 09/24/98
--------------------------------------------------------------------------------

(i) Amount of Principal being paid or distributed in respect of the Notes

                     CLASS A-1 NOTES                                                               0.00
                     Per $50,000 original principal amount of the Notes                        0.000000


(ii)     Amount of Interest being paid or distributed in respect of the Notes

                     CLASS A-1 NOTES                                                          84,483.19
                     Per $50,000 original principal amount of the Notes                       54.930556


(iii)    (A) Amount of Noteholders' Auction Rate Interest Carryover being paid or distributed in respect of the Notes

                     CLASS A-1 NOTES                                                               0.00
                     Per $50,000 original principal amount of the Notes                        0.000000

         (B) Remaining Amount of Noteholders' Auction Rate Interest Carryover to be paid or distributed in respect of the Notes

                     CLASS A-1 NOTES                                                               0.00
                     Per $50,000 original principal amount of the Notes                        0.000000

(iv)     Pool Balance at end of preceding Collection Period                              881,690,190.20

(v) Outstanding Principal amount after giving effect to distributions on this Note Distribution Date:

                     CLASS A-1 NOTES                                                      76,900,000.00

(vi)     Applicable Interest Rate:
                     (a) In general:
                         1. Auction Rate for the prior Interest Period:

                                    CLASS A-1 NOTES
                                       PERIOD 1                                               5.640000%
                                       PERIOD 2                                               5.650000%
                                       PERIOD 3                                               5.650000%
                                     CURRENT RATE            (Based on Auction)               5.650000%


                         2. NET LOAN RATE
                                      PERIOD 1                                             6.659250%
                                      PERIOD 2                                             6.620800%
                                      PERIOD 3                                             6.585500%

                     (b) Amount of Interest that would have been paid on such
                         Note Distribution Date if Interest was calculated
                         instead based on the Net Loan Rate                                97,797.15

(vii)    (a) Service Fee for related Collection Period (Pro Rata)                          30,468.23
                     Per $50,000 original principal amount of the Notes                    19.810293

         (b) Service Fee Carryover for related Collection Period
             1. Distributed                                                                     0.00
                     Per $50,000 original principal amount of the Notes                     0.000000

             2. Remaining Balance                                                               0.00
                     Per $50,000 original principal amount of the Notes                     0.000000


(viii)   Amount of Fees for related Collection Period:

             1.  Administration Fee (Pro Rata)                                                961.25
                     Per $50,000 original principal amount of the Notes                     0.625000

             2.  Auction Agent Fee (Pro Rata)                                              17,713.70
                     Per $50,000 original principal amount of the Notes                    11.517361

             3.  Indenture Trustee Fee (Pro Rata)                                               0.00
                     Per $50,000 original principal amount of the Notes                     0.000000

             4.  Eligible Lender Trustee Fee (Pro Rata)                                       168.70
                     Per $50,000 original principal amount of the Notes                     0.109685

             5.  Surety Provider Fee (Pro Rata)                                             5,297.56
                     Per $50,000 original principal amount of the Notes                     3.444444


(ix)     Amount of payments to the Surety Provider in reimbursement of prior draws under any Note Surety Bond or Certificate
         Surety Bond                                                                            0.00

(x)      Aggregate amount of Realized losses for the related Collection
         period                                                                                 0.00

(xi)     Aggregate amount received with respect to Financed Student
         Loans for which Realized Losses were allocated previously                              0.00

(xii)    (a) Amount of the distribution attributable to amounts
             in the Reserve Account                                                             0.00

         (b) Amount of any other withdrawals from the Reserve
             Account for such Distribution Date                                                 0.00

         (c) Amount in the Reserve Account                                                      0.00


(xiii)   Amount of any draw required to be made under a Note Surety bond
         (together with any other information required to make such draw)                       0.00


(xiv)    (a) Portion (if any) of the distribution attributable to amounts on
             deposit in the Pre-Funding Account                                                  0.00

         (b) Amount in the Pre-Funding Account                                             402,960.84

(xv)     Aggregate amount (if any) paid by the Eligible Lender Trustee for
         Additional Financed Student Loans during the preceding collection
         period                                                                                  0.00

(xvi) Amount in the Pre-Funding Account at the end of the Funding Period to be distributed as a payment of principal in respect of:

                     (a) CLASS A-1 NOTES                                                         0.00
                     (b) CLASS A-1 NOTES  (Only if Class   Notes have been
                                                        ---
                         paid in full)                                                           0.00

(xvii)   Aggregate amount (if any) paid for Financed Student Loans during the
         preceding collection period.                                                            0.00

(xviii)  As of the end of the preceding Collection Period:

         (a) Number of Financed Student Loans that are 30 to 60 days                     6,085,916.51
             Delinquent

         (b) Number of Financed Student Loans that are 61 to 90 days                     3,609,983.98
             Delinquent

         (c) Number of Financed Student Loans that are 91 to 180 days                    5,339,829.68
             Delinquent

         (d) Number of Financed Student Loans that are more than 181 days                1,542,892.65
             Delinquent

         (e) Number of Financed Student Loans for which claims have been filed
             with the appropriate Guarantor and which are awaiting payment                 970,570.71

(xix)    Parity Percentage             Numerator    961,039,499.25
                                                    --------------
         as of 06/30/98                Denominator  952,249,462.53                            100.92%

(xx)     Excess of amounts deposited into the Collection Account with respect to the sale by the Trust of Serial Loans over the aggregate Purchase amount of such loans (such excess to be distributed to Student
         Holdings)                                                                          45,102.97

(xxi)    Amount of Additional Principal Payments, if any, made on such
         Distribution Date                                                                       0.00


The Money Store, Inc.



By: /s/ Harry Puglisi
   ------------------------------
        Harry Puglisi
          Treasurer

                          TRANS-WORLD INSURANCE COMPANY
                               2840 MORRIS AVENUE
                                 UNION, NJ 07083

--------------------------------------------------------------------------------
                            CLASSNOTES TRUST 1997 - I
         Noteholders' Statement Pursuant to Section 5.7 (a) of the Sale & Servicing Agreement

         CLASS A-1            Determination Date                 09/15/98
Cusip # 182743-AG9            Distribution Date                  09/21/98
                              Record Date                        09/17/98
--------------------------------------------------------------------------------

(i) Amount of Principal being paid or distributed in respect of the Notes

                     CLASS A-1 NOTES                                                               0.00
                     Per $50,000 original principal amount of the Notes                        0.000000


(ii)     Amount of Interest being paid or distributed in respect of the Notes

                     CLASS A-1 NOTES                                                          84,483.19
                     Per $50,000 original principal amount of the Notes                       54.930556


(iii)    (A) Amount of Noteholders' Auction Rate Interest Carryover being paid or distributed in respect of the Notes

                     CLASS A-1 NOTES                                                               0.00
                     Per $50,000 original principal amount of the Notes                        0.000000

         (B) Remaining Amount of Noteholders' Auction Rate Interest Carryover to be paid or distributed in respect of the Notes

                     CLASS A-1 NOTES                                                               0.00
                     Per $50,000 original principal amount of the Notes                        0.000000

(iv)     Pool Balance at end of preceding Collection Period                              881,690,190.20

(v) Outstanding Principal amount after giving effect to distributions on this Note Distribution Date:

                     CLASS A-1 NOTES                                                      76,900,000.00

(vi)     Applicable Interest Rate:
                     (a) In general:
                         1. Auction Rate for the prior Interest Period:

                                    CLASS A-1 NOTES
                                       PERIOD 1                                               5.620000%
                                       PERIOD 2                                               5.640000%
                                       PERIOD 3                                               5.650000%
                                     CURRENT RATE            (Based on Auction)               5.650000%


                         2. NET LOAN RATE
                                      PERIOD 1                                           6.659250%
                                      PERIOD 2                                           6.620800%
                                      PERIOD 3                                           6.585500%

                     (b) Amount of Interest that would have been paid on such
                         Note Distribution Date if Interest was calculated
                         instead based on the Net Loan Rate                              97,797.15

(vii)    (a) Service Fee for related Collection Period (Pro Rata)                        30,468.23
                     Per $50,000 original principal amount of the Notes                  19.810293

         (b) Service Fee Carryover for related Collection Period
             1. Distributed                                                                   0.00
                     Per $50,000 original principal amount of the Notes                   0.000000

             2. Remaining Balance                                                             0.00
                     Per $50,000 original principal amount of the Notes                   0.000000


(viii)   Amount of Fees for related Collection Period:

             1.  Administration Fee (Pro Rata)                                              961.25
                     Per $50,000 original principal amount of the Notes                   0.625000

             2.  Auction Agent Fee (Pro Rata)                                            17,713.70
                     Per $50,000 original principal amount of the Notes                  11.517361

             3.  Indenture Trustee Fee (Pro Rata)                                             0.00
                     Per $50,000 original principal amount of the Notes                   0.000000

             4.  Eligible Lender Trustee Fee (Pro Rata)                                     168.70
                     Per $50,000 original principal amount of the Notes                   0.109685

             5.  Surety Provider Fee (Pro Rata)                                           5,297.56
                     Per $50,000 original principal amount of the Notes                   3.444444


(ix)     Amount of payments to the Surety Provider in reimbursement of prior draws under any Note Surety Bond or Certificate
         Surety Bond                                                                          0.00

(x)      Aggregate amount of Realized losses for the related Collection
         period                                                                               0.00

(xi)     Aggregate amount received with respect to Financed Student
         Loans for which Realized Losses were allocated previously                            0.00

(xii)    (a) Amount of the distribution attributable to amounts
             in the Reserve Account                                                           0.00

         (b) Amount of any other withdrawals from the Reserve
             Account for such Distribution Date                                               0.00

         (c) Amount in the Reserve Account                                                    0.00


(xiii)   Amount of any draw required to be made under a Note Surety bond
         (together with any other information required to make such draw)                     0.00

(xiv)    (a) Portion (if any) of the distribution attributable to amounts on
             deposit in the Pre-Funding Account                                                0.00

         (b) Amount in the Pre-Funding Account                                           402,960.84

(xv)     Aggregate amount (if any) paid by the Eligible Lender Trustee for
         Additional Financed Student Loans during the preceding collection
         period                                                                                0.00

(xvi) Amount in the Pre-Funding Account at the end of the Funding Period to be distributed as a payment of principal in respect of:

                     (a) CLASS A-1 NOTES                                                       0.00
                     (b) CLASS A-1 NOTES  (Only if Class   Notes have been
                                                        ---
                         paid in full)                                                         0.00

(xvii)   Aggregate amount (if any) paid for Financed Student Loans during the
         preceding collection period.                                                          0.00

(xviii)  As of the end of the preceding Collection Period:

         (a) Number of Financed Student Loans that are 30 to 60 days                   6,085,916.51
             Delinquent

         (b) Number of Financed Student Loans that are 61 to 90 days                   3,609,983.98
             Delinquent

         (c) Number of Financed Student Loans that are 91 to 180 days                  5,339,829.68
             Delinquent

         (d) Number of Financed Student Loans that are more than 181 days              1,542,892.65
             Delinquent

         (e) Number of Financed Student Loans for which claims have been filed
             with the appropriate Guarantor and which are awaiting payment               970,570.71

(xix)    Parity Percentage             Numerator    961,039,499.25
                                                    --------------
         as of    06/30/98             Denominator  952,249,462.53                          100.92%

(xx)     Excess of amounts deposited into the Collection Account with respect to the sale by the Trust of Serial Loans over the aggregate Purchase amount of such loans (such excess to be distributed to Student
         Holdings)                                                                        45,102.97

(xxi)    Amount of Additional Principal Payments, if any, made on such
         Distribution Date                                                                     0.00


The Money Store, Inc.



By: /s/ Harry Puglisi
   ------------------------------
        Harry Puglisi
          Treasurer

                          TRANS-WORLD INSURANCE COMPANY
                               2840 MORRIS AVENUE
                                 UNION, NJ 07083

--------------------------------------------------------------------------------
                            CLASSNOTES TRUST 1997 - I
         Noteholders' Statement Pursuant to Section 5.7 (a) of the Sale & Servicing Agreement

         CLASS A-1            Determination Date                      09/08/98
Cusip # 182743-AG9            Distribution Date                       09/14/98
                              Record Date                             09/10/98
--------------------------------------------------------------------------------

(i) Amount of Principal being paid or distributed in respect of the Notes

                     CLASS A-1 NOTES                                                         0.00
                     Per $50,000 original principal amount of the Notes                  0.000000


(ii)     Amount of Interest being paid or distributed in respect of the Notes

                     CLASS A-1 NOTES                                                    72,414.17
                     Per $50,000 original principal amount of the Notes                 47.083333


(iii)    (A) Amount of Noteholders' Auction Rate Interest Carryover being paid or distributed in respect of the Notes

                     CLASS A-1 NOTES                                                         0.00
                     Per $50,000 original principal amount of the Notes                  0.000000

         (B) Remaining Amount of Noteholders' Auction Rate Interest Carryover to be paid or distributed in respect of the Notes

                     CLASS A-1 NOTES                                                         0.00
                     Per $50,000 original principal amount of the Notes                  0.000000

(iv)     Pool Balance at end of preceding Collection Period                        881,690,190.20

(v) Outstanding Principal amount after giving effect to distributions on this Note Distribution Date:

                     CLASS A-1 NOTES                                                76,900,000.00

(vi)     Applicable Interest Rate:
                     (a) In general:
                         1. Auction Rate for the prior Interest Period:

                                    CLASS A-1 NOTES
                                       PERIOD 1                                         5.600000%
                                       PERIOD 2                                         5.620000%
                                       PERIOD 3                                         5.640000%
                                     CURRENT RATE            (Based on Auction)         5.650000%


                         2. NET LOAN RATE
                                      PERIOD 1                                           6.659250%
                                      PERIOD 2                                           6.620800%
                                      PERIOD 3                                           6.585500%

                     (b) Amount of Interest that would have been paid on such
                         Note Distribution Date if Interest was calculated
                         instead based on the Net Loan Rate                              83,826.13

(vii)    (a) Service Fee for related Collection Period (Pro Rata)                        30,468.23
                     Per $50,000 original principal amount of the Notes                  19.810293

         (b) Service Fee Carryover for related Collection Period
             1. Distributed                                                                   0.00
                     Per $50,000 original principal amount of the Notes                   0.000000

             2. Remaining Balance                                                             0.00
                     Per $50,000 original principal amount of the Notes                   0.000000


(viii)   Amount of Fees for related Collection Period:

             1.  Administration Fee (Pro Rata)                                              961.25
                     Per $50,000 original principal amount of the Notes                   0.625000

             2.  Auction Agent Fee (Pro Rata)                                            17,713.70
                     Per $50,000 original principal amount of the Notes                  11.517361

             3.  Indenture Trustee Fee (Pro Rata)                                             0.00
                     Per $50,000 original principal amount of the Notes                   0.000000

             4.  Eligible Lender Trustee Fee (Pro Rata)                                     168.70
                     Per $50,000 original principal amount of the Notes                   0.109685

             5.  Surety Provider Fee (Pro Rata)                                           5,297.56
                     Per $50,000 original principal amount of the Notes                   3.444444


(ix)     Amount of payments to the Surety Provider in reimbursement of prior draws under any Note Surety Bond or Certificate
         Surety Bond                                                                          0.00

(x)      Aggregate amount of Realized losses for the related Collection
         period                                                                               0.00

(xi)     Aggregate amount received with respect to Financed Student
         Loans for which Realized Losses were allocated previously

(xii)    (a) Amount of the distribution attributable to amounts
             in the Reserve Account                                                           0.00

         (b) Amount of any other withdrawals from the Reserve
             Account for such Distribution Date                                               0.00

         (c) Amount in the Reserve Account                                                    0.00


(xiii)   Amount of any draw required to be made under a Note Surety bond
         (together with any other information required to make such draw)                     0.00


(xiv)    (a) Portion (if any) of the distribution attributable to amounts on
             deposit in the Pre-Funding Account                                                  0.00

         (b) Amount in the Pre-Funding Account                                             402,960.84

(xv)     Aggregate amount (if any) paid by the Eligible Lender Trustee for
         Additional Financed Student Loans during the preceding collection
         period                                                                                  0.00

(xvi) Amount in the Pre-Funding Account at the end of the Funding Period to be distributed as a payment of principal in respect of:

                     (a) CLASS A-1 NOTES                                                         0.00
                     (b) CLASS A-1 NOTES  (Only if Class   Notes have been
                                                        ---
                         paid in full)                                                           0.00

(xvii)   Aggregate amount (if any) paid for Financed Student Loans during the
         preceding collection period.                                                            0.00

(xviii)  As of the end of the preceding Collection Period:

         (a) Number of Financed Student Loans that are 30 to 60 days                     6,085,916.51
             Delinquent

         (b) Number of Financed Student Loans that are 61 to 90 days                     3,609,983.98
             Delinquent

         (c) Number of Financed Student Loans that are 91 to 180 days                    5,339,829.68
             Delinquent

         (d) Number of Financed Student Loans that are more than 181 days                1,542,892.65
             Delinquent

         (e) Number of Financed Student Loans for which claims have been filed
             with the appropriate Guarantor and which are awaiting payment                 970,570.71

(xix)    Parity Percentage             Numerator    961,039,499.25
                                                    --------------
         as of 06/30/98                Denominator  952,249,462.53                            100.92%

(xx)     Excess of amounts deposited into the Collection Account with respect to the sale by the Trust of Serial Loans over the aggregate Purchase amount of such loans (such excess to be distributed to Student
         Holdings)                                                                          45,102.97

(xxi)    Amount of Additional Principal Payments, if any, made on such
         Distribution Date                                                                       0.00


The Money Store, Inc.



By: /s/ Harry Puglisi
   ------------------------------
        Harry Puglisi
          Treasurer

                          TRANS-WORLD INSURANCE COMPANY
                               2840 MORRIS AVENUE
                                 UNION, NJ 07083

--------------------------------------------------------------------------------
                            CLASSNOTES TRUST 1997 - I
         Noteholders' Statement Pursuant to Section 5.7 (a) of the Sale & Servicing Agreement

         CLASS A-1            Determination Date                 09/01/98
Cusip # 182743-AG9            Distribution Date                  09/08/98
                              Record Date                        09/03/98
--------------------------------------------------------------------------------

(i) Amount of Principal being paid or distributed in respect of the Notes

                     CLASS A-1 NOTES                                                               0.00
                     Per $50,000 original principal amount of the Notes                        0.000000


(ii)     Amount of Interest being paid or distributed in respect of the Notes

                     CLASS A-1 NOTES                                                          96,381.33
                     Per $50,000 original principal amount of the Notes                       62.666667


(iii)    (A) Amount of Noteholders' Auction Rate Interest Carryover being paid or distributed in respect of the Notes

                     CLASS A-1 NOTES                                                               0.00
                     Per $50,000 original principal amount of the Notes                        0.000000

         (B) Remaining Amount of Noteholders' Auction Rate Interest Carryover to be paid or distributed in respect of the Notes

                     CLASS A-1 NOTES                                                               0.00
                     Per $50,000 original principal amount of the Notes                        0.000000

(iv)     Pool Balance at end of preceding Collection Period                              881,690,190.20

(v) Outstanding Principal amount after giving effect to distributions on this Note Distribution Date:

                     CLASS A-1 NOTES                                                      76,900,000.00

(vi)     Applicable Interest Rate:
                     (a) In general:
                         1. Auction Rate for the prior Interest Period:

                                    CLASS A-1 NOTES
                                       PERIOD 1                                               5.589000%
                                       PERIOD 2                                               5.600000%
                                       PERIOD 3                                               5.620000%
                                     CURRENT RATE            (Based on Auction)               5.640000%


                         2. NET LOAN RATE
                                      PERIOD 1                                           6.659250%
                                      PERIOD 2                                           6.620800%
                                      PERIOD 3                                           6.585500%

                     (b) Amount of Interest that would have been paid on such
                         Note Distribution Date if Interest was calculated
                         instead based on the Net Loan Rate                             112,538.88

(vii)    (a) Service Fee for related Collection Period (Pro Rata)                        30,468.23
                     Per $50,000 original principal amount of the Notes                  19.810293

         (b) Service Fee Carryover for related Collection Period
             1. Distributed                                                                   0.00
                     Per $50,000 original principal amount of the Notes                   0.000000

             2. Remaining Balance                                                             0.00
                     Per $50,000 original principal amount of the Notes                   0.000000


(viii)   Amount of Fees for related Collection Period:

             1.  Administration Fee (Pro Rata)                                              961.25
                     Per $50,000 original principal amount of the Notes                   0.625000

             2.  Auction Agent Fee (Pro Rata)                                            17,713.70
                     Per $50,000 original principal amount of the Notes                  11.517361

             3.  Indenture Trustee Fee (Pro Rata)                                             0.00
                     Per $50,000 original principal amount of the Notes                   0.000000

             4.  Eligible Lender Trustee Fee (Pro Rata)                                     168.70
                     Per $50,000 original principal amount of the Notes                   0.109685

             5.  Surety Provider Fee (Pro Rata)                                           5,297.56
                     Per $50,000 original principal amount of the Notes                   3.444444


(ix)     Amount of payments to the Surety Provider in reimbursement of prior draws under any Note Surety Bond or Certificate
         Surety Bond                                                                          0.00

(x)      Aggregate amount of Realized losses for the related Collection
         period                                                                               0.00

(xi)     Aggregate amount received with respect to Financed Student
         Loans for which Realized Losses were allocated previously                            0.00

(xii)    (a) Amount of the distribution attributable to amounts
             in the Reserve Account                                                           0.00

         (b) Amount of any other withdrawals from the Reserve
             Account for such Distribution Date                                               0.00

         (c) Amount in the Reserve Account                                                    0.00


(xiii)   Amount of any draw required to be made under a Note Surety bond
         (together with any other information required to make such draw)                     0.00

(xiv)    (a) Portion (if any) of the distribution attributable to amounts on
             deposit in the Pre-Funding Account                                                0.00

         (b) Amount in the Pre-Funding Account                                           402,960.84

(xv)     Aggregate amount (if any) paid by the Eligible Lender Trustee for
         Additional Financed Student Loans during the preceding collection
         period                                                                                0.00

(xvi) Amount in the Pre-Funding Account at the end of the Funding Period to be distributed as a payment of principal in respect of:

                     (a) CLASS A-1 NOTES                                                       0.00
                     (b) CLASS A-1 NOTES  (Only if Class   Notes have been
                                                        ---
                         paid in full)                                                         0.00

(xvii)   Aggregate amount (if any) paid for Financed Student Loans during the
         preceding collection period.                                                          0.00

(xviii)  As of the end of the preceding Collection Period:

         (a) Number of Financed Student Loans that are 30 to 60 days                   6,085,916.51
             Delinquent

         (b) Number of Financed Student Loans that are 61 to 90 days                   3,609,983.98
             Delinquent

         (c) Number of Financed Student Loans that are 91 to 180 days                  5,339,829.68
             Delinquent

         (d) Number of Financed Student Loans that are more than 181 days              1,542,892.65
             Delinquent

         (e) Number of Financed Student Loans for which claims have been filed
             with the appropriate Guarantor and which are awaiting payment               970,570.71

(xix)    Parity Percentage             Numerator    961,039,499.25
                                                    --------------
         as of    06/30/98             Denominator  952,249,462.53                          100.92%

(xx)     Excess of amounts deposited into the Collection Account with respect to the sale by the Trust of Serial Loans over the aggregate Purchase amount of such loans (such excess to be distributed to Student
         Holdings)                                                                        45,102.97

(xxi)    Amount of Additional Principal Payments, if any, made on such
         Distribution Date                                                                     0.00


The Money Store, Inc.



By: /s/ Harry Puglisi
   ------------------------------
        Harry Puglisi
          Treasurer

                          TRANS-WORLD INSURANCE COMPANY
                               2840 MORRIS AVENUE
                                 UNION, NJ 07083

--------------------------------------------------------------------------------
                            CLASSNOTES TRUST 1997 - I
         Noteholders' Statement Pursuant to Section 5.7 (a) of the Sale & Servicing Agreement

         CLASS A-1            Determination Date                      08/25/98
Cusip # 182743-AG9            Distribution Date                       08/31/98
                              Record Date                             08/27/98
--------------------------------------------------------------------------------

(i) Amount of Principal being paid or distributed in respect of the Notes

                     CLASS A-1 NOTES                                                         0.00
                     Per $50,000 original principal amount of the Notes                  0.000000


(ii)     Amount of Interest being paid or distributed in respect of the Notes

                     CLASS A-1 NOTES                                                    84,034.61
                     Per $50,000 original principal amount of the Notes                 54.638889


(iii)    (A) Amount of Noteholders' Auction Rate Interest Carryover being paid or distributed in respect of the Notes

                     CLASS A-1 NOTES                                                         0.00
                     Per $50,000 original principal amount of the Notes                  0.000000

         (B) Remaining Amount of Noteholders' Auction Rate Interest Carryover to be paid or distributed in respect of the Notes

                     CLASS A-1 NOTES                                                         0.00
                     Per $50,000 original principal amount of the Notes                  0.000000

(iv)     Pool Balance at end of preceding Collection Period                        881,690,190.20

(v) Outstanding Principal amount after giving effect to distributions on this Note Distribution Date:

                     CLASS A-1 NOTES                                                76,900,000.00

(vi)     Applicable Interest Rate:
                     (a) In general:
                         1. Auction Rate for the prior Interest Period:

                                    CLASS A-1 NOTES
                                       PERIOD 1                                         5.590000%
                                       PERIOD 2                                         5.589000%
                                       PERIOD 3                                         5.600000%
                                     CURRENT RATE            (Based on Auction)         5.620000%


                         2. NET LOAN RATE
                                      PERIOD 1                                           6.659250%
                                      PERIOD 2                                           6.620800%
                                      PERIOD 3                                           6.585500%

                     (b) Amount of Interest that would have been paid on such
                         Note Distribution Date if Interest was calculated
                         instead based on the Net Loan Rate                              98,471.52

(vii)    (a) Service Fee for related Collection Period (Pro Rata)                        30,468.23
                     Per $50,000 original principal amount of the Notes                  19.810293

         (b) Service Fee Carryover for related Collection Period
             1. Distributed                                                                   0.00
                     Per $50,000 original principal amount of the Notes                   0.000000

             2. Remaining Balance                                                             0.00
                     Per $50,000 original principal amount of the Notes                   0.000000


(viii)   Amount of Fees for related Collection Period:

             1.  Administration Fee (Pro Rata)                                              961.25
                     Per $50,000 original principal amount of the Notes                   0.625000

             2.  Auction Agent Fee (Pro Rata)                                            17,713.70
                     Per $50,000 original principal amount of the Notes                  11.517361

             3.  Indenture Trustee Fee (Pro Rata)                                             0.00
                     Per $50,000 original principal amount of the Notes                   0.000000

             4.  Eligible Lender Trustee Fee (Pro Rata)                                     168.70
                     Per $50,000 original principal amount of the Notes                   0.109685

             5.  Surety Provider Fee (Pro Rata)                                           5,297.56
                     Per $50,000 original principal amount of the Notes                   3.444444


(ix)     Amount of payments to the Surety Provider in reimbursement of prior draws under any Note Surety Bond or Certificate
         Surety Bond                                                                          0.00

(x)      Aggregate amount of Realized losses for the related Collection
         period                                                                               0.00

(xi)     Aggregate amount received with respect to Financed Student
         Loans for which Realized Losses were allocated previously                            0.00

(xii)    (a) Amount of the distribution attributable to amounts
             in the Reserve Account                                                           0.00

         (b) Amount of any other withdrawals from the Reserve
             Account for such Distribution Date                                               0.00

         (c) Amount in the Reserve Account                                                    0.00


(xiii)   Amount of any draw required to be made under a Note Surety bond
         (together with any other information required to make such draw)                     0.00

(xiv)    (a) Portion (if any) of the distribution attributable to amounts on
             deposit in the Pre-Funding Account                                                0.00

         (b) Amount in the Pre-Funding Account                                           402,960.84

(xv)     Aggregate amount (if any) paid by the Eligible Lender Trustee for
         Additional Financed Student Loans during the preceding collection
         period                                                                                0.00

(xvi) Amount in the Pre-Funding Account at the end of the Funding Period to be distributed as a payment of principal in respect of:

                     (a) CLASS A-1 NOTES                                                       0.00
                     (b) CLASS A-1 NOTES  (Only if Class   Notes have been
                                                        ---
                         paid in full)                                                         0.00

(xvii)   Aggregate amount (if any) paid for Financed Student Loans during the
         preceding collection period.                                                          0.00

(xviii)  As of the end of the preceding Collection Period:

         (a) Number of Financed Student Loans that are 30 to 60 days                   6,085,916.51
             Delinquent

         (b) Number of Financed Student Loans that are 61 to 90 days                   3,609,983.98
             Delinquent

         (c) Number of Financed Student Loans that are 91 to 180 days                  5,339,829.68
             Delinquent

         (d) Number of Financed Student Loans that are more than 181 days              1,542,892.65
             Delinquent

         (e) Number of Financed Student Loans for which claims have been filed
             with the appropriate Guarantor and which are awaiting payment               970,570.71

(xix)    Parity Percentage             Numerator    961,039,499.25
                                                    --------------
         as of    06/30/98             Denominator  952,249,462.53                          100.92%

(xx)     Excess of amounts deposited into the Collection Account with respect to the sale by the Trust of Serial Loans over the aggregate Purchase amount of such loans (such excess to be distributed to Student
         Holdings)                                                                        45,102.97

(xxi)    Amount of Additional Principal Payments, if any, made on such
         Distribution Date                                                                     0.00


The Money Store, Inc.



By: /s/ Harry Puglisi
   ------------------------------
        Harry Puglisi
          Treasurer

                          TRANS-WORLD INSURANCE COMPANY
                               2840 MORRIS AVENUE
                                 UNION, NJ 07083

--------------------------------------------------------------------------------
                            CLASSNOTES TRUST 1997 - I
         Noteholders' Statement Pursuant to Section 5.7 (a) of the Sale & Servicing Agreement

         CLASS A-1            Determination Date                      08/18/98
Cusip # 182743-AG9            Distribution Date                       08/24/98
                              Record Date                             08/20/98
--------------------------------------------------------------------------------

(i) Amount of Principal being paid or distributed in respect of the Notes

                     CLASS A-1 NOTES                                                         0.00
                     Per $50,000 original principal amount of the Notes                  0.000000


(ii)     Amount of Interest being paid or distributed in respect of the Notes

                     CLASS A-1 NOTES                                                    83,735.56
                     Per $50,000 original principal amount of the Notes                 54.444444


(iii)    (A) Amount of Noteholders' Auction Rate Interest Carryover being paid or distributed in respect of the Notes

                     CLASS A-1 NOTES                                                         0.00
                     Per $50,000 original principal amount of the Notes                  0.000000

         (B) Remaining Amount of Noteholders' Auction Rate Interest Carryover to be paid or distributed in respect of the Notes

                     CLASS A-1 NOTES                                                         0.00
                     Per $50,000 original principal amount of the Notes                  0.000000

(iv)     Pool Balance at end of preceding Collection Period                        881,690,190.20

(v) Outstanding Principal amount after giving effect to distributions on this Note Distribution Date:

                     CLASS A-1 NOTES                                                42,573,000.00

(vi)     Applicable Interest Rate:
                     (a) In general:
                         1. Auction Rate for the prior Interest Period:

                                    CLASS A-1 NOTES
                                       PERIOD 1                                         5.600000%
                                       PERIOD 2                                         5.590000%
                                       PERIOD 3                                         5.589000%
                                     CURRENT RATE            (Based on Auction)         5.600000%


                         2. NET LOAN RATE
                                      PERIOD 1                                           6.659250%
                                      PERIOD 2                                           6.620800%
                                      PERIOD 3                                           6.585500%

                     (b) Amount of Interest that would have been paid on such
                         Note Distribution Date if Interest was calculated
                         instead based on the Net Loan Rate                              98,471.52

(vii)    (a) Service Fee for related Collection Period (Pro Rata)                        30,468.23
                     Per $50,000 original principal amount of the Notes                  19.810293

         (b) Service Fee Carryover for related Collection Period
             1. Distributed                                                                   0.00
                     Per $50,000 original principal amount of the Notes                   0.000000

             2. Remaining Balance                                                             0.00
                     Per $50,000 original principal amount of the Notes                   0.000000


(viii)   Amount of Fees for related Collection Period:

             1.  Administration Fee (Pro Rata)                                              961.25
                     Per $50,000 original principal amount of the Notes                   0.625000

             2.  Auction Agent Fee (Pro Rata)                                            17,713.70
                     Per $50,000 original principal amount of the Notes                  11.517361

             3.  Indenture Trustee Fee (Pro Rata)                                             0.00
                     Per $50,000 original principal amount of the Notes                   0.000000

             4.  Eligible Lender Trustee Fee (Pro Rata)                                     168.70
                     Per $50,000 original principal amount of the Notes                   0.109685

             5.  Surety Provider Fee (Pro Rata)                                           5,297.56
                     Per $50,000 original principal amount of the Notes                   3.444444


(ix)     Amount of payments to the Surety Provider in reimbursement of prior draws under any Note Surety Bond or Certificate
         Surety Bond                                                                          0.00

(x)      Aggregate amount of Realized losses for the related Collection
         period                                                                               0.00

(xi)     Aggregate amount received with respect to Financed Student
         Loans for which Realized Losses were allocated previously                            0.00

(xii)    (a) Amount of the distribution attributable to amounts
             in the Reserve Account                                                           0.00

         (b) Amount of any other withdrawals from the Reserve
             Account for such Distribution Date                                               0.00

         (c) Amount in the Reserve Account                                                    0.00


(xiii)   Amount of any draw required to be made under a Note Surety bond
         (together with any other information required to make such draw)                     0.00


(xiv)    (a) Portion (if any) of the distribution attributable to amounts on
             deposit in the Pre-Funding Account                                                  0.00

         (b) Amount in the Pre-Funding Account                                             402,960.84

(xv)     Aggregate amount (if any) paid by the Eligible Lender Trustee for
         Additional Financed Student Loans during the preceding collection
         period                                                                                  0.00

(xvi) Amount in the Pre-Funding Account at the end of the Funding Period to be distributed as a payment of principal in respect of:

                     (a) CLASS A-1 NOTES                                                         0.00
                     (b) CLASS A-1 NOTES  (Only if Class   Notes have been
                                                        ---
                         paid in full)                                                           0.00

(xvii)   Aggregate amount (if any) paid for Financed Student Loans during the
         preceding collection period.                                                            0.00

(xviii)  As of the end of the preceding Collection Period:

         (a) Number of Financed Student Loans that are 30 to 60 days                     6,085,916.51
             Delinquent

         (b) Number of Financed Student Loans that are 61 to 90 days                     3,609,983.98
             Delinquent

         (c) Number of Financed Student Loans that are 91 to 180 days                    5,339,829.68
             Delinquent

         (d) Number of Financed Student Loans that are more than 181 days                1,542,892.65
             Delinquent

         (e) Number of Financed Student Loans for which claims have been filed
             with the appropriate Guarantor and which are awaiting payment                 970,570.71

(xix)    Parity Percentage             Numerator    961,039,499.25
                                                    --------------
         as of 06/30/98                Denominator  952,249,462.53                            100.92%

(xx)     Excess of amounts deposited into the Collection Account with respect to the sale by the Trust of Serial Loans over the aggregate Purchase amount of such loans (such excess to be distributed to Student
         Holdings)                                                                          45,102.97

(xxi)    Amount of Additional Principal Payments, if any, made on such
         Distribution Date                                                                       0.00


The Money Store, Inc.



By: /s/ Harry Puglisi
   ------------------------------
        Harry Puglisi
          Treasurer

                          TRANS-WORLD INSURANCE COMPANY
                               2840 MORRIS AVENUE
                                 UNION, NJ 07083

--------------------------------------------------------------------------------
                            CLASSNOTES TRUST 1997 - I
         Noteholders' Statement Pursuant to Section 5.7 (a) of the Sale & Servicing Agreement

         CLASS A-1            Determination Date                 08/11/98
Cusip # 182743-AG9            Distribution Date                  08/17/98
                              Record Date                        08/13/98
--------------------------------------------------------------------------------

(i) Amount of Principal being paid or distributed in respect of the Notes

                     CLASS A-1 NOTES                                                               0.00
                     Per $50,000 original principal amount of the Notes                        0.000000


(ii)     Amount of Interest being paid or distributed in respect of the Notes

                     CLASS A-1 NOTES                                                          83,571.08
                     Per $50,000 original principal amount of the Notes                       54.337500


(iii)    (A) Amount of Noteholders' Auction Rate Interest Carryover being paid or distributed in respect of the Notes

                     CLASS A-1 NOTES                                                               0.00
                     Per $50,000 original principal amount of the Notes                        0.000000

         (B) Remaining Amount of Noteholders' Auction Rate Interest Carryover to be paid or distributed in respect of the Notes

                     CLASS A-1 NOTES                                                               0.00
                     Per $50,000 original principal amount of the Notes                        0.000000

(iv)     Pool Balance at end of preceding Collection Period                              881,690,190.20

(v) Outstanding Principal amount after giving effect to distributions on this Note Distribution Date:

                     CLASS A-1 NOTES                                                      76,900,000.00

(vi)     Applicable Interest Rate:
                     (a) In general:
                         1. Auction Rate for the prior Interest Period:

                                    CLASS A-1 NOTES
                                       PERIOD 1                                               5.600000%
                                       PERIOD 2                                               5.600000%
                                       PERIOD 3                                               5.590000%
                                     CURRENT RATE            (Based on Auction)               5.589000%


                         2. NET LOAN RATE
                                      PERIOD 1                                           6.659250%
                                      PERIOD 2                                           6.620800%
                                      PERIOD 3                                           6.585500%

                     (b) Amount of Interest that would have been paid on such
                         Note Distribution Date if Interest was calculated
                         instead based on the Net Loan Rate                              98,471.52

(vii)    (a) Service Fee for related Collection Period (Pro Rata)                        30,468.23
                     Per $50,000 original principal amount of the Notes                  19.810293

         (b) Service Fee Carryover for related Collection Period
             1. Distributed                                                                   0.00
                     Per $50,000 original principal amount of the Notes                   0.000000

             2. Remaining Balance                                                             0.00
                     Per $50,000 original principal amount of the Notes                   0.000000


(viii)   Amount of Fees for related Collection Period:

             1.  Administration Fee (Pro Rata)                                              961.25
                     Per $50,000 original principal amount of the Notes                   0.625000

             2.  Auction Agent Fee (Pro Rata)                                            17,713.70
                     Per $50,000 original principal amount of the Notes                  11.517361

             3.  Indenture Trustee Fee (Pro Rata)                                             0.00
                     Per $50,000 original principal amount of the Notes                   0.000000

             4.  Eligible Lender Trustee Fee (Pro Rata)                                     168.70
                     Per $50,000 original principal amount of the Notes                   0.109685

             5.  Surety Provider Fee (Pro Rata)                                           5,297.56
                     Per $50,000 original principal amount of the Notes                   3.444444


(ix)     Amount of payments to the Surety Provider in reimbursement of prior draws under any Note Surety Bond or Certificate
         Surety Bond                                                                          0.00

(x)      Aggregate amount of Realized losses for the related Collection
         period                                                                               0.00

(xi)     Aggregate amount received with respect to Financed Student
         Loans for which Realized Losses were allocated previously                            0.00

(xii)    (a) Amount of the distribution attributable to amounts
             in the Reserve Account                                                           0.00

         (b) Amount of any other withdrawals from the Reserve
             Account for such Distribution Date                                               0.00

         (c) Amount in the Reserve Account                                                    0.00


(xiii)   Amount of any draw required to be made under a Note Surety bond
         (together with any other information required to make such draw)                     0.00


(xiv)    (a) Portion (if any) of the distribution attributable to amounts on
             deposit in the Pre-Funding Account                                                  0.00

         (b) Amount in the Pre-Funding Account                                             402,960.84

(xv)     Aggregate amount (if any) paid by the Eligible Lender Trustee for
         Additional Financed Student Loans during the preceding collection
         period                                                                                  0.00

(xvi) Amount in the Pre-Funding Account at the end of the Funding Period to be distributed as a payment of principal in respect of:

                     (a) CLASS A-1 NOTES                                                         0.00
                     (b) CLASS A-1 NOTES  (Only if Class   Notes have been
                                                        ---
                         paid in full)                                                           0.00

(xvii)   Aggregate amount (if any) paid for Financed Student Loans during the
         preceding collection period.                                                            0.00

(xviii)  As of the end of the preceding Collection Period:

         (a) Number of Financed Student Loans that are 30 to 60 days                     6,085,916.51
             Delinquent

         (b) Number of Financed Student Loans that are 61 to 90 days                     3,609,983.98
             Delinquent

         (c) Number of Financed Student Loans that are 91 to 180 days                    5,339,829.68
             Delinquent

         (d) Number of Financed Student Loans that are more than 181 days                1,542,892.65
             Delinquent

         (e) Number of Financed Student Loans for which claims have been filed
             with the appropriate Guarantor and which are awaiting payment                 970,570.71

(xix)    Parity Percentage             Numerator    961,039,499.25
                                                    --------------
         as of 06/30/98                Denominator  952,249,462.53                            100.92%

(xx)     Excess of amounts deposited into the Collection Account with respect to the sale by the Trust of Serial Loans over the aggregate Purchase amount of such loans (such excess to be distributed to Student
         Holdings)                                                                          45,102.97

(xxi)    Amount of Additional Principal Payments, if any, made on such
         Distribution Date                                                                       0.00


The Money Store, Inc.



By: /s/ Harry Puglisi
   ------------------------------
        Harry Puglisi
          Treasurer

                          TRANS-WORLD INSURANCE COMPANY
                               2840 MORRIS AVENUE
                                 UNION, NJ 07083

--------------------------------------------------------------------------------
                            CLASSNOTES TRUST 1997 - I
         Noteholders' Statement Pursuant to Section 5.7 (a) of the Sale & Servicing Agreement

         CLASS A-1            Determination Date                 08/04/98
Cusip # 182743-AG9            Distribution Date                  08/10/98
                              Record Date                        08/06/98
--------------------------------------------------------------------------------

(i) Amount of Principal being paid or distributed in respect of the Notes

                     CLASS A-1 NOTES                                                               0.00
                     Per $50,000 original principal amount of the Notes                        0.000000


(ii)     Amount of Interest being paid or distributed in respect of the Notes

                     CLASS A-1 NOTES                                                          83,586.03
                     Per $50,000 original principal amount of the Notes                       54.347222


(iii)    (A) Amount of Noteholders' Auction Rate Interest Carryover being paid or distributed in respect of the Notes

                     CLASS A-1 NOTES                                                               0.00
                     Per $50,000 original principal amount of the Notes                        0.000000

         (B) Remaining Amount of Noteholders' Auction Rate Interest Carryover to be paid or distributed in respect of the Notes

                     CLASS A-1 NOTES                                                               0.00
                     Per $50,000 original principal amount of the Notes                        0.000000

(iv)     Pool Balance at end of preceding Collection Period                              881,690,190.20

(v) Outstanding Principal amount after giving effect to distributions on this Note Distribution Date:

                     CLASS A-1 NOTES                                                      76,900,000.00

(vi)     Applicable Interest Rate:
                     (a) In general:
                         1. Auction Rate for the prior Interest Period:

                                    CLASS A-1 NOTES
                                       PERIOD 1                                               5.550000%
                                       PERIOD 2                                               5.600000%
                                       PERIOD 3                                               5.600000%
                                     CURRENT RATE            (Based on Auction)               5.590000%


                         2. NET LOAN RATE
                                      PERIOD 1                                           6.659250%
                                      PERIOD 2                                           6.620800%
                                      PERIOD 3                                           6.585500%

                     (b) Amount of Interest that would have been paid on such
                         Note Distribution Date if Interest was calculated
                         instead based on the Net Loan Rate                              98,471.52

(vii)    (a) Service Fee for related Collection Period (Pro Rata)                        30,468.23
                     Per $50,000 original principal amount of the Notes                  19.810293

         (b) Service Fee Carryover for related Collection Period
             1. Distributed                                                                   0.00
                     Per $50,000 original principal amount of the Notes                   0.000000

             2. Remaining Balance                                                             0.00
                     Per $50,000 original principal amount of the Notes                   0.000000


(viii)   Amount of Fees for related Collection Period:

             1.  Administration Fee (Pro Rata)                                              961.25
                     Per $50,000 original principal amount of the Notes                   0.625000

             2.  Auction Agent Fee (Pro Rata)                                            17,713.70
                     Per $50,000 original principal amount of the Notes                  11.517361

             3.  Indenture Trustee Fee (Pro Rata)                                             0.00
                     Per $50,000 original principal amount of the Notes                   0.000000

             4.  Eligible Lender Trustee Fee (Pro Rata)                                     168.70
                     Per $50,000 original principal amount of the Notes                   0.109685

             5.  Surety Provider Fee (Pro Rata)                                           5,297.56
                     Per $50,000 original principal amount of the Notes                   3.444444


(ix)     Amount of payments to the Surety Provider in reimbursement of prior draws under any Note Surety Bond or Certificate
         Surety Bond                                                                          0.00

(x)      Aggregate amount of Realized losses for the related Collection
         period                                                                               0.00

(xi)     Aggregate amount received with respect to Financed Student
         Loans for which Realized Losses were allocated previously                            0.00

(xii)    (a) Amount of the distribution attributable to amounts
             in the Reserve Account                                                           0.00

         (b) Amount of any other withdrawals from the Reserve
             Account for such Distribution Date                                               0.00

         (c) Amount in the Reserve Account                                                    0.00


(xiii)   Amount of any draw required to be made under a Note Surety bond
         (together with any other information required to make such draw)                     0.00


(xiv)    (a) Portion (if any) of the distribution attributable to amounts on
             deposit in the Pre-Funding Account                                                  0.00

         (b) Amount in the Pre-Funding Account                                             402,960.84

(xv)     Aggregate amount (if any) paid by the Eligible Lender Trustee for
         Additional Financed Student Loans during the preceding collection
         period                                                                                  0.00

(xvi) Amount in the Pre-Funding Account at the end of the Funding Period to be distributed as a payment of principal in respect of:

                     (a) CLASS A-1 NOTES                                                         0.00
                     (b) CLASS A-1 NOTES  (Only if Class   Notes have been
                                                        ---
                         paid in full)                                                           0.00

(xvii)   Aggregate amount (if any) paid for Financed Student Loans during the
         preceding collection period.                                                            0.00

(xviii)  As of the end of the preceding Collection Period:

         (a) Number of Financed Student Loans that are 30 to 60 days                     6,085,916.51
             Delinquent

         (b) Number of Financed Student Loans that are 61 to 90 days                     3,609,983.98
             Delinquent

         (c) Number of Financed Student Loans that are 91 to 180 days                    5,339,829.68
             Delinquent

         (d) Number of Financed Student Loans that are more than 181 days                1,542,892.65
             Delinquent

         (e) Number of Financed Student Loans for which claims have been filed
             with the appropriate Guarantor and which are awaiting payment                 970,570.71

(xix)    Parity Percentage             Numerator    961,039,499.25
                                                    --------------
         as of 06/30/98                Denominator  952,249,462.53                            100.92%

(xx)     Excess of amounts deposited into the Collection Account with respect to the sale by the Trust of Serial Loans over the aggregate Purchase amount of such loans (such excess to be distributed to Student
         Holdings)                                                                          45,102.97

(xxi)    Amount of Additional Principal Payments, if any, made on such
         Distribution Date                                                                       0.00


The Money Store, Inc.



By: /s/ Harry Puglisi
   ------------------------------
        Harry Puglisi
          Treasurer

                          TRANS-WORLD INSURANCE COMPANY
                               2840 MORRIS AVENUE
                                 UNION, NJ 07083

--------------------------------------------------------------------------------
                            CLASSNOTES TRUST 1997 - I
         Noteholders' Statement Pursuant to Section 5.7 (a) of the Sale & Servicing Agreement

         CLASS A-1            Determination Date                 07/28/98
Cusip # 182743-AG9            Distribution Date                  08/03/98
                              Record Date                        07/30/98
--------------------------------------------------------------------------------

(i) Amount of Principal being paid or distributed in respect of the Notes

                     CLASS A-1 NOTES                                                               0.00
                     Per $50,000 original principal amount of the Notes                        0.000000


(ii)     Amount of Interest being paid or distributed in respect of the Notes

                     CLASS A-1 NOTES                                                          83,735.56
                     Per $50,000 original principal amount of the Notes                       54.444444


(iii)    (A) Amount of Noteholders' Auction Rate Interest Carryover being paid or distributed in respect of the Notes

                     CLASS A-1 NOTES                                                               0.00
                     Per $50,000 original principal amount of the Notes                        0.000000

         (B) Remaining Amount of Noteholders' Auction Rate Interest Carryover to be paid or distributed in respect of the Notes

                     CLASS A-1 NOTES                                                               0.00
                     Per $50,000 original principal amount of the Notes                        0.000000

(iv)     Pool Balance at end of preceding Collection Period                              881,690,190.20

(v) Outstanding Principal amount after giving effect to distributions on this Note Distribution Date:

                     CLASS A-1 NOTES                                                      76,900,000.00

(vi)     Applicable Interest Rate:
                     (a) In general:
                         1. Auction Rate for the prior Interest Period:

                                    CLASS A-1 NOTES
                                       PERIOD 1                                               5.600000%
                                       PERIOD 2                                               5.550000%
                                       PERIOD 3                                               5.600000%
                                     CURRENT RATE            (Based on Auction)               5.600000%


                         2. NET LOAN RATE
                                      PERIOD 1                                           6.614250%
                                      PERIOD 2                                           6.659250%
                                      PERIOD 3                                           6.620800%

                     (b) Amount of Interest that would have been paid on such
                         Note Distribution Date if Interest was calculated
                         instead based on the Net Loan Rate                              98,999.35

(vii)    (a) Service Fee for related Collection Period (Pro Rata)                        30,468.23
                     Per $50,000 original principal amount of the Notes                  19.810293

         (b) Service Fee Carryover for related Collection Period
             1. Distributed                                                                   0.00
                     Per $50,000 original principal amount of the Notes                   0.000000

             2. Remaining Balance                                                             0.00
                     Per $50,000 original principal amount of the Notes                   0.000000


(viii)   Amount of Fees for related Collection Period:

             1.  Administration Fee (Pro Rata)                                              961.25
                     Per $50,000 original principal amount of the Notes                   0.625000

             2.  Auction Agent Fee (Pro Rata)                                            17,713.70
                     Per $50,000 original principal amount of the Notes                  11.517361

             3.  Indenture Trustee Fee (Pro Rata)                                             0.00
                     Per $50,000 original principal amount of the Notes                   0.000000

             4.  Eligible Lender Trustee Fee (Pro Rata)                                     168.70
                     Per $50,000 original principal amount of the Notes                   0.109685

             5.  Surety Provider Fee (Pro Rata)                                           5,297.56
                     Per $50,000 original principal amount of the Notes                   3.444444


(ix)     Amount of payments to the Surety Provider in reimbursement of prior draws under any Note Surety Bond or Certificate
         Surety Bond                                                                          0.00

(x)      Aggregate amount of Realized losses for the related Collection
         period                                                                               0.00

(xi)     Aggregate amount received with respect to Financed Student
         Loans for which Realized Losses were allocated previously                            0.00

(xii)    (a) Amount of the distribution attributable to amounts
             in the Reserve Account                                                           0.00

         (b) Amount of any other withdrawals from the Reserve
             Account for such Distribution Date                                               0.00

         (c) Amount in the Reserve Account                                                    0.00


(xiii)   Amount of any draw required to be made under a Note Surety bond
         (together with any other information required to make such draw)                     0.00


(xiv)    (a) Portion (if any) of the distribution attributable to amounts on
             deposit in the Pre-Funding Account                                                  0.00

         (b) Amount in the Pre-Funding Account                                             402,960.84

(xv)     Aggregate amount (if any) paid by the Eligible Lender Trustee for
         Additional Financed Student Loans during the preceding collection
         period                                                                                  0.00

(xvi) Amount in the Pre-Funding Account at the end of the Funding Period to be distributed as a payment of principal in respect of:

                     (a) CLASS A-1 NOTES                                                         0.00
                     (b) CLASS A-1 NOTES  (Only if Class   Notes have been
                                                        ---
                         paid in full)                                                           0.00

(xvii)   Aggregate amount (if any) paid for Financed Student Loans during the
         preceding collection period.                                                            0.00

(xviii)  As of the end of the preceding Collection Period:

         (a) Number of Financed Student Loans that are 30 to 60 days                     6,085,916.51
             Delinquent

         (b) Number of Financed Student Loans that are 61 to 90 days                     3,609,983.98
             Delinquent

         (c) Number of Financed Student Loans that are 91 to 180 days                    5,339,829.68
             Delinquent

         (d) Number of Financed Student Loans that are more than 181 days                1,542,892.65
             Delinquent

         (e) Number of Financed Student Loans for which claims have been filed
             with the appropriate Guarantor and which are awaiting payment                 970,570.71

(xix)    Parity Percentage             Numerator    961,039,499.25
                                                    --------------
         as of 06/30/98                Denominator  952,249,462.53                            100.92%

(xx)     Excess of amounts deposited into the Collection Account with respect to the sale by the Trust of Serial Loans over the aggregate Purchase amount of such loans (such excess to be distributed to Student
         Holdings)                                                                          45,102.97

(xxi)    Amount of Additional Principal Payments, if any, made on such
         Distribution Date                                                                       0.00


The Money Store, Inc.



By: /s/ Harry Puglisi
   ------------------------------
        Harry Puglisi
          Treasurer

                          TRANS-WORLD INSURANCE COMPANY
                               2840 MORRIS AVENUE
                                 UNION, NJ 07083

--------------------------------------------------------------------------------
                            CLASSNOTES TRUST 1997 - I
         Noteholders' Statement Pursuant to Section 5.7 (a) of the Sale & Servicing Agreement

         CLASS A-1            Determination Date          07/21/98
Cusip # 182743-AG9            Distribution Date           07/27/98
                              Record Date                 07/23/98
--------------------------------------------------------------------------------

(i) Amount of Principal being paid or distributed in respect of the Notes

                     CLASS A-1 NOTES                                                               0.00
                     Per $50,000 original principal amount of the Notes                        0.000000


(ii)     Amount of Interest being paid or distributed in respect of the Notes

                     CLASS A-1 NOTES                                                          83,735.56
                     Per $50,000 original principal amount of the Notes                       54.444444


(iii)    (A) Amount of Noteholders' Auction Rate Interest Carryover being paid or distributed in respect of the Notes

                     CLASS A-1 NOTES                                                               0.00
                     Per $50,000 original principal amount of the Notes                        0.000000

         (B) Remaining Amount of Noteholders' Auction Rate Interest Carryover to be paid or distributed in respect of the Notes

                     CLASS A-1 NOTES                                                               0.00
                     Per $50,000 original principal amount of the Notes                        0.000000

(iv)     Pool Balance at end of preceding Collection Period                              889,666,941.40

(v) Outstanding Principal amount after giving effect to distributions on this Note Distribution Date:

                     CLASS A-1 NOTES                                                      76,900,000.00

(vi)     Applicable Interest Rate:
                     (a) In general:
                         1. Auction Rate for the prior Interest Period:

                                    CLASS A-1 NOTES
                                       PERIOD 1                                               5.700000%
                                       PERIOD 2                                               5.600000%
                                       PERIOD 3                                               5.550000%
                                     CURRENT RATE            (Based on Auction)               5.600000%


                         2. NET LOAN RATE
                                      PERIOD 1                                             6.614250%
                                      PERIOD 2                                             6.659250%
                                      PERIOD 3                                             6.620800%

                     (b) Amount of Interest that would have been paid on such
                         Note Distribution Date if Interest was calculated
                         instead based on the Net Loan Rate                                98,999.35

(vii)    (a) Service Fee for related Collection Period (Pro Rata)                          29,378.87
                     Per $50,000 original principal amount of the Notes                    19.101996

         (b) Service Fee Carryover for related Collection Period
             1. Distributed                                                                     0.00
                     Per $50,000 original principal amount of the Notes                     0.000000

             2. Remaining Balance                                                               0.00
                     Per $50,000 original principal amount of the Notes                     0.000000


(viii)   Amount of Fees for related Collection Period:

             1.  Administration Fee (Pro Rata)                                                961.25
                     Per $50,000 original principal amount of the Notes                     0.625000

             2.  Auction Agent Fee (Pro Rata)                                              17,142.29
                     Per $50,000 original principal amount of the Notes                    11.145833

             3.  Indenture Trustee Fee (Pro Rata)                                               0.00
                     Per $50,000 original principal amount of the Notes                     0.000000

             4.  Eligible Lender Trustee Fee (Pro Rata)                                       167.40
                     Per $50,000 original principal amount of the Notes                     0.108845

             5.  Surety Provider Fee (Pro Rata)                                             5,126.67
                     Per $50,000 original principal amount of the Notes                     3.333333


(ix)     Amount of payments to the Surety Provider in reimbursement of prior draws under any Note Surety Bond or Certificate
         Surety Bond                                                                            0.00

(x)      Aggregate amount of Realized losses for the related Collection
         period                                                                                 0.00

(xi)     Aggregate amount received with respect to Financed Student
         Loans for which Realized Losses were allocated previously                              0.00

(xii)    (a) Amount of the distribution attributable to amounts
             in the Reserve Account                                                             0.00

         (b) Amount of any other withdrawals from the Reserve
             Account for such Distribution Date                                                 0.00

         (c) Amount in the Reserve Account                                                      0.00


(xiii)   Amount of any draw required to be made under a Note Surety bond
         (together with any other information required to make such draw)                       0.00


(xiv)    (a) Portion (if any) of the distribution attributable to amounts on
             deposit in the Pre-Funding Account                                                  0.00

         (b) Amount in the Pre-Funding Account                                             400,724.57

(xv)     Aggregate amount (if any) paid by the Eligible Lender Trustee for
         Additional Financed Student Loans during the preceding collection
         period                                                                                  0.00

(xvi) Amount in the Pre-Funding Account at the end of the Funding Period to be distributed as a payment of principal in respect of:

                     (a) CLASS A-1 NOTES                                                         0.00
                     (b) CLASS A-1 NOTES  (Only if Class   Notes have been
                                                        ---
                         paid in full)                                                           0.00

(xvii)   Aggregate amount (if any) paid for Financed Student Loans during the
         preceding collection period.                                                            0.00

(xviii)  As of the end of the preceding Collection Period:

         (a) Number of Financed Student Loans that are 30 to 60 days
             Delinquent                                                                  7,134,659.58

         (b) Number of Financed Student Loans that are 61 to 90 days
             Delinquent                                                                  4,090,858.70

         (c) Number of Financed Student Loans that are 91 to 180 days
             Delinquent                                                                  4,658,522.96

         (d) Number of Financed Student Loans that are more than 181 days
             Delinquent                                                                  1,524,941.78

         (e) Number of Financed Student Loans for which claims have been filed
             with the appropriate Guarantor and which are awaiting payment                 828,965.68

(xix)    Parity Percentage             Numerator        963,919,063.07
                                                        --------------
         as of      05/31/98           Denominator      960,156,438.64                        100.39%

(xx)     Excess of amounts deposited into the Collection Account with respect to the sale by the Trust of Serial Loans over the aggregate Purchase amount of such loans (such excess to be distributed to Student
         Holdings)                                                                          45,102.97

(xxi)    Amount of Additional Principal Payments, if any, made on such
         Distribution Date                                                                       0.00


The Money Store, Inc.



By: /s/ Harry Puglisi
   ------------------------------
        Harry Puglisi
          Treasurer

                          TRANS-WORLD INSURANCE COMPANY
                               2840 MORRIS AVENUE
                                 UNION, NJ 07083

--------------------------------------------------------------------------------
                            CLASSNOTES TRUST 1997 - I
         Noteholders' Statement Pursuant to Section 5.7 (a) of the Sale & Servicing Agreement

         CLASS A-1            Determination Date          07/14/98
Cusip # 182743-AG9            Distribution Date           07/20/98
                              Record Date                 07/16/98
--------------------------------------------------------------------------------

(i) Amount of Principal being paid or distributed in respect of the Notes

                     CLASS A-1 NOTES                                                               0.00
                     Per $50,000 original principal amount of the Notes                        0.000000


(ii)     Amount of Interest being paid or distributed in respect of the Notes

                     CLASS A-1 NOTES                                                          82,987.92
                     Per $50,000 original principal amount of the Notes                       53.958333


(iii)    (A) Amount of Noteholders' Auction Rate Interest Carryover being paid or distributed in respect of the Notes

                     CLASS A-1 NOTES                                                               0.00
                     Per $50,000 original principal amount of the Notes                        0.000000

         (B) Remaining Amount of Noteholders' Auction Rate Interest Carryover to be paid or distributed in respect of the Notes

                     CLASS A-1 NOTES                                                               0.00
                     Per $50,000 original principal amount of the Notes                        0.000000

(iv)     Pool Balance at end of preceding Collection Period                              889,666,941.40

(v) Outstanding Principal amount after giving effect to distributions on this Note Distribution Date:

                     CLASS A-1 NOTES                                                      76,900,000.00

(vi)     Applicable Interest Rate:
                     (a) In general:
                         1. Auction Rate for the prior Interest Period:

                                    CLASS A-1 NOTES
                                       PERIOD 1                                               5.600000%
                                       PERIOD 2                                               5.700000%
                                       PERIOD 3                                               5.600000%
                                     CURRENT RATE            (Based on Auction)               5.550000%


                         2. NET LOAN RATE
                                      PERIOD 1                                             6.614250%
                                      PERIOD 2                                             6.659250%
                                      PERIOD 3                                             6.620800%

                     (b) Amount of Interest that would have been paid on such
                         Note Distribution Date if Interest was calculated
                         instead based on the Net Loan Rate                                98,999.35

(vii)    (a) Service Fee for related Collection Period (Pro Rata)                          29,378.87
                     Per $50,000 original principal amount of the Notes                    19.101996

         (b) Service Fee Carryover for related Collection Period
             1. Distributed                                                                     0.00
                     Per $50,000 original principal amount of the Notes                     0.000000

             2. Remaining Balance                                                               0.00
                     Per $50,000 original principal amount of the Notes                     0.000000


(viii)   Amount of Fees for related Collection Period:

             1.  Administration Fee (Pro Rata)                                                961.25
                     Per $50,000 original principal amount of the Notes                     0.625000

             2.  Auction Agent Fee (Pro Rata)                                              17,142.29
                     Per $50,000 original principal amount of the Notes                    11.145833

             3.  Indenture Trustee Fee (Pro Rata)                                               0.00
                     Per $50,000 original principal amount of the Notes                     0.000000

             4.  Eligible Lender Trustee Fee (Pro Rata)                                       167.40
                     Per $50,000 original principal amount of the Notes                     0.108845

             5.  Surety Provider Fee (Pro Rata)                                             5,126.67
                     Per $50,000 original principal amount of the Notes                     3.333333


(ix)     Amount of payments to the Surety Provider in reimbursement of prior draws under any Note Surety Bond or Certificate
         Surety Bond                                                                            0.00

(x)      Aggregate amount of Realized losses for the related Collection
         period                                                                                 0.00

(xi)     Aggregate amount received with respect to Financed Student
         Loans for which Realized Losses were allocated previously                              0.00

(xii)    (a) Amount of the distribution attributable to amounts
             in the Reserve Account                                                             0.00

         (b) Amount of any other withdrawals from the Reserve
             Account for such Distribution Date                                                 0.00

         (c) Amount in the Reserve Account                                                      0.00


(xiii)   Amount of any draw required to be made under a Note Surety bond
         (together with any other information required to make such draw)                       0.00


(xiv)    (a) Portion (if any) of the distribution attributable to amounts on
             deposit in the Pre-Funding Account                                                  0.00

         (b) Amount in the Pre-Funding Account                                             400,724.57

(xv)     Aggregate amount (if any) paid by the Eligible Lender Trustee for
         Additional Financed Student Loans during the preceding collection
         period                                                                                  0.00

(xvi) Amount in the Pre-Funding Account at the end of the Funding Period to be distributed as a payment of principal in respect of:

                     (a) CLASS A-1 NOTES                                                         0.00
                     (b) CLASS A-1 NOTES  (Only if Class   Notes have been
                                                        ---
                         paid in full)                                                           0.00

(xvii)   Aggregate amount (if any) paid for Financed Student Loans during the
         preceding collection period.                                                            0.00

(xviii)  As of the end of the preceding Collection Period:

         (a) Number of Financed Student Loans that are 30 to 60 days
             Delinquent                                                                  7,134,659.58

         (b) Number of Financed Student Loans that are 61 to 90 days
             Delinquent                                                                  4,090,858.70

         (c) Number of Financed Student Loans that are 91 to 180 days
             Delinquent                                                                  4,658,522.96

         (d) Number of Financed Student Loans that are more than 181 days
             Delinquent                                                                  1,524,941.78

         (e) Number of Financed Student Loans for which claims have been filed
             with the appropriate Guarantor and which are awaiting payment                 828,965.68

(xix)    Parity Percentage             Numerator        963,919,063.07
                                                        --------------
         as of      05/31/98           Denominator      960,156,438.64                        100.39%

(xx)     Excess of amounts deposited into the Collection Account with respect to the sale by the Trust of Serial Loans over the aggregate Purchase amount of such loans (such excess to be distributed to Student
         Holdings)                                                                          45,102.97

(xxi)    Amount of Additional Principal Payments, if any, made on such
         Distribution Date                                                                       0.00


The Money Store, Inc.



By: /s/ Harry Puglisi
   ------------------------------
        Harry Puglisi
          Treasurer

                          TRANS-WORLD INSURANCE COMPANY
                               2840 MORRIS AVENUE
                                 UNION, NJ 07083

--------------------------------------------------------------------------------
                            CLASSNOTES TRUST 1997 - I
         Noteholders' Statement Pursuant to Section 5.7 (a) of the Sale & Servicing Agreement

         CLASS A-1            Determination Date          07/07/98
Cusip # 182743-AG9            Distribution Date           07/13/98
                              Record Date                 07/09/98
--------------------------------------------------------------------------------

(i) Amount of Principal being paid or distributed in respect of the Notes

                     CLASS A-1 NOTES                                                               0.00
                     Per $50,000 original principal amount of the Notes                        0.000000


(ii)     Amount of Interest being paid or distributed in respect of the Notes

                     CLASS A-1 NOTES                                                          71,773.33
                     Per $50,000 original principal amount of the Notes                       46.666667


(iii)    (A) Amount of Noteholders' Auction Rate Interest Carryover being paid or distributed in respect of the Notes

                     CLASS A-1 NOTES                                                               0.00
                     Per $50,000 original principal amount of the Notes                        0.000000

         (B) Remaining Amount of Noteholders' Auction Rate Interest Carryover to be paid or distributed in respect of the Notes

                     CLASS A-1 NOTES                                                               0.00
                     Per $50,000 original principal amount of the Notes                        0.000000

(iv)     Pool Balance at end of preceding Collection Period                              889,666,941.40

(v) Outstanding Principal amount after giving effect to distributions on this Note Distribution Date:

                     CLASS A-1 NOTES                                                      76,900,000.00

(vi)     Applicable Interest Rate:
                     (a) In general:
                         1. Auction Rate for the prior Interest Period:

                                    CLASS A-1 NOTES
                                       PERIOD 1                                               5.630000%
                                       PERIOD 2                                               5.600000%
                                       PERIOD 3                                               5.700000%
                                     CURRENT RATE            (Based on Auction)               5.600000%


                         2. NET LOAN RATE
                                      PERIOD 1                                             6.614250%
                                      PERIOD 2                                             6.659250%
                                      PERIOD 3                                             6.620800%

                     (b) Amount of Interest that would have been paid on such
                         Note Distribution Date if Interest was calculated
                         instead based on the Net Loan Rate                                84,856.59

(vii)    (a) Service Fee for related Collection Period (Pro Rata)                          29,378.87
                     Per $50,000 original principal amount of the Notes                    19.101996

         (b) Service Fee Carryover for related Collection Period
             1. Distributed                                                                     0.00
                     Per $50,000 original principal amount of the Notes                     0.000000

             2. Remaining Balance                                                               0.00
                     Per $50,000 original principal amount of the Notes                     0.000000


(viii)   Amount of Fees for related Collection Period:

             1.  Administration Fee (Pro Rata)                                                961.25
                     Per $50,000 original principal amount of the Notes                     0.625000

             2.  Auction Agent Fee (Pro Rata)                                              17,142.29
                     Per $50,000 original principal amount of the Notes                    11.145833

             3.  Indenture Trustee Fee (Pro Rata)                                               0.00
                     Per $50,000 original principal amount of the Notes                     0.000000

             4.  Eligible Lender Trustee Fee (Pro Rata)                                       167.40
                     Per $50,000 original principal amount of the Notes                     0.108845

             5.  Surety Provider Fee (Pro Rata)                                             5,126.67
                     Per $50,000 original principal amount of the Notes                     3.333333


(ix)     Amount of payments to the Surety Provider in reimbursement of prior draws under any Note Surety Bond or Certificate
         Surety Bond                                                                            0.00

(x)      Aggregate amount of Realized losses for the related Collection
         period                                                                                 0.00

(xi)     Aggregate amount received with respect to Financed Student
         Loans for which Realized Losses were allocated previously                              0.00

(xii)    (a) Amount of the distribution attributable to amounts
             in the Reserve Account                                                             0.00

         (b) Amount of any other withdrawals from the Reserve
             Account for such Distribution Date                                                 0.00

         (c) Amount in the Reserve Account                                                      0.00


(xiii)   Amount of any draw required to be made under a Note Surety bond
         (together with any other information required to make such draw)                       0.00


(xiv)    (a) Portion (if any) of the distribution attributable to amounts on
             deposit in the Pre-Funding Account                                                  0.00

         (b) Amount in the Pre-Funding Account                                             400,724.57

(xv)     Aggregate amount (if any) paid by the Eligible Lender Trustee for
         Additional Financed Student Loans during the preceding collection
         period                                                                                  0.00

(xvi) Amount in the Pre-Funding Account at the end of the Funding Period to be distributed as a payment of principal in respect of:

                     (a) CLASS A-1 NOTES                                                         0.00
                     (b) CLASS A-1 NOTES  (Only if Class   Notes have been
                                                        ---
                         paid in full)                                                           0.00

(xvii)   Aggregate amount (if any) paid for Financed Student Loans during the
         preceding collection period.                                                            0.00

(xviii)  As of the end of the preceding Collection Period:

         (a) Number of Financed Student Loans that are 30 to 60 days
             Delinquent                                                                  7,134,659.58

         (b) Number of Financed Student Loans that are 61 to 90 days
             Delinquent                                                                  4,090,858.70

         (c) Number of Financed Student Loans that are 91 to 180 days
             Delinquent                                                                  4,658,522.96

         (d) Number of Financed Student Loans that are more than 181 days
             Delinquent                                                                  1,524,941.78

         (e) Number of Financed Student Loans for which claims have been filed
             with the appropriate Guarantor and which are awaiting payment                 828,965.68

(xix)    Parity Percentage             Numerator        963,919,063.07
                                                        --------------
         as of      05/31/98           Denominator      960,156,438.64                        100.39%

(xx)     Excess of amounts deposited into the Collection Account with respect to the sale by the Trust of Serial Loans over the aggregate Purchase amount of such loans (such excess to be distributed to Student
         Holdings)                                                                          45,102.97

(xxi)    Amount of Additional Principal Payments, if any, made on such
         Distribution Date                                                                       0.00


The Money Store, Inc.



By: /s/ Harry Puglisi
   ------------------------------
        Harry Puglisi
          Treasurer

                          TRANS-WORLD INSURANCE COMPANY
                               2840 MORRIS AVENUE
                                 UNION, NJ 07083

--------------------------------------------------------------------------------
                            CLASSNOTES TRUST 1997 - I
         Noteholders' Statement Pursuant to Section 5.7 (a) of the Sale & Servicing Agreement

         CLASS A-1            Determination Date          06/30/98
Cusip # 182743-AG9            Distribution Date           07/07/98
                              Record Date                 07/02/98
--------------------------------------------------------------------------------

(i) Amount of Principal being paid or distributed in respect of the Notes

                     CLASS A-1 NOTES                                                               0.00
                     Per $50,000 original principal amount of the Notes                        0.000000


(ii)     Amount of Interest being paid or distributed in respect of the Notes

                     CLASS A-1 NOTES                                                          97,406.67
                     Per $50,000 original principal amount of the Notes                       63.333333


(iii)    (A) Amount of Noteholders' Auction Rate Interest Carryover being paid or distributed in respect of the Notes

                     CLASS A-1 NOTES                                                               0.00
                     Per $50,000 original principal amount of the Notes                        0.000000

         (B) Remaining Amount of Noteholders' Auction Rate Interest Carryover to be paid or distributed in respect of the Notes

                     CLASS A-1 NOTES                                                               0.00
                     Per $50,000 original principal amount of the Notes                        0.000000

(iv)     Pool Balance at end of preceding Collection Period                              889,666,941.40

(v) Outstanding Principal amount after giving effect to distributions on this Note Distribution Date:

                     CLASS A-1 NOTES                                                      76,900,000.00

(vi)     Applicable Interest Rate:
                     (a) In general:
                         1. Auction Rate for the prior Interest Period:

                                    CLASS A-1 NOTES
                                       PERIOD 1                                               5.540000%
                                       PERIOD 2                                               5.630000%
                                       PERIOD 3                                               5.600000%
                                     CURRENT RATE            (Based on Auction)               5.700000%


                         2. NET LOAN RATE
                                      PERIOD 1                                             6.674200%
                                      PERIOD 2                                             6.614250%
                                      PERIOD 3                                             6.659250%

                     (b) Amount of Interest that would have been paid on such
                         Note Distribution Date if Interest was calculated
                         instead based on the Net Loan Rate                               113,800.04

(vii)    (a) Service Fee for related Collection Period (Pro Rata)                          29,378.87
                     Per $50,000 original principal amount of the Notes                    19.101996

         (b) Service Fee Carryover for related Collection Period
             1. Distributed                                                                     0.00
                     Per $50,000 original principal amount of the Notes                     0.000000

             2. Remaining Balance                                                               0.00
                     Per $50,000 original principal amount of the Notes                     0.000000


(viii)   Amount of Fees for related Collection Period:

             1.  Administration Fee (Pro Rata)                                                961.25
                     Per $50,000 original principal amount of the Notes                     0.625000

             2.  Auction Agent Fee (Pro Rata)                                              17,142.29
                     Per $50,000 original principal amount of the Notes                    11.145833

             3.  Indenture Trustee Fee (Pro Rata)                                               0.00
                     Per $50,000 original principal amount of the Notes                     0.000000

             4.  Eligible Lender Trustee Fee (Pro Rata)                                       167.40
                     Per $50,000 original principal amount of the Notes                     0.108845

             5.  Surety Provider Fee (Pro Rata)                                             5,126.67
                     Per $50,000 original principal amount of the Notes                     3.333333


(ix)     Amount of payments to the Surety Provider in reimbursement of prior draws under any Note Surety Bond or Certificate
         Surety Bond                                                                            0.00

(x)      Aggregate amount of Realized losses for the related Collection
         period                                                                                 0.00

(xi)     Aggregate amount received with respect to Financed Student
         Loans for which Realized Losses were allocated previously                              0.00

(xii)    (a) Amount of the distribution attributable to amounts
             in the Reserve Account                                                             0.00

         (b) Amount of any other withdrawals from the Reserve
             Account for such Distribution Date                                                 0.00

         (c) Amount in the Reserve Account                                                      0.00


(xiii)   Amount of any draw required to be made under a Note Surety bond
         (together with any other information required to make such draw)                       0.00


(xiv)    (a) Portion (if any) of the distribution attributable to amounts on
             deposit in the Pre-Funding Account                                                  0.00

         (b) Amount in the Pre-Funding Account                                             400,724.57

(xv)     Aggregate amount (if any) paid by the Eligible Lender Trustee for
         Additional Financed Student Loans during the preceding collection
         period                                                                                  0.00

(xvi) Amount in the Pre-Funding Account at the end of the Funding Period to be distributed as a payment of principal in respect of:

                     (a) CLASS A-1 NOTES                                                         0.00
                     (b) CLASS A-1 NOTES  (Only if Class   Notes have been
                                                        ---
                         paid in full)                                                           0.00

(xvii)   Aggregate amount (if any) paid for Financed Student Loans during the
         preceding collection period.                                                            0.00

(xviii)  As of the end of the preceding Collection Period:

         (a) Number of Financed Student Loans that are 30 to 60 days
             Delinquent                                                                  7,134,659.58

         (b) Number of Financed Student Loans that are 61 to 90 days
             Delinquent                                                                  4,090,858.70

         (c) Number of Financed Student Loans that are 91 to 180 days
             Delinquent                                                                  4,658,522.96

         (d) Number of Financed Student Loans that are more than 181 days
             Delinquent                                                                  1,524,941.78

         (e) Number of Financed Student Loans for which claims have been filed
             with the appropriate Guarantor and which are awaiting payment                 828,965.68

(xix)    Parity Percentage             Numerator        963,919,063.07
                                                        --------------
         as of      05/31/98           Denominator      960,156,438.64                        100.39%

(xx)     Excess of amounts deposited into the Collection Account with respect to the sale by the Trust of Serial Loans over the aggregate Purchase amount of such loans (such excess to be distributed to Student
         Holdings)                                                                          45,102.97

(xxi)    Amount of Additional Principal Payments, if any, made on such
         Distribution Date                                                                       0.00


The Money Store, Inc.



By: /s/ Harry Puglisi
   ------------------------------
        Harry Puglisi
          Treasurer

                          TRANS-WORLD INSURANCE COMPANY
                               2840 MORRIS AVENUE
                                 UNION, NJ 07083

--------------------------------------------------------------------------------
                            CLASSNOTES TRUST 1997 - I
         Noteholders' Statement Pursuant to Section 5.7 (a) of the Sale & Servicing Agreement

         CLASS A-1            Determination Date          06/23/98
Cusip # 182743-AG9            Distribution Date           06/29/98
                              Record Date                 06/25/98
--------------------------------------------------------------------------------

(i) Amount of Principal being paid or distributed in respect of the Notes

                     CLASS A-1 NOTES                                                               0.00
                     Per $50,000 original principal amount of the Notes                        0.000000


(ii)     Amount of Interest being paid or distributed in respect of the Notes

                     CLASS A-1 NOTES                                                          83,735.56
                     Per $50,000 original principal amount of the Notes                       54.444444


(iii)    (A) Amount of Noteholders' Auction Rate Interest Carryover being paid or distributed in respect of the Notes

                     CLASS A-1 NOTES                                                               0.00
                     Per $50,000 original principal amount of the Notes                        0.000000

         (B) Remaining Amount of Noteholders' Auction Rate Interest Carryover to be paid or distributed in respect of the Notes

                     CLASS A-1 NOTES                                                               0.00
                     Per $50,000 original principal amount of the Notes                        0.000000

(iv)     Pool Balance at end of preceding Collection Period                              889,666,941.40

(v) Outstanding Principal amount after giving effect to distributions on this Note Distribution Date:

                     CLASS A-1 NOTES                                                      76,900,000.00

(vi)     Applicable Interest Rate:
                     (a) In general:
                         1. Auction Rate for the prior Interest Period:

                                    CLASS A-1 NOTES
                                       PERIOD 1                                               5.600000%
                                       PERIOD 2                                               5.540000%
                                       PERIOD 3                                               5.630000%
                                     CURRENT RATE            (Based on Auction)               5.600000%


                         2. NET LOAN RATE
                                      PERIOD 1                                             6.674200%
                                      PERIOD 2                                             6.614250%
                                      PERIOD 3                                             6.659250%

                     (b) Amount of Interest that would have been paid on such
                         Note Distribution Date if Interest was calculated
                         instead based on the Net Loan Rate                                99,575.03

(vii)    (a) Service Fee for related Collection Period (Pro Rata)                          29,378.87
                     Per $50,000 original principal amount of the Notes                    19.101996

         (b) Service Fee Carryover for related Collection Period
             1. Distributed                                                                     0.00
                     Per $50,000 original principal amount of the Notes                     0.000000

             2. Remaining Balance                                                               0.00
                     Per $50,000 original principal amount of the Notes                     0.000000


(viii)   Amount of Fees for related Collection Period:

             1.  Administration Fee (Pro Rata)                                                961.25
                     Per $50,000 original principal amount of the Notes                     0.625000

             2.  Auction Agent Fee (Pro Rata)                                              17,142.29
                     Per $50,000 original principal amount of the Notes                    11.145833

             3.  Indenture Trustee Fee (Pro Rata)                                               0.00
                     Per $50,000 original principal amount of the Notes                     0.000000

             4.  Eligible Lender Trustee Fee (Pro Rata)                                       167.40
                     Per $50,000 original principal amount of the Notes                     0.108845

             5.  Surety Provider Fee (Pro Rata)                                             5,126.67
                     Per $50,000 original principal amount of the Notes                     3.333333


(ix)     Amount of payments to the Surety Provider in reimbursement of prior draws under any Note Surety Bond or Certificate
         Surety Bond                                                                            0.00

(x)      Aggregate amount of Realized losses for the related Collection
         period                                                                                 0.00

(xi)     Aggregate amount received with respect to Financed Student
         Loans for which Realized Losses were allocated previously                              0.00

(xii)    (a) Amount of the distribution attributable to amounts
             in the Reserve Account                                                             0.00

         (b) Amount of any other withdrawals from the Reserve
             Account for such Distribution Date                                                 0.00

         (c) Amount in the Reserve Account                                                      0.00


(xiii)   Amount of any draw required to be made under a Note Surety bond
         (together with any other information required to make such draw)                       0.00


(xiv)    (a) Portion (if any) of the distribution attributable to amounts on
             deposit in the Pre-Funding Account                                                  0.00

         (b) Amount in the Pre-Funding Account                                             400,724.57

(xv)     Aggregate amount (if any) paid by the Eligible Lender Trustee for
         Additional Financed Student Loans during the preceding collection
         period                                                                                  0.00

(xvi) Amount in the Pre-Funding Account at the end of the Funding Period to be distributed as a payment of principal in respect of:

                     (a) CLASS A-1 NOTES                                                         0.00
                     (b) CLASS A-1 NOTES  (Only if Class   Notes have been
                                                        ---
                         paid in full)                                                           0.00

(xvii)   Aggregate amount (if any) paid for Financed Student Loans during the
         preceding collection period.                                                            0.00

(xviii)  As of the end of the preceding Collection Period:

         (a) Number of Financed Student Loans that are 30 to 60 days
             Delinquent                                                                  7,134,659.58

         (b) Number of Financed Student Loans that are 61 to 90 days
             Delinquent                                                                  4,090,858.70

         (c) Number of Financed Student Loans that are 91 to 180 days
             Delinquent                                                                  4,658,522.96

         (d) Number of Financed Student Loans that are more than 181 days
             Delinquent                                                                  1,524,941.78

         (e) Number of Financed Student Loans for which claims have been filed
             with the appropriate Guarantor and which are awaiting payment                 828,965.68

(xix)    Parity Percentage             Numerator        963,919,063.07
                                                        --------------
         as of      05/31/98           Denominator      960,156,438.64                        100.39%

(xx)     Excess of amounts deposited into the Collection Account with respect to the sale by the Trust of Serial Loans over the aggregate Purchase amount of such loans (such excess to be distributed to Student
         Holdings)                                                                          45,102.97

(xxi)    Amount of Additional Principal Payments, if any, made on such
         Distribution Date                                                                       0.00


The Money Store, Inc.



By: /s/ Harry Puglisi
   ------------------------------
        Harry Puglisi
          Treasurer

                          TRANS-WORLD INSURANCE COMPANY
                               2840 MORRIS AVENUE
                                 UNION, NJ 07083

--------------------------------------------------------------------------------
                            CLASSNOTES TRUST 1997 - I
         Noteholders' Statement Pursuant to Section 5.7 (a) of the Sale & Servicing Agreement

         CLASS A-1            Determination Date          06/16/98
Cusip # 182743-AG9            Distribution Date           06/22/98
                              Record Date                 06/18/98
--------------------------------------------------------------------------------

(i) Amount of Principal being paid or distributed in respect of the Notes

                     CLASS A-1 NOTES                                                               0.00
                     Per $50,000 original principal amount of the Notes                        0.000000


(ii)     Amount of Interest being paid or distributed in respect of the Notes

                     CLASS A-1 NOTES                                                          84,184.14
                     Per $50,000 original principal amount of the Notes                       54.736111


(iii)    (A) Amount of Noteholders' Auction Rate Interest Carryover being paid or distributed in respect of the Notes

                     CLASS A-1 NOTES                                                               0.00
                     Per $50,000 original principal amount of the Notes                        0.000000

         (B) Remaining Amount of Noteholders' Auction Rate Interest Carryover to be paid or distributed in respect of the Notes

                     CLASS A-1 NOTES                                                               0.00
                     Per $50,000 original principal amount of the Notes                        0.000000

(iv)     Pool Balance at end of preceding Collection Period                              870,775,455.10

(v) Outstanding Principal amount after giving effect to distributions on this Note Distribution Date:

                     CLASS A-1 NOTES                                                      76,900,000.00

(vi)     Applicable Interest Rate:
                     (a) In general:
                         1. Auction Rate for the prior Interest Period:

                                    CLASS A-1 NOTES
                                       PERIOD 1                                               5.600000%
                                       PERIOD 2                                               5.600000%
                                       PERIOD 3                                               5.540000%
                                     CURRENT RATE            (Based on Auction)               5.630000%


                         2. NET LOAN RATE
                                      PERIOD 1                                             6.674200%
                                      PERIOD 2                                             6.614250%
                                      PERIOD 3                                             6.659250%

                     (b) Amount of Interest that would have been paid on such
                         Note Distribution Date if Interest was calculated
                         instead based on the Net Loan Rate                                99,575.03

(vii)    (a) Service Fee for related Collection Period (Pro Rata)                          28,754.85
                     Per $50,000 original principal amount of the Notes                    18.696261

         (b) Service Fee Carryover for related Collection Period
             1. Distributed                                                                     0.00
                     Per $50,000 original principal amount of the Notes                     0.000000

             2. Remaining Balance                                                               0.00
                     Per $50,000 original principal amount of the Notes                     0.000000


(viii)   Amount of Fees for related Collection Period:

             1.  Administration Fee (Pro Rata)                                                961.25
                     Per $50,000 original principal amount of the Notes                     0.625000

             2.  Auction Agent Fee (Pro Rata)                                              17,713.70
                     Per $50,000 original principal amount of the Notes                    11.517361

             3.  Indenture Trustee Fee (Pro Rata)                                               0.00
                     Per $50,000 original principal amount of the Notes                     0.000000

             4.  Eligible Lender Trustee Fee (Pro Rata)                                       166.36
                     Per $50,000 original principal amount of the Notes                     0.108165

             5.  Surety Provider Fee (Pro Rata)                                             5,297.81
                     Per $50,000 original principal amount of the Notes                     3.444608


(ix)     Amount of payments to the Surety Provider in reimbursement of prior draws under any Note Surety Bond or Certificate
         Surety Bond                                                                            0.00

(x)      Aggregate amount of Realized losses for the related Collection
         period                                                                                 0.00

(xi)     Aggregate amount received with respect to Financed Student
         Loans for which Realized Losses were allocated previously                              0.00

(xii)    (a) Amount of the distribution attributable to amounts
             in the Reserve Account                                                             0.00

         (b) Amount of any other withdrawals from the Reserve
             Account for such Distribution Date                                                 0.00

         (c) Amount in the Reserve Account                                                      0.00


(xiii)   Amount of any draw required to be made under a Note Surety bond
         (together with any other information required to make such draw)                       0.00


(xiv)    (a) Portion (if any) of the distribution attributable to amounts on
             deposit in the Pre-Funding Account                                                  0.00

         (b) Amount in the Pre-Funding Account                                          26,964,252.79

(xv)     Aggregate amount (if any) paid by the Eligible Lender Trustee for
         Additional Financed Student Loans during the preceding collection
         period                                                                                  0.00

(xvi) Amount in the Pre-Funding Account at the end of the Funding Period to be distributed as a payment of principal in respect of:

                     (a) CLASS A-1 NOTES                                                         0.00
                     (b) CLASS A-1 NOTES  (Only if Class   Notes have been
                                                        ---
                         paid in full)                                                           0.00

(xvii)   Aggregate amount (if any) paid for Financed Student Loans during the
         preceding collection period.                                                            0.00

(xviii)  As of the end of the preceding Collection Period:

         (a) Number of Financed Student Loans that are 30 to 60 days
             Delinquent                                                                  7,748,816.63

         (b) Number of Financed Student Loans that are 61 to 90 days
             Delinquent                                                                  3,912,869.91

         (c) Number of Financed Student Loans that are 91 to 180 days
             Delinquent                                                                  4,184,928.20

         (d) Number of Financed Student Loans that are more than 181 days
             Delinquent                                                                    553,499.99

         (e) Number of Financed Student Loans for which claims have been filed
             with the appropriate Guarantor and which are awaiting payment                 642,227.54

(xix)    Parity Percentage             Numerator        967,637,091.95
                                                        --------------
         as of      04/30/98           Denominator      965,760,725.35                        100.19%

(xx)     Excess of amounts deposited into the Collection Account with respect to the sale by the Trust of Serial Loans over the aggregate Purchase amount of such loans (such excess to be distributed to Student
         Holdings)                                                                          45,102.97

(xxi)    Amount of Additional Principal Payments, if any, made on such
         Distribution Date                                                                       0.00


The Money Store, Inc.



By: /s/ Harry Puglisi
   ------------------------------
        Harry Puglisi
          Treasurer

                          TRANS-WORLD INSURANCE COMPANY
                               2840 MORRIS AVENUE
                                 UNION, NJ 07083

--------------------------------------------------------------------------------
                            CLASSNOTES TRUST 1997 - I
         Noteholders' Statement Pursuant to Section 5.7 (a) of the Sale & Servicing Agreement

         CLASS A-1            Determination Date          06/09/98
Cusip # 182743-AG9            Distribution Date           06/15/98
                              Record Date                 06/11/98
--------------------------------------------------------------------------------

(i) Amount of Principal being paid or distributed in respect of the Notes

                     CLASS A-1 NOTES                                                               0.00
                     Per $50,000 original principal amount of the Notes                        0.000000


(ii)     Amount of Interest being paid or distributed in respect of the Notes

                     CLASS A-1 NOTES                                                          82,838.39
                     Per $50,000 original principal amount of the Notes                       53.861111


(iii)    (A) Amount of Noteholders' Auction Rate Interest Carryover being paid or distributed in respect of the Notes

                     CLASS A-1 NOTES                                                               0.00
                     Per $50,000 original principal amount of the Notes                        0.000000

         (B) Remaining Amount of Noteholders' Auction Rate Interest Carryover to be paid or distributed in respect of the Notes

                     CLASS A-1 NOTES                                                               0.00
                     Per $50,000 original principal amount of the Notes                        0.000000

(iv)     Pool Balance at end of preceding Collection Period                              870,775,455.10

(v) Outstanding Principal amount after giving effect to distributions on this Note Distribution Date:

                     CLASS A-1 NOTES                                                     126,787,000.00

(vi)     Applicable Interest Rate:
                     (a) In general:
                         1. Auction Rate for the prior Interest Period:

                                    CLASS A-1 NOTES
                                       PERIOD 1                                               5.580000%
                                       PERIOD 2                                               5.600000%
                                       PERIOD 3                                               5.600000%
                                     CURRENT RATE            (Based on Auction)               5.540000%


                         2. NET LOAN RATE
                                      PERIOD 1                                             6.674200%
                                      PERIOD 2                                             6.614250%
                                      PERIOD 3                                             6.659250%

                     (b) Amount of Interest that would have been paid on such
                         Note Distribution Date if Interest was calculated
                         instead based on the Net Loan Rate                                99,575.03

(vii)    (a) Service Fee for related Collection Period (Pro Rata)                          28,754.85
                     Per $50,000 original principal amount of the Notes                    18.696261

         (b) Service Fee Carryover for related Collection Period
             1. Distributed                                                                     0.00
                     Per $50,000 original principal amount of the Notes                     0.000000

             2. Remaining Balance                                                               0.00
                     Per $50,000 original principal amount of the Notes                     0.000000


(viii)   Amount of Fees for related Collection Period:

             1.  Administration Fee (Pro Rata)                                                961.25
                     Per $50,000 original principal amount of the Notes                     0.625000

             2.  Auction Agent Fee (Pro Rata)                                              17,713.70
                     Per $50,000 original principal amount of the Notes                    11.517361

             3.  Indenture Trustee Fee (Pro Rata)                                               0.00
                     Per $50,000 original principal amount of the Notes                     0.000000

             4.  Eligible Lender Trustee Fee (Pro Rata)                                       166.36
                     Per $50,000 original principal amount of the Notes                     0.108165

             5.  Surety Provider Fee (Pro Rata)                                             5,297.81
                     Per $50,000 original principal amount of the Notes                     3.444608


(ix)     Amount of payments to the Surety Provider in reimbursement of prior draws under any Note Surety Bond or Certificate
         Surety Bond                                                                            0.00

(x)      Aggregate amount of Realized losses for the related Collection
         period                                                                                 0.00

(xi)     Aggregate amount received with respect to Financed Student
         Loans for which Realized Losses were allocated previously                              0.00

(xii)    (a) Amount of the distribution attributable to amounts
             in the Reserve Account                                                             0.00

         (b) Amount of any other withdrawals from the Reserve
             Account for such Distribution Date                                                 0.00

         (c) Amount in the Reserve Account                                                      0.00


(xiii)   Amount of any draw required to be made under a Note Surety bond
         (together with any other information required to make such draw)                       0.00


(xiv)    (a) Portion (if any) of the distribution attributable to amounts on
             deposit in the Pre-Funding Account                                                  0.00

         (b) Amount in the Pre-Funding Account                                          26,964,252.79

(xv)     Aggregate amount (if any) paid by the Eligible Lender Trustee for
         Additional Financed Student Loans during the preceding collection
         period                                                                                  0.00

(xvi) Amount in the Pre-Funding Account at the end of the Funding Period to be distributed as a payment of principal in respect of:

                     (a) CLASS A-1 NOTES                                                         0.00
                     (b) CLASS A-1 NOTES  (Only if Class   Notes have been
                                                        ---
                         paid in full)                                                           0.00

(xvii)   Aggregate amount (if any) paid for Financed Student Loans during the
         preceding collection period.                                                            0.00

(xviii)  As of the end of the preceding Collection Period:

         (a) Number of Financed Student Loans that are 30 to 60 days
             Delinquent                                                                  7,748,816.63

         (b) Number of Financed Student Loans that are 61 to 90 days
             Delinquent                                                                  3,912,869.91

         (c) Number of Financed Student Loans that are 91 to 180 days
             Delinquent                                                                  4,184,928.20

         (d) Number of Financed Student Loans that are more than 181 days
             Delinquent                                                                    553,499.99

         (e) Number of Financed Student Loans for which claims have been filed
             with the appropriate Guarantor and which are awaiting payment                 642,227.54

(xix)    Parity Percentage             Numerator        967,637,091.95
                                                        --------------
         as of      04/30/98           Denominator      965,760,725.35                        100.19%

(xx)     Excess of amounts deposited into the Collection Account with respect to the sale by the Trust of Serial Loans over the aggregate Purchase amount of such loans (such excess to be distributed to Student
         Holdings)                                                                          45,102.97

(xxi)    Amount of Additional Principal Payments, if any, made on such
         Distribution Date                                                                       0.00


The Money Store, Inc.



By: /s/ Harry Puglisi
   ------------------------------
        Harry Puglisi
          Treasurer

                          TRANS-WORLD INSURANCE COMPANY
                               2840 MORRIS AVENUE
                                 UNION, NJ 07083

--------------------------------------------------------------------------------
                            CLASSNOTES TRUST 1997 - I
         Noteholders' Statement Pursuant to Section 5.7 (a) of the Sale & Servicing Agreement

         CLASS A-1            Determination Date          05/26/98
Cusip # 182743-AG9            Distribution Date           06/01/98
                              Record Date                 05/28/98
--------------------------------------------------------------------------------

(i) Amount of Principal being paid or distributed in respect of the Notes

                     CLASS A-1 NOTES                                                               0.00
                     Per $50,000 original principal amount of the Notes                        0.000000


(ii)     Amount of Interest being paid or distributed in respect of the Notes

                     CLASS A-1 NOTES                                                          71,773.33
                     Per $50,000 original principal amount of the Notes                       46.666667


(iii)    (A) Amount of Noteholders' Auction Rate Interest Carryover being paid or distributed in respect of the Notes

                     CLASS A-1 NOTES                                                               0.00
                     Per $50,000 original principal amount of the Notes                        0.000000

         (B) Remaining Amount of Noteholders' Auction Rate Interest Carryover to be paid or distributed in respect of the Notes

                     CLASS A-1 NOTES                                                               0.00
                     Per $50,000 original principal amount of the Notes                        0.000000

(iv)     Pool Balance at end of preceding Collection Period                              870,775,455.10

(v) Outstanding Principal amount after giving effect to distributions on this Note Distribution Date:

                     CLASS A-1 NOTES                                                      76,900,000.00

(vi)     Applicable Interest Rate:
                     (a) In general:
                         1. Auction Rate for the prior Interest Period:

                                    CLASS A-1 NOTES
                                       PERIOD 1                                               5.600000%
                                       PERIOD 2                                               5.600000%
                                       PERIOD 3                                               5.580000%
                                     CURRENT RATE            (Based on Auction)               5.600000%


                         2. NET LOAN RATE
                                      PERIOD 1                                             6.740000%
                                      PERIOD 2                                             6.674200%
                                      PERIOD 3                                             6.614250%

                     (b) Amount of Interest that would have been paid on such
                         Note Distribution Date if Interest was calculated
                         instead based on the Net Loan Rate                                84,773.28

(vii)    (a) Service Fee for related Collection Period (Pro Rata)                          28,754.85
                     Per $50,000 original principal amount of the Notes                    18.696261

         (b) Service Fee Carryover for related Collection Period
             1. Distributed                                                                     0.00
                     Per $50,000 original principal amount of the Notes                     0.000000

             2. Remaining Balance                                                               0.00
                     Per $50,000 original principal amount of the Notes                     0.000000


(viii)   Amount of Fees for related Collection Period:

             1.  Administration Fee (Pro Rata)                                                961.25
                     Per $50,000 original principal amount of the Notes                     0.625000

             2.  Auction Agent Fee (Pro Rata)                                              17,713.70
                     Per $50,000 original principal amount of the Notes                    11.517361

             3.  Indenture Trustee Fee (Pro Rata)                                               0.00
                     Per $50,000 original principal amount of the Notes                     0.000000

             4.  Eligible Lender Trustee Fee (Pro Rata)                                       166.36
                     Per $50,000 original principal amount of the Notes                     0.108165

             5.  Surety Provider Fee (Pro Rata)                                             5,297.81
                     Per $50,000 original principal amount of the Notes                     3.444608


(ix)     Amount of payments to the Surety Provider in reimbursement of prior draws under any Note Surety Bond or Certificate
         Surety Bond                                                                            0.00

(x)      Aggregate amount of Realized losses for the related Collection
         period                                                                                 0.00

(xi)     Aggregate amount received with respect to Financed Student
         Loans for which Realized Losses were allocated previously                              0.00

(xii)    (a) Amount of the distribution attributable to amounts
             in the Reserve Account                                                             0.00

         (b) Amount of any other withdrawals from the Reserve
             Account for such Distribution Date                                                 0.00

         (c) Amount in the Reserve Account                                                      0.00


(xiii)   Amount of any draw required to be made under a Note Surety bond
         (together with any other information required to make such draw)                       0.00

(xiv)    (a) Portion (if any) of the distribution attributable to amounts on
             deposit in the Pre-Funding Account                                                0.00

         (b) Amount in the Pre-Funding Account                                        26,964,252.79

(xv)     Aggregate amount (if any) paid by the Eligible Lender Trustee for
         Additional Financed Student Loans during the preceding collection
         period                                                                                0.00

(xvi) Amount in the Pre-Funding Account at the end of the Funding Period to be distributed as a payment of principal in respect of:

                     (a) CLASS A-1 NOTES                                                       0.00
                     (b) CLASS A-1 NOTES  (Only if Class   Notes have been
                                                        ---
                         paid in full)                                                         0.00

(xvii)   Aggregate amount (if any) paid for Financed Student Loans during the
         preceding collection period.                                                          0.00

(xviii)  As of the end of the preceding Collection Period:

         (a) Number of Financed Student Loans that are 30 to 60 days                   7,748,816.63
             Delinquent

         (b) Number of Financed Student Loans that are 61 to 90 days                   3,912,869.91
             Delinquent

         (c) Number of Financed Student Loans that are 91 to 180 days                  4,184,928.20
             Delinquent

         (d) Number of Financed Student Loans that are more than 181 days                553,499.99
             Delinquent

         (e) Number of Financed Student Loans for which claims have been filed
             with the appropriate Guarantor and which are awaiting payment               642,227.54

(xix)    Parity Percentage             Numerator    967,637,091.95
                                                    --------------
         as of    04/30/98             Denominator  965,760,725.35                          100.19%

(xx)     Excess of amounts deposited into the Collection Account with respect to the sale by the Trust of Serial Loans over the aggregate Purchase amount of such loans (such excess to be distributed to Student
         Holdings)                                                                        45,102.97

(xxi)    Amount of Additional Principal Payments, if any, made on such
         Distribution Date                                                                     0.00


The Money Store, Inc.



By: /s/ Harry Puglisi
   ------------------------------
        Harry Puglisi
          Treasurer

                          TRANS-WORLD INSURANCE COMPANY
                               2840 MORRIS AVENUE
                                 UNION, NJ 07083

--------------------------------------------------------------------------------
                            CLASSNOTES TRUST 1997 - I
         Noteholders' Statement Pursuant to Section 5.7 (a) of the Sale & Servicing Agreement

         CLASS A-1            Determination Date                      05/19/98
Cusip # 182743-AG9            Distribution Date                       05/26/98
                              Record Date                             05/21/98
--------------------------------------------------------------------------------

(i) Amount of Principal being paid or distributed in respect of the Notes

                     CLASS A-1 NOTES                                                         0.00
                     Per $50,000 original principal amount of the Notes                  0.000000


(ii)     Amount of Interest being paid or distributed in respect of the Notes

                     CLASS A-1 NOTES                                                    95,356.00
                     Per $50,000 original principal amount of the Notes                 62.000000


(iii)    (A) Amount of Noteholders' Auction Rate Interest Carryover being paid or distributed in respect of the Notes

                     CLASS A-1 NOTES                                                         0.00
                     Per $50,000 original principal amount of the Notes                  0.000000

         (B) Remaining Amount of Noteholders' Auction Rate Interest Carryover to be paid or distributed in respect of the Notes

                     CLASS A-1 NOTES                                                         0.00
                     Per $50,000 original principal amount of the Notes                  0.000000

(iv)     Pool Balance at end of preceding Collection Period                        877,996,963.03

(v) Outstanding Principal amount after giving effect to distributions on this Note Distribution Date:

                     CLASS A-1 NOTES                                                76,900,000.00

(vi)     Applicable Interest Rate:
                     (a) In general:
                         1. Auction Rate for the prior Interest Period:

                                    CLASS A-1 NOTES
                                       PERIOD 1                                         5.600000%
                                       PERIOD 2                                         5.600000%
                                       PERIOD 3                                         5.600000%
                                     CURRENT RATE            (Based on Auction)         5.580000%


                         2. NET LOAN RATE
                                      PERIOD 1                                           6.740000%
                                      PERIOD 2                                           6.674200%
                                      PERIOD 3                                           6.614250%

                     (b) Amount of Interest that would have been paid on such
                         Note Distribution Date if Interest was calculated
                         instead based on the Net Loan Rate                             113,031.04

(vii)    (a) Service Fee for related Collection Period (Pro Rata)                        28,701.35
                     Per $50,000 original principal amount of the Notes                  18.661476

         (b) Service Fee Carryover for related Collection Period
             1. Distributed                                                                   0.00
                     Per $50,000 original principal amount of the Notes                   0.000000

             2. Remaining Balance                                                             0.00
                     Per $50,000 original principal amount of the Notes                   0.000000


(viii)   Amount of Fees for related Collection Period:

             1.  Administration Fee (Pro Rata)                                              961.25
                     Per $50,000 original principal amount of the Notes                   0.625000

             2.  Auction Agent Fee (Pro Rata)                                            17,142.29
                     Per $50,000 original principal amount of the Notes                  11.145833

             3.  Indenture Trustee Fee (Pro Rata)                                             0.00
                     Per $50,000 original principal amount of the Notes                   0.000000

             4.  Eligible Lender Trustee Fee (Pro Rata)                                     165.66
                     Per $50,000 original principal amount of the Notes                   0.107709

             5.  Surety Provider Fee (Pro Rata)                                           5,126.67
                     Per $50,000 original principal amount of the Notes                   3.333333


(ix)     Amount of payments to the Surety Provider in reimbursement of prior draws under any Note Surety Bond or Certificate
         Surety Bond                                                                          0.00

(x)      Aggregate amount of Realized losses for the related Collection
         period                                                                               0.00

(xi)     Aggregate amount received with respect to Financed Student
         Loans for which Realized Losses were allocated previously                            0.00

(xii)    (a) Amount of the distribution attributable to amounts
             in the Reserve Account                                                           0.00

         (b) Amount of any other withdrawals from the Reserve
             Account for such Distribution Date                                               0.00

         (c) Amount in the Reserve Account                                                    0.00


(xiii)   Amount of any draw required to be made under a Note Surety bond
         (together with any other information required to make such draw)                     0.00

(xiv)    (a) Portion (if any) of the distribution attributable to amounts on
             deposit in the Pre-Funding Account                                                0.00

         (b) Amount in the Pre-Funding Account                                        26,844,801.46

(xv)     Aggregate amount (if any) paid by the Eligible Lender Trustee for
         Additional Financed Student Loans during the preceding collection
         period                                                                                0.00

(xvi) Amount in the Pre-Funding Account at the end of the Funding Period to be distributed as a payment of principal in respect of:

                     (a) CLASS A-1 NOTES                                                       0.00
                     (b) CLASS A-1 NOTES  (Only if Class   Notes have been
                                                        ---
                         paid in full)                                                         0.00

(xvii)   Aggregate amount (if any) paid for Financed Student Loans during the
         preceding collection period.                                                          0.00

(xviii)  As of the end of the preceding Collection Period:

         (a) Number of Financed Student Loans that are 30 to 60 days                   7,395,020.97
             Delinquent

         (b) Number of Financed Student Loans that are 61 to 90 days                   2,449,466.28
             Delinquent

         (c) Number of Financed Student Loans that are 91 to 180 days                  4,232,057,10
             Delinquent

         (d) Number of Financed Student Loans that are more than 181 days                356,562.10
             Delinquent

         (e) Number of Financed Student Loans for which claims have been filed
             with the appropriate Guarantor and which are awaiting payment               627,450.63

(xix)    Parity Percentage             Numerator    970,889,438.27
                                                    --------------
         as of    03/31/98             Denominator  969,600,040.41                          100.13%

(xx)     Excess of amounts deposited into the Collection Account with respect to the sale by the Trust of Serial Loans over the aggregate Purchase amount of such loans (such excess to be distributed to Student
         Holdings)                                                                        45,102.97

(xxi)    Amount of Additional Principal Payments, if any, made on such
         Distribution Date                                                                     0.00


The Money Store, Inc.



By: /s/ Harry Puglisi
   ------------------------------
        Harry Puglisi
          Treasurer

                          TRANS-WORLD INSURANCE COMPANY
                               2840 MORRIS AVENUE
                                 UNION, NJ 07083

--------------------------------------------------------------------------------
                            CLASSNOTES TRUST 1997 - I
         Noteholders' Statement Pursuant to Section 5.7 (a) of the Sale & Servicing Agreement

         CLASS A-1            Determination Date                      05/12/98
Cusip # 182743-AG9            Distribution Date                       05/18/98
                              Record Date                             05/14/98
--------------------------------------------------------------------------------

(i) Amount of Principal being paid or distributed in respect of the Notes

                     CLASS A-1 NOTES                                                         0.00
                     Per $50,000 original principal amount of the Notes                  0.000000


(ii)     Amount of Interest being paid or distributed in respect of the Notes

                     CLASS A-1 NOTES                                                    83,735.56
                     Per $50,000 original principal amount of the Notes                 54.444444


(iii)    (A) Amount of Noteholders' Auction Rate Interest Carryover being paid or distributed in respect of the Notes

                     CLASS A-1 NOTES                                                         0.00
                     Per $50,000 original principal amount of the Notes                  0.000000

         (B) Remaining Amount of Noteholders' Auction Rate Interest Carryover to be paid or distributed in respect of the Notes

                     CLASS A-1 NOTES                                                         0.00
                     Per $50,000 original principal amount of the Notes                  0.000000

(iv)     Pool Balance at end of preceding Collection Period                        877,996,963.03

(v) Outstanding Principal amount after giving effect to distributions on this Note Distribution Date:

                     CLASS A-1 NOTES                                                76,900,000.00

(vi)     Applicable Interest Rate:
                     (a) In general:
                         1. Auction Rate for the prior Interest Period:

                                    CLASS A-1 NOTES
                                       PERIOD 1                                         5.540000%
                                       PERIOD 2                                         5.600000%
                                       PERIOD 3                                         5.600000%
                                     CURRENT RATE            (Based on Auction)         5.600000%


                         2. NET LOAN RATE
                                      PERIOD 1                                           6.740000%
                                      PERIOD 2                                           6.674200%
                                      PERIOD 3                                           6.614250%

                     (b) Amount of Interest that would have been paid on such
                         Note Distribution Date if Interest was calculated
                         instead based on the Net Loan Rate                              98,902.16

(vii)    (a) Service Fee for related Collection Period (Pro Rata)                        28,701.35
                     Per $50,000 original principal amount of the Notes                  18.661476

         (b) Service Fee Carryover for related Collection Period
             1. Distributed                                                                   0.00
                     Per $50,000 original principal amount of the Notes                   0.000000

             2. Remaining Balance                                                             0.00
                     Per $50,000 original principal amount of the Notes                   0.000000


(viii)   Amount of Fees for related Collection Period:

             1.  Administration Fee (Pro Rata)                                              961.25
                     Per $50,000 original principal amount of the Notes                   0.625000

             2.  Auction Agent Fee (Pro Rata)                                            17,142.29
                     Per $50,000 original principal amount of the Notes                  11.145833

             3.  Indenture Trustee Fee (Pro Rata)                                             0.00
                     Per $50,000 original principal amount of the Notes                   0.000000

             4.  Eligible Lender Trustee Fee (Pro Rata)                                     165.66
                     Per $50,000 original principal amount of the Notes                   0.107709

             5.  Surety Provider Fee (Pro Rata)                                           5,126.67
                     Per $50,000 original principal amount of the Notes                   3.333333


(ix)     Amount of payments to the Surety Provider in reimbursement of prior draws under any Note Surety Bond or Certificate
         Surety Bond                                                                          0.00

(x)      Aggregate amount of Realized losses for the related Collection
         period                                                                               0.00

(xi)     Aggregate amount received with respect to Financed Student
         Loans for which Realized Losses were allocated previously                            0.00

(xii)    (a) Amount of the distribution attributable to amounts
             in the Reserve Account                                                           0.00

         (b) Amount of any other withdrawals from the Reserve
             Account for such Distribution Date                                               0.00

         (c) Amount in the Reserve Account                                                    0.00


(xiii)   Amount of any draw required to be made under a Note Surety bond
         (together with any other information required to make such draw)                     0.00

(xiv)    (a) Portion (if any) of the distribution attributable to amounts on
             deposit in the Pre-Funding Account                                                0.00

         (b) Amount in the Pre-Funding Account                                        26,844,801.46

(xv)     Aggregate amount (if any) paid by the Eligible Lender Trustee for
         Additional Financed Student Loans during the preceding collection
         period                                                                                0.00

(xvi) Amount in the Pre-Funding Account at the end of the Funding Period to be distributed as a payment of principal in respect of:

                     (a) CLASS A-1 NOTES                                                       0.00
                     (b) CLASS A-1 NOTES  (Only if Class   Notes have been
                                                        ---
                         paid in full)                                                         0.00

(xvii)   Aggregate amount (if any) paid for Financed Student Loans during the
         preceding collection period.                                                          0.00

(xviii)  As of the end of the preceding Collection Period:

         (a) Number of Financed Student Loans that are 30 to 60 days                   7,395,020.97
             Delinquent

         (b) Number of Financed Student Loans that are 61 to 90 days                   2,449,466.28
             Delinquent

         (c) Number of Financed Student Loans that are 91 to 180 days                  4,232,057.10
             Delinquent

         (d) Number of Financed Student Loans that are more than 181 days                356,562.10
             Delinquent

         (e) Number of Financed Student Loans for which claims have been filed
             with the appropriate Guarantor and which are awaiting payment               627,450.63

(xix)    Parity Percentage             Numerator    970,889,438.27
                                                    --------------
         as of    03/31/98             Denominator  969,600,040.41                          100.13%

(xx)     Excess of amounts deposited into the Collection Account with respect to the sale by the Trust of Serial Loans over the aggregate Purchase amount of such loans (such excess to be distributed to Student
         Holdings)                                                                        45,102.97

(xxi)    Amount of Additional Principal Payments, if any, made on such
         Distribution Date                                                                     0.00


The Money Store, Inc.



By: /s/ Harry Puglisi
   ------------------------------
        Harry Puglisi
          Treasurer

                          TRANS-WORLD INSURANCE COMPANY
                               2840 MORRIS AVENUE
                                 UNION, NJ 07083

--------------------------------------------------------------------------------
                            CLASSNOTES TRUST 1997 - I
         Noteholders' Statement Pursuant to Section 5.7 (a) of the Sale & Servicing Agreement

         CLASS A-1            Determination Date                      05/05/98
Cusip # 182743-AG9            Distribution Date                       05/11/98
                              Record Date                             05/07/98
--------------------------------------------------------------------------------

(i) Amount of Principal being paid or distributed in respect of the Notes

                     CLASS A-1 NOTES                                                         0.00
                     Per $50,000 original principal amount of the Notes                  0.000000


(ii)     Amount of Interest being paid or distributed in respect of the Notes

                     CLASS A-1 NOTES                                                    83,735.56
                     Per $50,000 original principal amount of the Notes                 54.444444


(iii)    (A) Amount of Noteholders' Auction Rate Interest Carryover being paid or distributed in respect of the Notes

                     CLASS A-1 NOTES                                                         0.00
                     Per $50,000 original principal amount of the Notes                  0.000000

         (B) Remaining Amount of Noteholders' Auction Rate Interest Carryover to be paid or distributed in respect of the Notes

                     CLASS A-1 NOTES                                                         0.00
                     Per $50,000 original principal amount of the Notes                  0.000000

(iv)     Pool Balance at end of preceding Collection Period                        877,996,963.03

(v) Outstanding Principal amount after giving effect to distributions on this Note Distribution Date:

                     CLASS A-1 NOTES                                                76,900,000.00

(vi)     Applicable Interest Rate:
                     (a) In general:
                         1. Auction Rate for the prior Interest Period:

                                    CLASS A-1 NOTES
                                       PERIOD 1                                         5.650000%
                                       PERIOD 2                                         5.540000%
                                       PERIOD 3                                         5.600000%
                                     CURRENT RATE            (Based on Auction)         5.600000%


                         2. NET LOAN RATE
                                      PERIOD 1                                           6.740000%
                                      PERIOD 2                                           6.674200%
                                      PERIOD 3                                           6.614250%

                     (b) Amount of Interest that would have been paid on such
                         Note Distribution Date if Interest was calculated
                         instead based on the Net Loan Rate                              98,902.16

(vii)    (a) Service Fee for related Collection Period (Pro Rata)                        28,701.35
                     Per $50,000 original principal amount of the Notes                  18.661476

         (b) Service Fee Carryover for related Collection Period
             1. Distributed                                                                   0.00
                     Per $50,000 original principal amount of the Notes                   0.000000

             2. Remaining Balance                                                             0.00
                     Per $50,000 original principal amount of the Notes                   0.000000


(viii)   Amount of Fees for related Collection Period:

             1.  Administration Fee (Pro Rata)                                              961.25
                     Per $50,000 original principal amount of the Notes                   0.625000

             2.  Auction Agent Fee (Pro Rata)                                            17,142.29
                     Per $50,000 original principal amount of the Notes                  11.145833

             3.  Indenture Trustee Fee (Pro Rata)                                             0.00
                     Per $50,000 original principal amount of the Notes                   0.000000

             4.  Eligible Lender Trustee Fee (Pro Rata)                                     165.66
                     Per $50,000 original principal amount of the Notes                   0.107709

             5.  Surety Provider Fee (Pro Rata)                                           5,126.67
                     Per $50,000 original principal amount of the Notes                   3.333333


(ix)     Amount of payments to the Surety Provider in reimbursement of prior draws under any Note Surety Bond or Certificate
         Surety Bond                                                                          0.00

(x)      Aggregate amount of Realized losses for the related Collection
         period                                                                               0.00

(xi)     Aggregate amount received with respect to Financed Student
         Loans for which Realized Losses were allocated previously                            0.00

(xii)    (a) Amount of the distribution attributable to amounts
             in the Reserve Account                                                           0.00

         (b) Amount of any other withdrawals from the Reserve
             Account for such Distribution Date                                               0.00

         (c) Amount in the Reserve Account                                                    0.00


(xiii)   Amount of any draw required to be made under a Note Surety bond
         (together with any other information required to make such draw)                     0.00

(xiv)    (a) Portion (if any) of the distribution attributable to amounts on
             deposit in the Pre-Funding Account                                                0.00

         (b) Amount in the Pre-Funding Account                                        26,844,801.46

(xv)     Aggregate amount (if any) paid by the Eligible Lender Trustee for
         Additional Financed Student Loans during the preceding collection
         period                                                                                0.00

(xvi) Amount in the Pre-Funding Account at the end of the Funding Period to be distributed as a payment of principal in respect of:

                     (a) CLASS A-1 NOTES                                                       0.00
                     (b) CLASS A-1 NOTES  (Only if Class   Notes have been
                                                        ---
                         paid in full)                                                         0.00

(xvii)   Aggregate amount (if any) paid for Financed Student Loans during the
         preceding collection period.                                                          0.00

(xviii)  As of the end of the preceding Collection Period:

         (a) Number of Financed Student Loans that are 30 to 60 days                   7,395,020.97
             Delinquent

         (b) Number of Financed Student Loans that are 61 to 90 days                   2,449,466.28
             Delinquent

         (c) Number of Financed Student Loans that are 91 to 180 days                  4,232,057.10
             Delinquent

         (d) Number of Financed Student Loans that are more than 181 days                356,562.10
             Delinquent

         (e) Number of Financed Student Loans for which claims have been filed
             with the appropriate Guarantor and which are awaiting payment               627,450.63

(xix)    Parity Percentage             Numerator    970,889,438.27
                                                    --------------
         as of    03/31/98             Denominator  969,600,040.41                          100.13%

(xx)     Excess of amounts deposited into the Collection Account with respect to the sale by the Trust of Serial Loans over the aggregate Purchase amount of such loans (such excess to be distributed to Student
         Holdings)                                                                        45,102.97

(xxi)    Amount of Additional Principal Payments, if any, made on such
         Distribution Date                                                                     0.00


The Money Store, Inc.



By: /s/ Harry Puglisi
   ------------------------------
        Harry Puglisi
          Treasurer

                          TRANS-WORLD INSURANCE COMPANY
                               2840 MORRIS AVENUE
                                 UNION, NJ 07083

--------------------------------------------------------------------------------
                            CLASSNOTES TRUST 1997 - I
         Noteholders' Statement Pursuant to Section 5.7 (a) of the Sale & Servicing Agreement

         CLASS A-1            Determination Date                      06/02/98
Cusip # 182743-AG9            Distribution Date                       06/08/98
                              Record Date                             06/04/98
--------------------------------------------------------------------------------

(i) Amount of Principal being paid or distributed in respect of the Notes

                     CLASS A-1 NOTES                                                         0.00
                     Per $50,000 original principal amount of the Notes                  0.000000


(ii)     Amount of Interest being paid or distributed in respect of the Notes

                     CLASS A-1 NOTES                                                    83,735.56
                     Per $50,000 original principal amount of the Notes                 54.444444


(iii)    (A) Amount of Noteholders' Auction Rate Interest Carryover being paid or distributed in respect of the Notes

                     CLASS A-1 NOTES                                                         0.00
                     Per $50,000 original principal amount of the Notes                  0.000000

         (B) Remaining Amount of Noteholders' Auction Rate Interest Carryover to be paid or distributed in respect of the Notes

                     CLASS A-1 NOTES                                                         0.00
                     Per $50,000 original principal amount of the Notes                  0.000000

(iv)     Pool Balance at end of preceding Collection Period                        870,775,455.10

(v) Outstanding Principal amount after giving effect to distributions on this Note Distribution Date:

                     CLASS A-1 NOTES                                                76,900,000.00

(vi)     Applicable Interest Rate:
                     (a) In general:
                         1. Auction Rate for the prior Interest Period:

                                    CLASS A-1 NOTES
                                       PERIOD 1                                         5.600000%
                                       PERIOD 2                                         5.580000%
                                       PERIOD 3                                         5.600000%
                                     CURRENT RATE            (Based on Auction)         5.600000%

                         2. NET LOAN RATE
                                      PERIOD 1                                           6.674200%
                                      PERIOD 2                                           6.614250%
                                      PERIOD 3                                           6.659250%

                     (b) Amount of Interest that would have been paid on such
                         Note Distribution Date if Interest was calculated
                         instead based on the Net Loan Rate                              99,575.03

(vii)    (a) Service Fee for related Collection Period (Pro Rata)                        28,754.85
                     Per $50,000 original principal amount of the Notes                  18.696261

         (b) Service Fee Carryover for related Collection Period
             1. Distributed                                                                   0.00
                     Per $50,000 original principal amount of the Notes                   0.000000

             2. Remaining Balance                                                             0.00
                     Per $50,000 original principal amount of the Notes                   0.000000


(viii)   Amount of Fees for related Collection Period:

             1.  Administration Fee (Pro Rata)                                              961.25
                     Per $50,000 original principal amount of the Notes                   0.625000

             2.  Auction Agent Fee (Pro Rata)                                            17,713.70
                     Per $50,000 original principal amount of the Notes                  11.517361

             3.  Indenture Trustee Fee (Pro Rata)                                             0.00
                     Per $50,000 original principal amount of the Notes                   0.000000

             4.  Eligible Lender Trustee Fee (Pro Rata)                                     166.36
                     Per $50,000 original principal amount of the Notes                   0.108165

             5.  Surety Provider Fee (Pro Rata)                                           5,297.581
                     Per $50,000 original principal amount of the Notes                   3.444608


(ix)     Amount of payments to the Surety Provider in reimbursement of prior draws under any Note Surety Bond or Certificate
         Surety Bond                                                                          0.00

(x)      Aggregate amount of Realized losses for the related Collection
         period                                                                               0.00

(xi)     Aggregate amount received with respect to Financed Student
         Loans for which Realized Losses were allocated previously                            0.00

(xii)    (a) Amount of the distribution attributable to amounts
             in the Reserve Account                                                           0.00

         (b) Amount of any other withdrawals from the Reserve
             Account for such Distribution Date                                               0.00

         (c) Amount in the Reserve Account                                                    0.00


(xiii)   Amount of any draw required to be made under a Note Surety bond
         (together with any other information required to make such draw)                     0.00

(xiv)    (a) Portion (if any) of the distribution attributable to amounts on
             deposit in the Pre-Funding Account                                                0.00

         (b) Amount in the Pre-Funding Account                                        26,964,252.79

(xv)     Aggregate amount (if any) paid by the Eligible Lender Trustee for
         Additional Financed Student Loans during the preceding collection
         period                                                                                0.00

(xvi) Amount in the Pre-Funding Account at the end of the Funding Period to be distributed as a payment of principal in respect of:

                     (a) CLASS A-1 NOTES                                                       0.00
                     (b) CLASS A-1 NOTES  (Only if Class   Notes have been
                                                        ---
                         paid in full)                                                         0.00

(xvii)   Aggregate amount (if any) paid for Financed Student Loans during the
         preceding collection period.                                                          0.00

(xviii)  As of the end of the preceding Collection Period:

         (a) Number of Financed Student Loans that are 30 to 60 days                   7,748,816.63
             Delinquent

         (b) Number of Financed Student Loans that are 61 to 90 days                   3,912,869.91
             Delinquent

         (c) Number of Financed Student Loans that are 91 to 180 days                  4,184,928.20
             Delinquent

         (d) Number of Financed Student Loans that are more than 181 days                553,499.99
             Delinquent

         (e) Number of Financed Student Loans for which claims have been filed
             with the appropriate Guarantor and which are awaiting payment               642,227.54

(xix)    Parity Percentage             Numerator    967,637,091.95
                                                    --------------
         as of    04/30/98             Denominator  965,760,725.35                          100.19%

(xx)     Excess of amounts deposited into the Collection Account with respect to the sale by the Trust of Serial Loans over the aggregate Purchase amount of such loans (such excess to be distributed to Student
         Holdings)                                                                        45,102.97

(xxi)    Amount of Additional Principal Payments, if any, made on such
         Distribution Date                                                                     0.00


The Money Store, Inc.



By: /s/ Harry Puglisi
   ------------------------------
        Harry Puglisi
          Treasurer

                          TRANS-WORLD INSURANCE COMPANY
                               2840 MORRIS AVENUE
                                 UNION, NJ 07083

--------------------------------------------------------------------------------
                            CLASSNOTES TRUST 1997 - I
         Noteholders' Statement Pursuant to Section 5.7 (a) of the Sale & Servicing Agreement

         CLASS A-1            Determination Date                      04/28/98
Cusip # 182743-AG9            Distribution Date                       05/04/98
                              Record Date                             04/30/98
--------------------------------------------------------------------------------

(i) Amount of Principal being paid or distributed in respect of the Notes

                     CLASS A-1 NOTES                                                         0.00
                     Per $50,000 original principal amount of the Notes                  0.000000


(ii)     Amount of Interest being paid or distributed in respect of the Notes

                     CLASS A-1 NOTES                                                    83,735.56
                     Per $50,000 original principal amount of the Notes                 54.444444


(iii)    (A) Amount of Noteholders' Auction Rate Interest Carryover being paid or distributed in respect of the Notes

                     CLASS A-1 NOTES                                                         0.00
                     Per $50,000 original principal amount of the Notes                  0.000000

         (B) Remaining Amount of Noteholders' Auction Rate Interest Carryover to be paid or distributed in respect of the Notes

                     CLASS A-1 NOTES                                                         0.00
                     Per $50,000 original principal amount of the Notes                  0.000000

(iv)     Pool Balance at end of preceding Collection Period                        877,996,963.03

(v) Outstanding Principal amount after giving effect to distributions on this Note Distribution Date:

                     CLASS A-1 NOTES                                                76,900,000.00

(vi)     Applicable Interest Rate:
                     (a) In general:
                         1. Auction Rate for the prior Interest Period:

                                    CLASS A-1 NOTES
                                       PERIOD 1                                         5.552000%
                                       PERIOD 2                                         5.650000%
                                       PERIOD 3                                         5.540000%
                                     CURRENT RATE            (Based on Auction)         5.600000%


                         2. NET LOAN RATE
                                      PERIOD 1                                           6.668750%
                                      PERIOD 2                                           6.740000%
                                      PERIOD 3                                           6.674200%

                     (b) Amount of Interest that would have been paid on such
                         Note Distribution Date if Interest was calculated
                         instead based on the Net Loan Rate                              99,797.83

(vii)    (a) Service Fee for related Collection Period (Pro Rata)                        28,701.35
                     Per $50,000 original principal amount of the Notes                  18.661476

         (b) Service Fee Carryover for related Collection Period
             1. Distributed                                                                   0.00
                     Per $50,000 original principal amount of the Notes                   0.000000

             2. Remaining Balance                                                             0.00
                     Per $50,000 original principal amount of the Notes                   0.000000


(viii)   Amount of Fees for related Collection Period:

             1.  Administration Fee (Pro Rata)                                              961.25
                     Per $50,000 original principal amount of the Notes                   0.625000

             2.  Auction Agent Fee (Pro Rata)                                            17,142.29
                     Per $50,000 original principal amount of the Notes                  11.145833

             3.  Indenture Trustee Fee (Pro Rata)                                             0.00
                     Per $50,000 original principal amount of the Notes                   0.000000

             4.  Eligible Lender Trustee Fee (Pro Rata)                                     165.66
                     Per $50,000 original principal amount of the Notes                   0.107709

             5.  Surety Provider Fee (Pro Rata)                                           5,126.67
                     Per $50,000 original principal amount of the Notes                   3.333333


(ix)     Amount of payments to the Surety Provider in reimbursement of prior draws under any Note Surety Bond or Certificate
         Surety Bond                                                                          0.00

(x)      Aggregate amount of Realized losses for the related Collection
         period                                                                               0.00

(xi)     Aggregate amount received with respect to Financed Student
         Loans for which Realized Losses were allocated previously                            0.00

(xii)    (a) Amount of the distribution attributable to amounts
             in the Reserve Account                                                           0.00

         (b) Amount of any other withdrawals from the Reserve
             Account for such Distribution Date                                               0.00

         (c) Amount in the Reserve Account                                                    0.00


(xiii)   Amount of any draw required to be made under a Note Surety bond
         (together with any other information required to make such draw)                     0.00

(xiv)    (a) Portion (if any) of the distribution attributable to amounts on
             deposit in the Pre-Funding Account                                                0.00

         (b) Amount in the Pre-Funding Account                                        26,844,801.46

(xv)     Aggregate amount (if any) paid by the Eligible Lender Trustee for
         Additional Financed Student Loans during the preceding collection
         period                                                                                0.00

(xvi) Amount in the Pre-Funding Account at the end of the Funding Period to be distributed as a payment of principal in respect of:

                     (a) CLASS A-1 NOTES                                                       0.00
                     (b) CLASS A-1 NOTES  (Only if Class   Notes have been
                                                        ---
                         paid in full)                                                         0.00

(xvii)   Aggregate amount (if any) paid for Financed Student Loans during the
         preceding collection period.                                                          0.00

(xviii)  As of the end of the preceding Collection Period:

         (a) Number of Financed Student Loans that are 30 to 60 days                   7,395,020.97
             Delinquent

         (b) Number of Financed Student Loans that are 61 to 90 days                   2,449,466.28
             Delinquent

         (c) Number of Financed Student Loans that are 91 to 180 days                  4,232,057.10
             Delinquent

         (d) Number of Financed Student Loans that are more than 181 days                356,562.10
             Delinquent

         (e) Number of Financed Student Loans for which claims have been filed
             with the appropriate Guarantor and which are awaiting payment               627,450.63

(xix)    Parity Percentage             Numerator    970,889,438.27
                                                    --------------
         as of    03/31/98             Denominator  969,600,040.41                          100.13%

(xx)     Excess of amounts deposited into the Collection Account with respect to the sale by the Trust of Serial Loans over the aggregate Purchase amount of such loans (such excess to be distributed to Student
         Holdings)                                                                        45,102.97

(xxi)    Amount of Additional Principal Payments, if any, made on such
         Distribution Date                                                                     0.00


The Money Store, Inc.



By: /s/ Harry Puglisi
   ------------------------------
        Harry Puglisi
          Treasurer

                          TRANS-WORLD INSURANCE COMPANY
                               2840 MORRIS AVENUE
                                 UNION, NJ 07083

--------------------------------------------------------------------------------
                            CLASSNOTES TRUST 1997 - I
         Noteholders' Statement Pursuant to Section 5.7 (a) of the Sale & Servicing Agreement

         CLASS A-1            Determination Date                      04/21/98
Cusip # 182743-AG9            Distribution Date                       04/27/98
                              Record Date                             04/23/98
--------------------------------------------------------------------------------

(i) Amount of Principal being paid or distributed in respect of the Notes

                     CLASS A-1 NOTES                                                         0.00
                     Per $50,000 original principal amount of the Notes                  0.000000


(ii)     Amount of Interest being paid or distributed in respect of the Notes

                     CLASS A-1 NOTES                                                    82,838.39
                     Per $50,000 original principal amount of the Notes                 53.861111


(iii)    (A) Amount of Noteholders' Auction Rate Interest Carryover being paid or distributed in respect of the Notes

                     CLASS A-1 NOTES                                                         0.00
                     Per $50,000 original principal amount of the Notes                  0.000000

         (B) Remaining Amount of Noteholders' Auction Rate Interest Carryover to be paid or distributed in respect of the Notes

                     CLASS A-1 NOTES                                                         0.00
                     Per $50,000 original principal amount of the Notes                  0.000000

(iv)     Pool Balance at end of preceding Collection Period                        523,381,127.52

(v) Outstanding Principal amount after giving effect to distributions on this Note Distribution Date:

                     CLASS A-1 NOTES                                                76,900,000.00

(vi)     Applicable Interest Rate:
                     (a) In general:
                         1. Auction Rate for the prior Interest Period:

                                    CLASS A-1 NOTES
                                       PERIOD 1                                         5.700000%
                                       PERIOD 2                                         5.552000%
                                       PERIOD 3                                         5.650000%
                                     CURRENT RATE            (Based on Auction)         5.540000%


                         2. NET LOAN RATE
                                      PERIOD 1                                           6.668750%
                                      PERIOD 2                                           6.740000%
                                      PERIOD 3                                           6.674200%

                     (b) Amount of Interest that would have been paid on such
                         Note Distribution Date if Interest was calculated
                         instead based on the Net Loan Rate                              99,797.83

(vii)    (a) Service Fee for related Collection Period (Pro Rata)                        18,317.17
                     Per $50,000 original principal amount of the Notes                  11.909733

         (b) Service Fee Carryover for related Collection Period
             1. Distributed                                                                   0.00
                     Per $50,000 original principal amount of the Notes                   0.000000

             2. Remaining Balance                                                             0.00
                     Per $50,000 original principal amount of the Notes                   0.000000


(viii)   Amount of Fees for related Collection Period:

             1.  Administration Fee (Pro Rata)                                              961.25
                     Per $50,000 original principal amount of the Notes                   0.625000

             2.  Auction Agent Fee (Pro Rata)                                            17,713.70
                     Per $50,000 original principal amount of the Notes                  11.517361

             3.  Indenture Trustee Fee (Pro Rata)                                             0.00
                     Per $50,000 original principal amount of the Notes                   0.000000

             4.  Eligible Lender Trustee Fee (Pro Rata)                                     165.02
                     Per $50,000 original principal amount of the Notes                   0.107294

             5.  Surety Provider Fee (Pro Rata)                                           5,297.56
                     Per $50,000 original principal amount of the Notes                   3.444444


(ix)     Amount of payments to the Surety Provider in reimbursement of prior draws under any Note Surety Bond or Certificate
         Surety Bond                                                                          0.00

(x)      Aggregate amount of Realized losses for the related Collection
         period                                                                               0.00

(xi)     Aggregate amount received with respect to Financed Student
         Loans for which Realized Losses were allocated previously                            0.00

(xii)    (a) Amount of the distribution attributable to amounts
             in the Reserve Account                                                           0.00

         (b) Amount of any other withdrawals from the Reserve
             Account for such Distribution Date                                               0.00

         (c) Amount in the Reserve Account                                                    0.00


(xiii)   Amount of any draw required to be made under a Note Surety bond
         (together with any other information required to make such draw)                     0.00

(xiv)    (a) Portion (if any) of the distribution attributable to amounts on
             deposit in the Pre-Funding Account                                                0.00

         (b) Amount in the Pre-Funding Account                                                 0.00

(xv)     Aggregate amount (if any) paid by the Eligible Lender Trustee for
         Additional Financed Student Loans during the preceding collection
         period                                                                                0.00

(xvi) Amount in the Pre-Funding Account at the end of the Funding Period to be distributed as a payment of principal in respect of:

                     (a) CLASS A-1 NOTES                                                       0.00
                     (b) CLASS A-1 NOTES  (Only if Class   Notes have been
                                                        ---
                         paid in full)                                                         0.00

(xvii)   Aggregate amount (if any) paid for Financed Student Loans during the
         preceding collection period.                                                          0.00

(xviii)  As of the end of the preceding Collection Period:

         (a) Number of Financed Student Loans that are 30 to 60 days                   4,959,446.92
             Delinquent

         (b) Number of Financed Student Loans that are 61 to 90 days                   3,991,653.80
             Delinquent

         (c) Number of Financed Student Loans that are 91 to 180 days                  2,842,288.72
             Delinquent

         (d) Number of Financed Student Loans that are more than 181 days                379,030.49
             Delinquent

         (e) Number of Financed Student Loans for which claims have been filed
             with the appropriate Guarantor and which are awaiting payment               433,753.86

(xix)    Parity Percentage             Numerator    563,711,193.35
                                                    --------------
         as of    02/28/98             Denominator  562,598,988.98                          100.20%

(xx)     Excess of amounts deposited into the Collection Account with respect to the sale by the Trust of Serial Loans over the aggregate Purchase amount of such loans (such excess to be distributed to Student
         Holdings)                                                                        45,042.06

(xxi)    Amount of Additional Principal Payments, if any, made on such
         Distribution Date                                                                     0.00


The Money Store, Inc.



By: /s/ Harry Puglisi
   ------------------------------
        Harry Puglisi
          Treasurer

                          TRANS-WORLD INSURANCE COMPANY
                               2840 MORRIS AVENUE
                                 UNION, NJ 07083

--------------------------------------------------------------------------------
                            CLASSNOTES TRUST 1997 - I
         Noteholders' Statement Pursuant to Section 5.7 (a) of the Sale & Servicing Agreement

         CLASS A-1            Determination Date                      04/14/98
Cusip # 182743-AG9            Distribution Date                       04/20/98
                              Record Date                             04/16/98
--------------------------------------------------------------------------------

(i) Amount of Principal being paid or distributed in respect of the Notes

                     CLASS A-1 NOTES                                                         0.00
                     Per $50,000 original principal amount of the Notes                  0.000000


(ii)     Amount of Interest being paid or distributed in respect of the Notes

                     CLASS A-1 NOTES                                                    72,414.17
                     Per $50,000 original principal amount of the Notes                 47.083333


(iii)    (A) Amount of Noteholders' Auction Rate Interest Carryover being paid or distributed in respect of the Notes

                     CLASS A-1 NOTES                                                         0.00
                     Per $50,000 original principal amount of the Notes                  0.000000

         (B) Remaining Amount of Noteholders' Auction Rate Interest Carryover to be paid or distributed in respect of the Notes

                     CLASS A-1 NOTES                                                         0.00
                     Per $50,000 original principal amount of the Notes                  0.000000

(iv)     Pool Balance at end of preceding Collection Period                        523,381,127.52

(v) Outstanding Principal amount after giving effect to distributions on this Note Distribution Date:

                     CLASS A-1 NOTES                                                76,900,000.00

(vi)     Applicable Interest Rate:
                     (a) In general:
                         1. Auction Rate for the prior Interest Period:

                                    CLASS A-1 NOTES
                                       PERIOD 1                                         5.600000%
                                       PERIOD 2                                         5.700000%
                                       PERIOD 3                                         5.552000%
                                     CURRENT RATE            (Based on Auction)         5.650000%


                         2. NET LOAN RATE
                                      PERIOD 1                                           6.668750%
                                      PERIOD 2                                           6.740000%
                                      PERIOD 3                                           6.674200%

                     (b) Amount of Interest that would have been paid on such
                         Note Distribution Date if Interest was calculated
                         instead based on the Net Loan Rate                              85,541.00

(vii)    (a) Service Fee for related Collection Period (Pro Rata)                        18,317.17
                     Per $50,000 original principal amount of the Notes                  11.909733

         (b) Service Fee Carryover for related Collection Period
             1. Distributed                                                                   0.00
                     Per $50,000 original principal amount of the Notes                   0.000000

             2. Remaining Balance                                                             0.00
                     Per $50,000 original principal amount of the Notes                   0.000000


(viii)   Amount of Fees for related Collection Period:

             1.  Administration Fee (Pro Rata)                                              961.25
                     Per $50,000 original principal amount of the Notes                   0.625000

             2.  Auction Agent Fee (Pro Rata)                                            17,713.70
                     Per $50,000 original principal amount of the Notes                  11.517361

             3.  Indenture Trustee Fee (Pro Rata)                                             0.00
                     Per $50,000 original principal amount of the Notes                   0.000000

             4.  Eligible Lender Trustee Fee (Pro Rata)                                     165.02
                     Per $50,000 original principal amount of the Notes                   0.107294

             5.  Surety Provider Fee (Pro Rata)                                           5,297.56
                     Per $50,000 original principal amount of the Notes                   3.444444


(ix)     Amount of payments to the Surety Provider in reimbursement of prior draws under any Note Surety Bond or Certificate
         Surety Bond                                                                          0.00

(x)      Aggregate amount of Realized losses for the related Collection
         period                                                                               0.00

(xi)     Aggregate amount received with respect to Financed Student
         Loans for which Realized Losses were allocated previously                            0.00

(xii)    (a) Amount of the distribution attributable to amounts
             in the Reserve Account                                                           0.00

         (b) Amount of any other withdrawals from the Reserve
             Account for such Distribution Date                                               0.00

         (c) Amount in the Reserve Account                                                    0.00


(xiii)   Amount of any draw required to be made under a Note Surety bond
         (together with any other information required to make such draw)                     0.00

(xiv)    (a) Portion (if any) of the distribution attributable to amounts on
             deposit in the Pre-Funding Account                                                0.00

         (b) Amount in the Pre-Funding Account                                                 0.00

(xv)     Aggregate amount (if any) paid by the Eligible Lender Trustee for
         Additional Financed Student Loans during the preceding collection
         period                                                                                0.00

(xvi) Amount in the Pre-Funding Account at the end of the Funding Period to be distributed as a payment of principal in respect of:

                     (a) CLASS A-1 NOTES                                                       0.00
                     (b) CLASS A-1 NOTES  (Only if Class   Notes have been
                                                        ---
                         paid in full)                                                         0.00

(xvii)   Aggregate amount (if any) paid for Financed Student Loans during the
         preceding collection period.                                                          0.00

(xviii)  As of the end of the preceding Collection Period:

         (a) Number of Financed Student Loans that are 30 to 60 days                   4,959,446.92
             Delinquent

         (b) Number of Financed Student Loans that are 61 to 90 days                   3,991,653.80
             Delinquent

         (c) Number of Financed Student Loans that are 91 to 180 days                  2,842,288.72
             Delinquent

         (d) Number of Financed Student Loans that are more than 181 days                379,030.49
             Delinquent

         (e) Number of Financed Student Loans for which claims have been filed
             with the appropriate Guarantor and which are awaiting payment               433,753.86

(xix)    Parity Percentage             Numerator    563,711,193.35
                                                    --------------
         as of    02/28/98             Denominator  562,598,988.98                          100.20%

(xx)     Excess of amounts deposited into the Collection Account with respect to the sale by the Trust of Serial Loans over the aggregate Purchase amount of such loans (such excess to be distributed to Student
         Holdings)                                                                        45,042.06

(xxi)    Amount of Additional Principal Payments, if any, made on such
         Distribution Date                                                                     0.00


The Money Store, Inc.



By: /s/ Harry Puglisi
   ------------------------------
        Harry Puglisi
          Treasurer

                          TRANS-WORLD INSURANCE COMPANY
                               2840 MORRIS AVENUE
                                 UNION, NJ 07083

--------------------------------------------------------------------------------
                            CLASSNOTES TRUST 1997 - I
         Noteholders' Statement Pursuant to Section 5.7 (a) of the Sale & Servicing Agreement

         CLASS A-1            Determination Date                      04/07/98
Cusip # 182743-AG9            Distribution Date                       04/14/98
                              Record Date                             04/09/98
--------------------------------------------------------------------------------

(i) Amount of Principal being paid or distributed in respect of the Notes

                     CLASS A-1 NOTES                                                         0.00
                     Per $50,000 original principal amount of the Notes                  0.000000


(ii)     Amount of Interest being paid or distributed in respect of the Notes

                     CLASS A-1 NOTES                                                    94,877.51
                     Per $50,000 original principal amount of the Notes                 61.688889


(iii)    (A) Amount of Noteholders' Auction Rate Interest Carryover being paid or distributed in respect of the Notes

                     CLASS A-1 NOTES                                                         0.00
                     Per $50,000 original principal amount of the Notes                  0.000000

         (B) Remaining Amount of Noteholders' Auction Rate Interest Carryover to be paid or distributed in respect of the Notes

                     CLASS A-1 NOTES                                                         0.00
                     Per $50,000 original principal amount of the Notes                  0.000000

(iv)     Pool Balance at end of preceding Collection Period                        523,381,127.52

(v) Outstanding Principal amount after giving effect to distributions on this Note Distribution Date:

                     CLASS A-1 NOTES                                                76,900,000.00

(vi)     Applicable Interest Rate:
                     (a) In general:
                         1. Auction Rate for the prior Interest Period:

                                    CLASS A-1 NOTES
                                       PERIOD 1                                         5.630000%
                                       PERIOD 2                                         5.600000%
                                       PERIOD 3                                         5.700000%
                                     CURRENT RATE            (Based on Auction)         5.552000%


                         2. NET LOAN RATE
                                      PERIOD 1                                           6.668750%
                                      PERIOD 2                                           6.740000%
                                      PERIOD 3                                           6.674200%

                     (b) Amount of Interest that would have been paid on such
                         Note Distribution Date if Interest was calculated
                         instead based on the Net Loan Rate                             114,054.66

(vii)    (a) Service Fee for related Collection Period (Pro Rata)                        18,317.17
                     Per $50,000 original principal amount of the Notes                  11.909733

         (b) Service Fee Carryover for related Collection Period
             1. Distributed                                                                   0.00
                     Per $50,000 original principal amount of the Notes                   0.000000

             2. Remaining Balance                                                             0.00
                     Per $50,000 original principal amount of the Notes                   0.000000


(viii)   Amount of Fees for related Collection Period:

             1.  Administration Fee (Pro Rata)                                              961.25
                     Per $50,000 original principal amount of the Notes                   0.625000

             2.  Auction Agent Fee (Pro Rata)                                            17,713.70
                     Per $50,000 original principal amount of the Notes                  11.517361

             3.  Indenture Trustee Fee (Pro Rata)                                             0.00
                     Per $50,000 original principal amount of the Notes                   0.000000

             4.  Eligible Lender Trustee Fee (Pro Rata)                                     165.02
                     Per $50,000 original principal amount of the Notes                   0.107294

             5.  Surety Provider Fee (Pro Rata)                                           5,297.56
                     Per $50,000 original principal amount of the Notes                   3.444444


(ix)     Amount of payments to the Surety Provider in reimbursement of prior draws under any Note Surety Bond or Certificate
         Surety Bond                                                                          0.00

(x)      Aggregate amount of Realized losses for the related Collection
         period                                                                               0.00

(xi)     Aggregate amount received with respect to Financed Student
         Loans for which Realized Losses were allocated previously                            0.00

(xii)    (a) Amount of the distribution attributable to amounts
             in the Reserve Account                                                           0.00

         (b) Amount of any other withdrawals from the Reserve
             Account for such Distribution Date                                               0.00

         (c) Amount in the Reserve Account                                                    0.00


(xiii)   Amount of any draw required to be made under a Note Surety bond
         (together with any other information required to make such draw)                     0.00

(xiv)    (a) Portion (if any) of the distribution attributable to amounts on
             deposit in the Pre-Funding Account                                                0.00

         (b) Amount in the Pre-Funding Account                                                 0.00

(xv)     Aggregate amount (if any) paid by the Eligible Lender Trustee for
         Additional Financed Student Loans during the preceding collection
         period                                                                                0.00

(xvi) Amount in the Pre-Funding Account at the end of the Funding Period to be distributed as a payment of principal in respect of:

                     (a) CLASS A-1 NOTES                                                       0.00
                     (b) CLASS A-1 NOTES  (Only if Class   Notes have been
                                                        ---
                         paid in full)                                                         0.00

(xvii)   Aggregate amount (if any) paid for Financed Student Loans during the
         preceding collection period.                                                          0.00

(xviii)  As of the end of the preceding Collection Period:

         (a) Number of Financed Student Loans that are 30 to 60 days                   4,959,446.92
             Delinquent

         (b) Number of Financed Student Loans that are 61 to 90 days                   3,991,653.80
             Delinquent

         (c) Number of Financed Student Loans that are 91 to 180 days                  2,842,288.72
             Delinquent

         (d) Number of Financed Student Loans that are more than 181 days                379,030.49
             Delinquent

         (e) Number of Financed Student Loans for which claims have been filed
             with the appropriate Guarantor and which are awaiting payment               433,753.86

(xix)    Parity Percentage             Numerator    563,711,193.35
                                                    --------------
         as of    02/28/98             Denominator  562,598,988.98                          100.20%

(xx)     Excess of amounts deposited into the Collection Account with respect to the sale by the Trust of Serial Loans over the aggregate Purchase amount of such loans (such excess to be distributed to Student
         Holdings)                                                                        45,042.06

(xxi)    Amount of Additional Principal Payments, if any, made on such
         Distribution Date                                                                     0.00


The Money Store, Inc.



By: /s/ Harry Puglisi
   ------------------------------
        Harry Puglisi
          Treasurer

                          TRANS-WORLD INSURANCE COMPANY
                               2840 MORRIS AVENUE
                                 UNION, NJ 07083

--------------------------------------------------------------------------------
                            CLASSNOTES TRUST 1997 - I
         Noteholders' Statement Pursuant to Section 5.7 (a) of the Sale & Servicing Agreement

         CLASS A-2            Determination Date                      12/23/98
Cusip # 182743-AH7            Distribution Date                       12/30/98
                              Record Date                             12/28/98
--------------------------------------------------------------------------------

(i) Amount of Principal being paid or distributed in respect of the Notes

                     CLASS A-2 NOTES                                                               0.00
                     Per $50,000 original principal amount of the Notes                        0.000000


(ii)     Amount of Interest being paid or distributed in respect of the Notes

                     CLASS A-2 NOTES                                                         381,920.00
                     Per $50,000 original principal amount of the Notes                      205.333333


(iii)    (A) Amount of Noteholders' Auction Rate Interest Carryover being paid or distributed in respect of the Notes

                     CLASS A-2 NOTES                                                               0.00
                     Per $50,000 original principal amount of the Notes                        0.000000

         (B) Remaining Amount of Noteholders' Auction Rate Interest Carryover to be paid or distributed in respect of the Notes

                     CLASS A-2 NOTES                                                               0.00
                     Per $50,000 original principal amount of the Notes                        0.000000

(iv)     Pool Balance at end of preceding Collection Period                              858,023,445.07

(v) Outstanding Principal amount after giving effect to distributions on this Note Distribution Date:

                     CLASS A-2 NOTES                                                      93,000,000.00

(vi)     Applicable Interest Rate:
                     (a) In general:
                         1. Auction Rate for the prior Interest Period:

                                    CLASS A-2 NOTES
                                       PERIOD 1                                               5.600000%
                                       PERIOD 2                                               5.430000%
                                       PERIOD 3                                               5.500000%
                                     CURRENT RATE            (Based on Auction)               5.280000%


                         2. NET LOAN RATE
                                      MONTH 1                                            6.540400%
                                      MONTH 2                                            6.270000%
                                      MONTH 3                                            6.230000%

                     (b) Amount of Interest that would have been paid on such
                         Note Distribution Date if Interest was calculated
                         instead based on the Net Loan Rate                             450,636.67

(vii)    (a) Service Fee for related Collection Period (Pro Rata)                        38,102.31
                     Per $50,000 original principal amount of the Notes                  20.485113

         (b) Service Fee Carryover for related Collection Period
             1. Distributed                                                                   0.00
                     Per $50,000 original principal amount of the Notes                   0.000000

             2. Remaining Balance                                                             0.00
                     Per $50,000 original principal amount of the Notes                   0.000000


(viii)   Amount of Fees for related Collection Period:

             1.  Administration Fee (Pro Rata)                                            1,162.50
                     Per $50,000 original principal amount of the Notes                   0.625000

             2.  Auction Agent Fee (Pro Rata)                                            21,422.29
                     Per $50,000 original principal amount of the Notes                  11.517361

             3.  Indenture Trustee Fee (Pro Rata)                                             0.00
                     Per $50,000 original principal amount of the Notes                   0.000000

             4.  Eligible Lender Trustee Fee (Pro Rata)                                     211.45
                     Per $50,000 original principal amount of the Notes                   0.113685

             5.  Surety Provider Fee (Pro Rata)                                           6,406.67
                     Per $50,000 original principal amount of the Notes                   3.444444


(ix)     Amount of payments to the Surety Provider in reimbursement of prior draws under any Note Surety Bond or Certificate
         Surety Bond                                                                          0.00

(x)      Aggregate amount of Realized losses for the related Collection
         period                                                                               0.00

(xi)     Aggregate amount received with respect to Financed Student
         Loans for which Realized Losses were allocated previously                            0.00

(xii)    (a) Amount of the distribution attributable to amounts
             in the Reserve Account                                                           0.00

         (b) Amount of any other withdrawals from the Reserve
             Account for such Distribution Date                                               0.00

         (c) Amount in the Reserve Account                                                    0.00


(xiii)   Amount of any draw required to be made under a Note Surety bond
         (together with any other information required to make such draw)                     0.00


(xiv)    (a) Portion (if any) of the distribution attributable to amounts on
             deposit in the Pre-Funding Account                                                  0.00

         (b) Amount in the Pre-Funding Account                                                 243.06

(xv)     Aggregate amount (if any) paid by the Eligible Lender Trustee for
         Additional Financed Student Loans during the preceding collection
         period                                                                                  0.00

(xvi) Amount in the Pre-Funding Account at the end of the Funding Period to be distributed as a payment of principal in respect of:

                     (a) CLASS A-1 NOTES                                                         0.00
                     (b) CLASS A-1 NOTES  (Only if Class   Notes have been
                                                        ---
                         paid in full)                                                           0.00

(xvii)   Aggregate amount (if any) paid for Financed Student Loans during the
         preceding collection period.                                                            0.00

(xviii)  As of the end of the preceding Collection Period:

         (a) Number of Financed Student Loans that are 30 to 60 days                     8,840,368.16
             Delinquent

         (b) Number of Financed Student Loans that are 61 to 90 days                     4,782,425.98
             Delinquent

         (c) Number of Financed Student Loans that are 91 to 180 days                    7,591,151.00
             Delinquent

         (d) Number of Financed Student Loans that are more than 181 days                1,607,418.66
             Delinquent

         (e) Number of Financed Student Loans for which claims have been filed           2,111,101.76
             with the appropriate Guarantor and which are awaiting payment

(xix)    Parity Percentage             Numerator       913,505,950.26
                                                       --------------
         as of 11/30/98                Denominator     919,441,908.24                          99.35%

(xx)     Excess of amounts deposited into the Collection Account with respect to the sale by the Trust of Serial Loans over the aggregate Purchase amount of such loans (such excess to be distributed to Student
         Holdings)                                                                               0.00

(xxi)    Amount of Additional Principal Payments, if any, made on such
         Distribution Date                                                                       0.00


The Money Store, Inc.



By: /s/ Harry Puglisi
   ------------------------------
        Harry Puglisi
          Treasurer

                          TRANS-WORLD INSURANCE COMPANY
                               2840 MORRIS AVENUE
                                 UNION, NJ 07083

--------------------------------------------------------------------------------
                            CLASSNOTES TRUST 1997 - I
         Noteholders' Statement Pursuant to Section 5.7 (a) of the Sale & Servicing Agreement

         CLASS A-2            Determination Date                      11/25/98
Cusip # 182743-AH7            Distribution Date                       12/02/98
                              Record Date                             11/30/98
--------------------------------------------------------------------------------

(i) Amount of Principal being paid or distributed in respect of the Notes

                     CLASS A-2 NOTES                                                               0.00
                     Per $50,000 original principal amount of the Notes                        0.000000


(ii)     Amount of Interest being paid or distributed in respect of the Notes

                     CLASS A-2 NOTES                                                         397,833.33
                     Per $50,000 original principal amount of the Notes                      213.888889


(iii)    (A) Amount of Noteholders' Auction Rate Interest Carryover being paid or distributed in respect of the Notes

                     CLASS A-2 NOTES                                                               0.00
                     Per $50,000 original principal amount of the Notes                        0.000000

         (B) Remaining Amount of Noteholders' Auction Rate Interest Carryover to be paid or distributed in respect of the Notes

                     CLASS A-2 NOTES                                                               0.00
                     Per $50,000 original principal amount of the Notes                        0.000000

(iv)     Pool Balance at end of preceding Collection Period                              860,576,423.59

(v) Outstanding Principal amount after giving effect to distributions on this Note Distribution Date:

                     CLASS A-2 NOTES                                                      93,000,000.00

(vi)     Applicable Interest Rate:
                     (a) In general:
                         1. Auction Rate for the prior Interest Period:

                                    CLASS A-2 NOTES
                                       PERIOD 1                                               5.600000%
                                       PERIOD 2                                               5.600000%
                                       PERIOD 3                                               5.430000%
                                     CURRENT RATE            (Based on Auction)               5.500000%


                         2. NET LOAN RATE
                                      MONTH 1                                              6.540400%
                                      MONTH 2                                              6.270000%
                                      MONTH 3                                              6.230000%

                     (b) Amount of Interest that would have been paid on such
                         Note Distribution Date if Interest was calculated
                         instead based on the Net Loan Rate                               449,965.00

(vii)    (a) Service Fee for related Collection Period (Pro Rata)                          34,779.58
                     Per $50,000 original principal amount of the Notes                    18.698699

         (b) Service Fee Carryover for related Collection Period
             1. Distributed                                                                     0.00
                     Per $50,000 original principal amount of the Notes                     0.000000

             2. Remaining Balance                                                               0.00
                     Per $50,000 original principal amount of the Notes                     0.000000


(viii)   Amount of Fees for related Collection Period:

             1.  Administration Fee (Pro Rata)                                              1,162.50
                     Per $50,000 original principal amount of the Notes                     0.625000

             2.  Auction Agent Fee (Pro Rata)                                              20,731.25
                     Per $50,000 original principal amount of the Notes                    11,145833

             3.  Indenture Trustee Fee (Pro Rata)                                               0.00
                     Per $50,000 original principal amount of the Notes                     0.000000

             4.  Eligible Lender Trustee Fee (Pro Rata)                                       209.65
                     Per $50,000 original principal amount of the Notes                     0.112718

             5.  Surety Provider Fee (Pro Rata)                                             6,200.00
                     Per $50,000 original principal amount of the Notes                     3.333333


(ix)     Amount of payments to the Surety Provider in reimbursement of prior draws under any Note Surety Bond or Certificate
         Surety Bond                                                                            0.00

(x)      Aggregate amount of Realized losses for the related Collection
         period                                                                                 0.00

(xi)     Aggregate amount received with respect to Financed Student
         Loans for which Realized Losses were allocated previously                              0.00

(xii)    (a) Amount of the distribution attributable to amounts
             in the Reserve Account                                                             0.00

         (b) Amount of any other withdrawals from the Reserve
             Account for such Distribution Date                                                 0.00

         (c) Amount in the Reserve Account                                                      0.00


(xiii)   Amount of any draw required to be made under a Note Surety bond
         (together with any other information required to make such draw)                       0.00


(xiv)    (a) Portion (if any) of the distribution attributable to amounts on
             deposit in the Pre-Funding Account                                                  0.00

         (b) Amount in the Pre-Funding Account                                               4,233.70

(xv)     Aggregate amount (if any) paid by the Eligible Lender Trustee for
         Additional Financed Student Loans during the preceding collection
         period                                                                                  0.00

(xvi) Amount in the Pre-Funding Account at the end of the Funding Period to be distributed as a payment of principal in respect of:

                     (a) CLASS A-1 NOTES                                                         0.00
                     (b) CLASS A-1 NOTES  (Only if Class   Notes have been
                                                        ---
                         paid in full)                                                           0.00

(xvii)   Aggregate amount (if any) paid for Financed Student Loans during the
         preceding collection period.                                                            0.00

(xviii)  As of the end of the preceding Collection Period:

         (a) Number of Financed Student Loans that are 30 to 60 days                     8,358,523.67
             Delinquent

         (b) Number of Financed Student Loans that are 61 to 90 days                     4,044.816.26
             Delinquent

         (c) Number of Financed Student Loans that are 91 to 180 days                    7,523,663.21
             Delinquent

         (d) Number of Financed Student Loans that are more than 181 days                1,864,386.03
             Delinquent

         (e) Number of Financed Student Loans for which claims have been filed           1,687,173.14
             with the appropriate Guarantor and which are awaiting payment

(xix)    Parity Percentage             Numerator          N/A
                                                     ------------
         as of      10/31/98           Denominator        N/A                            N/A

(xx)     Excess of amounts deposited into the Collection Account with respect to the sale by the Trust of Serial Loans over the aggregate Purchase amount of such loans (such excess to be distributed to Student
         Holdings)                                                                               0.00

(xxi)    Amount of Additional Principal Payments, if any, made on such
         Distribution Date                                                                       0.00


The Money Store, Inc.



By: /s/ Harry Puglisi
    ------------------------------
        Harry Puglisi
          Treasurer

                          TRANS-WORLD INSURANCE COMPANY
                               2840 MORRIS AVENUE
                                 UNION, NJ 07083

--------------------------------------------------------------------------------
                            CLASSNOTES TRUST 1997 - I
         Noteholders' Statement Pursuant to Section 5.7 (a) of the Sale & Servicing Agreement

         CLASS A-2            Determination Date                      10/29/98
Cusip # 182743-AH7            Distribution Date                       11/04/98
                              Record Date                             11/02/98
--------------------------------------------------------------------------------

(i) Amount of Principal being paid or distributed in respect of the Notes

                     CLASS A-2 NOTES                                                               0.00
                     Per $50,000 original principal amount of the Notes                        0.000000


(ii)     Amount of Interest being paid or distributed in respect of the Notes

                     CLASS A-2 NOTES                                                         392,770.00
                     Per $50,000 original principal amount of the Notes                      211.166667


(iii)    (A) Amount of Noteholders' Auction Rate Interest Carryover being paid or distributed in respect of the Notes

                     CLASS A-2 NOTES                                                               0.00
                     Per $50,000 original principal amount of the Notes                        0.000000

         (B) Remaining Amount of Noteholders' Auction Rate Interest Carryover to be paid or distributed in respect of the Notes

                     CLASS A-2 NOTES                                                               0.00
                     Per $50,000 original principal amount of the Notes                        0.000000

(iv)     Pool Balance at end of preceding Collection Period                              865,922,060.87

(v) Outstanding Principal amount after giving effect to distributions on this Note Distribution Date:

                     CLASS A-2 NOTES                                                      93,000,000.00

(vi)     Applicable Interest Rate:
                     (a) In general:
                         1. Auction Rate for the prior Interest Period:

                                    CLASS A-2 NOTES
                                       PERIOD 1                                               5.598000%
                                       PERIOD 2                                               5.600000%
                                       PERIOD 3                                               5.600000%
                                     CURRENT RATE            (Based on Auction)               5.430000%


                         2. NET LOAN RATE
                                      MONTH 1                                              6.540400%
                                      MONTH 2                                              6.270000%
                                      MONTH 3                                              5.591250%

                     (b) Amount of Interest that would have been paid on such
                         Note Distribution Date if Interest was calculated
                         instead based on the Net Loan Rate                               446,516.77

(vii)    (a) Service Fee for related Collection Period (Pro Rata)                          34,431.63
                     Per $50,000 original principal amount of the Notes                    18.511629

         (b) Service Fee Carryover for related Collection Period
             1. Distributed                                                                     0.00
                     Per $50,000 original principal amount of the Notes                     0.000000

             2. Remaining Balance                                                               0.00
                     Per $50,000 original principal amount of the Notes                     0.000000


(viii)   Amount of Fees for related Collection Period:

             1.  Administration Fee (Pro Rata)                                              1,162.50
                     Per $50,000 original principal amount of the Notes                     0.625000

             2.  Auction Agent Fee (Pro Rata)                                              21,422.29
                     Per $50,000 original principal amount of the Notes                    11.517361

             3.  Indenture Trustee Fee (Pro Rata)                                               0.00
                     Per $50,000 original principal amount of the Notes                     0.000000

             4.  Eligible Lender Trustee Fee (Pro Rata)                                       208.11
                     Per $50,000 original principal amount of the Notes                     0.111886

             5.  Surety Provider Fee (Pro Rata)                                             6,406.67
                     Per $50,000 original principal amount of the Notes                     3.444444


(ix)     Amount of payments to the Surety Provider in reimbursement of prior draws under any Note Surety Bond or Certificate
         Surety Bond                                                                            0.00

(x)      Aggregate amount of Realized losses for the related Collection
         period                                                                                 0.00

(xi)     Aggregate amount received with respect to Financed Student
         Loans for which Realized Losses were allocated previously                              0.00

(xii)    (a) Amount of the distribution attributable to amounts
             in the Reserve Account                                                             0.00

         (b) Amount of any other withdrawals from the Reserve
             Account for such Distribution Date                                                 0.00

         (c) Amount in the Reserve Account                                                      0.00


(xiii)   Amount of any draw required to be made under a Note Surety bond
         (together with any other information required to make such draw)                       0.00


(xiv)    (a) Portion (if any) of the distribution attributable to amounts on
             deposit in the Pre-Funding Account                                                  0.00

         (b) Amount in the Pre-Funding Account                                               4,214.94

(xv)     Aggregate amount (if any) paid by the Eligible Lender Trustee for
         Additional Financed Student Loans during the preceding collection
         period                                                                                  0.00

(xvi) Amount in the Pre-Funding Account at the end of the Funding Period to be distributed as a payment of principal in respect of:

                     (a) CLASS A-1 NOTES                                                         0.00
                     (b) CLASS A-1 NOTES  (Only if Class   Notes have been
                                                        ---
                         paid in full)                                                           0.00

(xvii)   Aggregate amount (if any) paid for Financed Student Loans during the
         preceding collection period.                                                            0.00

(xviii)  As of the end of the preceding Collection Period:

         (a) Number of Financed Student Loans that are 30 to 60 days                     7,781,000.10
             Delinquent

         (b) Number of Financed Student Loans that are 61 to 90 days                     6,782,958.71
             Delinquent

         (c) Number of Financed Student Loans that are 91 to 180 days                    5,445,452.90
             Delinquent

         (d) Number of Financed Student Loans that are more than 181 days                1,778,182.51
             Delinquent

         (e) Number of Financed Student Loans for which claims have been filed
             with the appropriate Guarantor and which are awaiting payment               1,932,208.00

(xix)    Parity Percentage             Numerator           N/A
                                                    -----------------
         as of      09/30/98           Denominator         N/A                            N/A

(xx)     Excess of amounts deposited into the Collection Account with respect to the sale by the Trust of Serial Loans over the aggregate Purchase amount of such loans (such excess to be distributed to Student
         Holdings)                                                                               0.00

(xxi)    Amount of Additional Principal Payments, if any, made on such
         Distribution Date                                                                       0.00


The Money Store, Inc.



By: /s/ Harry Puglisi
   ------------------------------
        Harry Puglisi
          Treasurer

                          TRANS-WORLD INSURANCE COMPANY
                               2840 MORRIS AVENUE
                                 UNION, NJ 07083

--------------------------------------------------------------------------------
                            CLASSNOTES TRUST 1997 - I
         Noteholders' Statement Pursuant to Section 5.7 (a) of the Sale & Servicing Agreement

         CLASS A-2            Determination Date                      10/01/98
Cusip # 182743-AH7            Distribution Date                       10/07/98
                              Record Date                             10/05/98
--------------------------------------------------------------------------------

(i) Amount of Principal being paid or distributed in respect of the Notes

                     CLASS A-2 NOTES                                                               0.00
                     Per $50,000 original principal amount of the Notes                        0.000000


(ii)     Amount of Interest being paid or distributed in respect of the Notes

                     CLASS A-2 NOTES                                                         405,066.67
                     Per $50,000 original principal amount of the Notes                      217.777778


(iii)    (A) Amount of Noteholders' Auction Rate Interest Carryover being paid or distributed in respect of the Notes

                     CLASS A-2 NOTES                                                               0.00
                     Per $50,000 original principal amount of the Notes                        0.000000

         (B) Remaining Amount of Noteholders' Auction Rate Interest Carryover to be paid or distributed in respect of the Notes

                     CLASS A-2 NOTES                                                               0.00
                     Per $50,000 original principal amount of the Notes                        0.000000

(iv)     Pool Balance at end of preceding Collection Period                              874,444,388.48

(v) Outstanding Principal amount after giving effect to distributions on this Note Distribution Date:

                     CLASS A-2 NOTES                                                      93,000,000.00

(vi)     Applicable Interest Rate:
                     (a) In general:
                         1. Auction Rate for the prior Interest Period:

                                    CLASS A-2 NOTES
                                       PERIOD 1                                               5.680000%
                                       PERIOD 2                                               5.598000%
                                       PERIOD 3                                               5.600000%
                                     CURRENT RATE            (Based on Auction)               5.600000%


                         2. NET LOAN RATE
                                      MONTH 1                                              6.585500%
                                      MONTH 2                                              6.540400%
                                      MONTH 3                                              6.270000%

                     (b) Amount of Interest that would have been paid on such
                         Note Distribution Date if Interest was calculated
                         instead based on the Net Loan Rate                               468,199.20

(vii)    (a) Service Fee for related Collection Period (Pro Rata)                          34,105.68
                     Per $50,000 original principal amount of the Notes                    18.336387

         (b) Service Fee Carryover for related Collection Period
             1. Distributed                                                                     0.00
                     Per $50,000 original principal amount of the Notes                     0.000000

             2. Remaining Balance                                                               0.00
                     Per $50,000 original principal amount of the Notes                     0.000000


(viii)   Amount of Fees for related Collection Period:

             1.  Administration Fee (Pro Rata)                                              1,162.50
                     Per $50,000 original principal amount of the Notes                     0.625000

             2.  Auction Agent Fee (Pro Rata)                                              20,731.25
                     Per $50,000 original principal amount of the Notes                    11,145833

             3.  Indenture Trustee Fee (Pro Rata)                                               0.00
                     Per $50,000 original principal amount of the Notes                     0.000000

             4.  Eligible Lender Trustee Fee (Pro Rata)                                       207.41
                     Per $50,000 original principal amount of the Notes                     0.111512

             5.  Surety Provider Fee (Pro Rata)                                             6,200.00
                     Per $50,000 original principal amount of the Notes                     3.333333


(ix)     Amount of payments to the Surety Provider in reimbursement of prior draws under any Note Surety Bond or Certificate
         Surety Bond                                                                            0.00

(x)      Aggregate amount of Realized losses for the related Collection
         period                                                                                 0.00

(xi)     Aggregate amount received with respect to Financed Student
         Loans for which Realized Losses were allocated previously                              0.00

(xii)    (a) Amount of the distribution attributable to amounts
             in the Reserve Account                                                             0.00

         (b) Amount of any other withdrawals from the Reserve
             Account for such Distribution Date                                                 0.00

         (c) Amount in the Reserve Account                                                      0.00


(xiii)   Amount of any draw required to be made under a Note Surety bond
         (together with any other information required to make such draw)                       0.00


(xiv)    (a) Portion (if any) of the distribution attributable to amounts on
             deposit in the Pre-Funding Account                                                  0.00

         (b) Amount in the Pre-Funding Account                                             402,960.84

(xv)     Aggregate amount (if any) paid by the Eligible Lender Trustee for
         Additional Financed Student Loans during the preceding collection
         period                                                                                  0.00

(xvi) Amount in the Pre-Funding Account at the end of the Funding Period to be distributed as a payment of principal in respect of:

                     (a) CLASS A-1 NOTES                                                         0.00
                     (b) CLASS A-1 NOTES  (Only if Class   Notes have been
                                                        ---
                         paid in full)                                                           0.00

(xvii)   Aggregate amount (if any) paid for Financed Student Loans during the
         preceding collection period.                                                            0.00

(xviii)  As of the end of the preceding Collection Period:

         (a) Number of Financed Student Loans that are 30 to 60 days                     6,085,916.51
             Delinquent

         (b) Number of Financed Student Loans that are 61 to 90 days                     3,609,983.98
             Delinquent

         (c) Number of Financed Student Loans that are 91 to 180 days                    5,339,829.68
             Delinquent

         (d) Number of Financed Student Loans that are more than 181 days                1,542,892.65
             Delinquent

         (e) Number of Financed Student Loans for which claims have been filed
             with the appropriate Guarantor and which are awaiting payment                 970,570.71

(xix)    Parity Percentage             Numerator         961,039,499.25
                                                         --------------
         as of      06/30/98           Denominator       952,249,462.53                       100.92%

(xx)     Excess of amounts deposited into the Collection Account with respect to the sale by the Trust of Serial Loans over the aggregate Purchase amount of such loans (such excess to be distributed to Student
         Holdings)                                                                          45,102.97

(xxi)    Amount of Additional Principal Payments, if any, made on such
         Distribution Date                                                                       0.00


The Money Store, Inc.



By: /s/ Harry Puglisi
   ------------------------------
        Harry Puglisi
          Treasurer

                          TRANS-WORLD INSURANCE COMPANY
                               2840 MORRIS AVENUE
                                 UNION, NJ 07083

--------------------------------------------------------------------------------
                            CLASSNOTES TRUST 1997 - I
         Noteholders' Statement Pursuant to Section 5.7 (a) of the Sale & Servicing Agreement

         CLASS A-2            Determination Date        09/02/98
Cusip # 182743-AH7            Distribution Date         09/09/98
                              Record Date               09/04/98
--------------------------------------------------------------------------------

(i) Amount of Principal being paid or distributed in respect of the Notes

                     CLASS A-2 NOTES                                                               0.00
                     Per $50,000 original principal amount of the Notes                        0.000000


(ii)     Amount of Interest being paid or distributed in respect of the Notes

                     CLASS A-2 NOTES                                                         405,066.67
                     Per $50,000 original principal amount of the Notes                      217.777778


(iii)    (A) Amount of Noteholders' Auction Rate Interest Carryover being paid or distributed in respect of the Notes

                     CLASS A-2 NOTES                                                               0.00
                     Per $50,000 original principal amount of the Notes                        0.000000

         (B) Remaining Amount of Noteholders' Auction Rate Interest Carryover to be paid or distributed in respect of the Notes

                     CLASS A-2 NOTES                                                               0.00
                     Per $50,000 original principal amount of the Notes                        0.000000

(iv)     Pool Balance at end of preceding Collection Period                              881,690,190.20

(v) Outstanding Principal amount after giving effect to distributions on this Note Distribution Date:

                     CLASS A-2 NOTES                                                      93,000,000.00

(vi)     Applicable Interest Rate:
                     (a) In general:
                         1. Auction Rate for the prior Interest Period:

                                    CLASS A-2 NOTES
                                       PERIOD 1                                               5.650000%
                                       PERIOD 2                                               5.680000%
                                       PERIOD 3                                               5.598000%
                                     CURRENT RATE            (Based on Auction)               5.600000%


                         2. NET LOAN RATE
                                      MONTH 1                                              6.659250%
                                      MONTH 2                                              6.620800%
                                      MONTH 3                                              6.585500%

                     (b) Amount of Interest that would have been paid on such
                         Note Distribution Date if Interest was calculated
                         instead based on the Net Loan Rate                               475,302.59

(vii)    (a) Service Fee for related Collection Period (Pro Rata)                          36,847.14
                     Per $50,000 original principal amount of the Notes                    19.810290

         (b) Service Fee Carryover for related Collection Period
             1. Distributed                                                                     0.00
                     Per $50,000 original principal amount of the Notes                     0.000000

             2. Remaining Balance                                                               0.00
                     Per $50,000 original principal amount of the Notes                     0.000000


(viii)   Amount of Fees for related Collection Period:

             1.  Administration Fee (Pro Rata)                                              1,162.50
                     Per $50,000 original principal amount of the Notes                     0.625000

             2.  Auction Agent Fee (Pro Rata)                                              21,422.29
                     Per $50,000 original principal amount of the Notes                    11.517361

             3.  Indenture Trustee Fee (Pro Rata)                                               0.00
                     Per $50,000 original principal amount of the Notes                     0.000000

             4.  Eligible Lender Trustee Fee (Pro Rata)                                       204.01
                     Per $50,000 original principal amount of the Notes                     0.109685

             5.  Surety Provider Fee (Pro Rata)                                             6,406.67
                     Per $50,000 original principal amount of the Notes                     3.444444


(ix)     Amount of payments to the Surety Provider in reimbursement of prior draws under any Note Surety Bond or Certificate
         Surety Bond                                                                            0.00

(x)      Aggregate amount of Realized losses for the related Collection
         period                                                                                 0.00

(xi)     Aggregate amount received with respect to Financed Student
         Loans for which Realized Losses were allocated previously                              0.00

(xii)    (a) Amount of the distribution attributable to amounts
             in the Reserve Account                                                             0.00

         (b) Amount of any other withdrawals from the Reserve
             Account for such Distribution Date                                                 0.00

         (c) Amount in the Reserve Account                                                      0.00


(xiii)   Amount of any draw required to be made under a Note Surety bond
         (together with any other information required to make such draw)                       0.00


(xiv)    (a) Portion (if any) of the distribution attributable to amounts on
             deposit in the Pre-Funding Account                                                  0.00

         (b) Amount in the Pre-Funding Account                                             402,960.84

(xv)     Aggregate amount if any paid by the Eligible Lender Trustee for
         Additional Financed Student Loans during the preceding collection
         period                                                                                  0.00

(xvi) Amount in the Pre-Funding Account at the end of the Funding Period to be distributed as a payment of principal in respect of:

                     (a) CLASS A-1 NOTES                                                         0.00
                     (b) CLASS A-1 NOTES  (Only if Class   Notes have been
                                                        ---
                         paid in full)                                                           0.00

(xvii)   Aggregate amount (if any) paid for Financed Student Loans during the
         preceding collection period.                                                            0.00

(xviii)  As of the end of the preceding Collection Period:

         (a) Number of Financed Student Loans that are 30 to 60 days
             Delinquent                                                                  6,085,916.51

         (b) Number of Financed Student Loans that are 61 to 90 days
             Delinquent                                                                  3,609,983.98

         (c) Number of Financed Student Loans that are 91 to 180 days
             Delinquent                                                                  5,339,829.68

         (d) Number of Financed Student Loans that are more than 181 days
             Delinquent                                                                  1,542,892.65

         (e) Number of Financed Student Loans for which claims have been filed
             with the appropriate Guarantor and which are awaiting payment                 970,570.71

(xix)    Parity Percentage             Numerator      961,039,499.25
                                                      --------------
         as of     06/30/98            Denominator    952,249,462.53                          100.92%

(xx)     Excess of amounts deposited into the Collection Account with respect to the sale by the Trust of Serial Loans over the aggregate Purchase amount of such loans (such excess to be distributed to Student
         Holdings)                                                                          45,102.97

(xxi)    Amount of Additional Principal Payments, if any, made on such
         Distribution Date                                                                       0.00


The Money Store, Inc.



By: /s/ Harry Puglisi
   ------------------------------
        Harry Puglisi
          Treasurer

                          TRANS-WORLD INSURANCE COMPANY
                               2840 MORRIS AVENUE
                                 UNION, NJ 07083

--------------------------------------------------------------------------------
                            CLASSNOTES TRUST 1997 - I
         Noteholders' Statement Pursuant to Section 5.7 (a) of the Sale & Servicing Agreement

         CLASS A-2            Determination Date        08/06/98
Cusip # 182743-AH7            Distribution Date         08/12/98
                              Record Date               08/10/98
--------------------------------------------------------------------------------

(i) Amount of Principal being paid or distributed in respect of the Notes

                     CLASS A-2 NOTES                                                               0.00
                     Per $50,000 original principal amount of the Notes                        0.000000


(ii)     Amount of Interest being paid or distributed in respect of the Notes

                     CLASS A-2 NOTES                                                         404,922.00
                     Per $50,000 original principal amount of the Notes                      217.700000


(iii)    (A) Amount of Noteholders' Auction Rate Interest Carryover being paid or distributed in respect of the Notes

                     CLASS A-2 NOTES                                                               0.00
                     Per $50,000 original principal amount of the Notes                        0.000000

         (B) Remaining Amount of Noteholders' Auction Rate Interest Carryover to be paid or distributed in respect of the Notes

                     CLASS A-2 NOTES                                                               0.00
                     Per $50,000 original principal amount of the Notes                        0.000000

(iv)     Pool Balance at end of preceding Collection Period                              881,690,190.20

(v) Outstanding Principal amount after giving effect to distributions on this Note Distribution Date:

                     CLASS A-2 NOTES                                                      93,000,000.00

(vi)     Applicable Interest Rate:
                     (a) In general:
                         1. Auction Rate for the prior Interest Period:

                                    CLASS A-2 NOTES
                                       PERIOD 1                                               5.650000%
                                       PERIOD 2                                               5.650000%
                                       PERIOD 3                                               5.680000%
                                     CURRENT RATE            (Based on Auction)               5.598000%


                         2. NET LOAN RATE
                                      MONTH 1                                              6.659250%
                                      MONTH 2                                              6.620800%
                                      MONTH 3                                              6.585500%

                     (b) Amount of Interest that would have been paid on such
                         Note Distribution Date if Interest was calculated
                         instead based on the Net Loan Rate                               477,810.23

(vii)    (a) Service Fee for related Collection Period (Pro Rata)                          36,847.14
                     Per $50,000 original principal amount of the Notes                    19.810290

         (b) Service Fee Carryover for related Collection Period
             1. Distributed                                                                     0.00
                     Per $50,000 original principal amount of the Notes                     0.000000

             2. Remaining Balance                                                               0.00
                     Per $50,000 original principal amount of the Notes                     0.000000


(viii)   Amount of Fees for related Collection Period:

             1.  Administration Fee (Pro Rata)                                              1,162.50
                     Per $50,000 original principal amount of the Notes                     0.625000

             2.  Auction Agent Fee (Pro Rata)                                              21,422.29
                     Per $50,000 original principal amount of the Notes                    11.517361

             3.  Indenture Trustee Fee (Pro Rata)                                               0.00
                     Per $50,000 original principal amount of the Notes                     0.000000

             4.  Eligible Lender Trustee Fee (Pro Rata)                                       204.01
                     Per $50,000 original principal amount of the Notes                     0.109685

             5.  Surety Provider Fee (Pro Rata)                                             6,406.67
                     Per $50,000 original principal amount of the Notes                     3.444444


(ix)     Amount of payments to the Surety Provider in reimbursement of prior draws under any Note Surety Bond or the Certificate
         Surety Bond                                                                            0.00

(x)      Aggregate amount of Realized losses for the related Collection
         period                                                                                 0.00

(xi)     Aggregate amount received with respect to Financed Student
         Loans for which Realized Losses were allocated previously                              0.00

(xii)    (a) Amount of the distribution attributable to amounts
             in the Reserve Account                                                             0.00

         (b) Amount of any other withdrawals from the Reserve
             Account for such Distribution Date                                                 0.00

         (c) Amount in the Reserve Account                                                      0.00


(xiii)   Amount of any draw required to be made under a Note Surety bond
         (together with any other information required to make such draw)                       0.00


(xiv)    (a) Portion (if any) of the distribution attributable to amounts on
             deposit in the Pre-Funding Account                                                  0.00

         (b) Amount in the Pre-Funding Account                                             402,960.84

(xv)     Aggregate amount (if any) paid by the Eligible Lender Trustee for
         Additional Financed Student Loans during the preceding collection
         period                                                                                  0.00

(xvi) Amount in the Pre-Funding Account at the end of the Funding Period to be distributed as a payment of principal in respect of:

                     (a) CLASS A-1 NOTES                                                         0.00
                     (b) CLASS A-1 NOTES  (Only if Class   Notes have been
                                                        ---
                         paid in full)                                                           0.00

(xvii)   Aggregate amount (if any) paid for Financed Student Loans during the
         preceding collection period.                                                            0.00

(xviii)  As of the end of the preceding Collection Period:

         (a) Number of Financed Student Loans that are 30 to 60 days
             Delinquent                                                                  6,085,916.51

         (b) Number of Financed Student Loans that are 61 to 90 days
             Delinquent                                                                  3,609,983.98

         (c) Number of Financed Student Loans that are 91 to 180 days
             Delinquent                                                                  5,339,829.68

         (d) Number of Financed Student Loans that are more than 181 days
             Delinquent                                                                  1,542,892.65

         (e) Number of Financed Student Loans for which claims have been filed
             with the appropriate Guarantor and which are awaiting payment                 970,570.71

(xix)    Parity Percentage             Numerator      961,039,499.25
                                                      --------------
         as of     06/30/98            Denominator    952,249,462.53                          100.92%

(xx)     Excess of amounts deposited into the Collection Account with respect to the sale by the Trust of Serial Loans over the aggregate Purchase amount of such loans (such excess to be distributed to Student
         Holdings)                                                                          45,102.97

(xxi)    Amount of Additional Principal Payments, if any, made on such
         Distribution Date                                                                       0.00


The Money Store, Inc.



By: /s/ Harry Puglisi
   ------------------------------
        Harry Puglisi
          Treasurer

                          TRANS-WORLD INSURANCE COMPANY
                               2840 MORRIS AVENUE
                                 UNION, NJ 07083

--------------------------------------------------------------------------------
                            CLASSNOTES TRUST 1997 - I
         Noteholders' Statement Pursuant to Section 5.7 (a) of the Sale & Servicing Agreement

         CLASS A-2            Determination Date        07/09/98
Cusip # 182743-AH7            Distribution Date         07/15/98
                              Record Date               07/13/98
--------------------------------------------------------------------------------

(i) Amount of Principal being paid or distributed in respect of the Notes

                     CLASS A-2 NOTES                                                               0.00
                     Per $50,000 original principal amount of the Notes                        0.000000


(ii)     Amount of Interest being paid or distributed in respect of the Notes

                     CLASS A-2 NOTES                                                         410,853.33
                     Per $50,000 original principal amount of the Notes                      220.888889


(iii)    (A) Amount of Noteholders' Auction Rate Interest Carryover being paid or distributed in respect of the Notes

                     CLASS A-2 NOTES                                                               0.00
                     Per $50,000 original principal amount of the Notes                        0.000000

         (B) Remaining Amount of Noteholders' Auction Rate Interest Carryover to be paid or distributed in respect of the Notes

                     CLASS A-2 NOTES                                                               0.00
                     Per $50,000 original principal amount of the Notes                        0.000000

(iv)     Pool Balance at end of preceding Collection Period                              889,666,941.40

(v) Outstanding Principal amount after giving effect to distributions on this Note Distribution Date:

                     CLASS A-2 NOTES                                                     119,823,000.00

(vi)     Applicable Interest Rate:
                     (a) In general:
                         1. Auction Rate for the prior Interest Period:

                                    CLASS A-2 NOTES
                                       PERIOD 1                                               5.700000%
                                       PERIOD 2                                               5.650000%
                                       PERIOD 3                                               5.650000%
                                     CURRENT RATE            (Based on Auction)               5.680000%


                         2. NET LOAN RATE
                                      MONTH 1                                              6.614250%
                                      MONTH 2                                              6.659250%
                                      MONTH 3                                              6.620800%

                     (b) Amount of Interest that would have been paid on such
                         Note Distribution Date if Interest was calculated
                         instead based on the Net Loan Rate                               480,197.49

(vii)    (a) Service Fee for related Collection Period (Pro Rata)                          35,529.72
                     Per $50,000 original principal amount of the Notes                    19.102000

         (b) Service Fee Carryover for related Collection Period
             1. Distributed                                                                     0.00
                     Per $50,000 original principal amount of the Notes                     0.000000

             2. Remaining Balance                                                               0.00
                     Per $50,000 original principal amount of the Notes                     0.000000


(viii)   Amount of Fees for related Collection Period:

             1.  Administration Fee (Pro Rata)                                              1,162.50
                     Per $50,000 original principal amount of the Notes                     0.625000

             2.  Auction Agent Fee (Pro Rata)                                              20,731.25
                     Per $50,000 original principal amount of the Notes                    11.145833

             3.  Indenture Trustee Fee (Pro Rata)                                               0.00
                     Per $50,000 original principal amount of the Notes                     0.000000

             4.  Eligible Lender Trustee Fee (Pro Rata)                                       202.45
                     Per $50,000 original principal amount of the Notes                     0.108845

             5.  Surety Provider Fee (Pro Rata)                                             6,200.00
                     Per $50,000 original principal amount of the Notes                     3.333333


(ix)     Amount of payments to the Surety Provider in reimbursement of prior draws under any Note Surety Bond or Certificate
         Surety Bond                                                                            0.00

(x)      Aggregate amount of Realized losses for the related Collection
         period                                                                                 0.00

(xi)     Aggregate amount received with respect to Financed Student
         Loans for which Realized Losses were allocated previously                              0.00

(xii)    (a) Amount of the distribution attributable to amounts
             in the Reserve Account                                                             0.00

         (b) Amount of any other withdrawals from the Reserve
             Account for such Distribution Date                                                 0.00

         (c) Amount in the Reserve Account                                                      0.00


(xiii)   Amount of any draw required to be made under a Note Surety bond
         (together with any other information required to make such draw)                       0.00


(xiv)    (a) Portion (if any) of the distribution attributable to amounts on
             deposit in the Pre-Funding Account                                                  0.00

         (b) Amount in the Pre-Funding Account                                             400,724.57

(xv)     Aggregate amount (if any) paid by the Eligible Lender Trustee for
         Additional Financed Student Loans during the preceding collection
         period                                                                                  0.00

(xvi) Amount in the Pre-Funding Account at the end of the Funding Period to be distributed as a payment of principal in respect of:

                     (a) CLASS A-1 NOTES                                                         0.00
                     (b) CLASS A-1 NOTES  (Only if Class   Notes have been
                                                        ---
                         paid in full)                                                           0.00

(xvii)   Aggregate amount (if any) paid for Financed Student Loans during the
         preceding collection period.                                                            0.00

(xviii)  As of the end of the preceding Collection Period:

         (a) Number of Financed Student Loans that are 30 to 60 days
             Delinquent                                                                  7,134,659.58

         (b) Number of Financed Student Loans that are 61 to 90 days
             Delinquent                                                                  4,090,858.70

         (c) Number of Financed Student Loans that are 91 to 180 days
             Delinquent                                                                  4,658,522.96

         (d) Number of Financed Student Loans that are more than 181 days
             Delinquent                                                                  1,524,941.78

         (e) Number of Financed Student Loans for which claims have been filed
             with the appropriate Guarantor and which are awaiting payment                 828,965.68

(xix)    Parity Percentage             Numerator      963,919,063.07
                                                      --------------
         as of     05/31/98            Denominator    960,156,438.64                          100.39%

(xx)     Excess of amounts deposited into the Collection Account with respect to the sale by the Trust of Serial Loans over the aggregate Purchase amount of such loans (such excess to be distributed to Student
         Holdings)                                                                          45,102.97

(xxi)    Amount of Additional Principal Payments, if any, made on such
         Distribution Date                                                                       0.00


The Money Store, Inc.



By: /s/ Harry Puglisi
   ------------------------------
        Harry Puglisi
          Treasurer

                          TRANS-WORLD INSURANCE COMPANY
                               2840 MORRIS AVENUE
                                 UNION, NJ 07083

--------------------------------------------------------------------------------
                            CLASSNOTES TRUST 1997 - I
         Noteholders' Statement Pursuant to Section 5.7 (a) of the Sale & Servicing Agreement

         CLASS A-2            Determination Date        06/11/98
Cusip # 182743-AH7            Distribution Date         06/17/98
                              Record Date               06/15/98
--------------------------------------------------------------------------------

(i) Amount of Principal being paid or distributed in respect of the Notes

                     CLASS A-2 NOTES                                                               0.00
                     Per $50,000 original principal amount of the Notes                        0.000000


(ii)     Amount of Interest being paid or distributed in respect of the Notes

                     CLASS A-2 NOTES                                                         408,683.33
                     Per $50,000 original principal amount of the Notes                      219.722222


(iii)    (A) Amount of Noteholders' Auction Rate Interest Carryover being paid or distributed in respect of the Notes

                     CLASS A-2 NOTES                                                               0.00
                     Per $50,000 original principal amount of the Notes                        0.000000

         (B) Remaining Amount of Noteholders' Auction Rate Interest Carryover to be paid or distributed in respect of the Notes

                     CLASS A-2 NOTES                                                               0.00
                     Per $50,000 original principal amount of the Notes                        0.000000

(iv)     Pool Balance at end of preceding Collection Period                              870,775,455.10

(v) Outstanding Principal amount after giving effect to distributions on this Note Distribution Date:

                     CLASS A-2 NOTES                                                      93,000,000.00

(vi)     Applicable Interest Rate:
                     (a) In general:
                         1. Auction Rate for the prior Interest Period:

                                    CLASS A-2 NOTES
                                       PERIOD 1                                               5.625000%
                                       PERIOD 2                                               5.700000%
                                       PERIOD 3                                               5.650000%
                                     CURRENT RATE            (Based on Auction)               5.650000%


                         2. NET LOAN RATE
                                      MONTH 1                                              6.674200%
                                      MONTH 2                                              6.614250%
                                      MONTH 3                                              6.659250%

                     (b) Amount of Interest that would have been paid on such
                         Note Distribution Date if Interest was calculated
                         instead based on the Net Loan Rate                               480,410.62

(vii)    (a) Service Fee for related Collection Period (Pro Rata)                          34,775.04
                     Per $50,000 original principal amount of the Notes                    18.696258

         (b) Service Fee Carryover for related Collection Period
             1. Distributed                                                                     0.00
                     Per $50,000 original principal amount of the Notes                     0.000000

             2. Remaining Balance                                                               0.00
                     Per $50,000 original principal amount of the Notes                     0.000000


(viii)   Amount of Fees for related Collection Period:

             1.  Administration Fee (Pro Rata)                                              1,162.50
                     Per $50,000 original principal amount of the Notes                     0.625000

             2.  Auction Agent Fee (Pro Rata)                                              21,422.29
                     Per $50,000 original principal amount of the Notes                    11.517361

             3.  Indenture Trustee Fee (Pro Rata)                                               0.00
                     Per $50,000 original principal amount of the Notes                     0.000000

             4.  Eligible Lender Trustee Fee (Pro Rata)                                       201.19
                     Per $50,000 original principal amount of the Notes                     0.108165

             5.  Surety Provider Fee (Pro Rata)                                             6,406.67
                     Per $50,000 original principal amount of the Notes                     3.444444


(ix)     Amount of payments to the Surety Provider in reimbursement of prior draws under any Note Surety Bond or Certificate
         Surety Bond                                                                            0.00

(x)      Aggregate amount of Realized losses for the related Collection
         period                                                                                 0.00

(xi)     Aggregate amount received with respect to Financed Student
         Loans for which Realized Losses were allocated previously                              0.00

(xii)    (a) Amount of the distribution attributable to amounts
             in the Reserve Account                                                             0.00

         (b) Amount of any other withdrawals from the Reserve
             Account for such Distribution Date                                                 0.00

         (c) Amount in the Reserve Account                                                      0.00


(xiii)   Amount of any draw required to be made under a Note Surety bond
         (together with any other information required to make such draw)                       0.00


(xiv)    (a) Portion (if any) of the distribution attributable to amounts on
             deposit in the Pre-Funding Account                                                  0.00

         (b) Amount in the Pre-Funding Account                                          26,964,252.79

(xv)     Aggregate amount (if any) paid by the Eligible Lender Trustee for
         Additional Financed Student Loans during the preceding collection
         period                                                                                  0.00

(xvi) Amount in the Pre-Funding Account at the end of the Funding Period to be distributed as a payment of principal in respect of:

                     (a) CLASS A-1 NOTES                                                         0.00
                     (b) CLASS A-1 NOTES  (Only if Class   Notes have been
                                                        ---
                         paid in full)                                                           0.00

(xvii)   Aggregate amount (if any) paid for Financed Student Loans during the
         preceding collection period.                                                            0.00

(xviii)  As of the end of the preceding Collection Period:

         (a) Number of Financed Student Loans that are 30 to 60 days
             Delinquent                                                                  7,748,816.63

         (b) Number of Financed Student Loans that are 61 to 90 days
             Delinquent                                                                  3,912,869.91

         (c) Number of Financed Student Loans that are 91 to 180 days
             Delinquent                                                                  4,184,928.20

         (d) Number of Financed Student Loans that are more than 181 days
             Delinquent                                                                    553,499.99

         (e) Number of Financed Student Loans for which claims have been filed
             with the appropriate Guarantor and which are awaiting payment                 642,227.54

(xix)    Parity Percentage             Numerator      967,637,091.95
                                                      --------------
         as of     04/30/98            Denominator    965,760,725.35                          100.19%

(xx)     Excess of amounts deposited into the Collection Account with respect to the sale by the Trust of Serial Loans over the aggregate Purchase amount of such loans (such excess to be distributed to Student
         Holdings)                                                                          45,102.97

(xxi)    Amount of Additional Principal Payments, if any, made on such
         Distribution Date                                                                       0.00


The Money Store, Inc.



By: /s/ Harry Puglisi
   ------------------------------
        Harry Puglisi
          Treasurer

                          TRANS-WORLD INSURANCE COMPANY
                               2840 MORRIS AVENUE
                                 UNION, NJ 07083

--------------------------------------------------------------------------------
                            CLASSNOTES TRUST 1997 - I
         Noteholders' Statement Pursuant to Section 5.7 (a) of the Sale & Servicing Agreement

         CLASS A-2            Determination Date        05/14/98
Cusip # 182743-AH7            Distribution Date         05/20/98
                              Record Date               05/18/98
--------------------------------------------------------------------------------

(i) Amount of Principal being paid or distributed in respect of the Notes

                     CLASS A-2 NOTES                                                               0.00
                     Per $50,000 original principal amount of the Notes                        0.000000


(ii)     Amount of Interest being paid or distributed in respect of the Notes

                     CLASS A-2 NOTES                                                         408,683.33
                     Per $50,000 original principal amount of the Notes                      219.722222


(iii)    (A) Amount of Noteholders' Auction Rate Interest Carryover being paid or distributed in respect of the Notes

                     CLASS A-2 NOTES                                                               0.00
                     Per $50,000 original principal amount of the Notes                        0.000000

         (B) Remaining Amount of Noteholders' Auction Rate Interest Carryover to be paid or distributed in respect of the Notes

                     CLASS A-2 NOTES                                                               0.00
                     Per $50,000 original principal amount of the Notes                        0.000000

(iv)     Pool Balance at end of preceding Collection Period                              877,996,963.03

(v) Outstanding Principal amount after giving effect to distributions on this Note Distribution Date:

                     CLASS A-2 NOTES                                                      93,000,000.00

(vi)     Applicable Interest Rate:
                     (a) In general:
                         1. Auction Rate for the prior Interest Period:

                                    CLASS A-2 NOTES
                                       PERIOD 1                                               5.599000%
                                       PERIOD 2                                               5.625000%
                                       PERIOD 3                                               5.700000%
                                     CURRENT RATE            (Based on Auction)               5.650000%


                         2. NET LOAN RATE
                                      MONTH 1                                              6.740000%
                                      MONTH 2                                              6.674200%
                                      MONTH 3                                              6.614250%

                     (b) Amount of Interest that would have been paid on such
                         Note Distribution Date if Interest was calculated
                         instead based on the Net Loan Rate                               479,672.30

(vii)    (a) Service Fee for related Collection Period (Pro Rata)                          34,710.35
                     Per $50,000 original principal amount of the Notes                    18.661478

         (b) Service Fee Carryover for related Collection Period
             1. Distributed                                                                     0.00
                     Per $50,000 original principal amount of the Notes                     0.000000

             2. Remaining Balance                                                               0.00
                     Per $50,000 original principal amount of the Notes                     0.000000


(viii)   Amount of Fees for related Collection Period:

             1.  Administration Fee (Pro Rata)                                              1,162.50
                     Per $50,000 original principal amount of the Notes                     0.625000

             2.  Auction Agent Fee (Pro Rata)                                              20,731.25
                     Per $50,000 original principal amount of the Notes                    11.145833

             3.  Indenture Trustee Fee (Pro Rata)                                               0.00
                     Per $50,000 original principal amount of the Notes                     0.000000

             4.  Eligible Lender Trustee Fee (Pro Rata)                                       200.34
                     Per $50,000 original principal amount of the Notes                     0.107709

             5.  Surety Provider Fee (Pro Rata)                                             6,200.00
                     Per $50,000 original principal amount of the Notes                     3.333333


(ix)     Amount of payments to the Surety Provider in reimbursement of prior draws under any Note Surety Bond or Certificate
         Surety Bond                                                                            0.00

(x)      Aggregate amount of Realized losses for the related Collection
         period                                                                                 0.00

(xi)     Aggregate amount received with respect to Financed Student
         Loans for which Realized Losses were allocated previously                              0.00

(xii)    (a) Amount of the distribution attributable to amounts
             in the Reserve Account                                                             0.00

         (b) Amount of any other withdrawals from the Reserve
             Account for such Distribution Date                                                 0.00

         (c) Amount in the Reserve Account                                                      0.00


(xiii)   Amount of any draw required to be made under a Note Surety bond
         (together with any other information required to make such draw)                       0.00


(xiv)    (a) Portion (if any) of the distribution attributable to amounts on
             deposit in the Pre-Funding Account                                                  0.00

         (b) Amount in the Pre-Funding Account                                          26,844,801.46

(xv)     Aggregate amount (if any) paid by the Eligible Lender Trustee for
         Additional Financed Student Loans during the preceding collection
         period                                                                                  0.00

(xvi) Amount in the Pre-Funding Account at the end of the Funding Period to be distributed as a payment of principal in respect of:

                     (a) CLASS A-1 NOTES                                                         0.00
                     (b) CLASS A-1 NOTES  (Only if Class   Notes have been
                                                        ---
                         paid in full)                                                           0.00

(xvii)   Aggregate amount (if any) paid for Financed Student Loans during the
         preceding collection period.                                                            0.00

(xviii)  As of the end of the preceding Collection Period:

         (a) Number of Financed Student Loans that are 30 to 60 days
             Delinquent                                                                  7,395,020.97

         (b) Number of Financed Student Loans that are 61 to 90 days
             Delinquent                                                                  2,449,466.28

         (c) Number of Financed Student Loans that are 91 to 180 days
             Delinquent                                                                  4,232,057.10

         (d) Number of Financed Student Loans that are more than 181 days
             Delinquent                                                                    356,562.10

         (e) Number of Financed Student Loans for which claims have been filed
             with the appropriate Guarantor and which are awaiting payment                 627,450.63

(xix)    Parity Percentage             Numerator      970,889,438.27
                                                      --------------
         as of     03/31/98            Denominator    969,600,040.41                          100.13%

(xx)     Excess of amounts deposited into the Collection Account with respect to the sale by the Trust of Serial Loans over the aggregate Purchase amount of such loans (such excess to be distributed to Student
         Holdings)                                                                          45,102.97

(xxi)    Amount of Additional Principal Payments, if any, made on such
         Distribution Date                                                                       0.00


The Money Store, Inc.



By: /s/ Harry Puglisi
   ------------------------------
        Harry Puglisi
          Treasurer

                          TRANS-WORLD INSURANCE COMPANY
                               2840 MORRIS AVENUE
                                 UNION, NJ 07083

--------------------------------------------------------------------------------
                            CLASSNOTES TRUST 1997 - I
         Noteholders' Statement Pursuant to Section 5.7 (a) of the Sale & Servicing Agreement

         CLASS A-2            Determination Date        04/16/98
Cusip # 182743-AH7            Distribution Date         04/22/98
                              Record Date               04/20/98
--------------------------------------------------------------------------------

(i) Amount of Principal being paid or distributed in respect of the Notes

                     CLASS A-2 NOTES                                                               0.00
                     Per $50,000 original principal amount of the Notes                        0.000000


(ii)     Amount of Interest being paid or distributed in respect of the Notes

                     CLASS A-2 NOTES                                                         412,300.00
                     Per $50,000 original principal amount of the Notes                      221.666667


(iii)    (A) Amount of Noteholders' Auction Rate Interest Carryover being paid or distributed in respect of the Notes

                     CLASS A-2 NOTES                                                               0.00
                     Per $50,000 original principal amount of the Notes                        0.000000

         (B) Remaining Amount of Noteholders' Auction Rate Interest Carryover to be paid or distributed in respect of the Notes

                     CLASS A-2 NOTES                                                               0.00
                     Per $50,000 original principal amount of the Notes                        0.000000

(iv)     Pool Balance at end of preceding Collection Period                              523,381,127.52

(v) Outstanding Principal amount after giving effect to distributions on this Note Distribution Date:

                     CLASS A-2 NOTES                                                      93,000,000.00

(vi)     Applicable Interest Rate:
                     (a) In general:
                         1. Auction Rate for the prior Interest Period:

                                    CLASS A-2 NOTES
                                       PERIOD 1                                               6.200000%
                                       PERIOD 2                                               5.599000%
                                       PERIOD 3                                               5.625000%
                                     CURRENT RATE            (Based on Auction)               5.700000%


                         2. NET LOAN RATE
                                      MONTH 1                                              6.668750%
                                      MONTH 2                                              6.740000%
                                      MONTH 3                                              6.674200%

                     (b) Amount of Interest that would have been paid on such
                         Note Distribution Date if Interest was calculated
                         instead based on the Net Loan Rate                               483,787.03

(vii)    (a) Service Fee for related Collection Period (Pro Rata)                          22,152.10
                     Per $50,000 original principal amount of the Notes                    11.909731

         (b) Service Fee Carryover for related Collection Period
             1. Distributed                                                                     0.00
                     Per $50,000 original principal amount of the Notes                     0.000000

             2. Remaining Balance                                                               0.00
                     Per $50,000 original principal amount of the Notes                     0.000000


(viii)   Amount of Fees for related Collection Period:

             1.  Administration Fee (Pro Rata)                                              1,162.50
                     Per $50,000 original principal amount of the Notes                     0.625000

             2.  Auction Agent Fee (Pro Rata)                                              21,422.29
                     Per $50,000 original principal amount of the Notes                    11.517361

             3.  Indenture Trustee Fee (Pro Rata)                                               0.00
                     Per $50,000 original principal amount of the Notes                     0.000000

             4.  Eligible Lender Trustee Fee (Pro Rata)                                       199.57
                     Per $50,000 original principal amount of the Notes                     0.107294

             5.  Surety Provider Fee (Pro Rata)                                             6,406.67
                     Per $50,000 original principal amount of the Notes                     3.444444


(ix)     Amount of payments to the Surety Provider in reimbursement of prior draws under any Note Surety Bond or the Certificate
         Surety Bond                                                                            0.00

(x)      Aggregate amount of Realized losses for the related Collection
         period                                                                                 0.00

(xi)     Aggregate amount received with respect to Financed Student
         Loans for which Realized Losses were allocated previously                              0.00

(xii)    (a) Amount of the distribution attributable to amounts
             in the Reserve Account                                                             0.00

         (b) Amount of any other withdrawals from the Reserve
             Account for such Distribution Date                                                 0.00

         (c) Amount in the Reserve Account                                                      0.00


(xiii)   Amount of any draw required to be made under a Note Surety Bond
         (together with any other information required to make such draw)                       0.00


(xiv)    (a) Portion (if any) of the distribution attributable to amounts on
             deposit in the Pre-Funding Account                                                  0.00

         (b) Amount in the Pre-Funding Account                                                   0.00

(xv)     Aggregate amount (if any) paid by the Eligible Lender Trustee for
         Additional Financed Student Loans during the preceding collection
         period                                                                                  0.00

(xvi) Amount in the Pre-Funding Account at the end of the Funding Period to be distributed as a payment of principal in respect of:

                     (a) CLASS A-1 NOTES                                                         0.00
                     (b) CLASS A-1 NOTES  (Only if Class   Notes have been
                                                        ---
                         paid in full)                                                           0.00

(xvii)   Aggregate amount (if any) paid for Financed Student Loans during the
         preceding collection period.                                                            0.00

(xviii)  As of the end of the preceding Collection Period:

         (a) Number of Financed Student Loans that are 30 to 60 days
             Delinquent                                                                  4,959,446.92

         (b) Number of Financed Student Loans that are 61 to 90 days
             Delinquent                                                                  3,991,653.80

         (c) Number of Financed Student Loans that are 91 to 180 days
             Delinquent                                                                  2,842,288.72

         (d) Number of Financed Student Loans that are more than 181 days
             Delinquent                                                                    379,030.49

         (e) Number of Financed Student Loans for which claims have been filed
             with the appropriate Guarantor and which are awaiting payment                 433,753.86

(xix)    Parity Percentage             Numerator      563,711,193.35
                                                      --------------
         as of     02/28/98            Denominator    562,598,988.98                          100.20%

(xx)     Excess of amounts deposited into the Collection Account with respect to the sale by the Trust of Serial Loans over the aggregate Purchase amount of such loans (such excess to be distributed to Student
         Holdings)                                                                          45,042.06

(xxi)    Amount of Additional Principal Payments, if any, made on such
         Distribution Date                                                                       0.00


The Money Store, Inc.



By: /s/ Harry Puglisi
   ------------------------------
        Harry Puglisi
          Treasurer

                          TRANS-WORLD INSURANCE COMPANY
                               2840 MORRIS AVENUE
                                 UNION, NJ 07083

--------------------------------------------------------------------------------
                            CLASSNOTES TRUST 1997 - I
         Noteholders' Statement Pursuant to Section 5.7 (a) of the Sale & Servicing Agreement

         CLASS A-3            Determination Date        12/31/98
Cusip # 182743-AJ3            Distribution Date         01/06/99
                              Record Date               01/04/99
--------------------------------------------------------------------------------

(i) Amount of Principal being paid or distributed in respect of the Notes

                     CLASS A-3 NOTES                                                               0.00
                     Per $50,000 original principal amount of the Notes                        0.000000


(ii)     Amount of Interest being paid or distributed in respect of the Notes

                     CLASS A-3 NOTES                                                         408,605.56
                     Per $50,000 original principal amount of the Notes                      215.055556


(iii)    (A) Amount of Noteholders' Auction Rate Interest Carryover being paid or distributed in respect of the Notes

                     CLASS A-3 NOTES                                                               0.00
                     Per $50,000 original principal amount of the Notes                        0.000000

         (B) Remaining Amount of Noteholders' Auction Rate Interest Carryover to be paid or distributed in respect of the Notes

                     CLASS A-3 NOTES                                                               0.00
                     Per $50,000 original principal amount of the Notes                        0.000000

(iv)     Pool Balance at end of preceding Collection Period                              858,023,445.07

(v) Outstanding Principal amount after giving effect to distributions on this Note Distribution Date:

                     CLASS A-3 NOTES                                                      95,000,000.00

(vi)     Applicable Interest Rate:
                     (a) In general:
                         1. Auction Rate for the prior Interest Period:

                                    CLASS A-3 NOTES
                                       PERIOD 1                                               5.620000%
                                       PERIOD 2                                               5.500000%
                                       PERIOD 3                                               5.425000%
                                     CURRENT RATE            (Based on Auction)               5.530000%


                         2. NET LOAN RATE
                                      MONTH 1                                              6.540400%
                                      MONTH 2                                              6.270000%
                                      MONTH 3                                              6.230000%

                     (b) Amount of Interest that would have been paid on such
                         Note Distribution Date if Interest was calculated
                         instead based on the Net Loan Rate                               460,327.78

(vii)    (a) Service Fee for related Collection Period (Pro Rata)                          38,921.71
                     Per $50,000 original principal amount of the Notes                    20.485111

         (b) Service Fee Carryover for related Collection Period
             1. Distributed                                                                     0.00
                     Per $50,000 original principal amount of the Notes                     0.000000

             2. Remaining Balance                                                               0.00
                     Per $50,000 original principal amount of the Notes                     0.000000


(viii)   Amount of Fees for related Collection Period:

             1.  Administration Fee (Pro Rata)                                              1,187.50
                     Per $50,000 original principal amount of the Notes                     0.625000

             2.  Auction Agent Fee (Pro Rata)                                              21,882.99
                     Per $50,000 original principal amount of the Notes                    11.517361

             3.  Indenture Trustee Fee (Pro Rata)                                               0.00
                     Per $50,000 original principal amount of the Notes                     0.000000

             4.  Eligible Lender Trustee Fee (Pro Rata)                                       216.00
                     Per $50,000 original principal amount of the Notes                     0.113685

             5.  Surety Provider Fee (Pro Rata)                                             6,544.44
                     Per $50,000 original principal amount of the Notes                     3.444444


(ix)     Amount of payments to the Surety Provider in reimbursement of prior draws under any Note Surety Bond or Certificate
         Surety Bond                                                                            0.00

(x)      Aggregate amount of Realized losses for the related Collection
         period                                                                                 0.00

(xi)     Aggregate amount received with respect to Financed Student
         Loans for which Realized Losses were allocated previously                              0.00

(xii)    (a) Amount of the distribution attributable to amounts
             in the Reserve Account                                                             0.00

         (b) Amount of any other withdrawals from the Reserve
             Account for such Distribution Date                                                 0.00

         (c) Amount in the Reserve Account                                                      0.00


(xiii)   Amount of any draw required to be made under a Note Surety bond
         (together with any other information required to make such draw)                       0.00


(xiv)    (a) Portion (if any) of the distribution attributable to amounts on
             deposit in the Pre-Funding Account                                                 0.00

         (b) Amount in the Pre-Funding Account                                                243.06

(xv)     Aggregate amount (if any) paid by the Eligible Lender Trustee for
         Additional Financed Student Loans during the preceding collection
         period                                                                                 0.00

(xvi) Amount in the Pre-Funding Account at the end of the Funding Period to be distributed as a payment of principal in respect of:

                     (a) CLASS A-1 NOTES                                                        0.00
                     (b) CLASS A-1 NOTES  (Only if Class   Notes have been
                                                        ---
                         paid in full)                                                          0.00

(xvii)   Aggregate amount (if any) paid for Financed Student Loans during the
         preceding collection period.                                                           0.00

(xviii)  As of the end of the preceding Collection Period:

         (a) Number of Financed Student Loans that are 30 to 60 days                    8,840,368.16
             Delinquent

         (b) Number of Financed Student Loans that are 61 to 90 days                    4,782,425.98
             Delinquent

         (c) Number of Financed Student Loans that are 91 to 180 days                   7,591,151.00
             Delinquent

         (d) Number of Financed Student Loans that are more than 181 days               1,607,418.66
             Delinquent

         (e) Number of Financed Student Loans for which claims have been filed
             with the appropriate Guarantor and which are awaiting payment              2,111,101.76

(xix)    Parity Percentage             Numerator    913,505,950.26
         as of   11/30/98                           ---------------                            99.35%
                                       Denominator  919,441,908.24

(xx)     Excess of amounts deposited into the Collection Account with respect to the sale by the Trust of Serial Loans over the aggregate Purchase amount of such loans (such excess to be distributed to Student
         Holdings)                                                                              0.00

(xxi)    Amount of Additional Principal Payments, if any, made on such
         Distribution Date                                                                      0.00


The Money Store, Inc.



By:  /s/ Harry Puglisi
   ------------------------------
        Harry Puglisi
          Treasurer

                          TRANS-WORLD INSURANCE COMPANY
                               2840 MORRIS AVENUE
                                 UNION, NJ 07083

--------------------------------------------------------------------------------
                            CLASSNOTES TRUST 1997 - I
         Noteholders' Statement Pursuant to Section 5.7 (a) of the Sale & Servicing Agreement

         CLASS A-3            Determination Date                     12/04/98
Cusip # 182743-AJ3            Distribution Date                      12/09/98
                              Record Date                            12/07/98
--------------------------------------------------------------------------------

(i) Amount of Principal being paid or distributed in respect of the Notes

                     CLASS A-3 NOTES                                                            0.00
                     Per $50,000 original principal amount of the Notes                     0.000000


(ii)     Amount of Interest being paid or distributed in respect of the Notes

                     CLASS A-3 NOTES                                                      386,531.25
                     Per $50,000 original principal amount of the Notes                   203.437500


(iii)    (A) Amount of Noteholders' Auction Rate Interest Carryover being paid or distributed in respect of the Notes

                     CLASS A-3 NOTES                                                            0.00
                     Per $50,000 original principal amount of the Notes                     0.000000

         (B) Remaining Amount of Noteholders' Auction Rate Interest Carryover to be paid or distributed in respect of the Notes

                     CLASS A-3 NOTES                                                            0.00
                     Per $50,000 original principal amount of the Notes                     0.000000

(iv)     Pool Balance at end of preceding Collection Period                           860,576,423.59

(v) Outstanding Principal amount after giving effect to distributions on this Note Distribution Date:

                     CLASS A-3 NOTES                                                   95,000,000.00

(vi)     Applicable Interest Rate:
                     (a) In general:
                         1. Auction Rate for the prior Interest Period:

                                    CLASS A-3 NOTES
                                       PERIOD 1                                             5.620000%
                                       PERIOD 2                                             5.620000%
                                       PERIOD 3                                             5.500000%
                                     CURRENT RATE            (Based on Auction)             5.425000%


                         2. NET LOAN RATE
                                      MONTH 1                                               6.540400%
                                      MONTH 2                                               6.270000%
                                      MONTH 3                                               6.230000%

                     (b) Amount of Interest that would have been paid on such
                         Note Distribution Date if Interest was calculated
                         instead based on the Net Loan Rate                               443,676.39

(vii)    (a) Service Fee for related Collection Period (Pro Rata)                          35,527.53
                     Per $50,000 original principal amount of the Notes                    18.698700

         (b) Service Fee Carryover for related Collection Period
             1. Distributed                                                                     0.00
                     Per $50,000 original principal amount of the Notes                     0.000000

             2. Remaining Balance                                                               0.00
                     Per $50,000 original principal amount of the Notes                     0.000000


(viii)   Amount of Fees for related Collection Period:

             1.  Administration Fee (Pro Rata)                                              1,187.50
                     Per $50,000 original principal amount of the Notes                     0.625000

             2.  Auction Agent Fee (Pro Rata)                                              21,177.08
                     Per $50,000 original principal amount of the Notes                    11.145833

             3.  Indenture Trustee Fee (Pro Rata)                                               0.00
                     Per $50,000 original principal amount of the Notes                     0.000000

             4.  Eligible Lender Trustee Fee (Pro Rata)                                       214.16
                     Per $50,000 original principal amount of the Notes                     0.112718

             5.  Surety Provider Fee (Pro Rata)                                             6,333.33
                     Per $50,000 original principal amount of the Notes                     3.333333


(ix)     Amount of payments to the Surety Provider in reimbursement of prior draws under any Note Surety Bond or Certificate
         Surety Bond                                                                            0.00

(x)      Aggregate amount of Realized losses for the related Collection
         period                                                                                 O.OO

(xi)     Aggregate amount received with respect to Financed Student
         Loans for which Realized Losses were allocated previously                              0.00

(xii)    (a) Amount of the distribution attributable to amounts
             in the Reserve Account                                                             0.00

         (b) Amount of any other withdrawals from the Reserve
             Account for such Distribution Date                                                 0.00

         (c) Amount in the Reserve Account                                                      0.00


(xiii)   Amount of any draw required to be made under a Note Surety bond                        0.00
         (together with any other information required to make such draw)


(xiv)    (a) Portion (if any) of the distribution attributable to amounts on                    0.00
             deposit in the Pre-Funding Account

         (b) Amount in the Pre-Funding Account                                              4,233.70

(xv)     Aggregate amount (if any) paid by the Eligible Lender Trustee for
         Additional Financed Student Loans during the preceding collection
         period                                                                                 0.00

(xvi) Amount in the Pre-Funding Account at the end of the Funding Period to be distributed as a payment of principal in respect of:

                     (a) CLASS A-1 NOTES                                                        0.00
                     (b) CLASS A-1 NOTES  (Only if Class   Notes have been                      0.00
                                                        ---
                         paid in full)

(xvii)   Aggregate amount (if any) paid for Financed Student Loans during the
         preceding collection period.                                                           0.00

(xviii)  As of the end of the preceding Collection Period:

         (a) Number of Financed Student Loans that are 30 to 60 days                    8,358,523.67
             Delinquent

         (b) Number of Financed Student Loans that are 61 to 90 days                    4,044,816.26
             Delinquent

         (c) Number of Financed Student Loans that are 91 to 180 days                   7,523,663.21
             Delinquent

         (d) Number of Financed Student Loans that are more than 181 days               1,864,386.03
             Delinquent

         (e) Number of Financed Student Loans for which claims have been filed          1,687,173.14
             with the appropriate Guarantor and which are awaiting payment

(xix)    Parity Percentage             Numerator      N/A
         as of  10/31/98                             -----                                       N/A
                                       Denominator    N/A

(xx)     Excess of amounts deposited into the Collection Account with respect to the sale by the Trust of Serial Loans over the aggregate Purchase amount of such loans (such excess to be distributed to Student
         Holdings)                                                                              0.00

(xxi)    Amount of Additional Principal Payments, if any, made on such
         Distribution Date                                                                      0.00


The Money Store, Inc.

By: /s/ Harry Puglisi
   ------------------------------
        Harry Puglisi
          Treasurer

                          TRANS-WORLD INSURANCE COMPANY
                               2840 MORRIS AVENUE
                                 UNION, NJ 07083

--------------------------------------------------------------------------------
                            CLASSNOTES TRUST 1997 - I
         Noteholders' Statement Pursuant to Section 5.7 (a) of the Sale & Servicing Agreement

         CLASS A-3            Determination Date                     11/05/98
Cusip # 182743-AJ3            Distribution Date                      11/12/98
                              Record Date                            11/09/98
--------------------------------------------------------------------------------

(i) Amount of Principal being paid or distributed in respect of the Notes

                     CLASS A-3 NOTES                                                            0.00
                     Per $50,000 original principal amount of the Notes                     0.000000


(ii)     Amount of Interest being paid or distributed in respect of the Notes

                     CLASS A-3 NOTES                                                      420,902.78
                     Per $50,000 original principal amount of the Notes                   221.527778


(iii)    (A) Amount of Noteholders' Auction Rate Interest Carryover being paid or distributed in respect of the Notes

                     CLASS A-3 NOTES                                                            0.00
                     Per $50,000 original principal amount of the Notes                     0.000000

         (B) Remaining Amount of Noteholders' Auction Rate Interest Carryover to be paid or distributed in respect of the Notes

                     CLASS A-3 NOTES                                                            0.00
                     Per $50,000 original principal amount of the Notes                     0.000000

(iv)     Pool Balance at end of preceding Collection Period                           865,922,060.87

(v) Outstanding Principal amount after giving effect to distributions on this Note Distribution Date:

                     CLASS A-3 NOTES                                                   95,000,000.00

(vi)     Applicable Interest Rate:
                     (a) In general:
                         1. Auction Rate for the prior Interest Period:

                                    CLASS A-3 NOTES
                                       PERIOD 1                                             5.620000%
                                       PERIOD 2                                             5.620000%
                                       PERIOD 3                                             5.620000%
                                     CURRENT RATE            (Based on Auction)             5.500000%


                         2. NET LOAN RATE
                                      MONTH 1                                               6.540400%
                                      MONTH 2                                               6.270000%
                                      MONTH 3                                               6.220000%

                     (b) Amount of Interest that would have been paid on such
                         Note Distribution Date if Interest was calculated
                         instead based on the Net Loan Rate                               478,245.83

(vii)    (a) Service Fee for related Collection Period (Pro Rata)                          35,172.10
                     Per $50,000 original principal amount of the Notes                    18.511632

         (b) Service Fee Carryover for related Collection Period
             1. Distributed                                                                     0.00
                     Per $50,000 original principal amount of the Notes                     0.000000

             2. Remaining Balance                                                               0.00
                     Per $50,000 original principal amount of the Notes                     0.000000


(viii)   Amount of Fees for related Collection Period:

             1.  Administration Fee (Pro Rata)                                              1,187.50
                     Per $50,000 original principal amount of the Notes                     0.625000

             2.  Auction Agent Fee (Pro Rata)                                              21,882.99
                     Per $50,000 original principal amount of the Notes                    11.517361

             3.  Indenture Trustee Fee (Pro Rata)                                               0.00
                     Per $50,000 original principal amount of the Notes                     0.000000

             4.  Eligible Lender Trustee Fee (Pro Rata)                                       212.58
                     Per $50,000 original principal amount of the Notes                     0.111886

             5.  Surety Provider Fee (Pro Rata)                                             6,544.44
                     Per $50,000 original principal amount of the Notes                     3.444444


(ix)     Amount of payments to the Surety Provider in reimbursement of prior draws under any Note Surety Bond or Certificate
         Surety Bond                                                                            0.00

(x)      Aggregate amount of Realized losses for the related Collection
         period                                                                                 0.00

(xi)     Aggregate amount received with respect to Financed Student
         Loans for which Realized Losses were allocated previously                              0.00

(xii)    (a) Amount of the distribution attributable to amounts
             in the Reserve Account                                                             0.00

         (b) Amount of any other withdrawals from the Reserve
             Account for such Distribution Date                                                 0.00

         (c) Amount in the Reserve Account                                                      0.00


(xiii)   Amount of any draw required to be made under a Note Surety bond                        0.00
         (together with any other information required to make such draw)


(xiv)    (a) Portion (if any) of the distribution attributable to amounts on                    0.00
             deposit in the Pre-Funding Account

         (b) Amount in the Pre-Funding Account                                              4,214.94

(xv)     Aggregate amount (if any) paid by the Eligible Lender Trustee for
         Additional Financed Student Loans during the preceding collection
         period                                                                                 0.00

(xvi) Amount in the Pre-Funding Account at the end of the Funding Period to be distributed as a payment of principal in respect of:

                     (a) CLASS A-1 NOTES                                                        0.00
                     (b) CLASS A-1 NOTES  (Only if Class   Notes have been                      0.00
                                                        ---
                         paid in full)

(xvii)   Aggregate amount (if any) paid for Financed Student Loans during the
         preceding collection period.                                                           0.00

(xviii)  As of the end of the preceding Collection Period:

         (a) Number of Financed Student Loans that are 30 to 60 days                    7,781,000.10
             Delinquent

         (b) Number of Financed Student Loans that are 61 to 90 days                    6,782,958.71
             Delinquent

         (c) Number of Financed Student Loans that are 91 to 180 days                   5,445,452.90
             Delinquent

         (d) Number of Financed Student Loans that are more than 181 days               1,778,182.51
             Delinquent

         (e) Number of Financed Student Loans for which claims have been filed          1,932,208.00
             with the appropriate Guarantor and which are awaiting payment

(xix)    Parity Percentage             Numerator      N/A
         as of  09/30/98                            -------                                      N/A
                                       Denominator    N/A

(xx)     Excess of amounts deposited into the Collection Account with respect to the sale by the Trust of Serial Loans over the aggregate Purchase amount of such loans (such excess to be distributed to Student
         Holdings)                                                                              0.00

(xxi)    Amount of Additional Principal Payments, if any, made on such
         Distribution Date                                                                      0.00


The Money Store, Inc.

By:  /s/  Harry Puglisi
   ------------------------------
        Harry Puglisi
          Treasurer

                          TRANS-WORLD INSURANCE COMPANY
                               2840 MORRIS AVENUE
                                 UNION, NJ 07083

--------------------------------------------------------------------------------
                            CLASSNOTES TRUST 1997 - I
         Noteholders' Statement Pursuant to Section 5.7 (a) of the Sale & Servicing Agreement

         CLASS A-1            Determination Date                     10/20/98
Cusip # 182743-AG9            Distribution Date                      10/26/98
                              Record Date                            10/22/98
--------------------------------------------------------------------------------

(i) Amount of Principal being paid or distributed in respect of the Notes

                     CLASS A-1 NOTES                                                            0.00
                     Per $50,000 original principal amount of the Notes                     0.000000


(ii)     Amount of Interest being paid or distributed in respect of the Notes

                     CLASS A-1 NOTES                                                       79,997.36
                     Per $50,000 original principal amount of the Notes                    52.013889


(iii)    (A) Amount of Noteholders' Auction Rate Interest Carryover being paid or distributed in respect of the Notes

                     CLASS A-1 NOTES                                                            0.00
                     Per $50,000 original principal amount of the Notes                     0.000000

         (B) Remaining Amount of Noteholders' Auction Rate Interest Carryover to be paid or distributed in respect of the Notes

                     CLASS A-1 NOTES                                                            0.00
                     Per $50,000 original principal amount of the Notes                     0.000000

(iv)     Pool Balance at end of preceding Collection Period                           870,419,460.64

(v) Outstanding Principal amount after giving effect to distributions on this Note Distribution Date:

                     CLASS A-1 NOTES                                                   76,900,000.00

(vi)     Applicable Interest Rate:
                     (a) In general:
                         1. Auction Rate for the prior Interest Period:

                                    CLASS A-1 NOTES
                                       PERIOD 1                                             5.500000%
                                       PERIOD 2                                             5.350000%
                                       PERIOD 3                                             5.450000%
                                     CURRENT RATE            (Based on Auction)             5.350000%


                         2. NET LOAN RATE
                                      MONTH 1                                               0.000000%
                                      MONTH 2                                               0.000000%
                                      MONTH 3                                               0.000000%

                     (b) Amount of Interest that would have been paid on such
                         Note Distribution Date if Interest was calculated
                         instead based on the Net Loan Rate                                93,753.92

(vii)    (a) Service Fee for related Collection Period (Pro Rata)                          28,201.36
                     Per $50,000 original principal amount of the Notes                    18.336385

         (b) Service Fee Carryover for related Collection Period
             1. Distributed                                                                     0.00
                     Per $50,000 original principal amount of the Notes                     0.000000

             2. Remaining Balance                                                               0.00
                     Per $50,000 original principal amount of the Notes                     0.000000


(viii)   Amount of Fees for related Collection Period:

             1.  Administration Fee (Pro Rata)                                                961.25
                     Per $50,000 original principal amount of the Notes                     0.625000

             2.  Auction Agent Fee (Pro Rata)                                              17,142.29
                     Per $50,000 original principal amount of the Notes                    11.145833

             3.  Indenture Trustee Fee (Pro Rata)                                               0.00
                     Per $50,000 original principal amount of the Notes                     0.000000

             4.  Eligible Lender Trustee Fee (Pro Rata)                                       171.51
                     Per $50,000 original principal amount of the Notes                     0.111512

             5.  Surety Provider Fee (Pro Rata)                                             5,126.67
                     Per $50,000 original principal amount of the Notes                     3.333333


(ix)     Amount of payments to the Surety Provider in reimbursement of prior draws under any Note Surety Bond or Certificate
         Surety Bond                                                                            0.00

(x)      Aggregate amount of Realized losses for the related Collection
         period                                                                                 0.00

(xi)     Aggregate amount received with respect to Financed Student
         Loans for which Realized Losses were allocated previously                              0.00

(xii)    (a) Amount of the distribution attributable to amounts
             in the Reserve Account                                                             0.00

         (b) Amount of any other withdrawals from the Reserve
             Account for such Distribution Date                                                 0.00

         (c) Amount in the Reserve Account                                                      0.00


(xiii)   Amount of any draw required to be made under a Note Surety bond                        0.00
         (together with any other information required to make such draw)


(xiv)    (a) Portion (if any) of the distribution attributable to amounts on                    0.00
             deposit in the Pre-Funding Account

         (b) Amount in the Pre-Funding Account                                            402,960.84

(xv)     Aggregate amount (if any) paid by the Eligible Lender Trustee for
         Additional Financed Student Loans during the preceding collection
         period                                                                                 0.00

(xvi) Amount in the Pre-Funding Account at the end of the Funding Period to be distributed as a payment of principal in respect of:

                     (a) CLASS A-1 NOTES                                                        0.00
                     (b) CLASS A-1 NOTES  (Only if Class   Notes have been                      0.00
                                                        ---
                         paid in full)

(xvii)   Aggregate amount (if any) paid for Financed Student Loans during the
         preceding collection period.                                                           0.00

(xviii)  As of the end of the preceding Collection Period:

         (a) Number of Financed Student Loans that are 30 to 60 days                    6,085,916.51
             Delinquent

         (b) Number of Financed Student Loans that are 61 to 90 days                    3,609,983.98
             Delinquent

         (c) Number of Financed Student Loans that are 91 to 180 days                   5,339,829.68
             Delinquent

         (d) Number of Financed Student Loans that are more than 181 days               1,542,892.65
             Delinquent

         (e) Number of Financed Student Loans for which claims have been filed            970,570.71
             with the appropriate Guarantor and which are awaiting payment

(xix)    Parity Percentage             Numerator      961,039,499.25
         as of  06/30/98                             ---------------                          100.92%
                                       Denominator    952,249,462.53

(xx)     Excess of amounts deposited into the Collection Account with respect to the sale by the Trust of Serial Loans over the aggregate Purchase amount of such loans (such excess to be distributed to Student
         Holdings)                                                                         45,102.97

(xxi)    Amount of Additional Principal Payments, if any, made on such
         Distribution Date                                                                      0.00


The Money Store, Inc.

By:  /s/  Harry Puglisi
   ------------------------------
        Harry Puglisi
          Treasurer

                          TRANS-WORLD INSURANCE COMPANY
                               2840 MORRIS AVENUE
                                 UNION, NJ 07083

--------------------------------------------------------------------------------
                            CLASSNOTES TRUST 1997 - I
         Noteholders' Statement Pursuant to Section 5.7 (a) of the Sale & Servicing Agreement

         CLASS A-3            Determination Date                     10/07/98
Cusip # 182743-AJ3            Distribution Date                      10/14/98
                              Record Date                            10/09/98
--------------------------------------------------------------------------------

(i) Amount of Principal being paid or distributed in respect of the Notes

                     CLASS A-3 NOTES                                                            0.00
                     Per $50,000 original principal amount of the Notes                     0.000000


(ii)     Amount of Interest being paid or distributed in respect of the Notes

                     CLASS A-3 NOTES                                                      415,255.56
                     Per $50,000 original principal amount of the Notes                   218.555556


(iii)    (A) Amount of Noteholders' Auction Rate Interest Carryover being paid or distributed in respect of the Notes

                     CLASS A-3 NOTES                                                            0.00
                     Per $50,000 original principal amount of the Notes                     0.000000

         (B) Remaining Amount of Noteholders' Auction Rate Interest Carryover to be paid or distributed in respect of the Notes

                     CLASS A-3 NOTES                                                            0.00
                     Per $50,000 original principal amount of the Notes                     0.000000

(iv)     Pool Balance at end of preceding Collection Period                           874,444,388.48

(v) Outstanding Principal amount after giving effect to distributions on this Note Distribution Date:

                     CLASS A-3 NOTES                                                   95,000,000.00

(vi)     Applicable Interest Rate:
                     (a) In general:
                         1. Auction Rate for the prior Interest Period:

                                    CLASS A-3 NOTES
                                       PERIOD 1                                             5.650000%
                                       PERIOD 2                                             5.620000%
                                       PERIOD 3                                             5.620000%
                                     CURRENT RATE            (Based on Auction)             5.620000%


                         2. NET LOAN RATE
                                      MONTH 1                                               6.585500%
                                      MONTH 2                                               6.540400%
                                      MONTH 3                                               6.270000%

                     (b) Amount of Interest that would have been paid on such
                         Note Distribution Date if Interest was calculated
                         instead based on the Net Loan Rate                               473,273.11

(vii)    (a) Service Fee for related Collection Period (Pro Rata)                          34,839.13
                     Per $50,000 original principal amount of the Notes                    18.336384

         (b) Service Fee Carryover for related Collection Period
             1. Distributed                                                                     0.00
                     Per $50,000 original principal amount of the Notes                     0.000000

             2. Remaining Balance                                                               0.00
                     Per $50,000 original principal amount of the Notes                     0.000000


(viii)   Amount of Fees for related Collection Period:

             1.  Administration Fee (Pro Rata)                                              1,187.50
                     Per $50,000 original principal amount of the Notes                     0.625000

             2.  Auction Agent Fee (Pro Rata)                                              21,177.08
                     Per $50,000 original principal amount of the Notes                    11.145833

             3.  Indenture Trustee Fee (Pro Rata)                                               0.00
                     Per $50,000 original principal amount of the Notes                     0.000000

             4.  Eligible Lender Trustee Fee (Pro Rata)                                       211.87
                     Per $50,000 original principal amount of the Notes                     0.111512

             5.  Surety Provider Fee (Pro Rata)                                             6,333.33
                     Per $50,000 original principal amount of the Notes                     3.333333


(ix)     Amount of payments to the Surety Provider in reimbursement of prior draws under any Note Surety Bond or Certificate
         Surety Bond                                                                            0.00

(x)      Aggregate amount of Realized losses for the related Collection
         period                                                                                 0.00

(xi)     Aggregate amount received with respect to Financed Student
         Loans for which Realized Losses were allocated previously                              0.00

(xii)    (a) Amount of the distribution attributable to amounts
             in the Reserve Account                                                             0.00

         (b) Amount of any other withdrawals from the Reserve
             Account for such Distribution Date                                                 0.00

         (c) Amount in the Reserve Account                                                      0.00


(xiii)   Amount of any draw required to be made under a Note Surety bond                        0.00
         (together with any other information required to make such draw)


(xiv)    (a) Portion (if any) of the distribution attributable to amounts on                    0.00
             deposit in the Pre-Funding Account

         (b) Amount in the Pre-Funding Account                                            402,960.84

(xv)     Aggregate amount (if any) paid by the Eligible Lender Trustee for
         Additional Financed Student Loans during the preceding collection
         period                                                                                 0.00

(xvi) Amount in the Pre-Funding Account at the end of the Funding Period to be distributed as a payment of principal in respect of:

                     (a) CLASS A-1 NOTES                                                        0.00
                     (b) CLASS A-1 NOTES  (Only if Class   Notes have been                      0.00
                                                        ---
                         paid in full)

(xvii)   Aggregate amount (if any) paid for Financed Student Loans during the
         preceding collection period.                                                           0.00

(xviii)  As of the end of the preceding Collection Period:

         (a) Number of Financed Student Loans that are 30 to 60 days                    6,085,916.51
             Delinquent

         (b) Number of Financed Student Loans that are 61 to 90 days                    3,609,983.98
             Delinquent

         (c) Number of Financed Student Loans that are 91 to 180 days                   5,339,829.68
             Delinquent

         (d) Number of Financed Student Loans that are more than 181 days               1,542,892.65
             Delinquent

         (e) Number of Financed Student Loans for which claims have been filed            970,570.71
             with the appropriate Guarantor and which are awaiting payment

(xix)    Parity Percentage             Numerator      961,039,499.25
                                                      ---------------                         100.92%
         as of  06/30/98               Denominator    952,249,462.53

(xx)     Excess of amounts deposited into the Collection Account with respect to the sale by the Trust of Serial Loans over the aggregate Purchase amount of such loans (such excess to be distributed to Student
         Holdings)                                                                         45,102.97

(xxi)    Amount of Additional Principal Payments, if any, made on such
         Distribution Date                                                                      0.00


The Money Store, Inc.

By:  /s/  Harry Puglisi
   ------------------------------
        Harry Puglisi
          Treasurer

                          TRANS-WORLD INSURANCE COMPANY
                               2840 MORRIS AVENUE
                                 UNION, NJ 07083

--------------------------------------------------------------------------------
                            CLASSNOTES TRUST 1997 - I
         Noteholders' Statement Pursuant to Section 5.7 (a) of the Sale & Servicing Agreement

         CLASS A-3            Determination Date                     09/10/98
Cusip # 182743-AJ3            Distribution Date                      09/16/98
                              Record Date                            09/14/98
--------------------------------------------------------------------------------

(i) Amount of Principal being paid or distributed in respect of the Notes

                     CLASS A-3 NOTES                                                            0.00
                     Per $50,000 original principal amount of the Notes                     0.000000


(ii)     Amount of Interest being paid or distributed in respect of the Notes

                     CLASS A-3 NOTES                                                      415,255.56
                     Per $50,000 original principal amount of the Notes                   218.555556


(iii)    (A) Amount of Noteholders' Auction Rate Interest Carryover being paid or distributed in respect of the Notes

                     CLASS A-3 NOTES                                                            0.00
                     Per $50,000 original principal amount of the Notes                     0.000000

         (B) Remaining Amount of Noteholders' Auction Rate Interest Carryover to be paid or distributed in respect of the Notes

                     CLASS A-3 NOTES                                                            0.00
                     Per $50,000 original principal amount of the Notes                     0.000000

(iv)     Pool Balance at end of preceding Collection Period                           881,690,190.20

(v) Outstanding Principal amount after giving effect to distributions on this Note Distribution Date:

                     CLASS A-3 NOTES                                                   95,000,000.00

(vi)     Applicable Interest Rate:
                     (a) In general:
                         1. Auction Rate for the prior Interest Period:

                                    CLASS A-3 NOTES
                                       PERIOD 1                                             5.650000%
                                       PERIOD 2                                             5.650000%
                                       PERIOD 3                                             5.620000%
                                     CURRENT RATE            (Based on Auction)             5.620000%


                         2. NET LOAN RATE
                                      MONTH 1                                               6.659250%
                                      MONTH 2                                               6.620800%
                                      MONTH 3                                               6.585500%

                     (b) Amount of Interest that would have been paid on such
                         Note Distribution Date if Interest was calculated
                         instead based on the Net Loan Rate                               484,691.06

(vii)    (a) Service Fee for related Collection Period (Pro Rata)                          37,639.55
                     Per $50,000 original principal amount of the Notes                    19.810289

         (b) Service Fee Carryover for related Collection Period
             1. Distributed                                                                     0.00
                     Per $50,000 original principal amount of the Notes                     0.000000

             2. Remaining Balance                                                               0.00
                     Per $50,000 original principal amount of the Notes                     0.000000


(viii)   Amount of Fees for related Collection Period:

             1.  Administration Fee (Pro Rata)                                              1,187.50
                     Per $50,000 original principal amount of the Notes                     0.625000

             2.  Auction Agent Fee (Pro Rata)                                              21,882.99
                     Per $50,000 original principal amount of the Notes                    11.517361

             3.  Indenture Trustee Fee (Pro Rata)                                               0.00
                     Per $50,000 original principal amount of the Notes                     0.000000

             4.  Eligible Lender Trustee Fee (Pro Rata)                                       208.40
                     Per $50,000 original principal amount of the Notes                     0.109685

             5.  Surety Provider Fee (Pro Rata)                                             6,544.44
                     Per $50,000 original principal amount of the Notes                     3.444444


(ix)     Amount of payments to the Surety Provider in reimbursement of prior draws under any Note Surety Bond or Certificate
         Surety Bond                                                                            0.00

(x)      Aggregate amount of Realized losses for the related Collection
         period                                                                                 O.OO

(xi)     Aggregate amount received with respect to Financed Student
         Loans for which Realized Losses were allocated previously                              0.00

(xii)    (a) Amount of the distribution attributable to amounts
             in the Reserve Account                                                             0.00

         (b) Amount of any other withdrawals from the Reserve
             Account for such Distribution Date                                                 0.00

         (c) Amount in the Reserve Account                                                      0.00


(xiii)   Amount of any draw required to be made under a Note Surety bond                        0.00
         (together with any other information required to make such draw)


(xiv)    (a) Portion (if any) of the distribution attributable to amounts on                    0.00
             deposit in the Pre-Funding Account

         (b) Amount in the Pre-Funding Account                                            402,960.84

(xv)     Aggregate amount (if any) paid by the Eligible Lender Trustee for
         Additional Financed Student Loans during the preceding collection
         period                                                                                 0.00

(xvi) Amount in the Pre-Funding Account at the end of the Funding Period to be distributed as a payment of principal in respect of:

                     (a) CLASS A-1 NOTES                                                        0.00
                     (b) CLASS A-1 NOTES  (Only if Class   Notes have been                      0.00
                                                        ---
                         paid in full)

(xvii)   Aggregate amount (if any) paid for Financed Student Loans during the
         preceding collection period.                                                           0.00

(xviii)  As of the end of the preceding Collection Period:

         (a) Number of Financed Student Loans that are 30 to 60 days                    6,085,916.51
             Delinquent

         (b) Number of Financed Student Loans that are 61 to 90 days                    3,609,983.98
             Delinquent

         (c) Number of Financed Student Loans that are 91 to 180 days                   5,339,829.68
             Delinquent

         (d) Number of Financed Student Loans that are more than 181 days               1,542,892.65
             Delinquent

         (e) Number of Financed Student Loans for which claims have been filed            970,570.71
             with the appropriate Guarantor and which are awaiting payment

(xix)    Parity Percentage             Numerator      961,039,499.25
                                                     ------------------                       100.92%
         as of  06/30/98               Denominator    952,249,462.53

(xx)     Excess of amounts deposited into the Collection Account with respect to the sale by the Trust of Serial Loans over the aggregate Purchase amount of such loans (such excess to be distributed to Student
         Holdings)                                                                         45,102.97

(xxi)    Amount of Additional Principal Payments, if any, made on such
         Distribution Date                                                                      0.00


The Money Store, Inc.

By:  /s/  Harry Puglisi
   ------------------------------
        Harry Puglisi
          Treasurer

                          TRANS-WORLD INSURANCE COMPANY
                               2840 MORRIS AVENUE
                                 UNION, NJ 07083

--------------------------------------------------------------------------------
                            CLASSNOTES TRUST 1997 - I
         Noteholders' Statement Pursuant to Section 5.7 (a) of the Sale & Servicing Agreement

         CLASS A-3            Determination Date               08/13/98
Cusip # 182743-AJ3            Distribution Date                08/19/98
                              Record Date                      08/17/98
--------------------------------------------------------------------------------

(i) Amount of Principal being paid or distributed in respect of the Notes

                     CLASS A-3 NOTES                                                         0.00
                     Per $50,000 original principal amount of the Notes                  0.000000


(ii)     Amount of Interest being paid or distributed in respect of the Notes

                     CLASS A-3 NOTES                                                   415,255.56
                     Per $50,000 original principal amount of the Notes                218.555556


(iii)    (A) Amount of Noteholders' Auction Rate Interest Carryover being paid or distributed in respect of the Notes

                     CLASS A-3 NOTES                                                         0.00
                     Per $50,000 original principal amount of the Notes                  0.000000

         (B) Remaining Amount of Noteholders' Auction Rate Interest Carryover to be paid or distributed in respect of the Notes

                     CLASS A-3 NOTES                                                         0.00
                     Per $50,000 original principal amount of the Notes                  0.000000

(iv)     Pool Balance at end of preceding Collection Period                        881,690,190.20

(v) Outstanding Principal amount after giving effect to distributions on this Note Distribution Date:

                     CLASS A-3 NOTES                                                95,000,000.00

(vi)     Applicable Interest Rate:
                     (a) In general:
                         1. Auction Rate for the prior Interest Period:

                                    CLASS A-3 NOTES
                                       PERIOD 1                                         5.600000%
                                       PERIOD 2                                         5.650000%
                                       PERIOD 3                                         5.650000%
                                     CURRENT RATE            (Based on Auction)         5.520000%


                         2. NET LOAN RATE
                                      MONTH 1                                             6.659250%
                                      MONTH 2                                             6.620800%
                                      MONTH 3                                             6.585500%

                     (b) Amount of Interest that would have been paid on such
                         Note Distribution Date if Interest was calculated
                         instead based on the Net Loan Rate                              487,433.65

(vii)    (a) Service Fee for related Collection Period (Pro Rata)                         37,639.55
                     Per $50,000 original principal amount of the Notes                   19.810289

         (b) Service Fee Carryover for related Collection Period
             1. Distributed                                                                    0.00
                     Per $50,000 original principal amount of the Notes                    0.000000

             2. Remaining Balance                                                              0.00
                     Per $50,000 original principal amount of the Notes                    0.000000


(viii)   Amount of Fees for related Collection Period:

             1.  Administration Fee (Pro Rata)                                             1,187.50
                     Per $50,000 original principal amount of the Notes                    0.625000

             2.  Auction Agent Fee (Pro Rata)                                             21,882.99
                     Per $50,000 original principal amount of the Notes                   11.517361

             3.  Indenture Trustee Fee (Pro Rata)                                              0.00
                     Per $50,000 original principal amount of the Notes                    0.000000

             4.  Eligible Lender Trustee Fee (Pro Rata)                                      208.40
                     Per $50,000 original principal amount of the Notes                    0.109685

             5.  Surety Provider Fee (Pro Rata)                                            6,544.44
                     Per $50,000 original principal amount of the Notes                    3.444444


(ix)     Amount of payments to the Surety Provider in reimbursement of prior draws under any Note Surety Bond or Certificate
         Surety Bond                                                                           0.00

(x)      Aggregate amount of Realized losses for the related Collection
         period                                                                                0.00

(xi)     Aggregate amount received with respect to Financed Student
         Loans for which Realized Losses were allocated previously                             0.00

(xii)    (a) Amount of the distribution attributable to amounts
             in the Reserve Account                                                            0.00

         (b) Amount of any other withdrawals from the Reserve
             Account for such Distribution Date                                                0.00

         (c) Amount in the Reserve Account                                                     0.00


(xiii)   Amount of any draw required to be made under a Note Surety bond
         (together with any other information required to make such draw)                      0.00


(xiv)    (a) Portion (if any) of the distribution attributable to amounts on
             deposit in the Pre-Funding Account                                                 0.00

         (b) Amount in the Pre-Funding Account                                            402,960.84

(xv)     Aggregate amount if any paid by the Eligible Lender Trustee for
         Additional Financed Student Loans during the preceding collection
         period                                                                                 0.00

(xvi) Amount in the Pre-Funding Account at the end of the Funding Period to be distributed as a payment of principal in respect of:

                     (a) CLASS A-1 NOTES                                                        0.00
                     (b) CLASS A-1 NOTES  (Only if Class   Notes have been
                                                        ---
                         paid in full)                                                          0.00

(xvii)   Aggregate amount (if any) paid for Financed Student Loans during the
         preceding collection period.                                                           0.00

(xviii)  As of the end of the preceding Collection Period:

         (a) Number of Financed Student Loans that are 30 to 60 days                    6,085,916.51
             Delinquent

         (b) Number of Financed Student Loans that are 61 to 90 days                    3,609,983.98
             Delinquent

         (c) Number of Financed Student Loans that are 91 to 180 days                   5,339,829.68
             Delinquent

         (d) Number of Financed Student Loans that are more than 181 days               1,542,892.65
             Delinquent

         (e) Number of Financed Student Loans for which claims have been filed
             with the appropriate Guarantor and which are awaiting payment                970,570.71

(xix)    Parity Percentage             Numerator          961,039,499.25
                                                          --------------
         as of      06/30/98           Denominator        952,249,462.53                     100.92%

(xx)     Excess of amounts deposited into the Collection Account with respect to the sale by the Trust of Serial Loans over the aggregate Purchase amount of such loans (such excess to be distributed to Student
         Holdings)                                                                         45,102.97

(xxi)    Amount of Additional Principal Payments, if any, made on such
         Distribution Date                                                                     0.00


The Money Store, Inc.



By: /s/ Harry Puglisi
   ------------------------------
        Harry Puglisi
          Treasurer

                          TRANS-WORLD INSURANCE COMPANY
                               2840 MORRIS AVENUE
                                 UNION, NJ 07083

--------------------------------------------------------------------------------
                            CLASSNOTES TRUST 1997 - I
         Noteholders' Statement Pursuant to Section 5.7 (a) of the Sale & Servicing Agreement

         CLASS A-3            Determination Date
Cusip # 182743-AJ3            Distribution Date
                              Record Date
--------------------------------------------------------------------------------

(i) Amount of Principal being paid or distributed in respect of the Notes

                     CLASS A-3 NOTES                                                         0.00
                     Per $50,000 original principal amount of the Notes                  0.000000


(ii)     Amount of Interest being paid or distributed in respect of the Notes

                     CLASS A-3 NOTES                                                   417,472.22
                     Per $50,000 original principal amount of the Notes                219.722222


(iii)    (A) Amount of Noteholders' Auction Rate Interest Carryover being paid or distributed in respect of the Notes

                     CLASS A-3 NOTES                                                         0.00
                     Per $50,000 original principal amount of the Notes                  0.000000

         (B) Remaining Amount of Noteholders' Auction Rate Interest Carryover to be paid or distributed in respect of the Notes

                     CLASS A-3 NOTES                                                         0.00
                     Per $50,000 original principal amount of the Notes                  0.000000

(iv)     Pool Balance at end of preceding Collection Period                        889,666,941.40

(v) Outstanding Principal amount after giving effect to distributions on this Note Distribution Date:

                     CLASS A-3 NOTES                                                95,000,000.00

(vi)     Applicable Interest Rate:
                     (a) In general:
                         1. Auction Rate for the prior Interest Period:

                                    CLASS A-3 NOTES
                                       PERIOD 1                                         5.650000%
                                       PERIOD 2                                         5.600000%
                                       PERIOD 3                                         5.650000%
                                     CURRENT RATE            (Based on Auction)         5.650000%


                         2. NET LOAN RATE
                                      MONTH 1                                             6.614250%
                                      MONTH 2                                             6.659250%
                                      MONTH 3                                             6.520800%

                     (b) Amount of Interest that would have been paid on such
                         Note Distribution Date if Interest was calculated
                         instead based on the Net Loan Rate                              489,813.14

(vii)    (a) Service Fee for related Collection Period (Pro Rata)                         36,293.80
                     Per $50,000 original principal amount of the Notes                   19.102000

         (b) Service Fee Carryover for related Collection Period
             1. Distributed                                                                    0.00
                     Per $50,000 original principal amount of the Notes                    0.000000

             2. Remaining Balance                                                              0.00
                     Per $50,000 original principal amount of the Notes                    0.000000


(viii)   Amount of Fees for related Collection Period:

             1.  Administration Fee (Pro Rata)                                             1,187.50
                     Per $50,000 original principal amount of the Notes                    0.625000

             2.  Auction Agent Fee (Pro Rata)                                             21,177.08
                     Per $50,000 original principal amount of the Notes                   11.145833

             3.  Indenture Trustee Fee (Pro Rata)                                              0.00
                     Per $50,000 original principal amount of the Notes                    0.000000

             4.  Eligible Lender Trustee Fee (Pro Rata)                                      206.81
                     Per $50,000 original principal amount of the Notes                    0.108845

             5.  Surety Provider Fee (Pro Rata)                                            6,333.33
                     Per $50,000 original principal amount of the Notes                    3.333333


(ix)     Amount of payments to the Surety Provider in reimbursement of prior draws under any Note Surety Bond or Certificate
         Surety Bond                                                                           0.00

(x)      Aggregate amount of Realized losses for the related Collection
         period                                                                                0.00

(xi)     Aggregate amount received with respect to Financed Student
         Loans for which Realized Losses were allocated previously                             0.00

(xii)    (a) Amount of the distribution attributable to amounts
             in the Reserve Account                                                            0.00

         (b) Amount of any other withdrawals from the Reserve
             Account for such Distribution Date                                                0.00

         (c) Amount in the Reserve Account                                                     0.00


(xiii)   Amount of any draw required to be made under a Note Surety bond
         (together with any other information required to make such draw)                      0.00


(xiv)    (a) Portion (if any) of the distribution attributable to amounts on
             deposit in the Pre-Funding Account                                                 0.00

         (b) Amount in the Pre-Funding Account                                            400,724.57

(xv)     Aggregate amount (if any) paid by the Eligible Lender Trustee for
         Additional Financed Student Loans during the preceding collection
         period                                                                                 0.00

(xvi) Amount in the Pre-Funding Account at the end of the Funding Period to be distributed as a payment of principal in respect of:

                     (a) CLASS A-1 NOTES                                                        0.00
                     (b) CLASS A-1 NOTES  (Only if Class   Notes have been
                                                        ---
                         paid in full)                                                          0.00

(xvii)   Aggregate amount (if any) paid for Financed Student Loans during the
         preceding collection period.                                                           0.00

(xviii)  As of the end of the preceding Collection Period:

         (a) Number of Financed Student Loans that are 30 to 60 days                    7,134,659.58
             Delinquent

         (b) Number of Financed Student Loans that are 61 to 90 days                    4,090,858.70
             Delinquent

         (c) Number of Financed Student Loans that are 91 to 180 days                   4,658,522.96
             Delinquent

         (d) Number of Financed Student Loans that are more than 181 days               1,524,941.78
             Delinquent

         (e) Number of Financed Student Loans for which claims have been filed
             with the appropriate Guarantor and which are awaiting payment                828,965.68

(xix)    Parity Percentage             Numerator          963,919,063.07
                                                          --------------
         as of      05/31/98           Denominator        960,156,438.64                     100.39%

(xx)     Excess of amounts deposited into the Collection Account with respect to the sale by the Trust of Serial Loans over the aggregate Purchase amount of such loans (such excess to be distributed to Student
         Holdings)                                                                         45,102.97

(xxi)    Amount of Additional Principal Payments, if any, made on such
         Distribution Date                                                                     0.00


The Money Store, Inc.



By: /s/ Harry Puglisi
   ------------------------------
        Harry Puglisi
          Treasurer

                          TRANS-WORLD INSURANCE COMPANY
                               2840 MORRIS AVENUE
                                 UNION, NJ 07083

--------------------------------------------------------------------------------
                            CLASSNOTES TRUST 1997 - I
         Noteholders' Statement Pursuant to Section 5.7 (a) of the Sale & Servicing Agreement

         CLASS A-3            Determination Date              06/18/98
Cusip # 182743-AJ3            Distribution Date               06/24/98
                              Record Date                     06/22/98
--------------------------------------------------------------------------------

(i) Amount of Principal being paid or distributed in respect of the Notes

                     CLASS A-3 NOTES                                                         0.00
                     Per $50,000 original principal amount of the Notes                  0.000000


(ii)     Amount of Interest being paid or distributed in respect of the Notes

                     CLASS A-3 NOTES                                                   417,472.22
                     Per $50,000 original principal amount of the Notes                219.722222


(iii)    (A) Amount of Noteholders' Auction Rate Interest Carryover being paid or distributed in respect of the Notes

                     CLASS A-3 NOTES                                                         0.00
                     Per $50,000 original principal amount of the Notes                  0.000000

         (B) Remaining Amount of Noteholders' Auction Rate Interest Carryover to be paid or distributed in respect of the Notes

                     CLASS A-3 NOTES                                                         0.00
                     Per $50,000 original principal amount of the Notes                  0.000000

(iv)     Pool Balance at end of preceding Collection Period                        870,775,455.10

(v) Outstanding Principal amount after giving effect to distributions on this Note Distribution Date:

                     CLASS A-3 NOTES                                                95,000,000.00

(vi)     Applicable Interest Rate:
                     (a) In general:
                         1. Auction Rate for the prior Interest Period:

                                    CLASS A-3 NOTES
                                       PERIOD 1                                         5.650000%
                                       PERIOD 2                                         5.650000%
                                       PERIOD 3                                         5.600000%
                                     CURRENT RATE            (Based on Auction)         5.550000%


                         2. NET LOAN RATE
                                      MONTH 1                                             6.674200%
                                      MONTH 2                                             6.614250%
                                      MONTH 3                                             6.659250%

                     (b) Amount of Interest that would have been paid on such
                         Note Distribution Date if Interest was calculated
                         instead based on the Net Loan Rate                              491,573.28

(vii)    (a) Service Fee for related Collection Period (Pro Rata)                         35,522.28
                     Per $50,000 original principal amount of the Notes                   18.696258

         (b) Service Fee Carryover for related Collection Period
             1. Distributed                                                                    0.00
                     Per $50,000 original principal amount of the Notes                    0.000000

             2. Remaining Balance                                                              0.00
                     Per $50,000 original principal amount of the Notes                    0.000000


(viii)   Amount of Fees for related Collection Period:

             1.  Administration Fee (Pro Rata)                                             1,187.50
                     Per $50,000 original principal amount of the Notes                    0.625000

             2.  Auction Agent Fee (Pro Rata)                                             21,882.99
                     Per $50,000 original principal amount of the Notes                   11.517361

             3.  Indenture Trustee Fee (Pro Rata)                                              0.00
                     Per $50,000 original principal amount of the Notes                    0.000000

             4.  Eligible Lender Trustee Fee (Pro Rata)                                      205.51
                     Per $50,000 original principal amount of the Notes                    0.108165

             5.  Surety Provider Fee (Pro Rata)                                            6,544.44
                     Per $50,000 original principal amount of the Notes                    3.444444


(ix)     Amount of payments to the Surety Provider in reimbursement of prior draws under any Note Surety Bond or Certificate
         Surety Bond                                                                           0.00

(x)      Aggregate amount of Realized losses for the related Collection
         period                                                                                0.00

(xi)     Aggregate amount received with respect to Financed Student
         Loans for which Realized Losses were allocated previously                             0.00

(xii)    (a) Amount of the distribution attributable to amounts
             in the Reserve Account                                                            0.00

         (b) Amount of any other withdrawals from the Reserve
             Account for such Distribution Date                                                0.00

         (c) Amount in the Reserve Account                                                     0.00


(xiii)   Amount of any draw required to be made under a Note Surety bond
         (together with any other information required to make such draw)                      0.00


(xiv)    (a) Portion (if any) of the distribution attributable to amounts on
             deposit in the Pre-Funding Account                                                 0.00

         (b) Amount in the Pre-Funding Account                                         26,964,252.79

(xv)     Aggregate amount (if any) paid by the Eligible Lender Trustee for
         Additional Financed Student Loans during the preceding collection
         period                                                                                 0.00

(xvi) Amount in the Pre-Funding Account at the end of the Funding Period to be distributed as a payment of principal in respect of:

                     (a) CLASS A-1 NOTES                                                        0.00
                     (b) CLASS A-1 NOTES  (Only if Class   Notes have been
                                                        ---
                         paid in full)                                                          0.00

(xvii)   Aggregate amount (if any) paid for Financed Student Loans during the
         preceding collection period.                                                           0.00

(xviii)  As of the end of the preceding Collection Period:

         (a) Number of Financed Student Loans that are 30 to 60 days                    7,748,816.63
             Delinquent

         (b) Number of Financed Student Loans that are 61 to 90 days                    3,912,869.91
             Delinquent

         (c) Number of Financed Student Loans that are 91 to 180 days                   4,184,928.20
             Delinquent

         (d) Number of Financed Student Loans that are more than 181 days                 553,499.99
             Delinquent

         (e) Number of Financed Student Loans for which claims have been filed
             with the appropriate Guarantor and which are awaiting payment                642,227.54

(xix)    Parity Percentage             Numerator          967,637,091.95
                                                          --------------
         as of      04/30/98           Denominator        965,760,725.35                     100.19%

(xx)     Excess of amounts deposited into the Collection Account with respect to the sale by the Trust of Serial Loans over the aggregate Purchase amount of such loans (such excess to be distributed to Student
         Holdings)                                                                         45,102.97

(xxi)    Amount of Additional Principal Payments, if any, made on such
         Distribution Date                                                                     0.00


The Money Store, Inc.



By: /s/ Harry Puglisi
   ------------------------------
        Harry Puglisi
          Treasurer

                          TRANS-WORLD INSURANCE COMPANY
                               2840 MORRIS AVENUE
                                 UNION, NJ 07083

--------------------------------------------------------------------------------
                            CLASSNOTES TRUST 1997 - I
         Noteholders' Statement Pursuant to Section 5.7 (a) of the Sale & Servicing Agreement

         CLASS A-3            Determination Date                  05/21/98
Cusip # 182743-AJ3            Distribution Date                   05/27/98
                              Record Date                         05/25/98
--------------------------------------------------------------------------------

(i) Amount of Principal being paid or distributed in respect of the Notes

                     CLASS A-3 NOTES                                                         0.00
                     Per $50,000 original principal amount of the Notes                  0.000000


(ii)     Amount of Interest being paid or distributed in respect of the Notes

                     CLASS A-3 NOTES                                                   413,777.78
                     Per $50,000 original principal amount of the Notes                217.777778


(iii)    (A) Amount of Noteholders' Auction Rate Interest Carryover being paid or distributed in respect of the Notes

                     CLASS A-3 NOTES                                                         0.00
                     Per $50,000 original principal amount of the Notes                  0.000000

         (B) Remaining Amount of Noteholders' Auction Rate Interest Carryover to be paid or distributed in respect of the Notes

                     CLASS A-3 NOTES                                                         0.00
                     Per $50,000 original principal amount of the Notes                  0.000000

(iv)     Pool Balance at end of preceding Collection Period                        870,775,455.10

(v) Outstanding Principal amount after giving effect to distributions on this Note Distribution Date:

                     CLASS A-3 NOTES                                                95,000,000.00

(vi)     Applicable Interest Rate:
                     (a) In general:
                         1. Auction Rate for the prior Interest Period:

                                    CLASS A-3 NOTES
                                       PERIOD 1                                         5.580000%
                                       PERIOD 2                                         5.650000%
                                       PERIOD 3                                         5.650000%
                                     CURRENT RATE            (Based on Auction)         5.600000%


                         2. NET LOAN RATE
                                      MONTH 1                                             6.740000%
                                      MONTH 2                                             6.674200%
                                      MONTH 3                                             6.614250%

                     (b) Amount of Interest that would have been paid on such
                         Note Distribution Date if Interest was calculated
                         instead based on the Net Loan Rate                              488,881.35

(vii)    (a) Service Fee for related Collection Period (Pro Rata)                         35,522.89
                     Per $50,000 original principal amount of the Notes                   18.696258

         (b) Service Fee Carryover for related Collection Period
             1. Distributed                                                                    0.00
                     Per $50,000 original principal amount of the Notes                    0.000000

             2. Remaining Balance                                                              0.00
                     Per $50,000 original principal amount of the Notes                    0.000000


(viii)   Amount of Fees for related Collection Period:

             1.  Administration Fee (Pro Rata)                                             1,187.50
                     Per $50,000 original principal amount of the Notes                    0.625000

             2.  Auction Agent Fee (Pro Rata)                                             21,882.99
                     Per $50,000 original principal amount of the Notes                   11.517361

             3.  Indenture Trustee Fee (Pro Rata)                                              0.00
                     Per $50,000 original principal amount of the Notes                    0.000000

             4.  Eligible Lender Trustee Fee (Pro Rata)                                      205.51
                     Per $50,000 original principal amount of the Notes                    0.108165

             5.  Surety Provider Fee (Pro Rata)                                            6,544.44
                     Per $50,000 original principal amount of the Notes                    3.444444


(ix)     Amount of payments to the Surety Provider in reimbursement of prior draws under any Note Surety Bond or Certificate
         Surety Bond                                                                           0.00

(x)      Aggregate amount of Realized losses for the related Collection
         period                                                                                0.00

(xi)     Aggregate amount received with respect to Financed Student
         Loans for which Realized Losses were allocated previously                             0.00

(xii)    (a) Amount of the distribution attributable to amounts
             in the Reserve Account                                                            0.00

         (b) Amount of any other withdrawals from the Reserve
             Account for such Distribution Date                                                0.00

         (c) Amount in the Reserve Account                                                     0.00


(xiii)   Amount of any draw required to be made under a Note Surety bond
         (together with any other information required to make such draw)                      0.00


(xiv)    (a) Portion (if any) of the distribution attributable to amounts on
             deposit in the Pre-Funding Account                                                 0.00

         (b) Amount in the Pre-Funding Account                                         26,964,252.79

(xv)     Aggregate amount (if any) paid by the Eligible Lender Trustee for
         Additional Financed Student Loans during the preceding collection
         period                                                                                 0.00

(xvi) Amount in the Pre-Funding Account at the end of the Funding Period to be distributed as a payment of principal in respect of:

                     (a) CLASS A-1 NOTES                                                        0.00
                     (b) CLASS A-1 NOTES  (Only if Class   Notes have been
                                                        ---
                         paid in full)                                                          0.00

(xvii)   Aggregate amount (if any) paid for Financed Student Loans during the
         preceding collection period.                                                           0.00

(xviii)  As of the end of the preceding Collection Period:

         (a) Number of Financed Student Loans that are 30 to 60 days                    7,748,816.63
             Delinquent

         (b) Number of Financed Student Loans that are 61 to 90 days                    3,912,869.91
             Delinquent

         (c) Number of Financed Student Loans that are 91 to 180 days                   4,184,928.20
             Delinquent

         (d) Number of Financed Student Loans that are more than 181 days                 553,499.99
             Delinquent

         (e) Number of Financed Student Loans for which claims have been filed
             with the appropriate Guarantor and which are awaiting payment                642,227.54

(xix)    Parity Percentage             Numerator          961,039,499.25
                                                          --------------
         as of      04/30/98           Denominator        952,249,462.53                     100.19%

(xx)     Excess of amounts deposited into the Collection Account with respect to the sale by the Trust of Serial Loans over the aggregate Purchase amount of such loans (such excess to be distributed to Student
         Holdings)                                                                         45,102.97

(xxi)    Amount of Additional Principal Payments, if any, made on such
         Distribution Date                                                                      0.00


The Money Store, Inc.



By: /s/ Harry Puglisi
   ------------------------------
        Harry Puglisi
          Treasurer

                          TRANS-WORLD INSURANCE COMPANY
                               2840 MORRIS AVENUE
                                 UNION, NJ 07083

--------------------------------------------------------------------------------
                            CLASSNOTES TRUST 1997 - I
         Noteholders' Statement Pursuant to Section 5.7 (a) of the Sale & Servicing Agreement

         CLASS A-3            Determination Date                  04/23/98
Cusip # 182743-AJ3            Distribution Date                   04/29/98
                              Record Date                         04/27/98
--------------------------------------------------------------------------------

(i) Amount of Principal being paid or distributed in respect of the Notes

                     CLASS A-3 NOTES                                                         0.00
                     Per $50,000 original principal amount of the Notes                  0.000000


(ii)     Amount of Interest being paid or distributed in respect of the Notes

                     CLASS A-3 NOTES                                                   417,472.22
                     Per $50,000 original principal amount of the Notes                219.722222


(iii)    (A) Amount of Noteholders' Auction Rate Interest Carryover being paid or distributed in respect of the Notes

                     CLASS A-3 NOTES                                                         0.00
                     Per $50,000 original principal amount of the Notes                  0.000000

         (B) Remaining Amount of Noteholders' Auction Rate Interest Carryover to be paid or distributed in respect of the Notes

                     CLASS A-3 NOTES                                                         0.00
                     Per $50,000 original principal amount of the Notes                  0.000000

(iv)     Pool Balance at end of preceding Collection Period                        877,996,963.03

(v) Outstanding Principal amount after giving effect to distributions on this Note Distribution Date:

                     CLASS A-3 NOTES                                                95,000,000.00

(vi)     Applicable Interest Rate:
                     (a) In general:
                         1. Auction Rate for the prior Interest Period:

                                    CLASS A-3 NOTES
                                       PERIOD 1                                         5.610000%
                                       PERIOD 2                                         5.580000%
                                       PERIOD 3                                         5.650000%
                                     CURRENT RATE            (Based on Auction)         5.650000%


                         2. NET LOAN RATE
                                      MONTH 1                                             6.668750%
                                      MONTH 2                                             6.740000%
                                      MONTH 3                                             6.674200%

                     (b) Amount of Interest that would have been paid on such
                         Note Distribution Date if Interest was calculated
                         instead based on the Net Loan Rate                              493,149.22

(vii)    (a) Service Fee for related Collection Period (Pro Rata)                         35,456.22
                     Per $50,000 original principal amount of the Notes                   18.661474

         (b) Service Fee Carryover for related Collection Period
             1. Distributed                                                                    0.00
                     Per $50,000 original principal amount of the Notes                    0.000000

             2. Remaining Balance                                                              0.00
                     Per $50,000 original principal amount of the Notes                    0.000000


(viii)   Amount of Fees for related Collection Period:

             1.  Administration Fee (Pro Rata)                                             1,187.50
                     Per $50,000 original principal amount of the Notes                    0.625000

             2.  Auction Agent Fee (Pro Rata)                                             21,177.08
                     Per $50,000 original principal amount of the Notes                   11.145833

             3.  Indenture Trustee Fee (Pro Rata)                                              0.00
                     Per $50,000 original principal amount of the Notes                    0.000000

             4.  Eligible Lender Trustee Fee (Pro Rata)                                      204.65
                     Per $50,000 original principal amount of the Notes                    0.107709

             5.  Surety Provider Fee (Pro Rata)                                            6,333.33
                     Per $50,000 original principal amount of the Notes                    3.333333


(ix)     Amount of payments to the Surety Provider in reimbursement of prior draws under any Note Surety Bond or Certificate
         Surety Bond                                                                           0.00

(x)      Aggregate amount of Realized losses for the related Collection
         period                                                                                0.00

(xi)     Aggregate amount received with respect to Financed Student
         Loans for which Realized Losses were allocated previously                             0.00

(xii)    (a) Amount of the distribution attributable to amounts
             in the Reserve Account                                                            0.00

         (b) Amount of any other withdrawals from the Reserve
             Account for such Distribution Date                                                0.00

         (c) Amount in the Reserve Account                                                     0.00


(xiii)   Amount of any draw required to be made under a Note Surety bond
         (together with any other information required to make such draw)                      0.00


(xiv)    (a) Portion (if any) of the distribution attributable to amounts on
             deposit in the Pre-Funding Account                                                 0.00

         (b) Amount in the Pre-Funding Account                                         26,844,801.46

(xv)     Aggregate amount (if any) paid by the Eligible Lender Trustee for
         Additional Financed Student Loans during the preceding collection
         period                                                                                 0.00

(xvi) Amount in the Pre-Funding Account at the end of the Funding Period to be distributed as a payment of principal in respect of:

                     (a) CLASS A-1 NOTES                                                        0.00
                     (b) CLASS A-1 NOTES  (Only if Class   Notes have been
                                                        ---
                         paid in full)                                                          0.00

(xvii)   Aggregate amount (if any) paid for Financed Student Loans during the
         preceding collection period.                                                           0.00

(xviii)  As of the end of the preceding Collection Period:

         (a) Number of Financed Student Loans that are 30 to 60 days                    7,395,020.97
             Delinquent

         (b) Number of Financed Student Loans that are 61 to 90 days                    2,449,466.28
             Delinquent

         (c) Number of Financed Student Loans that are 91 to 180 days                   4,232,057.10
             Delinquent

         (d) Number of Financed Student Loans that are more than 181 days                 356,562.10
             Delinquent

         (e) Number of Financed Student Loans for which claims have been filed
             with the appropriate Guarantor and which are awaiting payment                627,450.63

(xix)    Parity Percentage             Numerator          970,889,438.27
                                                          --------------
         as of      03/31/98           Denominator        969,600,040.41                     100.13%

(xx)     Excess of amounts deposited into the Collection Account with respect to the sale by the Trust of Serial Loans over the aggregate Purchase amount of such loans (such excess to be distributed to Student
         Holdings)                                                                         45,102.97

(xxi)    Amount of Additional Principal Payments, if any, made on such
         Distribution Date                                                                      0.00


The Money Store, Inc.



By: /s/ Harry Puglisi
   ------------------------------
        Harry Puglisi
          Treasurer

                          TRANS-WORLD INSURANCE COMPANY
                               2840 MORRIS AVENUE
                                 UNION, NJ 07083

--------------------------------------------------------------------------------
                            CLASSNOTES TRUST 1997 - I
         Noteholders' Statement Pursuant to Section 5.7 (a) of the Sale & Servicing Agreement

         CLASS A-4            Determination Date                      12/09/98
Cusip # 182743-AL8            Distribution Date                       12/15/98
                              Record Date                             12/11/98
--------------------------------------------------------------------------------

(i) Amount of Principal being paid or distributed in respect of the Notes

                     CLASS A-4 NOTES                                                         5,624,000.00
                     Per $50,000 original principal amount of the Notes                      3,011.609476


(ii)     Amount of Interest being paid or distributed in respect of the Notes

                     CLASS A-4 NOTES                                                           409,470.95
                     Per $50,000 original principal amount of the Notes                        219.268597


(iii)    (A) Amount of Noteholders' Auction Rate Interest Carryover being paid or distributed in respect of the Notes

                     CLASS A-4 NOTES                                                                 0.00
                     Per $50,000 original principal amount of the Notes                          0.000000

         (B) Remaining Amount of Noteholders' Auction Rate Interest Carryover to be paid or distributed in respect of the Notes

                     CLASS A-4 NOTES                                                                 0.00
                     Per $50,000 original principal amount of the Notes                          0.000000

(iv)     Pool Balance at end of preceding Collection Period                                860,576,423.59

(v) Outstanding Principal amount after giving effect to distributions on this Note Distribution Date:

                     CLASS A-4 NOTES                                                        87,748,000.00

(vi)     Applicable Interest Rate:
                     (a) In general:
                         1. Auction Rate for the prior Interest Period:

                                    CLASS A-4 NOTES
                                       PERIOD 1                                                  5.81453%
                                       PERIOD 2                                                  5.75203%
                                       PERIOD 3                                                  5.57813%
                                     CURRENT RATE            (LIBOR)                             5.44391%


                         2. NET LOAN RATE
                                      PERIOD 1                                                     6.5404%
                                      PERIOD 2                                                     6.2700%
                                      PERIOD 3                                                     6.2300%

                     (b) Amount of Interest that would have been paid on such
                         Note Distribution Date if Interest was calculated
                         instead based on the Net Loan Rate                                    468,494.01

(vii)    (a) Service Fee for related Collection Period (Pro Rata)                                  241.91
                     Per $50,000 original principal amount of the Notes                          0.129543

         (b) Service Fee Carryover for related Collection Period
             1. Distributed                                                                          0.00
                     Per $50,000 original principal amount of the Notes                          0.000000

             2. Remaining Balance                                                                    0.00
                     Per $50,000 original principal amount of the Notes                          0.000000


(viii)   Amount of Fees for related Collection Period:

             1.  Administration Fee (Pro Rata)                                                       0.00
                     Per $50,000 original principal amount of the Notes                          0.000000

             2.  Auction Agent Fee (Pro Rata)                                                        0.00
                     Per $50,000 original principal amount of the Notes                          0.000000

             3.  Indenture Trustee Fee (Pro Rata)                                                    0.00
                     Per $50,000 original principal amount of the Notes                          0.000000

             4.  Eligible Lender Trustee Fee (Pro Rata)                                              0.00
                     Per $50,000 original principal amount of the Notes                          0.000000

             5.  Surety Provider Fee (Pro Rata)                                                  6,749.20
                     Per $50,000 original principal amount of the Notes                          3.614146


(ix)     Amount of payments to the Surety Provider in reimbursement of prior draws under any Note Surety Bond or Certificate
         Surety Bond                                                                                 0.00

(x)      Aggregate amount of Realized losses for the related Collection
         period                                                                                      0.00

(xi)     Aggregate amount received with respect to Financed Student
         Loans for which Realized Losses were allocated previously                                   0.00

(xii)    (a) Amount of the distribution attributable to amounts
             in the Reserve Account                                                                  0.00

         (b) Amount of any other withdrawals from the Reserve
             Account for such Distribution Date                                                      0.00

         (c) Amount in the Reserve Account                                                           0.00


(xiii)   Amount of any draw required to be made under a Note Surety bond
         (together with any other information required to make such draw)                            0.00


(xiv)    (a) Portion (if any) of the distribution attributable to amounts on
             deposit in the Pre-Funding Account                                                      0.00

         (b) Amount in the Pre-Funding Account                                                   4,233.70

(xv)     Aggregate amount (if any) paid by the Eligible Lender Trustee for
         Additional Financed Student Loans during the preceding collection
         period                                                                                      0.00

(xvi) Amount in the Pre-Funding Account at the end of the Funding Period to be distributed as a payment of principal in respect of:

                     (a) CLASS A-4 NOTES                                                             0.00
                     (b) CLASS A-1 NOTES  (Only if Class   Notes have been
                                                        ---
                         paid in full)                                                               0.00

(xvii)   Aggregate amount (if any) paid for Financed Student Loans during the
         preceding collection period.                                                                0.00

(xviii)  As of the end of the preceding Collection Period:

         (a) Number of Financed Student Loans that are 30 to 60 days                         8,358,523.67
             Delinquent

         (b) Number of Financed Student Loans that are 61 to 90 days                         4,044,816.26
             Delinquent

         (c) Number of Financed Student Loans that are 91 to 180 days                        7,523,663.21
             Delinquent

         (d) Number of Financed Student Loans that are more than 181 days                    1,864,386.03
             Delinquent

         (e) Number of Financed Student Loans for which claims have been filed
             with the appropriate Guarantor and which are awaiting payment                   1,687,173.14

(xix)    Parity Percentage             Numerator                    917,728,922.44
                                                                    --------------
         as of      10/31/98           Denominator                  926,829,229.43                  99.02%

(xx)     Excess of amounts deposited into the Collection Account with respect to the sale by the Trust of Serial Loans over the aggregate Purchase amount of such loans (such excess to be distributed to Student
         Holdings)                                                                                   0.00

(xxi)    Amount of Additional Principal Payments, if any, made on such
         Distribution Date                                                                           0.00


The Money Store, Inc.



By: /s/ Harry Puglisi
   ------------------------------
        Harry Puglisi
          Treasurer

                          TRANS-WORLD INSURANCE COMPANY
                               2840 MORRIS AVENUE
                                 UNION, NJ 07083

--------------------------------------------------------------------------------
                            CLASSNOTES TRUST 1997 - I
         Noteholders' Statement Pursuant to Section 5.7 (a) of the Sale & Servicing Agreement

         CLASS A-4            Determination Date                      11/09/98
Cusip # 182743-AL8            Distribution Date                       11/16/98
                              Record Date                             11/12/98
--------------------------------------------------------------------------------

(i) Amount of Principal being paid or distributed in respect of the Notes

                     CLASS A-4 NOTES                                                         7,866,000.00
                     Per $50,000 original principal amount of the Notes                      3,884.904878


(ii)     Amount of Interest being paid or distributed in respect of the Notes

                     CLASS A-4 NOTES                                                           501,972.20
                     Per $50,000 original principal amount of the Notes                        247.916889


(iii)    (A) Amount of Noteholders' Auction Rate Interest Carryover being paid or distributed in respect of the Notes

                     CLASS A-4 NOTES                                                                 0.00
                     Per $50,000 original principal amount of the Notes                          0.000000

         (B) Remaining Amount of Noteholders' Auction Rate Interest Carryover to be paid or distributed in respect of the Notes

                     CLASS A-4 NOTES                                                                 0.00
                     Per $50,000 original principal amount of the Notes                          0.000000

(iv)     Pool Balance at end of preceding Collection Period                                865,922,060.87

(v) Outstanding Principal amount after giving effect to distributions on this Note Distribution Date:

                     CLASS A-4 NOTES                                                        93,372,000.00

(vi)     Applicable Interest Rate:
                     (a) In general:
                         1. Auction Rate for the prior Interest Period:

                                    CLASS A-4 NOTES
                                       PERIOD 1                                                  5.82625%
                                       PERIOD 2                                                  5.81453%
                                       PERIOD 3                                                  5.75203%
                                     CURRENT RATE            (LIBOR)                             5.57813%


                         2. NET LOAN RATE
                                      PERIOD 1                                                     6.5404%
                                      PERIOD 2                                                     6.2700%
                                      PERIOD 3                                                     6.2200%

                     (b) Amount of Interest that would have been paid on such
                         Note Distribution Date if Interest was calculated
                         instead based on the Net Loan Rate                                    561,983.39

(vii)    (a) Service Fee for related Collection Period (Pro Rata)                                  212.58
                     Per $50,000 original principal amount of the Notes                          0.104992

         (b) Service Fee Carryover for related Collection Period
             1. Distributed                                                                          0.00
                     Per $50,000 original principal amount of the Notes                          0.000000

             2. Remaining Balance                                                                    0.00
                     Per $50,000 original principal amount of the Notes                          0.000000


(viii)   Amount of Fees for related Collection Period:

             1.  Administration Fee (Pro Rata)                                                       0.00
                     Per $50,000 original principal amount of the Notes                          0.000000

             2.  Auction Agent Fee (Pro Rata)                                                        0.00
                     Per $50,000 original principal amount of the Notes                          0.000000

             3.  Indenture Trustee Fee (Pro Rata)                                                    0.00
                     Per $50,000 original principal amount of the Notes                          0.000000

             4.  Eligible Lender Trustee Fee (Pro Rata)                                              0.00
                     Per $50,000 original principal amount of the Notes                          0.000000

             5.  Surety Provider Fee (Pro Rata)                                                  7,447.37
                     Per $50,000 original principal amount of the Notes                          3.678150


(ix)     Amount of payments to the Surety Provider in reimbursement of prior draws under any Note Surety Bond or Certificate
         Surety Bond                                                                                 0.00

(x)      Aggregate amount of Realized losses for the related Collection
         period                                                                                      0.00

(xi)     Aggregate amount received with respect to Financed Student
         Loans for which Realized Losses were allocated previously                                   0.00

(xii)    (a) Amount of the distribution attributable to amounts
             in the Reserve Account                                                                  0.00

         (b) Amount of any other withdrawals from the Reserve
             Account for such Distribution Date                                                      0.00

         (c) Amount in the Reserve Account                                                           0.00


(xiii)   Amount of any draw required to be made under a Note Surety bond
         (together with any other information required to make such draw)                            0.00


(xiv)    (a) Portion (if any) of the distribution attributable to amounts on
             deposit in the Pre-Funding Account                                                  4,000.00

         (b) Amount in the Pre-Funding Account                                                   4,214.94

(xv)     Aggregate amount (if any) paid by the Eligible Lender Trustee for
         Additional Financed Student Loans during the preceding collection
         period                                                                                      0.00

(xvi) Amount in the Pre-Funding Account at the end of the Funding Period to be distributed as a payment of principal in respect of:

                     (a) CLASS A-4 NOTES                                                         4,000.00
                     (b) CLASS A-1 NOTES  (Only if Class   Notes have been
                                                        ---
                         paid in full)                                                               0.00

(xvii)   Aggregate amount (if any) paid for Financed Student Loans during the
         preceding collection period.                                                                0.00

(xviii)  As of the end of the preceding Collection Period:

         (a) Number of Financed Student Loans that are 30 to 60 days                         7,781,000.10
             Delinquent

         (b) Number of Financed Student Loans that are 61 to 90 days                         6,782,958.71
             Delinquent

         (c) Number of Financed Student Loans that are 91 to 180 days                        5,445,452.90
             Delinquent

         (d) Number of Financed Student Loans that are more than 181 days                    1,778,182.51
             Delinquent

         (e) Number of Financed Student Loans for which claims have been filed
             with the appropriate Guarantor and which are awaiting payment                   1,932,208.00

(xix)    Parity Percentage             Numerator                    N/A
                                                            ------------------
         as of    09/30/98             Denominator                  N/A                               N/A

(xx)     Excess of amounts deposited into the Collection Account with respect to the sale by the Trust of Serial Loans over the aggregate Purchase amount of such loans (such excess to be distributed to Student
         Holdings)                                                                                   0.00

(xxi)    Amount of Additional Principal Payments, if any, made on such
         Distribution Date                                                                       4,000.00


The Money Store, Inc.



By: /s/ Harry Puglisi
   ------------------------------
        Harry Puglisi
          Treasurer

                          TRANS-WORLD INSURANCE COMPANY
                               2840 MORRIS AVENUE
                                 UNION, NJ 07083

--------------------------------------------------------------------------------
                            CLASSNOTES TRUST 1997 - I
         Noteholders' Statement Pursuant to Section 5.7 (a) of the Sale & Servicing Agreement

         CLASS A-4            Determination Date                      10/08/98
Cusip # 182743-AL8            Distribution Date                       10/15/98
                              Record Date                             10/13/98
--------------------------------------------------------------------------------

(i) Amount of Principal being paid or distributed in respect of the Notes

                     CLASS A-4 NOTES                                                         6,869,000.00
                     Per $50,000 original principal amount of the Notes                      3,176.945064


(ii)     Amount of Interest being paid or distributed in respect of the Notes

                     CLASS A-4 NOTES                                                           518,195.59
                     Per $50,000 original principal amount of the Notes                        239.667917


(iii)    (A) Amount of Noteholders' Auction Rate Interest Carryover being paid or distributed in respect of the Notes

                     CLASS A-4 NOTES                                                                 0.00
                     Per $50,000 original principal amount of the Notes                          0.000000

         (B) Remaining Amount of Noteholders' Auction Rate Interest Carryover to be paid or distributed in respect of the Notes

                     CLASS A-4 NOTES                                                                 0.00
                     Per $50,000 original principal amount of the Notes                          0.000000

(iv)     Pool Balance at end of preceding Collection Period                                870,419,460.64

(v) Outstanding Principal amount after giving effect to distributions on this Note Distribution Date:

                     CLASS A-4 NOTES                                                       101,238,000.00

(vi)     Applicable Interest Rate:
                     (a) In general:
                         1. Auction Rate for the prior Interest Period:

                                    CLASS A-4 NOTES
                                       PERIOD 1                                                  5.82625%
                                       PERIOD 2                                                  5.82625%
                                       PERIOD 3                                                  5.81453%
                                     CURRENT RATE            (LIBOR)                             5.75203%


                         2. NET LOAN RATE
                                      PERIOD 1                                                     6.5855%
                                      PERIOD 2                                                     6.5404%
                                      PERIOD 3                                                     6.2700%

                     (b) Amount of Interest that would have been paid on such
                         Note Distribution Date if Interest was calculated
                         instead based on the Net Loan Rate                                    577,039.13

(vii)    (a) Service Fee for related Collection Period (Pro Rata)                                  208.11
                     Per $50,000 original principal amount of the Notes                          0.096251

         (b) Service Fee Carryover for related Collection Period
             1. Distributed                                                                          0.00
                     Per $50,000 original principal amount of the Notes                          0.000000

             2. Remaining Balance                                                                    0.00
                     Per $50,000 original principal amount of the Notes                          0.000000


(viii)   Amount of Fees for related Collection Period:

             1.  Administration Fee (Pro Rata)                                                       0.00
                     Per $50,000 original principal amount of the Notes                          0.000000

             2.  Auction Agent Fee (Pro Rata)                                                        0.00
                     Per $50,000 original principal amount of the Notes                          0.000000

             3.  Indenture Trustee Fee (Pro Rata)                                                    0.00
                     Per $50,000 original principal amount of the Notes                          0.000000

             4.  Eligible Lender Trustee Fee (Pro Rata)                                              0.00
                     Per $50,000 original principal amount of the Notes                          0.000000

             5.  Surety Provider Fee (Pro Rata)                                                  7,415.13
                     Per $50,000 original principal amount of the Notes                          3.429534


(ix)     Amount of payments to the Surety Provider in reimbursement of prior draws under any Note Surety Bond or Certificate
         Surety Bond                                                                                 0.00

(x)      Aggregate amount of Realized losses for the related Collection
         period                                                                                      0.00

(xi)     Aggregate amount received with respect to Financed Student
         Loans for which Realized Losses were allocated previously                                   0.00

(xii)    (a) Amount of the distribution attributable to amounts
             in the Reserve Account                                                                  0.00

         (b) Amount of any other withdrawals from the Reserve
             Account for such Distribution Date                                                      0.00

         (c) Amount in the Reserve Account                                                           0.00


(xiii)   Amount of any draw required to be made under a Note Surety bond
         (together with any other information required to make such draw)                            0.00


(xiv)    (a) Portion (if any) of the distribution attributable to amounts on
             deposit in the Pre-Funding Account                                                      0.00

         (b) Amount in the Pre-Funding Account                                                 402,960.84

(xv)     Aggregate amount (if any) paid by the Eligible Lender Trustee for
         Additional Financed Student Loans during the preceding collection
         period                                                                                      0.00

(xvi) Amount in the Pre-Funding Account at the end of the Funding Period to be distributed as a payment of principal in respect of:

                     (a) CLASS A-4 NOTES                                                             0.00
                     (b) CLASS A-1 NOTES  (Only if Class   Notes have been
                                                        ---
                         paid in full)                                                               0.00

(xvii)   Aggregate amount (if any) paid for Financed Student Loans during the
         preceding collection period.                                                                0.00

(xviii)  As of the end of the preceding Collection Period:

         (a) Number of Financed Student Loans that are 30 to 60 days                         6,085,916.51
             Delinquent

         (b) Number of Financed Student Loans that are 61 to 90 days                         3,609,983.98
             Delinquent

         (c) Number of Financed Student Loans that are 91 to 180 days                        5,339,829.68
             Delinquent

         (d) Number of Financed Student Loans that are more than 181 days                    1,542,892.65
             Delinquent

         (e) Number of Financed Student Loans for which claims have been filed
             with the appropriate Guarantor and which are awaiting payment                     970,570.71

(xix)    Parity Percentage             Numerator                    961,039,499.25
                                                                    --------------
         as of   06/30/98              Denominator                  952,249,462.53                 100.92%

(xx)     Excess of amounts deposited into the Collection Account with respect to the sale by the Trust of Serial Loans over the aggregate Purchase amount of such loans (such excess to be distributed to Student
         Holdings)                                                                              45,102.97

(xxi)    Amount of Additional Principal Payments, if any, made on such
         Distribution Date                                                                           0.00


The Money Store, Inc.



By: /s/ Harry Puglisi
   ------------------------------
        Harry Puglisi
          Treasurer

                          TRANS-WORLD INSURANCE COMPANY
                               2840 MORRIS AVENUE
                                 UNION, NJ 07083

--------------------------------------------------------------------------------
                            CLASSNOTES TRUST 1997 - I
         Noteholders' Statement Pursuant to Section 5.7 (a) of the Sale & Servicing Agreement

         CLASS A-4            Determination Date                      09/09/98
Cusip # 182743-AL8            Distribution Date                       09/15/98
                              Record Date                             09/11/98
--------------------------------------------------------------------------------

(i) Amount of Principal being paid or distributed in respect of the Notes

                     CLASS A-4 NOTES                                                         3,120,000.00
                     Per $50,000 original principal amount of the Notes                      1,402.537154


(ii)     Amount of Interest being paid or distributed in respect of the Notes

                     CLASS A-4 NOTES                                                           520,979.14
                     Per $50,000 original principal amount of the Notes                        234.196347


(iii)    (A) Amount of Noteholders' Auction Rate Interest Carryover being paid or distributed in respect of the Notes

                     CLASS A-4 NOTES                                                                 0.00
                     Per $50,000 original principal amount of the Notes                          0.000000

         (B) Remaining Amount of Noteholders' Auction Rate Interest Carryover to be paid or distributed in respect of the Notes

                     CLASS A-4 NOTES                                                                 0.00
                     Per $50,000 original principal amount of the Notes                          0.000000

(iv)     Pool Balance at end of preceding Collection Period                                881,690,190.20

(v) Outstanding Principal amount after giving effect to distributions on this Note Distribution Date:

                     CLASS A-4 NOTES                                                       108,107,000.00

(vi)     Applicable Interest Rate:
                     (a) In general:
                         1. Auction Rate for the prior Interest Period:

                                    CLASS A-4 NOTES
                                       PERIOD 1                                                  5.82625%
                                       PERIOD 2                                                  5.82625%
                                       PERIOD 3                                                  5.82625%
                                     CURRENT RATE            (LIBOR)                             5.81453%


                         2. NET LOAN RATE
                                      PERIOD 1                                                     6.6208%
                                      PERIOD 2                                                     6.5855%
                                      PERIOD 3                                                     6.5404%

                     (b) Amount of Interest that would have been paid on such
                         Note Distribution Date if Interest was calculated
                         instead based on the Net Loan Rate                                    587,967.55

(vii)    (a) Service Fee for related Collection Period (Pro Rata)                                  278.13
                     Per $50,000 original principal amount of the Notes                          0.125030

         (b) Service Fee Carryover for related Collection Period
             1. Distributed                                                                          0.00
                     Per $50,000 original principal amount of the Notes                          0.000000

             2. Remaining Balance                                                                    0.00
                     Per $50,000 original principal amount of the Notes                          0.000000


(viii)   Amount of Fees for related Collection Period:

             1.  Administration Fee (Pro Rata)                                                       0.00
                     Per $50,000 original principal amount of the Notes                          0.000000

             2.  Auction Agent Fee (Pro Rata)                                                        0.00
                     Per $50,000 original principal amount of the Notes                          0.000000

             3.  Indenture Trustee Fee (Pro Rata)                                                    0.00
                     Per $50,000 original principal amount of the Notes                          0.000000

             4.  Eligible Lender Trustee Fee (Pro Rata)                                              0.00
                     Per $50,000 original principal amount of the Notes                          0.000000

             5.  Surety Provider Fee (Pro Rata)                                                  8,254.47
                     Per $50,000 original principal amount of the Notes                          3.710643


(ix)     Amount of payments to the Surety Provider in reimbursement of prior draws under any Note Surety Bond or Certificate
         Surety Bond                                                                                 0.00

(x)      Aggregate amount of Realized losses for the related Collection
         period                                                                                      0.00

(xi)     Aggregate amount received with respect to Financed Student
         Loans for which Realized Losses were allocated previously                                   0.00

(xii)    (a) Amount of the distribution attributable to amounts
             in the Reserve Account                                                                  0.00

         (b) Amount of any other withdrawals from the Reserve
             Account for such Distribution Date                                                      0.00

         (c) Amount in the Reserve Account                                                           0.00


(xiii)   Amount of any draw required to be made under a Note Surety bond
         (together with any other information required to make such draw)                            0.00


(xiv)    (a) Portion (if any) of the distribution attributable to amounts on
             deposit in the Pre-Funding Account                                                507,000.00

         (b) Amount in the Pre-Funding Account                                                 507,810.68

(xv)     Aggregate amount (if any) paid by the Eligible Lender Trustee for
         Additional Financed Student Loans during the preceding collection
         period                                                                                      0.00

(xvi) Amount in the Pre-Funding Account at the end of the Funding Period to be distributed as a payment of principal in respect of:

                     (a) CLASS A-4 NOTES                                                       507,000.00
                     (b) CLASS A-1 NOTES  (Only if Class   Notes have been
                                                        ---
                         paid in full)                                                               0.00

(xvii)   Aggregate amount (if any) paid for Financed Student Loans during the
         preceding collection period.                                                                0.00

(xviii)  As of the end of the preceding Collection Period:

         (a) Number of Financed Student Loans that are 30 to 60 days                         6,085,916.51
             Delinquent

         (b) Number of Financed Student Loans that are 61 to 90 days                         3,609,983.98
             Delinquent

         (c) Number of Financed Student Loans that are 91 to 180 days                        5,339,829.68
             Delinquent

         (d) Number of Financed Student Loans that are more than 181 days                    1,542,892.65
             Delinquent

         (e) Number of Financed Student Loans for which claims have been filed
             with the appropriate Guarantor and which are awaiting payment                     970,570.71

(xix)    Parity Percentage             Numerator                    961,039,499.25
                                                                    --------------
         as of   07/31/98              Denominator                  952,249,462.53                 100.92%

(xx)     Excess of amounts deposited into the Collection Account with respect to the sale by the Trust of Serial Loans over the aggregate Purchase amount of such loans (such excess to be distributed to Student
         Holdings)                                                                              45,102.97

(xxi)    Amount of Additional Principal Payments, if any, made on such
         Distribution Date                                                                     507,000.00


The Money Store, Inc.



By: /s/ Harry Puglisi
   ------------------------------
        Harry Puglisi
          Treasurer

                          TRANS-WORLD INSURANCE COMPANY
                               2840 MORRIS AVENUE
                                 UNION, NJ 07083

--------------------------------------------------------------------------------
                            CLASSNOTES TRUST 1997 - I
         Noteholders' Statement Pursuant to Section 5.7 (a) of the Sale & Servicing Agreement

         CLASS A-4            Determination Date                      08/11/98
Cusip # 182743-AL8            Distribution Date                       08/17/98
                              Record Date                             08/13/98
--------------------------------------------------------------------------------

(i) Amount of Principal being paid or distributed in respect of the Notes

                     CLASS A-4 NOTES                                                         8,596,000.00
                     Per $50,000 original principal amount of the Notes                      3,586.957429


(ii)     Amount of Interest being paid or distributed in respect of the Notes

                     CLASS A-4 NOTES                                                           639,942.19
                     Per $50,000 original principal amount of the Notes                        267.036458


(iii)    (A) Amount of Noteholders' Auction Rate Interest Carryover being paid or distributed in respect of the Notes

                     CLASS A-4 NOTES                                                                 0.00
                     Per $50,000 original principal amount of the Notes                          0.000000

         (B) Remaining Amount of Noteholders' Auction Rate Interest Carryover to be paid or distributed in respect of the Notes

                     CLASS A-4 NOTES                                                                 0.00
                     Per $50,000 original principal amount of the Notes                          0.000000

(iv)     Pool Balance at end of preceding Collection Period                                881,690,190.20

(v) Outstanding Principal amount after giving effect to distributions on this Note Distribution Date:

                     CLASS A-4 NOTES                                                       111,227,000.00

(vi)     Applicable Interest Rate:
                     (a) In general:
                         1. Auction Rate for the prior Interest Period:

                                    CLASS A-4 NOTES
                                       PERIOD 1                                                  5.82625%
                                       PERIOD 2                                                  5.82625%
                                       PERIOD 3                                                  5.82625%
                                     CURRENT RATE            (LIBOR)                             5.82625%


                         2. NET LOAN RATE
                                      PERIOD 1                                                     6.6593%
                                      PERIOD 2                                                     6.6208%
                                      PERIOD 3                                                     6.5855%

                     (b) Amount of Interest that would have been paid on such
                         Note Distribution Date if Interest was calculated
                         instead based on the Net Loan Rate                                    725,216.39

(vii)    (a) Service Fee for related Collection Period (Pro Rata)                                  208.40
                     Per $50,000 original principal amount of the Notes                          0.086962

         (b) Service Fee Carryover for related Collection Period
             1. Distributed                                                                          0.00
                     Per $50,000 original principal amount of the Notes                          0.000000

             2. Remaining Balance                                                                    0.00
                     Per $50,000 original principal amount of the Notes                          0.000000


(viii)   Amount of Fees for related Collection Period:

             1.  Administration Fee (Pro Rata)                                                       0.00
                     Per $50,000 original principal amount of the Notes                          0.000000

             2.  Auction Agent Fee (Pro Rata)                                                        0.00
                     Per $50,000 original principal amount of the Notes                          0.000000

             3.  Indenture Trustee Fee (Pro Rata)                                                    0.00
                     Per $50,000 original principal amount of the Notes                          0.000000

             4.  Eligible Lender Trustee Fee (Pro Rata)                                              0.00
                     Per $50,000 original principal amount of the Notes                          0.000000

             5.  Surety Provider Fee (Pro Rata)                                                  8,734.22
                     Per $50,000 original principal amount of the Notes                          3.644632


(ix)     Amount of payments to the Surety Provider in reimbursement of prior draws under any Note Surety Bond or Certificate
         Surety Bond                                                                                 0.00

(x)      Aggregate amount of Realized losses for the related Collection
         period                                                                                      0.00

(xi)     Aggregate amount received with respect to Financed Student
         Loans for which Realized Losses were allocated previously                                   0.00

(xii)    (a) Amount of the distribution attributable to amounts
             in the Reserve Account                                                                  0.00

         (b) Amount of any other withdrawals from the Reserve
             Account for such Distribution Date                                                      0.00

         (c) Amount in the Reserve Account                                                           0.00


(xiii)   Amount of any draw required to be made under a Note Surety bond
         (together with any other information required to make such draw)                            0.00


(xiv)    (a) Portion (if any) of the distribution attributable to amounts on
             deposit in the Pre-Funding Account                                                      0.00

         (b) Amount in the Pre-Funding Account                                                 402,960.84

(xv)     Aggregate amount (if any) paid by the Eligible Lender Trustee for
         Additional Financed Student Loans during the preceding collection
         period                                                                                      0.00

(xvi) Amount in the Pre-Funding Account at the end of the Funding Period to be distributed as a payment of principal in respect of:

                     (a) CLASS A-4 NOTES                                                             0.00
                     (b) CLASS A-1 NOTES  (Only if Class   Notes have been
                                                        ---
                         paid in full)                                                               0.00

(xvii)   Aggregate amount (if any) paid for Financed Student Loans during the
         preceding collection period.                                                                0.00

(xviii)  As of the end of the preceding Collection Period:

         (a) Number of Financed Student Loans that are 30 to 60 days                         6,085,916.51
             Delinquent

         (b) Number of Financed Student Loans that are 61 to 90 days                         3,609,983.98
             Delinquent

         (c) Number of Financed Student Loans that are 91 to 180 days                        5,339,829.68
             Delinquent

         (d) Number of Financed Student Loans that are more than 181 days                    1,542,892.65
             Delinquent

         (e) Number of Financed Student Loans for which claims have been filed
             with the appropriate Guarantor and which are awaiting payment                     970,570.71

(xix)    Parity Percentage             Numerator                    961,039,499.25
                                                                    --------------
         as of    06/30/98             Denominator                  952,249,462.53                 100.92%

(xx)     Excess of amounts deposited into the Collection Account with respect to the sale by the Trust of Serial Loans over the aggregate Purchase amount of such loans (such excess to be distributed to Student
         Holdings)                                                                              45,102.97

(xxi)    Amount of Additional Principal Payments, if any, made on such
         Distribution Date                                                                           0.00


The Money Store, Inc.



By: /s/ Harry Puglisi
   ------------------------------
        Harry Puglisi
          Treasurer

                          TRANS-WORLD INSURANCE COMPANY
                               2840 MORRIS AVENUE
                                 UNION, NJ 07083

--------------------------------------------------------------------------------
                            CLASSNOTES TRUST 1997 - I
         Noteholders' Statement Pursuant to Section 5.7 (a) of the Sale & Servicing Agreement

         CLASS A-4            Determination Date                      07/09/98
Cusip # 182743-AL8            Distribution Date                       07/15/98
                              Record Date                             07/13/98
--------------------------------------------------------------------------------

(i) Amount of Principal being paid or distributed in respect of the Notes

                     CLASS A-4 NOTES                                                         6,964,000.00
                     Per $50,000 original principal amount of the Notes                      2,746.338347


(ii)     Amount of Interest being paid or distributed in respect of the Notes

                     CLASS A-4 NOTES                                                           615,577.30
                     Per $50,000 original principal amount of the Notes                        242.760417


(iii)    (A) Amount of Noteholders' Auction Rate Interest Carryover being paid or distributed in respect of the Notes

                     CLASS A-4 NOTES                                                                 0.00
                     Per $50,000 original principal amount of the Notes                          0.000000

         (B) Remaining Amount of Noteholders' Auction Rate Interest Carryover to be paid or distributed in respect of the Notes

                     CLASS A-4 NOTES                                                                 0.00
                     Per $50,000 original principal amount of the Notes                          0.000000

(iv)     Pool Balance at end of preceding Collection Period                                889,666,941.40

(v) Outstanding Principal amount after giving effect to distributions on this Note Distribution Date:

                     CLASS A-4 NOTES                                                       119,823,000.00

(vi)     Applicable Interest Rate:
                     (a) In general:
                         1. Auction Rate for the prior Interest Period:

                                    CLASS A-4 NOTES
                                       PERIOD 1                                                  5.85750%
                                       PERIOD 2                                                  5.82625%
                                       PERIOD 3                                                  5.82625%
                                     CURRENT RATE            (LIBOR)                             5.82625%


                         2. NET LOAN RATE
                                      PERIOD 1                                                     6.6143%
                                      PERIOD 2                                                     6.6593%
                                      PERIOD 3                                                     6.6208%

                     (b) Amount of Interest that would have been paid on such
                         Note Distribution Date if Interest was calculated
                         instead based on the Net Loan Rate                                    701,560.02

(vii)    (a) Service Fee for related Collection Period (Pro Rata)                                  204.01
                     Per $50,000 original principal amount of the Notes                          0.080456

         (b) Service Fee Carryover for related Collection Period
             1. Distributed                                                                          0.00
                     Per $50,000 original principal amount of the Notes                          0.000000

             2. Remaining Balance                                                                    0.00
                     Per $50,000 original principal amount of the Notes                          0.000000


(viii)   Amount of Fees for related Collection Period:

             1.  Administration Fee (Pro Rata)                                                       0.00
                     Per $50,000 original principal amount of the Notes                          0.000000

             2.  Auction Agent Fee (Pro Rata)                                                        0.00
                     Per $50,000 original principal amount of the Notes                          0.000000

             3.  Indenture Trustee Fee (Pro Rata)                                                    0.00
                     Per $50,000 original principal amount of the Notes                          0.000000

             4.  Eligible Lender Trustee Fee (Pro Rata)                                              0.00
                     Per $50,000 original principal amount of the Notes                          0.000000

             5.  Surety Provider Fee (Pro Rata)                                                  8,941.07
                     Per $50,000 original principal amount of the Notes                          3.526019


(ix)     Amount of payments to the Surety Provider in reimbursement of prior draws under any Note Surety Bond or Certificate
         Surety Bond                                                                                 0.00

(x)      Aggregate amount of Realized losses for the related Collection
         period                                                                                      0.00

(xi)     Aggregate amount received with respect to Financed Student
         Loans for which Realized Losses were allocated previously                                   0.00

(xii)    (a) Amount of the distribution attributable to amounts
             in the Reserve Account                                                                  0.00

         (b) Amount of any other withdrawals from the Reserve
             Account for such Distribution Date                                                      0.00

         (c) Amount in the Reserve Account                                                           0.00


(xiii)   Amount of any draw required to be made under a Note Surety bond
         (together with any other information required to make such draw)                            0.00


(xiv)    (a) Portion (if any) of the distribution attributable to amounts on
             deposit in the Pre-Funding Account                                                      0.00

         (b) Amount in the Pre-Funding Account                                                 400,724.57

(xv)     Aggregate amount (if any) paid by the Eligible Lender Trustee for
         Additional Financed Student Loans during the preceding collection
         period                                                                                      0.00

(xvi) Amount in the Pre-Funding Account at the end of the Funding Period to be distributed as a payment of principal in respect of:

                     (a) CLASS A-4 NOTES                                                             0.00
                     (b) CLASS A-1 NOTES  (Only if Class   Notes have been
                                                        ---
                         paid in full)                                                               0.00

(xvii)   Aggregate amount (if any) paid for Financed Student Loans during the
         preceding collection period.                                                                0.00

(xviii)  As of the end of the preceding Collection Period:

         (a) Number of Financed Student Loans that are 30 to 60 days                         7,134,659.58
             Delinquent

         (b) Number of Financed Student Loans that are 61 to 90 days                         4,090,858.70
             Delinquent

         (c) Number of Financed Student Loans that are 91 to 180 days                        4,658,522.96
             Delinquent

         (d) Number of Financed Student Loans that are more than 181 days                    1,524,941.78
             Delinquent

         (e) Number of Financed Student Loans for which claims have been filed
             with the appropriate Guarantor and which are awaiting payment                     828,965.68

(xix)    Parity Percentage             Numerator                    963,919,063.07
                                                                    --------------
         as of       05/31/98          Denominator                  960,156,438.64                 100.39%

(xx)     Excess of amounts deposited into the Collection Account with respect to the sale by the Trust of Serial Loans over the aggregate Purchase amount of such loans (such excess to be distributed to Student
         Holdings)                                                                              45,102.97

(xxi)    Amount of Additional Principal Payments, if any, made on such
         Distribution Date                                                                           0.00


The Money Store, Inc.



By: /s/ Harry Puglisi
   ------------------------------
        Harry Puglisi
          Treasurer

                          TRANS-WORLD INSURANCE COMPANY
                               2840 MORRIS AVENUE
                                 UNION, NJ 07083

--------------------------------------------------------------------------------
                            CLASSNOTES TRUST 1997 - I
         Noteholders' Statement Pursuant to Section 5.7 (a) of the Sale & Servicing Agreement

         CLASS A-4            Determination Date                      06/09/98
Cusip # 182743-AL8            Distribution Date                       06/15/98
                              Record Date                             06/11/98
--------------------------------------------------------------------------------

(i) Amount of Principal being paid or distributed in respect of the Notes

                     CLASS A-4 NOTES                                                         7,329,000.00
                     Per $50,000 original principal amount of the Notes                      2,732.336187


(ii)     Amount of Interest being paid or distributed in respect of the Notes

                     CLASS A-4 NOTES                                                           672,866.49
                     Per $50,000 original principal amount of the Notes                        250.852431


(iii)    (A) Amount of Noteholders' Auction Rate Interest Carryover being paid or distributed in respect of the Notes

                     CLASS A-4 NOTES                                                                 0.00
                     Per $50,000 original principal amount of the Notes                          0.000000

         (B) Remaining Amount of Noteholders' Auction Rate Interest Carryover to be paid or distributed in respect of the Notes

                     CLASS A-4 NOTES                                                                 0.00
                     Per $50,000 original principal amount of the Notes                          0.000000

(iv)     Pool Balance at end of preceding Collection Period                                870,775,455.10

(v) Outstanding Principal amount after giving effect to distributions on this Note Distribution Date:

                     CLASS A-4 NOTES                                                       126,787,000.00

(vi)     Applicable Interest Rate:
                     (a) In general:
                         1. Auction Rate for the prior Interest Period:

                                    CLASS A-4 NOTES
                                       PERIOD 1                                                  5.79500%
                                       PERIOD 2                                                  5.85750%
                                       PERIOD 3                                                  5.82625%
                                     CURRENT RATE            (LIBOR)                             5.82625%


                         2. NET LOAN RATE
                                      PERIOD 1                                                     6.6742%
                                      PERIOD 2                                                     6.6143%
                                      PERIOD 3                                                     6.6593%

                     (b) Amount of Interest that would have been paid on such
                         Note Distribution Date if Interest was calculated
                         instead based on the Net Loan Rate                                    766,392.10

(vii)    (a) Service Fee for related Collection Period (Pro Rata)                                  310.66
                     Per $50,000 original principal amount of the Notes                          0.115818

         (b) Service Fee Carryover for related Collection Period
             1. Distributed                                                                          0.00
                     Per $50,000 original principal amount of the Notes                          0.000000

             2. Remaining Balance                                                                    0.00
                     Per $50,000 original principal amount of the Notes                          0.000000


(viii)   Amount of Fees for related Collection Period:

             1.  Administration Fee (Pro Rata)                                                       0.00
                     Per $50,000 original principal amount of the Notes                          0.000000

             2.  Auction Agent Fee (Pro Rata)                                                        0.00
                     Per $50,000 original principal amount of the Notes                          0.000000

             3.  Indenture Trustee Fee (Pro Rata)                                                    0.00
                     Per $50,000 original principal amount of the Notes                          0.000000

             4.  Eligible Lender Trustee Fee (Pro Rata)                                              0.00
                     Per $50,000 original principal amount of the Notes                          0.000000

             5.  Surety Provider Fee (Pro Rata)                                                  9,654.02
                     Per $50,000 original principal amount of the Notes                          3.599131


(ix)     Amount of payments to the Surety Provider in reimbursement of prior draws under any Note Surety Bond or Certificate
         Surety Bond                                                                                 0.00

(x)      Aggregate amount of Realized losses for the related Collection
         period                                                                                      0.00

(xi)     Aggregate amount received with respect to Financed Student
         Loans for which Realized Losses were allocated previously                                   0.00

(xii)    (a) Amount of the distribution attributable to amounts
             in the Reserve Account                                                                  0.00

         (b) Amount of any other withdrawals from the Reserve
             Account for such Distribution Date                                                      0.00

         (c) Amount in the Reserve Account                                                           0.00


(xiii)   Amount of any draw required to be made under a Note Surety bond
         (together with any other information required to make such draw)                            0.00


(xiv)    (a) Portion (if any) of the distribution attributable to amounts on
             deposit in the Pre-Funding Account                                                      0.00

         (b) Amount in the Pre-Funding Account                                              26,964,252.79

(xv)     Aggregate amount (if any) paid by the Eligible Lender Trustee for
         Additional Financed Student Loans during the preceding collection
         period                                                                                      0.00

(xvi) Amount in the Pre-Funding Account at the end of the Funding Period to be distributed as a payment of principal in respect of:

                     (a) CLASS A-4 NOTES                                                             0.00
                     (b) CLASS A-1 NOTES  (Only if Class   Notes have been
                                                        ---
                         paid in full)                                                               0.00

(xvii)   Aggregate amount (if any) paid for Financed Student Loans during the
         preceding collection period.                                                                0.00

(xviii)  As of the end of the preceding Collection Period:

         (a) Number of Financed Student Loans that are 30 to 60 days                         7,748,816.63
             Delinquent

         (b) Number of Financed Student Loans that are 61 to 90 days                         3,912,869.91
             Delinquent

         (c) Number of Financed Student Loans that are 91 to 180 days                        4,184,928.20
             Delinquent

         (d) Number of Financed Student Loans that are more than 181 days                      553,499.99
             Delinquent

         (e) Number of Financed Student Loans for which claims have been filed
             with the appropriate Guarantor and which are awaiting payment                     642,227.54

(xix)    Parity Percentage             Numerator                    967,637,091.95
                                                                    --------------
         as of       04/30/98          Denominator                  965,760,725.35                 100.19%

(xx)     Excess of amounts deposited into the Collection Account with respect to the sale by the Trust of Serial Loans over the aggregate Purchase amount of such loans (such excess to be distributed to Student
         Holdings)                                                                              45,102.97

(xxi)    Amount of Additional Principal Payments, if any, made on such
         Distribution Date                                                                           0.00


The Money Store, Inc.



By: /s/ Harry Puglisi
   ------------------------------
        Harry Puglisi
          Treasurer

                          TRANS-WORLD INSURANCE COMPANY
                               2840 MORRIS AVENUE
                                 UNION, NJ 07083

--------------------------------------------------------------------------------
                            CLASSNOTES TRUST 1997 - I
         Noteholders' Statement Pursuant to Section 5.7 (a) of the Sale & Servicing Agreement

         CLASS A-4            Determination Date                      05/11/98
Cusip # 182743-AL8            Distribution Date                       05/15/98
                              Record Date                             05/13/98
--------------------------------------------------------------------------------

(i) Amount of Principal being paid or distributed in respect of the Notes

                     CLASS A-4 NOTES                                                       6,023,000.00
                     Per $50,000 original principal amount of the Notes                    2,148.937840


(ii)     Amount of Interest being paid or distributed in respect of the Notes

                     CLASS A-4 NOTES                                                         680,404.04
                     Per $50,000 original principal amount of the Notes                      242.760417


(iii)    (A) Amount of Noteholders' Auction Rate Interest Carryover being paid or distributed in respect of the Notes

                     CLASS A-4 NOTES                                                               0.00
                     Per $50,000 original principal amount of the Notes                        0.000000

         (B) Remaining Amount of Noteholders' Auction Rate Interest Carryover to be paid or distributed in respect of the Notes

                     CLASS A-4 NOTES                                                               0.00
                     Per $50,000 original principal amount of the Notes                        0.000000

(iv)     Pool Balance at end of preceding Collection Period                              877,996,963.03

(v) Outstanding Principal amount after giving effect to distributions on this Note Distribution Date:

                     CLASS A-4 NOTES                                                     134,116,000.00

(vi)     Applicable Interest Rate:
                     (a) In general:
                         1. Auction Rate for the prior Interest Period:

                                    CLASS A-4 NOTES
                                       PERIOD 1                                                5.77938%
                                       PERIOD 2                                                5.79500%
                                       PERIOD 3                                                5.85750%
                                     CURRENT RATE            (LIBOR)                           5.82625%


                         2. NET LOAN RATE
                                      PERIOD 1                                              6.7400%
                                      PERIOD 2                                              6.6742%
                                      PERIOD 3                                              6.6143%

                     (b) Amount of Interest that would have been paid on such
                         Note Distribution Date if Interest was calculated

                         instead based on the Net Loan Rate                              775,932.13

(vii)    (a) Service Fee for related Collection Period (Pro Rata)                            204.65
                     Per $50,000 original principal amount of the Notes                    0.073016

         (b) Service Fee Carryover for related Collection Period
             1. Distributed                                                                    0.00
                     Per $50,000 original principal amount of the Notes                    0.000000

             2. Remaining Balance                                                              0.00
                     Per $50,000 original principal amount of the Notes                    0.000000


(viii)   Amount of Fees for related Collection Period:

             1.  Administration Fee (Pro Rata)                                                 0.00
                     Per $50,000 original principal amount of the Notes                    0.000000

             2.  Auction Agent Fee (Pro Rata)                                                  0.00
                     Per $50,000 original principal amount of the Notes                    0.000000

             3.  Indenture Trustee Fee (Pro Rata)                                              0.00
                     Per $50,000 original principal amount of the Notes                    0.000000

             4.  Eligible Lender Trustee Fee (Pro Rata)                                        0.00
                     Per $50,000 original principal amount of the Notes                    0.000000

             5.  Surety Provider Fee (Pro Rata)                                            9,614.27
                     Per $50,000 original principal amount of the Notes                    3.430261


(ix)     Amount of payments to the Surety Provider in reimbursement of prior draws under any Note Surety Bond or Certificate
         Surety Bond                                                                           0.00

(x)      Aggregate amount of Realized losses for the related Collection
         period                                                                                0.00

(xi)     Aggregate amount received with respect to Financed Student
         Loans for which Realized Losses were allocated previously                             0.00

(xii)    (a) Amount of the distribution attributable to amounts
             in the Reserve Account                                                            0.00

         (b) Amount of any other withdrawals from the Reserve
             Account for such Distribution Date                                                0.00

         (c) Amount in the Reserve Account                                                     0.00


(xiii)   Amount of any draw required to be made under a Note Surety bond
         (together with any other information required to make such draw)                      0.00


(xiv)    (a) Portion (if any) of the distribution attributable to amounts on
             deposit in the Pre-Funding Account                                                   0.00

         (b) Amount in the Pre-Funding Account                                           26,844,801.46

(xv)     Aggregate amount (if any) paid by the Eligible Lender Trustee for
         Additional Financed Student Loans during the preceding collection
         period                                                                                   0.00

(xvi) Amount in the Pre-Funding Account at the end of the Funding Period to be distributed as a payment of principal in respect of:

                     (a) CLASS A-4 NOTES                                                          0.00
                     (b) CLASS A-1 NOTES  (Only if Class   Notes have been                        0.00
                                                        ---
                         paid in full)

(xvii)   Aggregate amount (if any) paid for Financed Student Loans during the
         preceding collection period.                                                             0.00

(xviii)  As of the end of the preceding Collection Period:

         (a) Number of Financed Student Loans that are 30 to 60 days                      7,395,020.97
             Delinquent

         (b) Number of Financed Student Loans that are 61 to 90 days                      2,449,466.28
             Delinquent

         (c) Number of Financed Student Loans that are 91 to 180 days                     4,232,057.10
             Delinquent

         (d) Number of Financed Student Loans that are more than 181 days                   356,562.10
             Delinquent

         (e) Number of Financed Student Loans for which claims have been filed
             with the appropriate Guarantor and which are awaiting payment                  627,450.63

(xix)    Parity Percentage               Numerator       970,889,438.27
                                                         --------------
         as of     03/31/98            Denominator       969,600,040.41                        100.13%

(xx)     Excess of amounts deposited into the Collection Account with respect to the sale by the Trust of Serial Loans over the aggregate Purchase amount of such loans (such excess to be distributed to Student
         Holdings)                                                                           45,102.97

(xxi)    Amount of Additional Principal Payments, if any, made on such                            0.00
         Distribution Date


The Money Store, Inc.



By: /s/ Harry Puglisi
   ------------------------------
        Harry Puglisi
          Treasurer

                          TRANS-WORLD INSURANCE COMPANY
                               2840 MORRIS AVENUE
                                 UNION, NJ 07083

--------------------------------------------------------------------------------
                            CLASSNOTES TRUST 1997 - I
         Noteholders' Statement Pursuant to Section 5.7 (a) of the Sale & Servicing Agreement

         CLASS A-4            Determination Date                      04/09/98
Cusip # 182743-AL8            Distribution Date                       04/15/98
                              Record Date                             04/13/98
--------------------------------------------------------------------------------

(i) Amount of Principal being paid or distributed in respect of the Notes

                     CLASS A-4 NOTES                                                       4,075,000.00
                     Per $50,000 original principal amount of the Notes                    1,412.830932


(ii)     Amount of Interest being paid or distributed in respect of the Notes

                     CLASS A-4 NOTES                                                         703,944.59
                     Per $50,000 original principal amount of the Notes                      244.062500


(iii)    (A) Amount of Noteholders' Auction Rate Interest Carryover being paid or distributed in respect of the Notes

                     CLASS A-4 NOTES                                                               0.00
                     Per $50,000 original principal amount of the Notes                        0.000000

         (B) Remaining Amount of Noteholders' Auction Rate Interest Carryover to be paid or distributed in respect of the Notes

                     CLASS A-4 NOTES                                                               0.00
                     Per $50,000 original principal amount of the Notes                        0.000000

(iv)     Pool Balance at end of preceding Collection Period                              523,381,127.52

(v) Outstanding Principal amount after giving effect to distributions on this Note Distribution Date:

                     CLASS A-4 NOTES                                                     140,139,000.00

(vi)     Applicable Interest Rate:
                     (a) In general:
                         1. Auction Rate for the prior Interest Period:

                                    CLASS A-4 NOTES
                                       PERIOD 1                                                6.11141%
                                       PERIOD 2                                                5.77938%
                                       PERIOD 3                                                5.79500%
                                     CURRENT RATE            (LIBOR)                           5.85750%


                         2. NET LOAN RATE
                                      PERIOD 1                                              6.6688%
                                      PERIOD 2                                              6.7400%
                                      PERIOD 3                                              6.6742%

                     (b) Amount of Interest that would have been paid on such
                         Note Distribution Date if Interest was calculated

                         instead based on the Net Loan Rate                              806,048.10

(vii)    (a) Service Fee for related Collection Period (Pro Rata)                            200.34
                     Per $50,000 original principal amount of the Notes                    0.069459

         (b) Service Fee Carryover for related Collection Period
             1. Distributed                                                                    0.00
                     Per $50,000 original principal amount of the Notes                    0.000000

             2. Remaining Balance                                                              0.00
                     Per $50,000 original principal amount of the Notes                    0.000000


(viii)   Amount of Fees for related Collection Period:

             1.  Administration Fee (Pro Rata)                                                 0.00
                     Per $50,000 original principal amount of the Notes                    0.000000

             2.  Auction Agent Fee (Pro Rata)                                                  0.00
                     Per $50,000 original principal amount of the Notes                    0.000000

             3.  Indenture Trustee Fee (Pro Rata)                                              0.00
                     Per $50,000 original principal amount of the Notes                    0.000000

             4.  Eligible Lender Trustee Fee (Pro Rata)                                        0.00
                     Per $50,000 original principal amount of the Notes                    0.000000

             5.  Surety Provider Fee (Pro Rata)                                           10,192.11
                     Per $50,000 original principal amount of the Notes                    3.533676


(ix)     Amount of payments to the Surety Provider in reimbursement of prior draws under any Note Surety Bond or Certificate
         Surety Bond                                                                           0.00

(x)      Aggregate amount of Realized losses for the related Collection
         period                                                                                0.00

(xi)     Aggregate amount received with respect to Financed Student
         Loans for which Realized Losses were allocated previously                             0.00

(xii)    (a) Amount of the distribution attributable to amounts
             in the Reserve Account                                                            0.00

         (b) Amount of any other withdrawals from the Reserve
             Account for such Distribution Date                                                0.00

         (c) Amount in the Reserve Account                                                     0.00


(xiii)   Amount of any draw required to be made under a Note Surety bond
         (together with any other information required to make such draw)                      0.00


(xiv)    (a) Portion (if any) of the distribution attributable to amounts on
             deposit in the Pre-Funding Account                                                   0.00

         (b) Amount in the Pre-Funding Account                                                    0.00

(xv)     Aggregate amount (if any) paid by the Eligible Lender Trustee for
         Additional Financed Student Loans during the preceding collection
         period                                                                                   0.00

(xvi) Amount in the Pre-Funding Account at the end of the Funding Period to be distributed as a payment of principal in respect of:

                     (a) CLASS A-4 NOTES                                                          0.00
                     (b) CLASS A-1 NOTES  (Only if Class   Notes have been                        0.00
                                                        ---
                         paid in full)

(xvii)   Aggregate amount (if any) paid for Financed Student Loans during the
         preceding collection period.                                                             0.00

(xviii)  As of the end of the preceding Collection Period:

         (a) Number of Financed Student Loans that are 30 to 60 days                      4,959,446.92
             Delinquent

         (b) Number of Financed Student Loans that are 61 to 90 days                      3,991,653.80
             Delinquent

         (c) Number of Financed Student Loans that are 91 to 180 days                     2,842,288.72
             Delinquent

         (d) Number of Financed Student Loans that are more than 181 days                   379,030.49
             Delinquent

         (e) Number of Financed Student Loans for which claims have been filed
             with the appropriate Guarantor and which are awaiting payment                  433,753.86

(xix)    Parity Percentage               Numerator       563,711,193.35
                                                         --------------
         as of     02/28/98            Denominator       562,598,988.98                        100.20%

(xx)     Excess of amounts deposited into the Collection Account with respect to the sale by the Trust of Serial Loans over the aggregate Purchase amount of such loans (such excess to be distributed to Student
         Holdings)                                                                           45,042.06

(xxi)    Amount of Additional Principal Payments, if any, made on such                            0.00
         Distribution Date


The Money Store, Inc.



By: /s/ Harry Puglisi
   ------------------------------
        Harry Puglisi
          Treasurer

                          TRANS-WORLD INSURANCE COMPANY
                               2840 MORRIS AVENUE
                                 UNION, NJ 07083

--------------------------------------------------------------------------------
                            CLASSNOTES TRUST 1997 - I
         Noteholders' Statement Pursuant to Section 5.7 (a) of the Sale & Servicing Agreement

         CLASS A-5            Determination Date            12/10/98
Cusip # 182743-AM6            Distribution Date             12/16/98
                              Record Date                   12/14/98
--------------------------------------------------------------------------------

(i) Amount of Principal being paid or distributed in respect of the Notes

                     CLASS A-5 NOTES                                                               0.00
                     Per $50,000 original principal amount of the Notes                        0.000000


(ii)     Amount of Interest being paid or distributed in respect of the Notes

                     CLASS A-5 NOTES                                                         241,052.78
                     Per $50,000 original principal amount of the Notes                      209.611111


(iii)    (A) Amount of Noteholders' Auction Rate Interest Carryover being paid or distributed in respect of the Notes

                     CLASS A-5 NOTES                                                               0.00
                     Per $50,000 original principal amount of the Notes                        0.000000

         (B) Remaining Amount of Noteholders' Auction Rate Interest Carryover to be paid or distributed in respect of the Notes

                     CLASS A-5 NOTES                                                               0.00
                     Per $50,000 original principal amount of the Notes                        0.000000

(iv)     Pool Balance at end of preceding Collection Period                              860,576,423.59

(v) Outstanding Principal amount after giving effect to distributions on this Note Distribution Date:

                     CLASS A-5 NOTES                                                      57,500,000.00

(vi)     Applicable Interest Rate:
                     (a) In general:
                         1. Auction Rate for the prior Interest Period:

                                    CLASS A-5 NOTES
                                       PERIOD 1                                               5.600000%
                                       PERIOD 2                                               5.620000%
                                       PERIOD 3                                               5.370000%
                                     CURRENT RATE            (Based on Auction)               5.390000%


                         2. NET LOAN RATE
                                      PERIOD 1                                                6.540400%
                                      PERIOD 2                                                6.270000%
                                      PERIOD 3                                                6.230000%

                     (b) Amount of Interest that would have been paid on such
                         Note Distribution Date if Interest was calculated
                         instead based on the Net Loan Rate                                  278,587.50

(vii)    (a) Service Fee for related Collection Period (Pro Rata)                             21,503.51
                     Per $50,000 original principal amount of the Notes                       18.698704

         (b) Service Fee Carryover for related Collection Period
             1. Distributed                                                                        0.00
                     Per $50,000 original principal amount of the Notes                        0.000000

             2. Remaining Balance                                                                  0.00
                     Per $50,000 original principal amount of the Notes                        0.000000


(viii)   Amount of Fees for related Collection Period:

             1.  Administration Fee (Pro Rata)                                                   718.75
                     Per $50,000 original principal amount of the Notes                        0.625000

             2.  Auction Agent Fee (Pro Rata)                                                      0.00
                     Per $50,000 original principal amount of the Notes                        0.000000

             3.  Indenture Trustee Fee (Pro Rata)                                                  0.00
                     Per $50,000 original principal amount of the Notes                        0.000000

             4.  Eligible Lender Trustee Fee (Pro Rata)                                          129.63
                     Per $50,000 original principal amount of the Notes                        0.112718

             5.  Surety Provider Fee (Pro Rata)                                                3,833.33
                     Per $50,000 original principal amount of the Notes                        3.333333


(ix)     Amount of payments to the Surety Provider in reimbursement of prior draws under any Note Surety Bond or Certificate
         Surety Bond                                                                               0.00

(x)      Aggregate amount of Realized losses for the related Collection
         period                                                                                    0.00

(xi)     Aggregate amount received with respect to Financed Student
         Loans for which Realized Losses were allocated previously                                 0.00

(xii)    (a) Amount of the distribution attributable to amounts
             in the Reserve Account                                                                0.00

         (b) Amount of any other withdrawals from the Reserve
             Account for such Distribution Date                                                    0.00

         (c) Amount in the Reserve Account                                                         0.00


(xiii)   Amount of any draw required to be made under a Note Surety bond
         (together with any other information required to make such draw)                          0.00


(xiv)    (a) Portion (if any) of the distribution attributable to amounts on
             deposit in the Pre-Funding Account                                                      0.00

         (b) Amount in the Pre-Funding Account                                                   4,233.70

(xv)     Aggregate amount (if any) paid by the Eligible Lender Trustee for
         Additional Financed Student Loans during the preceding collection
         period                                                                                      0.00

(xvi) Amount in the Pre-Funding Account at the end of the Funding Period to be distributed as a payment of principal in respect of:

                     (a) CLASS A-1 NOTES                                                             0.00
                     (b) CLASS A-1 NOTES  (Only if Class   Notes have been
                                                        ---
                         paid in full)                                                               0.00

(xvii)   Aggregate amount (if any) paid for Financed Student Loans during the
         preceding collection period.                                                                0.00

(xviii)  As of the end of the preceding Collection Period:

         (a) Number of Financed Student Loans that are 30 to 60 days                         8,358,523.67
             Delinquent

         (b) Number of Financed Student Loans that are 61 to 90 days                         4,044,816.26
             Delinquent

         (c) Number of Financed Student Loans that are 91 to 180 days                        7,523,663.21
             Delinquent

         (d) Number of Financed Student Loans that are more than 181 days                    1,864,386.03
             Delinquent

         (e) Number of Financed Student Loans for which claims have been filed
             with the appropriate Guarantor and which are awaiting payment                   1,687,173.14

(xix)    Parity Percentage             Numerator             917,728,922.44
                                                             --------------
         as of        10/31/98         Denominator           926,829,229.43                         99.02%

(xx)     Excess of amounts deposited into the Collection Account with respect to the sale by the Trust of Serial Loans over the aggregate Purchase amount of such loans (such excess to be distributed to Student
         Holdings)                                                                                   0.00

(xxi)    Amount of Additional Principal Payments, if any, made on such
         Distribution Date                                                                           0.00


The Money Store, Inc.



By: /s/ Harry Puglisi
   ------------------------------
        Harry Puglisi
          Treasurer

                          TRANS-WORLD INSURANCE COMPANY
                               2840 MORRIS AVENUE
                                 UNION, NJ 07083

--------------------------------------------------------------------------------
                            CLASSNOTES TRUST 1997 - I
         Noteholders' Statement Pursuant to Section 5.7 (a) of the Sale & Servicing Agreement

         CLASS A-5            Determination Date                      11/12/98
Cusip # 182743-AM6            Distribution Date                       11/18/98
                              Record Date                             11/16/98
--------------------------------------------------------------------------------

(i) Amount of Principal being paid or distributed in respect of the Notes

                     CLASS A-5 NOTES                                                                 0.00
                     Per $50,000 original principal amount of the Notes                          0.000000


(ii)     Amount of Interest being paid or distributed in respect of the Notes

                     CLASS A-5 NOTES                                                           240,158.33
                     Per $50,000 original principal amount of the Notes                        208.833333


(iii)    (A) Amount of Noteholders' Auction Rate Interest Carryover being paid or distributed in respect of the Notes

                     CLASS A-5 NOTES                                                                 0.00
                     Per $50,000 original principal amount of the Notes                          0.000000

         (B) Remaining Amount of Noteholders' Auction Rate Interest Carryover to be paid or distributed in respect of the Notes

                     CLASS A-5 NOTES                                                                 0.00
                     Per $50,000 original principal amount of the Notes                          0.000000

(iv)     Pool Balance at end of preceding Collection Period                                865,922,060.87

(v) Outstanding Principal amount after giving effect to distributions on this Note Distribution Date:

                     CLASS A-5 NOTES                                                        57,500,000.00

(vi)     Applicable Interest Rate:
                     (a) In general:
                         1. Auction Rate for the prior Interest Period:

                                    CLASS A-5 NOTES
                                       PERIOD 1                                                  5.600000%
                                       PERIOD 2                                                  5.600000%
                                       PERIOD 3                                                  5.620000%
                                     CURRENT RATE            (Based on Auction)                  5.370000%


                         2. NET LOAN RATE
                                      PERIOD 1                                                   6.540400%
                                      PERIOD 2                                                   6.270000%
                                      PERIOD 3                                                   6.220000%

                     (b) Amount of Interest that would have been paid on such
                         Note Distribution Date if Interest was calculated
                         instead based on the Net Loan Rate                                    278,970.83

(vii)    (a) Service Fee for related Collection Period (Pro Rata)                               21,288.37
                     Per $50,000 original principal amount of the Notes                         18.511626

         (b) Service Fee Carryover for related Collection Period
             1. Distributed                                                                          0.00
                     Per $50,000 original principal amount of the Notes                          0.000000

             2. Remaining Balance                                                                    0.00
                     Per $50,000 original principal amount of the Notes                          0.000000


(viii)   Amount of Fees for related Collection Period:

             1.  Administration Fee (Pro Rata)                                                     718.75
                     Per $50,000 original principal amount of the Notes                          0.625000

             2.  Auction Agent Fee (Pro Rata)                                                        0.00
                     Per $50,000 original principal amount of the Notes                          0.000000

             3.  Indenture Trustee Fee (Pro Rata)                                                    0.00
                     Per $50,000 original principal amount of the Notes                          0.000000

             4.  Eligible Lender Trustee Fee (Pro Rata)                                            128.67
                     Per $50,000 original principal amount of the Notes                          0.111886

             5.  Surety Provider Fee (Pro Rata)                                                  3,961.11
                     Per $50,000 original principal amount of the Notes                          3.444444


(ix)     Amount of payments to the Surety Provider in reimbursement of prior draws under any Note Surety Bond or Certificate
         Surety Bond                                                                                 0.00

(x)      Aggregate amount of Realized losses for the related Collection
         period                                                                                      0.00

(xi)     Aggregate amount received with respect to Financed Student
         Loans for which Realized Losses were allocated previously                                   0.00

(xii)    (a) Amount of the distribution attributable to amounts
             in the Reserve Account                                                                  0.00

         (b) Amount of any other withdrawals from the Reserve
             Account for such Distribution Date                                                      0.00

         (c) Amount in the Reserve Account                                                           0.00


(xiii)   Amount of any draw required to be made under a Note Surety bond
         (together with any other information required to make such draw)                            0.00


(xiv)    (a) Portion (if any) of the distribution attributable to amounts on
             deposit in the Pre-Funding Account                                                      0.00

         (b) Amount in the Pre-Funding Account                                                   4,214.94

(xv)     Aggregate amount (if any) paid by the Eligible Lender Trustee for
         Additional Financed Student Loans during the preceding collection
         period                                                                                      0.00

(xvi) Amount in the Pre-Funding Account at the end of the Funding Period to be distributed as a payment of principal in respect of:

                     (a) CLASS A-1 NOTES                                                             0.00
                     (b) CLASS A-1 NOTES  (Only if Class   Notes have been
                                                        ---
                         paid in full)                                                               0.00

(xvii)   Aggregate amount (if any) paid for Financed Student Loans during the
         preceding collection period.                                                                0.00

(xviii)  As of the end of the preceding Collection Period:

         (a) Number of Financed Student Loans that are 30 to 60 days                         7,781,000.10
             Delinquent

         (b) Number of Financed Student Loans that are 61 to 90 days                         6,782,958.71
             Delinquent

         (c) Number of Financed Student Loans that are 91 to 180 days                        5,445,452.90
             Delinquent

         (d) Number of Financed Student Loans that are more than 181 days                    1,778,182.51
             Delinquent

         (e) Number of Financed Student Loans for which claims have been filed
             with the appropriate Guarantor and which are awaiting payment                   1,932,208.00

(xix)    Parity Percentage             Numerator             N/A
                                                      -----------------
         as of        09/30/98         Denominator           N/A                                      N/A

(xx)     Excess of amounts deposited into the Collection Account with respect to the sale by the Trust of Serial Loans over the aggregate Purchase amount of such loans (such excess to be distributed to Student
         Holdings)                                                                                   0.00

(xxi)    Amount of Additional Principal Payments, if any, made on such
         Distribution Date                                                                           0.00


The Money Store, Inc.



By: /s/ Harry Puglisi
   ------------------------------
        Harry Puglisi
          Treasurer

                          TRANS-WORLD INSURANCE COMPANY
                               2840 MORRIS AVENUE
                                 UNION, NJ 07083

--------------------------------------------------------------------------------
                            CLASSNOTES TRUST 1997 - I
         Noteholders' Statement Pursuant to Section 5.7 (a) of the Sale & Servicing Agreement

         CLASS A-5            Determination Date                      10/15/98
Cusip # 182743-AM6            Distribution Date                       10/21/98
                              Record Date                             10/19/98
--------------------------------------------------------------------------------

(i) Amount of Principal being paid or distributed in respect of the Notes

                     CLASS A-5 NOTES                                                                 0.00
                     Per $50,000 original principal amount of the Notes                          0.000000


(ii)     Amount of Interest being paid or distributed in respect of the Notes

                     CLASS A-5 NOTES                                                           251,338.89
                     Per $50,000 original principal amount of the Notes                        218.555556


(iii)    (A) Amount of Noteholders' Auction Rate Interest Carryover being paid or distributed in respect of the Notes

                     CLASS A-5 NOTES                                                                 0.00
                     Per $50,000 original principal amount of the Notes                          0.000000

         (B) Remaining Amount of Noteholders' Auction Rate Interest Carryover to be paid or distributed in respect of the Notes

                     CLASS A-5 NOTES                                                                 0.00
                     Per $50,000 original principal amount of the Notes                          0.000000

(iv)     Pool Balance at end of preceding Collection Period                                870,419,460.64

(v) Outstanding Principal amount after giving effect to distributions on this Note Distribution Date:

                     CLASS A-5 NOTES                                                        57,500,000.00

(vi)     Applicable Interest Rate:
                     (a) In general:
                         1. Auction Rate for the prior Interest Period:

                                    CLASS A-5 NOTES
                                       PERIOD 1                                                  5.620000%
                                       PERIOD 2                                                  5.600000%
                                       PERIOD 3                                                  5.600000%
                                     CURRENT RATE            (Based on Auction)                  5.620000%


                         2. NET LOAN RATE
                                      PERIOD 1                                                   6.585500%
                                      PERIOD 2                                                   6.540400%
                                      PERIOD 3                                                   6.270000%

                     (b) Amount of Interest that would have been paid on such
                         Note Distribution Date if Interest was calculated
                         instead based on the Net Loan Rate                                    283,431.56

(vii)    (a) Service Fee for related Collection Period (Pro Rata)                               21,086.84
                     Per $50,000 original principal amount of the Notes                         18.336383

         (b) Service Fee Carryover for related Collection Period
             1. Distributed                                                                          0.00
                     Per $50,000 original principal amount of the Notes                          0.000000

             2. Remaining Balance                                                                    0.00
                     Per $50,000 original principal amount of the Notes                          0.000000


(viii)   Amount of Fees for related Collection Period:

             1.  Administration Fee (Pro Rata)                                                     718.75
                     Per $50,000 original principal amount of the Notes                          0.625000

             2.  Auction Agent Fee (Pro Rata)                                                        0.00
                     Per $50,000 original principal amount of the Notes                          0.000000

             3.  Indenture Trustee Fee (Pro Rata)                                                    0.00
                     Per $50,000 original principal amount of the Notes                          0.000000

             4.  Eligible Lender Trustee Fee (Pro Rata)                                            128.24
                     Per $50,000 original principal amount of the Notes                          0.111512

             5.  Surety Provider Fee (Pro Rata)                                                  3,833.33
                     Per $50,000 original principal amount of the Notes                          3.333333


(ix)     Amount of payments to the Surety Provider in reimbursement of prior draws under any Note Surety Bond or Certificate
         Surety Bond                                                                                 0.00

(x)      Aggregate amount of Realized losses for the related Collection
         period                                                                                      0.00

(xi)     Aggregate amount received with respect to Financed Student
         Loans for which Realized Losses were allocated previously                                   0.00

(xii)    (a) Amount of the distribution attributable to amounts
             in the Reserve Account                                                                  0.00

         (b) Amount of any other withdrawals from the Reserve
             Account for such Distribution Date                                                      0.00

         (c) Amount in the Reserve Account                                                           0.00


(xiii)   Amount of any draw required to be made under a Note Surety bond
         (together with any other information required to make such draw)                            0.00


(xiv)    (a) Portion (if any) of the distribution attributable to amounts on
             deposit in the Pre-Funding Account                                                      0.00

         (b) Amount in the Pre-Funding Account                                                 402,960.84

(xv)     Aggregate amount (if any) paid by the Eligible Lender Trustee for
         Additional Financed Student Loans during the preceding collection
         period                                                                                      0.00

(xvi) Amount in the Pre-Funding Account at the end of the Funding Period to be distributed as a payment of principal in respect of:

                     (a) CLASS A-1 NOTES                                                             0.00
                     (b) CLASS A-1 NOTES  (Only if Class   Notes have been
                                                        ---
                         paid in full)                                                               0.00

(xvii)   Aggregate amount (if any) paid for Financed Student Loans during the
         preceding collection period.                                                                0.00

(xviii)  As of the end of the preceding Collection Period:

         (a) Number of Financed Student Loans that are 30 to 60 days                         6,085,916.51
             Delinquent

         (b) Number of Financed Student Loans that are 61 to 90 days                         3,609,983.98
             Delinquent

         (c) Number of Financed Student Loans that are 91 to 180 days                        5,339,829.68
             Delinquent

         (d) Number of Financed Student Loans that are more than 181 days                    1,542,892.65
             Delinquent

         (e) Number of Financed Student Loans for which claims have been filed
             with the appropriate Guarantor and which are awaiting payment                     970,570.71

(xix)    Parity Percentage             Numerator             961,039,499.25
                                                             --------------
         as of        06/30/98         Denominator           952,249,462.53                        100.92%

(xx)     Excess of amounts deposited into the Collection Account with respect to the sale by the Trust of Serial Loans over the aggregate Purchase amount of such loans (such excess to be distributed to Student
         Holdings)                                                                              45,102.97

(xxi)    Amount of Additional Principal Payments, if any, made on such
         Distribution Date                                                                           0.00


The Money Store, Inc.



By: /s/ Harry Puglisi
   ------------------------------
        Harry Puglisi
          Treasurer

                          TRANS-WORLD INSURANCE COMPANY
                               2840 MORRIS AVENUE
                                 UNION, NJ 07083

--------------------------------------------------------------------------------
                            CLASSNOTES TRUST 1997 - I
         Noteholders' Statement Pursuant to Section 5.7 (a) of the Sale & Servicing Agreement

         CLASS A-5            Determination Date                      09/17/98
Cusip # 182743-AM6            Distribution Date                       09/23/98
                              Record Date                             09/21/98
--------------------------------------------------------------------------------

(i) Amount of Principal being paid or distributed in respect of the Notes

                     CLASS A-5 NOTES                                                                 0.00
                     Per $50,000 original principal amount of the Notes                          0.000000


(ii)     Amount of Interest being paid or distributed in respect of the Notes

                     CLASS A-5 NOTES                                                           250,444.44
                     Per $50,000 original principal amount of the Notes                        217.777778


(iii)    (A) Amount of Noteholders' Auction Rate Interest Carryover being paid or distributed in respect of the Notes

                     CLASS A-5 NOTES                                                                 0.00
                     Per $50,000 original principal amount of the Notes                          0.000000

         (B) Remaining Amount of Noteholders' Auction Rate Interest Carryover to be paid or distributed in respect of the Notes

                     CLASS A-5 NOTES                                                                 0.00
                     Per $50,000 original principal amount of the Notes                          0.000000

(iv)     Pool Balance at end of preceding Collection Period                                881,690,190.20

(v) Outstanding Principal amount after giving effect to distributions on this Note Distribution Date:

                     CLASS A-5 NOTES                                                        57,500,000.00

(vi)     Applicable Interest Rate:
                     (a) In general:
                         1. Auction Rate for the prior Interest Period:

                                    CLASS A-5 NOTES
                                       PERIOD 1                                                  5.650000%
                                       PERIOD 2                                                  5.620000%
                                       PERIOD 3                                                  5.600000%
                                     CURRENT RATE            (Based on Auction)                  5.600000%


                         2. NET LOAN RATE
                                      PERIOD 1                                                   6.659250%
                                      PERIOD 2                                                   6.620800%
                                      PERIOD 3                                                   6.585500%

                     (b) Amount of Interest that would have been paid on such
                         Note Distribution Date if Interest was calculated
                         instead based on the Net Loan Rate                                    292,861.40

(vii)    (a) Service Fee for related Collection Period (Pro Rata)                               22,781.83
                     Per $50,000 original principal amount of the Notes                         19.810287

         (b) Service Fee Carryover for related Collection Period
             1. Distributed                                                                          0.00
                     Per $50,000 original principal amount of the Notes                          0.000000

             2. Remaining Balance                                                                    0.00
                     Per $50,000 original principal amount of the Notes                          0.000000


(viii)   Amount of Fees for related Collection Period:

             1.  Administration Fee (Pro Rata)                                                     718.75
                     Per $50,000 original principal amount of the Notes                          0.625000

             2.  Auction Agent Fee (Pro Rata)                                                        0.00
                     Per $50,000 original principal amount of the Notes                          0.000000

             3.  Indenture Trustee Fee (Pro Rata)                                                    0.00
                     Per $50,000 original principal amount of the Notes                          0.000000

             4.  Eligible Lender Trustee Fee (Pro Rata)                                            126.14
                     Per $50,000 original principal amount of the Notes                          0.109685

             5.  Surety Provider Fee (Pro Rata)                                                  3,961.11
                     Per $50,000 original principal amount of the Notes                          3.444444


(ix)     Amount of payments to the Surety Provider in reimbursement of prior draws under any Note Surety Bond or Certificate
         Surety Bond                                                                                 0.00

(x)      Aggregate amount of Realized losses for the related Collection
         period                                                                                      0.00

(xi)     Aggregate amount received with respect to Financed Student
         Loans for which Realized Losses were allocated previously                                   0.00

(xii)    (a) Amount of the distribution attributable to amounts
             in the Reserve Account                                                                  0.00

         (b) Amount of any other withdrawals from the Reserve
             Account for such Distribution Date                                                      0.00

         (c) Amount in the Reserve Account                                                           0.00


(xiii)   Amount of any draw required to be made under a Note Surety bond
         (together with any other information required to make such draw)                            0.00


(xiv)    (a) Portion (if any) of the distribution attributable to amounts on
             deposit in the Pre-Funding Account                                                      0.00

         (b) Amount in the Pre-Funding Account                                                 402,960.84

(xv)     Aggregate amount (if any) paid by the Eligible Lender Trustee for
         Additional Financed Student Loans during the preceding collection
         period                                                                                      0.00

(xvi) Amount in the Pre-Funding Account at the end of the Funding Period to be distributed as a payment of principal in respect of:

                     (a) CLASS A-1 NOTES                                                             0.00
                     (b) CLASS A-1 NOTES  (Only if Class   Notes have been
                                                        ---
                         paid in full)                                                               0.00

(xvii)   Aggregate amount (if any) paid for Financed Student Loans during the
         preceding collection period.                                                                0.00

(xviii)  As of the end of the preceding Collection Period:

         (a) Number of Financed Student Loans that are 30 to 60 days                         6,085,916.51
             Delinquent

         (b) Number of Financed Student Loans that are 61 to 90 days                         3,609,983.98
             Delinquent

         (c) Number of Financed Student Loans that are 91 to 180 days                        5,339,829.68
             Delinquent

         (d) Number of Financed Student Loans that are more than 181 days                    1,542,892.65
             Delinquent

         (e) Number of Financed Student Loans for which claims have been filed
             with the appropriate Guarantor and which are awaiting payment                     970,570.71

(xix)    Parity Percentage             Numerator             961,039,499.25
                                                             --------------
         as of        06/30/98         Denominator           952,249,462.53                        100.92%

(xx)     Excess of amounts deposited into the Collection Account with respect to the sale by the Trust of Serial Loans over the aggregate Purchase amount of such loans (such excess to be distributed to Student
         Holdings)                                                                              45,102.97

(xxi)    Amount of Additional Principal Payments, if any, made on such
         Distribution Date                                                                           0.00


The Money Store, Inc.



By: /s/ Harry Puglisi
   ------------------------------
        Harry Puglisi
          Treasurer

                          TRANS-WORLD INSURANCE COMPANY
                               2840 MORRIS AVENUE
                                 UNION, NJ 07083

--------------------------------------------------------------------------------
                            CLASSNOTES TRUST 1997 - I
         Noteholders' Statement Pursuant to Section 5.7 (a) of the Sale & Servicing Agreement

         CLASS A-5            Determination Date            08/20/98
Cusip # 182743-AM6            Distribution Date             08/26/98
                              Record Date                   08/24/98
--------------------------------------------------------------------------------

(i) Amount of Principal being paid or distributed in respect of the Notes

                     CLASS A-5 NOTES                                                               0.00
                     Per $50,000 original principal amount of the Notes                        0.000000


(ii)     Amount of Interest being paid or distributed in respect of the Notes

                     CLASS A-5 NOTES                                                         250,444.44
                     Per $50,000 original principal amount of the Notes                      217.777778


(iii)    (A) Amount of Noteholders' Auction Rate Interest Carryover being paid or distributed in respect of the Notes

                     CLASS A-5 NOTES                                                               0.00
                     Per $50,000 original principal amount of the Notes                        0.000000

         (B) Remaining Amount of Noteholders' Auction Rate Interest Carryover to be paid or distributed in respect of the Notes

                     CLASS A-5 NOTES                                                               0.00
                     Per $50,000 original principal amount of the Notes                        0.000000

(iv)     Pool Balance at end of preceding Collection Period                              881,690,190.20

(v) Outstanding Principal amount after giving effect to distributions on this Note Distribution Date:

                     CLASS A-5 NOTES                                                      57,500,000.00

(vi)     Applicable Interest Rate:
                     (a) In general:
                         1. Auction Rate for the prior Interest Period:

                                    CLASS A-5 NOTES
                                       PERIOD 1                                               5.650000%
                                       PERIOD 2                                               5.650000%
                                       PERIOD 3                                               5.620000%
                                     CURRENT RATE            (Based on Auction)               5.600000%


                         2. NET LOAN RATE
                                      PERIOD 1                                                6.659250%
                                      PERIOD 2                                                6.620800%
                                      PERIOD 3                                                6.585500%

                     (b) Amount of Interest that would have been paid on such
                         Note Distribution Date if Interest was calculated
                         instead based on the Net Loan Rate                                  294,630.96

(vii)    (a) Service Fee for related Collection Period (Pro Rata)                             22,781.83
                     Per $50,000 original principal amount of the Notes                       19.810287

         (b) Service Fee Carryover for related Collection Period
             1. Distributed                                                                        0.00
                     Per $50,000 original principal amount of the Notes                        0.000000

             2. Remaining Balance                                                                  0.00
                     Per $50,000 original principal amount of the Notes                        0.000000


(viii)   Amount of Fees for related Collection Period:

             1.  Administration Fee (Pro Rata)                                                   718.75
                     Per $50,000 original principal amount of the Notes                        0.625000

             2.  Auction Agent Fee (Pro Rata)                                                      0.00
                     Per $50,000 original principal amount of the Notes                        0.000000

             3.  Indenture Trustee Fee (Pro Rata)                                                  0.00
                     Per $50,000 original principal amount of the Notes                        0.000000

             4.  Eligible Lender Trustee Fee (Pro Rata)                                          126.14
                     Per $50,000 original principal amount of the Notes                        0.109685

             5.  Surety Provider Fee (Pro Rata)                                                3,961.11
                     Per $50,000 original principal amount of the Notes                        3.444444


(ix)     Amount of payments to the Surety Provider in reimbursement of prior draws under any Note Surety Bond or Certificate
         Surety Bond                                                                               0.00

(x)      Aggregate amount of Realized losses for the related Collection
         period                                                                                    0.00

(xi)     Aggregate amount received with respect to Financed Student
         Loans for which Realized Losses were allocated previously                                 0.00

(xii)    (a) Amount of the distribution attributable to amounts
             in the Reserve Account                                                                0.00

         (b) Amount of any other withdrawals from the Reserve
             Account for such Distribution Date                                                    0.00

         (c) Amount in the Reserve Account                                                         0.00


(xiii)   Amount of any draw required to be made under a Note Surety bond
         (together with any other information required to make such draw)                          0.00


(xiv)    (a) Portion (if any) of the distribution attributable to amounts on
             deposit in the Pre-Funding Account                                                      0.00

         (b) Amount in the Pre-Funding Account                                                 402,960.84

(xv)     Aggregate amount (if any) paid by the Eligible Lender Trustee for
         Additional Financed Student Loans during the preceding collection
         period                                                                                      0.00

(xvi) Amount in the Pre-Funding Account at the end of the Funding Period to be distributed as a payment of principal in respect of:

                     (a) CLASS A-1 NOTES                                                             0.00
                     (b) CLASS A-1 NOTES  (Only if Class   Notes have been
                                                        ---
                         paid in full)                                                               0.00

(xvii)   Aggregate amount (if any) paid for Financed Student Loans during the
         preceding collection period.                                                                0.00

(xviii)  As of the end of the preceding Collection Period:

         (a) Number of Financed Student Loans that are 30 to 60 days                         6,085,916.51
             Delinquent

         (b) Number of Financed Student Loans that are 61 to 90 days                         3,609,983.98
             Delinquent

         (c) Number of Financed Student Loans that are 91 to 180 days                        5,339,829.68
             Delinquent

         (d) Number of Financed Student Loans that are more than 181 days                    1,542,892.65
             Delinquent

         (e) Number of Financed Student Loans for which claims have been filed
             with the appropriate Guarantor and which are awaiting payment                     970,570.71

(xix)    Parity Percentage             Numerator             961,039,499.25
                                                             --------------
         as of        06/30/98         Denominator           952,249,462.53                        100.92%

(xx)     Excess of amounts deposited into the Collection Account with respect to the sale by the Trust of Serial Loans over the aggregate Purchase amount of such loans (such excess to be distributed to Student
         Holdings)                                                                              45,102.97

(xxi)    Amount of Additional Principal Payments, if any, made on such
         Distribution Date                                                                           0.00


The Money Store, Inc.



By: /s/ Harry Puglisi
   ------------------------------
        Harry Puglisi
          Treasurer

                          TRANS-WORLD INSURANCE COMPANY
                               2840 MORRIS AVENUE
                                 UNION, NJ 07083

--------------------------------------------------------------------------------
                            CLASSNOTES TRUST 1997 - I
         Noteholders' Statement Pursuant to Section 5.7 (a) of the Sale & Servicing Agreement

         CLASS A-5            Determination Date                      07/23/98
Cusip # 182743-AM6            Distribution Date                       07/29/98
                              Record Date                             07/27/98
--------------------------------------------------------------------------------

(i) Amount of Principal being paid or distributed in respect of the Notes

                     CLASS A-5 NOTES                                                               0.00
                     Per $50,000 original principal amount of the Notes                        0.000000


(ii)     Amount of Interest being paid or distributed in respect of the Notes

                     CLASS A-5 NOTES                                                         251,338.89
                     Per $50,000 original principal amount of the Notes                      218.555556


(iii)    (A) Amount of Noteholders' Auction Rate Interest Carryover being paid or distributed in respect of the Notes

                     CLASS A-5 NOTES                                                               0.00
                     Per $50,000 original principal amount of the Notes                        0.000000

         (B) Remaining Amount of Noteholders' Auction Rate Interest Carryover to be paid or distributed in respect of the Notes

                     CLASS A-5 NOTES                                                               0.00
                     Per $50,000 original principal amount of the Notes                        0.000000

(iv)     Pool Balance at end of preceding Collection Period                              889,666,941.40

(v) Outstanding Principal amount after giving effect to distributions on this Note Distribution Date:

                     CLASS A-5 NOTES                                                      57,500,000.00

(vi)     Applicable Interest Rate:
                     (a) In general:
                         1. Auction Rate for the prior Interest Period:

                                    CLASS A-5 NOTES
                                       PERIOD 1                                               5.650000%
                                       PERIOD 2                                               5.650000%
                                       PERIOD 3                                               5.650000%
                                     CURRENT RATE            (Based on Auction)               5.620000%


                         2. NET LOAN RATE
                                      PERIOD 1                                           6.614250%
                                      PERIOD 2                                           6.659250%
                                      PERIOD 3                                           6.620800%

                     (b) Amount of Interest that would have been paid on such
                         Note Distribution Date if Interest was calculated
                         instead based on the Net Loan Rate                             296,096.89

(vii)    (a) Service Fee for related Collection Period (Pro Rata)                        21,967.30
                     Per $50,000 original principal amount of the Notes                  19.102000

         (b) Service Fee Carryover for related Collection Period
             1. Distributed                                                                   0.00
                     Per $50,000 original principal amount of the Notes                   0.000000

             2. Remaining Balance                                                             0.00
                     Per $50,000 original principal amount of the Notes                   0.000000


(viii)   Amount of Fees for related Collection Period:

             1.  Administration Fee (Pro Rata)                                              718.75
                     Per $50,000 original principal amount of the Notes                   0.625000

             2.  Auction Agent Fee (Pro Rata)                                                 0.00
                     Per $50,000 original principal amount of the Notes                   0.000000

             3.  Indenture Trustee Fee (Pro Rata)                                             0.00
                     Per $50,000 original principal amount of the Notes                   0.000000

             4.  Eligible Lender Trustee Fee (Pro Rata)                                     125.17
                     Per $50,000 original principal amount of the Notes                   0.108845

             5.  Surety Provider Fee (Pro Rata)                                           3,833.33
                     Per $50,000 original principal amount of the Notes                   3.333333


(ix)     Amount of payments to the Surety Provider in reimbursement of prior draws under any Note Surety Bond or Certificate
         Surety Bond                                                                          0.00

(x)      Aggregate amount of Realized losses for the related Collection
         period                                                                               0.00

(xi)     Aggregate amount received with respect to Financed Student
         Loans for which Realized Losses were allocated previously                            0.00

(xii)    (a) Amount of the distribution attributable to amounts
             in the Reserve Account                                                           0.00

         (b) Amount of any other withdrawals from the Reserve
             Account for such Distribution Date                                               0.00

         (c) Amount in the Reserve Account                                                    0.00


(xiii)   Amount of any draw required to be made under a Note Surety bond
         (together with any other information required to make such draw)                     0.00


(xiv)    (a) Portion (if any) of the distribution attributable to amounts on
             deposit in the Pre-Funding Account                                                  0.00

         (b) Amount in the Pre-Funding Account                                             400,724.57

(xv)     Aggregate amount if any paid by the Eligible Lender Trustee for
         Additional Financed Student Loans during the preceding collection
         period                                                                                  0.00

(xvi) Amount in the Pre-Funding Account at the end of the Funding Period to be distributed as a payment of principal in respect of:

                     (a) CLASS A-1 NOTES                                                         0.00
                     (b) CLASS A-1 NOTES  (Only if Class   Notes have been
                                                        ---
                         paid in full)                                                           0.00

(xvii)   Aggregate amount (if any) paid for Financed Student Loans during the
         preceding collection period.                                                            0.00

(xviii)  As of the end of the preceding Collection Period:

         (a) Number of Financed Student Loans that are 30 to 60 days                     7,134,659.58
             Delinquent

         (b) Number of Financed Student Loans that are 61 to 90 days                     4,090,858.70
             Delinquent

         (c) Number of Financed Student Loans that are 91 to 180 days                    4,658,522.96
             Delinquent

         (d) Number of Financed Student Loans that are more than 181 days                1,524,941.78
             Delinquent

         (e) Number of Financed Student Loans for which claims have been filed
             with the appropriate Guarantor and which are awaiting payment                 828,965.68

(xix)    Parity Percentage             Numerator     963,919,063.07
                                                     --------------
         as of                         Denominator   960,156,438.64                           100.39%

(xx)     Excess of amounts deposited into the Collection Account with respect to the sale by the Trust of Serial Loans over the aggregate Purchase amount of such loans (such excess to be distributed to Student
         Holdings)                                                                          45,102.97

(xxi)    Amount of Additional Principal Payments, if any, made on such
         Distribution Date                                                                       0.00


The Money Store, Inc.



By: /s/ Harry Puglisi
   ------------------------------
        Harry Puglisi
          Treasurer

                          TRANS-WORLD INSURANCE COMPANY
                               2840 MORRIS AVENUE
                                 UNION, NJ 07083

--------------------------------------------------------------------------------
                            CLASSNOTES TRUST 1997 - I
         Noteholders' Statement Pursuant to Section 5.7 (a) of the Sale & Servicing Agreement

         CLASS A-5            Determination Date                      06/25/98
Cusip # 182743-AM6            Distribution Date                       07/01/98
                              Record Date                             06/29/98
--------------------------------------------------------------------------------

(i) Amount of Principal being paid or distributed in respect of the Notes

                     CLASS A-5 NOTES                                                               0.00
                     Per $50,000 original principal amount of the Notes                        0.000000


(ii)     Amount of Interest being paid or distributed in respect of the Notes

                     CLASS A-5 NOTES                                                         252,680.56
                     Per $50,000 original principal amount of the Notes                      219.722222


(iii)    (A) Amount of Noteholders' Auction Rate Interest Carryover being paid or distributed in respect of the Notes

                     CLASS A-5 NOTES                                                               0.00
                     Per $50,000 original principal amount of the Notes                        0.000000

         (B) Remaining Amount of Noteholders' Auction Rate Interest Carryover to be paid or distributed in respect of the Notes

                     CLASS A-5 NOTES                                                               0.00
                     Per $50,000 original principal amount of the Notes                        0.000000

(iv)     Pool Balance at end of preceding Collection Period                              889,666,941.40

(v) Outstanding Principal amount after giving effect to distributions on this Note Distribution Date:

                     CLASS A-5 NOTES                                                      57,500,000.00

(vi)     Applicable Interest Rate:
                     (a) In general:
                         1. Auction Rate for the prior Interest Period:

                                    CLASS A-5 NOTES
                                       PERIOD 1                                               5.650000%
                                       PERIOD 2                                               5.650000%
                                       PERIOD 3                                               5.650000%
                                     CURRENT RATE            (Based on Auction)               5.650000%


                         2. NET LOAN RATE
                                      PERIOD 1                                            6.674200%
                                      PERIOD 2                                            6.614250%
                                      PERIOD 3                                            6.659250%

                     (b) Amount of Interest that would have been paid on such
                         Note Distribution Date if Interest was calculated
                         instead based on the Net Loan Rate                              295,878.07

(vii)    (a) Service Fee for related Collection Period (Pro Rata)                         21,967.30
                     Per $50,000 original principal amount of the Notes                   19.102000

         (b) Service Fee Carryover for related Collection Period
             1. Distributed                                                                    0.00
                     Per $50,000 original principal amount of the Notes                    0.000000

             2. Remaining Balance                                                              0.00
                     Per $50,000 original principal amount of the Notes                    0.000000


(viii)   Amount of Fees for related Collection Period:

             1.  Administration Fee (Pro Rata)                                               718.75
                     Per $50,000 original principal amount of the Notes                    0.625000

             2.  Auction Agent Fee (Pro Rata)                                                  0.00
                     Per $50,000 original principal amount of the Notes                    0.000000

             3.  Indenture Trustee Fee (Pro Rata)                                              0.00
                     Per $50,000 original principal amount of the Notes                    0.000000

             4.  Eligible Lender Trustee Fee (Pro Rata)                                      125.17
                     Per $50,000 original principal amount of the Notes                    0.108845

             5.  Surety Provider Fee (Pro Rata)                                            3,833.33
                     Per $50,000 original principal amount of the Notes                    3.333333


(ix)     Amount of payments to the Surety Provider in reimbursement of prior draws under any Note Surety Bond or Certificate
         Surety Bond                                                                           0.00

(x)      Aggregate amount of Realized losses for the related Collection
         period                                                                                0.00

(xi)     Aggregate amount received with respect to Financed Student
         Loans for which Realized Losses were allocated previously                             0.00

(xii)    (a) Amount of the distribution attributable to amounts
             in the Reserve Account                                                            0.00

         (b) Amount of any other withdrawals from the Reserve
             Account for such Distribution Date                                                0.00

         (c) Amount in the Reserve Account                                                     0.00


(xiii)   Amount of any draw required to be made under a Note Surety bond
         (together with any other information required to make such draw)                      0.00


(xiv)    (a) Portion (if any) of the distribution attributable to amounts on
             deposit in the Pre-Funding Account                                                  0.00

         (b) Amount in the Pre-Funding Account                                             400,724.57

(xv)     Aggregate amount if any paid by the Eligible Lender Trustee for
         Additional Financed Student Loans during the preceding collection
         period                                                                                  0.00

(xvi) Amount in the Pre-Funding Account at the end of the Funding Period to be distributed as a payment of principal in respect of:

                     (a) CLASS A-1 NOTES                                                         0.00
                     (b) CLASS A-1 NOTES  (Only if Class   Notes have been
                                                        ---
                         paid in full)                                                           0.00

(xvii)   Aggregate amount (if any) paid for Financed Student Loans during the
         preceding collection period.                                                            0.00

(xviii)  As of the end of the preceding Collection Period:

         (a) Number of Financed Student Loans that are 30 to 60 days
             Delinquent                                                                  7,134,659.58

         (b) Number of Financed Student Loans that are 61 to 90 days
             Delinquent                                                                  4,090,858.70

         (c) Number of Financed Student Loans that are 91 to 180 days
             Delinquent                                                                  4,658,522.96

         (d) Number of Financed Student Loans that are more than 181 days
             Delinquent                                                                  1,524,941.78

         (e) Number of Financed Student Loans for which claims have been filed
             with the appropriate Guarantor and which are awaiting payment                 828,965.68

(xix)    Parity Percentage             Numerator      963,919,063.07
                                                      --------------
         as of      05/31/98           Denominator    960,156,438.64                          100.39%

(xx)     Excess of amounts deposited into the Collection Account with respect to the sale by the Trust of Serial Loans over the aggregate Purchase amount of such loans (such excess to be distributed to Student
         Holdings)                                                                          45,102.97

(xxi)    Amount of Additional Principal Payments, if any, made on such
         Distribution Date                                                                       0.00


The Money Store, Inc.



By: /s/ Harry Puglisi
   ------------------------------
        Harry Puglisi
          Treasurer

                          TRANS-WORLD INSURANCE COMPANY
                               2840 MORRIS AVENUE
                                 UNION, NJ 07083

--------------------------------------------------------------------------------
                            CLASSNOTES TRUST 1997 - I
         Noteholders' Statement Pursuant to Section 5.7 (a) of the Sale & Servicing Agreement

         CLASS A-5            Determination Date                      05/28/98
Cusip # 182743-AM6            Distribution Date                       06/03/98
                              Record Date                             06/01/98
--------------------------------------------------------------------------------

(i) Amount of Principal being paid or distributed in respect of the Notes

                     CLASS A-5 NOTES                                                               0.00
                     Per $50,000 original principal amount of the Notes                        0.000000


(ii)     Amount of Interest being paid or distributed in respect of the Notes

                     CLASS A-5 NOTES                                                         252,680.56
                     Per $50,000 original principal amount of the Notes                      219.722222

(iii)    (A) Amount of Noteholders' Auction Rate
             Interest Carryover being paid or
             distributed in respect of the Notes

                     CLASS A-5 NOTES                                                               0.00
                     Per $50,000 original principal amount of the Notes                        0.000000

         (B) Remaining Amount of Noteholders' Auction
             Rate Interest Carryover to be paid or
             distributed in respect of the Notes

                     CLASS A-5 NOTES                                                               0.00
                     Per $50,000 original principal amount of the Notes                        0.000000

(iv)     Pool Balance at end of preceding Collection Period                              870,775,455.10

(v) Outstanding Principal amount after giving effect to distributions on this Note Distribution Date:

                     CLASS A-5 NOTES                                                      57,500,000.00

(vi)     Applicable Interest Rate:
                     (a) In general:
                         1. Auction Rate for the prior Interest Period:

                                    CLASS A-5 NOTES
                                       PERIOD 1                                               5.595000%
                                       PERIOD 2                                               5.650000%
                                       PERIOD 3                                               5.650000%
                                     CURRENT RATE            (Based on Auction)               5.650000%


                         2. NET LOAN RATE
                                      PERIOD 1                                            6.740000%
                                      PERIOD 2                                            6.674200%
                                      PERIOD 3                                            6.614250%

                     (b) Amount of Interest that would have been paid on such
                         Note Distribution Date if Interest was calculated
                         instead based on the Net Loan Rate                              295,806.19

(vii)    (a) Service Fee for related Collection Period (Pro Rata)                         21,500.70
                     Per $50,000 original principal amount of the Notes                   18.696261

         (b) Service Fee Carryover for related Collection Period
             1. Distributed                                                                    0.00
                     Per $50,000 original principal amount of the Notes                    0.000000

             2. Remaining Balance                                                              0.00
                     Per $50,000 original principal amount of the Notes                    0.000000


(viii)   Amount of Fees for related Collection Period:

             1.  Administration Fee (Pro Rata)                                               718.75
                     Per $50,000 original principal amount of the Notes                    0.625000

             2.  Auction Agent Fee (Pro Rata)                                                  0.00
                     Per $50,000 original principal amount of the Notes                    0.000000

             3.  Indenture Trustee Fee (Pro Rata)                                              0.00
                     Per $50,000 original principal amount of the Notes                    0.000000

             4.  Eligible Lender Trustee Fee (Pro Rata)                                      124.39
                     Per $50,000 original principal amount of the Notes                    0.108165

             5.  Surety Provider Fee (Pro Rata)                                            3,961.11
                     Per $50,000 original principal amount of the Notes                    3.444444


(ix)     Amount of payments to the Surety Provider in reimbursement of prior draws under any Note Surety Bond or Certificate
         Surety Bond                                                                           0.00

(x)      Aggregate amount of Realized losses for the related Collection
         period                                                                                0.00

(xi)     Aggregate amount received with respect to Financed Student
         Loans for which Realized Losses were allocated previously                             0.00

(xii)    (a) Amount of the distribution attributable to amounts
             in the Reserve Account                                                            0.00

         (b) Amount of any other withdrawals from the Reserve
             Account for such Distribution Date                                                0.00

         (c) Amount in the Reserve Account                                                     0.00


(xiii)   Amount of any draw required to be made under a Note Surety bond
         (together with any other information required to make such draw)                      0.00


(xiv)    (a) Portion (if any) of the distribution attributable to amounts on                     0.00
             deposit in the Pre-Funding Account

         (b) Amount in the Pre-Funding Account                                          26,964,252.79

(xv)     Aggregate amount if any paid by the Eligible Lender Trustee for
         Additional Financed Student Loans during the preceding collection
         period                                                                                  0.00

(xvi) Amount in the Pre-Funding Account at the end of the Funding Period to be distributed as a payment of principal in respect of:

                     (a) CLASS A-1 NOTES                                                         0.00
                     (b) CLASS A-1 NOTES  (Only if Class   Notes have been
                                                        ---
                         paid in full)                                                           0.00

(xvii)   Aggregate amount (if any) paid for Financed Student Loans during the
         preceding collection period.                                                            0.00

(xviii)  As of the end of the preceding Collection Period:

         (a) Number of Financed Student Loans that are 30 to 60 days                     7,748,816.63
             Delinquent

         (b) Number of Financed Student Loans that are 61 to 90 days                     3,912,869.91
             Delinquent

         (c) Number of Financed Student Loans that are 91 to 180 days                    4,184,928.20
             Delinquent

         (d) Number of Financed Student Loans that are more than 181 days                  553,499.99
             Delinquent

         (e) Number of Financed Student Loans for which claims have been filed
             with the appropriate Guarantor and which are awaiting payment                 642,227.54

(xix)    Parity Percentage             Numerator      967,637,091.95
                                                      --------------
         as of      04/30/98           Denominator    965,760,725.35                          100.19%

(xx)     Excess of amounts deposited into the Collection Account with respect to the sale by the Trust of Serial Loans over the aggregate Purchase amount of such loans (such excess to be distributed to Student
         Holdings)                                                                          45,102.97

(xxi)    Amount of Additional Principal Payments, if any, made on such
         Distribution Date                                                                       0.00


The Money Store, Inc.



By: /s/ Harry Puglisi
   ------------------------------
        Harry Puglisi
          Treasurer

                          TRANS-WORLD INSURANCE COMPANY
                               2840 MORRIS AVENUE
                                 UNION, NJ 07083

--------------------------------------------------------------------------------
                            CLASSNOTES TRUST 1997 - I
         Noteholders' Statement Pursuant to Section 5.7 (a) of the Sale & Servicing Agreement

         CLASS A-5            Determination Date        04/30/98
Cusip # 182743-AM6            Distribution Date         05/06/98
                              Record Date               05/04/98
--------------------------------------------------------------------------------

(i) Amount of Principal being paid or distributed in respect of the Notes

                     CLASS A-5 NOTES                                                               0.00
                     Per $50,000 original principal amount of the Notes                        0.000000


(ii)     Amount of Interest being paid or distributed in respect of the Notes

                     CLASS A-5 NOTES                                                         252,680.56
                     Per $50,000 original principal amount of the Notes                      219,722222


(iii)    (A) Amount of Noteholders' Auction Rate Interest Carryover being paid or distributed in respect of the Notes

                     CLASS A-5 NOTES                                                               0.00
                     Per $50,000 original principal amount of the Notes                        0.000000

         (B) Remaining Amount of Noteholders' Auction Rate Interest Carryover to be paid or distributed in respect of the Notes

                     CLASS A-5 NOTES                                                               0.00
                     Per $50,000 original principal amount of the Notes                        0.000000

(iv)     Pool Balance at end of preceding Collection Period                              877,996,963.03

(v) Outstanding Principal amount after giving effect to distributions on this Note Distribution Date:

                     CLASS A-5 NOTES                                                      57,500,000.00

(vi)     Applicable Interest Rate:
                     (a) In general:
                         1. Auction Rate for the prior Interest Period:

                                    CLASS A-5 NOTES
                                       PERIOD 1                                               5.550000%
                                       PERIOD 2                                               5.595000%
                                       PERIOD 3                                               5.650000%
                                     CURRENT RATE            (Based on Auction)               5.650000%


                         2. NET LOAN RATE
                                      PERIOD 1                                             6.740000%
                                      PERIOD 2                                             6.674200%
                                      PERIOD 3                                             6.614250%

                     (b) Amount of Interest that would have been paid on such
                         Note Distribution Date if Interest was calculated
                         instead based on the Net Loan Rate                               297,911.01

(vii)    (a) Service Fee for related Collection Period (Pro Rata)                          21,460.70
                     Per $50,000 original principal amount of the Notes                    18.661478

         (b) Service Fee Carryover for related Collection Period
             1. Distributed                                                                     0.00
                     Per $50,000 original principal amount of the Notes                     0.000000

             2. Remaining Balance                                                               0.00
                     Per $50,000 original principal amount of the Notes                     0.000000


(viii)   Amount of Fees for related Collection Period:

             1.  Administration Fee (Pro Rata)                                                718.75
                     Per $50,000 original principal amount of the Notes                     0.625000

             2.  Auction Agent Fee (Pro Rata)                                                   0.00
                     Per $50,000 original principal amount of the Notes                     0.000000

             3.  Indenture Trustee Fee (Pro Rata)                                               0.00
                     Per $50,000 original principal amount of the Notes                     0.000000

             4.  Eligible Lender Trustee Fee (Pro Rata)                                       123.87
                     Per $50,000 original principal amount of the Notes                     0.107709

             5.  Surety Provider Fee (Pro Rata)                                             3,833.33
                     Per $50,000 original principal amount of the Notes                     3.333333


(ix)     Amount of payments to the Surety Provider in reimbursement of prior draws under any Note Surety Bond or Certificate
         Surety Bond                                                                            0.00

(x)      Aggregate amount of Realized losses for the related Collection
         period                                                                                 0.00

(xi)     Aggregate amount received with respect to Financed Student
         Loans for which Realized Losses were allocated previously                              0.00

(xii)    (a) Amount of the distribution attributable to amounts
             in the Reserve Account                                                             0.00

         (b) Amount of any other withdrawals from the Reserve
             Account for such Distribution Date                                                 0.00

         (c) Amount in the Reserve Account                                                      0.00


(xiii)   Amount of any draw required to be made under a Note Surety bond
         (together with any other information required to make such draw)                       0.00


(xiv)    (a) Portion (if any) of the distribution attributable to amounts on
             deposit in the Pre-Funding Account                                                  0.00

         (b) Amount in the Pre-Funding Account                                          26,844,801.46

(xv)     Aggregate amount (if any) paid by the Eligible Lender Trustee for
         Additional Financed Student Loans during the preceding collection
         period                                                                                  0.00

(xvi) Amount in the Pre-Funding Account at the end of the Funding Period to be distributed as a payment of principal in respect of:

                     (a) CLASS A-1 NOTES                                                         0.00
                     (b) CLASS A-1 NOTES  (Only if Class   Notes have been
                                                        ---
                         paid in full)                                                           0.00

(xvii)   Aggregate amount (if any) paid for Financed Student Loans during the
         preceding collection period.                                                            0.00

(xviii)  As of the end of the preceding Collection Period:

         (a) Number of Financed Student Loans that are 30 to 60 days
             Delinquent                                                                  7,395,020.97

         (b) Number of Financed Student Loans that are 61 to 90 days
             Delinquent                                                                  2,449,466.28

         (c) Number of Financed Student Loans that are 91 to 180 days
             Delinquent                                                                  4,232,057.10

         (d) Number of Financed Student Loans that are more than 181 days
             Delinquent                                                                    356,562.10

         (e) Number of Financed Student Loans for which claims have been filed
             with the appropriate Guarantor and which are awaiting payment                 627,450.63

(xix)    Parity Percentage             Numerator        970,889,438.27
                                                        --------------
         as of      03/31/98           Denominator      969,600,040.41                        100.13%

(xx)     Excess of amounts deposited into the Collection Account with respect to the sale by the Trust of Serial Loans over the aggregate Purchase amount of such loans (such excess to be distributed to Student
         Holdings)                                                                          45,102.97

(xxi)    Amount of Additional Principal Payments, if any, made on such
         Distribution Date                                                                       0.00


The Money Store, Inc.



By: /s/ Harry Puglisi
   ------------------------------
        Harry Puglisi
          Treasurer

                          TRANS-WORLD INSURANCE COMPANY
                               2840 MORRIS AVENUE
                                 UNION, NJ 07083

--------------------------------------------------------------------------------
                            CLASSNOTES TRUST 1997 - I
         Noteholders' Statement Pursuant to Section 5.7 (a) of the Sale & Servicing Agreement

         CLASS A-5            Determination Date        04/02/98
Cusip # 182743-AM6            Distribution Date         04/08/98
                              Record Date               04/06/98
--------------------------------------------------------------------------------

(i) Amount of Principal being paid or distributed in respect of the Notes

                     CLASS A-5 NOTES                                                               0.00
                     Per $50,000 original principal amount of the Notes                        0.000000


(ii)     Amount of Interest being paid or distributed in respect of the Notes

                     CLASS A-5 NOTES                                                         252,680.56
                     Per $50,000 original principal amount of the Notes                      219.722222


(iii)    (A) Amount of Noteholders' Auction Rate Interest Carryover being paid or distributed in respect of the Notes

                     CLASS A-5 NOTES                                                               0.00
                     Per $50,000 original principal amount of the Notes                        0.000000

         (B) Remaining Amount of Noteholders' Auction Rate Interest Carryover to be paid or distributed in respect of the Notes

                     CLASS A-5 NOTES                                                               0.00
                     Per $50,000 original principal amount of the Notes                        0.000000

(iv)     Pool Balance at end of preceding Collection Period                              523,381,127.52

(v) Outstanding Principal amount after giving effect to distributions on this Note Distribution Date:

                     CLASS A-5 NOTES                                                      57,500,000.00

(vi)     Applicable Interest Rate:
                     (a) In general:
                         1. Auction Rate for the prior Interest Period:

                                    CLASS A-5 NOTES
                                       PERIOD 1                                               5.960000%
                                       PERIOD 2                                               5.550000%
                                       PERIOD 3                                               5.595000%
                                     CURRENT RATE            (Based on Auction)               5.650000%


                         2. NET LOAN RATE
                                      PERIOD 1                                             6.668750%
                                      PERIOD 2                                             6.740000%
                                      PERIOD 3                                             6.674200%

                     (b) Amount of Interest that would have been paid on such
                         Note Distribution Date if Interest was calculated
                         instead based on the Net Loan Rate                               300,587.00

(vii)    (a) Service Fee for related Collection Period (Pro Rata)                          13,696.19
                     Per $50,000 original principal amount of the Notes                    11.909730

         (b) Service Fee Carryover for related Collection Period
             1. Distributed                                                                     0.00
                     Per $50,000 original principal amount of the Notes                     0.000000

             2. Remaining Balance                                                               0.00
                     Per $50,000 original principal amount of the Notes                     0.000000


(viii)   Amount of Fees for related Collection Period:

             1.  Administration Fee (Pro Rata)                                                718.75
                     Per $50,000 original principal amount of the Notes                     0.625000

             2.  Auction Agent Fee (Pro Rata)                                                   0.00
                     Per $50,000 original principal amount of the Notes                     0.000000

             3.  Indenture Trustee Fee (Pro Rata)                                               0.00
                     Per $50,000 original principal amount of the Notes                     0.000000

             4.  Eligible Lender Trustee Fee (Pro Rata)                                       123.39
                     Per $50,000 original principal amount of the Notes                     0.107294

             5.  Surety Provider Fee (Pro Rata)                                             3,961.11
                     Per $50,000 original principal amount of the Notes                     3.444444


(ix)     Amount of payments to the Surety Provider in reimbursement of prior draws under any Note Surety Bond or Certificate
         Surety Bond                                                                            0.00

(x)      Aggregate amount of Realized losses for the related Collection
         period                                                                                 0.00

(xi)     Aggregate amount received with respect to Financed Student
         Loans for which Realized Losses were allocated previously                              0.00

(xii)    (a) Amount of the distribution attributable to amounts
             in the Reserve Account                                                             0.00

         (b) Amount of any other withdrawals from the Reserve
             Account for such Distribution Date                                                 0.00

         (c) Amount in the Reserve Account                                                      0.00


(xiii)   Amount of any draw required to be made under a Note Surety bond
         (together with any other information required to make such draw)                       0.00


(xiv)    (a) Portion (if any) of the distribution attributable to amounts on
             deposit in the Pre-Funding Account                                                  0.00

         (b) Amount in the Pre-Funding Account                                                   0.00

(xv)     Aggregate amount (if any) paid by the Eligible Lender Trustee for
         Additional Financed Student Loans during the preceding collection
         period                                                                                  0.00

(xvi) Amount in the Pre-Funding Account at the end of the Funding Period to be distributed as a payment of principal in respect of:

                     (a) CLASS A-1 NOTES                                                         0.00
                     (b) CLASS A-1 NOTES  (Only if Class   Notes have been
                                                        ---
                         paid in full)                                                           0.00

(xvii)   Aggregate amount (if any) paid for Financed Student Loans during the
         preceding collection period.                                                            0.00

(xviii)  As of the end of the preceding Collection Period:

         (a) Number of Financed Student Loans that are 30 to 60 days
             Delinquent                                                                  4,959,446.92

         (b) Number of Financed Student Loans that are 61 to 90 days
             Delinquent                                                                  3,991,653.80

         (c) Number of Financed Student Loans that are 91 to 180 days
             Delinquent                                                                  2,842,288.72

         (d) Number of Financed Student Loans that are more than 181 days
             Delinquent                                                                    379,030.49

         (e) Number of Financed Student Loans for which claims have been filed
             with the appropriate Guarantor and which are awaiting payment                 433,753.86

(xix)    Parity Percentage             Numerator        563,711,193.35
                                                        --------------
         as of      02/28/98           Denominator      562,598,988.98                        100.20%

(xx)     Excess of amounts deposited into the Collection Account with respect to the sale by the Trust of Serial Loans over the aggregate Purchase amount of such loans (such excess to be distributed to Student
         Holdings)                                                                          45,042.06

(xxi)    Amount of Additional Principal Payments, if any, made on such
         Distribution Date                                                                       0.00


The Money Store, Inc.



By: /s/ Harry Puglisi
   ------------------------------
        Harry Puglisi
          Treasurer

                          TRANS-WORLD INSURANCE COMPANY
                               2840 MORRIS AVENUE
                                 UNION, NJ 07083

--------------------------------------------------------------------------------
                            CLASSNOTES TRUST 1997 - I
         Noteholders' Statement Pursuant to Section 5.7 (a) of the Sale & Servicing Agreement

         CLASS A-6            Determination Date                 12/17/98
Cusip # 182743-AN4            Distribution Date                  12/23/98
                              Record Date                        12/21/98
--------------------------------------------------------------------------------

(i) Amount of Principal being paid or distributed in respect of the Notes

                     CLASS A-6 NOTES                                                               0.00
                     Per $50,000 original principal amount of the Notes                        0.000000


(ii)     Amount of Interest being paid or distributed in respect of the Notes

                     CLASS A-6 NOTES                                                         237,027.78
                     Per $50,000 original principal amount of the Notes                      206.111111


(iii)    (A) Amount of Noteholders' Auction Rate Interest Carryover being paid or distributed in respect of the Notes

                     CLASS A-6 NOTES                                                               0.00
                     Per $50,000 original principal amount of the Notes                        0.000000

         (B) Remaining Amount of Noteholders' Auction Rate Interest Carryover to be paid or distributed in respect of the Notes

                     CLASS A-6 NOTES                                                               0.00
                     Per $50,000 original principal amount of the Notes                        0.000000

(iv)     Pool Balance at end of preceding Collection Period                              860,576,423.59


(v) Outstanding Principal amount after giving effect to distributions on this Note Distribution Date:

                     CLASS A-6 NOTES                                                      57,500,000.00

(vi)     Applicable Interest Rate:
                     (a) In general:
                         1. Auction Rate for the prior Interest Period:

                                    CLASS A-6 NOTES
                                       PERIOD 1                                               5.600000%
                                       PERIOD 2                                               5.400000%
                                       PERIOD 3                                               5.450000%
                                     CURRENT RATE            (Based on Auction)               5.300000%


                         2. NET LOAN RATE
                                      PERIOD 1                                           6.540400%
                                      PERIOD 2                                           6.270000%
                                      PERIOD 3                                           6.230000%

                     (b) Amount of Interest that would have been paid on such
                         Note Distribution Date if Interest was calculated
                         instead based on the Net Loan Rate                             526,987.50

(vii)    (a) Service Fee for related Collection Period (Pro Rata)                        21,503.51
                     Per $50,000 original principal amount of the Notes                  18.698704

         (b) Service Fee Carryover for related Collection Period
             1. Distributed                                                                   0.00
                     Per $50,000 original principal amount of the Notes                   0.000000

             2. Remaining Balance                                                             0.00
                     Per $50,000 original principal amount of the Notes                   0.000000


(viii)   Amount of Fees for related Collection Period:

             1.  Administration Fee (Pro Rata)                                              718.75
                     Per $50,000 original principal amount of the Notes                   0.625000

             2.  Auction Agent Fee (Pro Rata)                                                 0.00
                     Per $50,000 original principal amount of the Notes                   0.000000

             3.  Indenture Trustee Fee (Pro Rata)                                             0.00
                     Per $50,000 original principal amount of the Notes                   0.000000

             4.  Eligible Lender Trustee Fee (Pro Rata)                                     129.63
                     Per $50,000 original principal amount of the Notes                   0.112718

             5.  Surety Provider Fee (Pro Rata)                                           3,833.33
                     Per $50,000 original principal amount of the Notes                   3.333333


(ix)     Amount of payments to the Surety Provider in reimbursement of prior draws under any Note Surety Bond or Certificate
         Surety Bond                                                                          0.00

(x)      Aggregate amount of Realized losses for the related Collection
         period                                                                               0.00

(xi)     Aggregate amount received with respect to Financed Student
         Loans for which Realized Losses were allocated previously                            0.00

(xii)    (a) Amount of the distribution attributable to amounts
             in the Reserve Account                                                           0.00

         (b) Amount of any other withdrawals from the Reserve
             Account for such Distribution Date                                               0.00

         (c) Amount in the Reserve Account                                                    0.00


(xiii)   Amount of any draw required to be made under a Note Surety bond
         (together with any other information required to make such draw)                     0.00


(xiv)    (a) Portion (if any) of the distribution attributable to amounts on
             deposit in the Pre-Funding Account                                                  0.00

         (b) Amount in the Pre-Funding Account                                               4,233.70

(xv)     Aggregate amount (if any) paid by the Eligible Lender Trustee for
         Additional Financed Student Loans during the preceding collection
         period                                                                                  0.00

(xvi) Amount in the Pre-Funding Account at the end of the Funding Period to be distributed as a payment of principal in respect of:

                     (a) CLASS A-1 NOTES                                                         0.00
                     (b) CLASS A-1 NOTES  (Only if Class   Notes have been
                                                        ---
                         paid in full)                                                           0.00

(xvii)   Aggregate amount (if any) paid for Financed Student Loans during the
         preceding collection period.                                                            0.00

(xviii)  As of the end of the preceding Collection Period:

         (a) Number of Financed Student Loans that are 30 to 60 days                     8,358,523.67
             Delinquent

         (b) Number of Financed Student Loans that are 61 to 90 days                     4,044,816.26
             Delinquent

         (c) Number of Financed Student Loans that are 91 to 180 days                    7,523,663.21
             Delinquent

         (d) Number of Financed Student Loans that are more than 181 days                1,864,386.03
             Delinquent

         (e) Number of Financed Student Loans for which claims have been filed           1,687,173.14
             with the appropriate Guarantor and which are awaiting payment

(xix)    Parity Percentage             Numerator    917,728,922.44
                                                    --------------
         as of 10/31/98                Denominator  926,829,229.43                             99.02%

(xx)     Excess of amounts deposited into the Collection Account with respect to the sale by the Trust of Serial Loans over the aggregate Purchase amount of such loans (such excess to be distributed to Student
         Holdings)                                                                               0.00

(xxi)    Amount of Additional Principal Payments, if any, made on such
         Distribution Date                                                                       0.00


The Money Store, Inc.



By: /s/ Harry Puglisi
   ------------------------------
        Harry Puglisi
          Treasurer

                          TRANS-WORLD INSURANCE COMPANY
                               2840 MORRIS AVENUE
                                 UNION, NJ 07083

--------------------------------------------------------------------------------
                            CLASSNOTES TRUST 1997 - I
         Noteholders' Statement Pursuant to Section 5.7 (a) of the Sale & Servicing Agreement

         CLASS A-6            Determination Date                 11/19/98
Cusip # 182743-AN4            Distribution Date                  11/25/98
                              Record Date                        11/23/98
--------------------------------------------------------------------------------

(i) Amount of Principal being paid or distributed in respect of the Notes

                     CLASS A-6 NOTES                                                               0.00
                     Per $50,000 original principal amount of the Notes                        0.000000


(ii)     Amount of Interest being paid or distributed in respect of the Notes

                     CLASS A-6 NOTES                                                         243,736.11
                     Per $50,000 original principal amount of the Notes                      211.944444


(iii)    (A) Amount of Noteholders' Auction Rate Interest Carryover being paid or distributed in respect of the Notes

                     CLASS A-6 NOTES                                                               0.00
                     Per $50,000 original principal amount of the Notes                        0.000000

         (B) Remaining Amount of Noteholders' Auction Rate Interest Carryover to be paid or distributed in respect of the Notes

                     CLASS A-6 NOTES                                                               0.00
                     Per $50,000 original principal amount of the Notes                        0.000000

(iv)     Pool Balance at end of preceding Collection Period                              865,922,060.87


(v) Outstanding Principal amount after giving effect to distributions on this Note Distribution Date:

                     CLASS A-6 NOTES                                                      57,500,000.00

(vi)     Applicable Interest Rate:
                     (a) In general:
                         1. Auction Rate for the prior Interest Period:

                                    CLASS A-6 NOTES
                                       PERIOD 1                                               5.590000%
                                       PERIOD 2                                               5.600000%
                                       PERIOD 3                                               5.400000%
                                     CURRENT RATE            (Based on Auction)               5.450000%


                         2. NET LOAN RATE
                                      PERIOD 1                                           6.540400%
                                      PERIOD 2                                           6.270000%
                                      PERIOD 3                                           6.220000%

                     (b) Amount of Interest that would have been paid on such
                         Note Distribution Date if Interest was calculated
                         instead based on the Net Loan Rate                             278,411.81

(vii)    (a) Service Fee for related Collection Period (Pro Rata)                        21,288.37
                     Per $50,000 original principal amount of the Notes                  18.511626

         (b) Service Fee Carryover for related Collection Period
             1. Distributed                                                                   0.00
                     Per $50,000 original principal amount of the Notes                   0.000000

             2. Remaining Balance                                                             0.00
                     Per $50,000 original principal amount of the Notes                   0.000000


(viii)   Amount of Fees for related Collection Period:

             1.  Administration Fee (Pro Rata)                                              718.75
                     Per $50,000 original principal amount of the Notes                   0.625000

             2.  Auction Agent Fee (Pro Rata)                                                 0.00
                     Per $50,000 original principal amount of the Notes                   0.000000

             3.  Indenture Trustee Fee (Pro Rata)                                             0.00
                     Per $50,000 original principal amount of the Notes                   0.000000

             4.  Eligible Lender Trustee Fee (Pro Rata)                                     128.67
                     Per $50,000 original principal amount of the Notes                   0.111886

             5.  Surety Provider Fee (Pro Rata)                                           3,961.11
                     Per $50,000 original principal amount of the Notes                   3.444444


(ix)     Amount of payments to the Surety Provider in reimbursement of prior draws under any Note Surety Bond or Certificate
         Surety Bond                                                                          0.00

(x)      Aggregate amount of Realized losses for the related Collection
         period                                                                               0.00

(xi)     Aggregate amount received with respect to Financed Student
         Loans for which Realized Losses were allocated previously                            0.00

(xii)    (a) Amount of the distribution attributable to amounts
             in the Reserve Account                                                           0.00

         (b) Amount of any other withdrawals from the Reserve
             Account for such Distribution Date                                               0.00

         (c) Amount in the Reserve Account                                                    0.00


(xiii)   Amount of any draw required to be made under a Note Surety bond
         (together with any other information required to make such draw)                     0.00


(xiv)    (a) Portion (if any) of the distribution attributable to amounts on
             deposit in the Pre-Funding Account                                                  0.00

         (b) Amount in the Pre-Funding Account                                               4,214.94

(xv)     Aggregate amount (if any) paid by the Eligible Lender Trustee for
         Additional Financed Student Loans during the preceding collection
         period                                                                                  0.00

(xvi) Amount in the Pre-Funding Account at the end of the Funding Period to be distributed as a payment of principal in respect of:

                     (a) CLASS A-1 NOTES                                                         0.00
                     (b) CLASS A-1 NOTES  (Only if Class   Notes have been
                                                        ---
                         paid in full)                                                           0.00

(xvii)   Aggregate amount (if any) paid for Financed Student Loans during the
         preceding collection period.                                                            0.00

(xviii)  As of the end of the preceding Collection Period:

         (a) Number of Financed Student Loans that are 30 to 60 days                     7,781,000.10
             Delinquent

         (b) Number of Financed Student Loans that are 61 to 90 days                     6,782,958.71
             Delinquent

         (c) Number of Financed Student Loans that are 91 to 180 days                    5,445,452.90
             Delinquent

         (d) Number of Financed Student Loans that are more than 181 days                1,778,182.51
             Delinquent

         (e) Number of Financed Student Loans for which claims have been filed
             with the appropriate Guarantor and which are awaiting payment               1,932,208.00

(xix)    Parity Percentage             Numerator        N/A
                                                   -------------
         as of 09/30/98                Denominator      N/A                                    N/A

(xx)     Excess of amounts deposited into the Collection Account with respect to the sale by the Trust of Serial Loans over the aggregate Purchase amount of such loans (such excess to be distributed to Student
         Holdings)                                                                               0.00

(xxi)    Amount of Additional Principal Payments, if any, made on such
         Distribution Date                                                                       0.00


The Money Store, Inc.



By: /s/ Harry Puglisi
   ------------------------------
        Harry Puglisi
          Treasurer

                          TRANS-WORLD INSURANCE COMPANY
                               2840 MORRIS AVENUE
                                 UNION, NJ 07083

--------------------------------------------------------------------------------
                            CLASSNOTES TRUST 1997 - I
         Noteholders' Statement Pursuant to Section 5.7 (a) of the Sale & Servicing Agreement

         CLASS A-6            Determination Date                 10/22/98
Cusip # 182743-AN4            Distribution Date                  10/28/98
                              Record Date                        10/26/98
--------------------------------------------------------------------------------

(i) Amount of Principal being paid or distributed in respect of the Notes

                     CLASS A-6 NOTES                                                               0.00
                     Per $50,000 original principal amount of the Notes                        0.000000


(ii)     Amount of Interest being paid or distributed in respect of the Notes

                     CLASS A-6 NOTES                                                         241,500.00
                     Per $50,000 original principal amount of the Notes                      210.000000


(iii)    (A) Amount of Noteholders' Auction Rate Interest Carryover being paid or distributed in respect of the Notes

                     CLASS A-6 NOTES                                                               0.00
                     Per $50,000 original principal amount of the Notes                        0.000000

         (B) Remaining Amount of Noteholders' Auction Rate Interest Carryover to be paid or distributed in respect of the Notes

                     CLASS A-6 NOTES                                                               0.00
                     Per $50,000 original principal amount of the Notes                        0.000000

(iv)     Pool Balance at end of preceding Collection Period                              870,419,460.64


(v) Outstanding Principal amount after giving effect to distributions on this Note Distribution Date:

                     CLASS A-6 NOTES                                                      57,500,000.00

(vi)     Applicable Interest Rate:
                     (a) In general:
                         1. Auction Rate for the prior Interest Period:

                                    CLASS A-6 NOTES
                                       PERIOD 1                                               5.620000%
                                       PERIOD 2                                               5.590000%
                                       PERIOD 3                                               5.600000%
                                     CURRENT RATE            (Based on Auction)               5.400000%


                         2. NET LOAN RATE
                                      PERIOD 1                                           O.OOOO00%
                                      PERIOD 2                                           O.OOOO00%
                                      PERIOD 3                                           O.OOOO00%

                     (b) Amount of Interest that would have been paid on such
                         Note Distribution Date if Interest was calculated
                         instead based on the Net Loan Rate                             280,408.33

(vii)    (a) Service Fee for related Collection Period (Pro Rata)                        21,086.84
                     Per $50,000 original principal amount of the Notes                  18.336383

         (b) Service Fee Carryover for related Collection Period
             1. Distributed                                                                   0.00
                     Per $50,000 original principal amount of the Notes                   0.000000

             2. Remaining Balance                                                             0.00
                     Per $50,000 original principal amount of the Notes                   0.000000


(viii)   Amount of Fees for related Collection Period:

             1.  Administration Fee (Pro Rata)                                              718.75
                     Per $50,000 original principal amount of the Notes                   0.625000

             2.  Auction Agent Fee (Pro Rata)                                                 0.00
                     Per $50,000 original principal amount of the Notes                   0.000000

             3.  Indenture Trustee Fee (Pro Rata)                                             0.00
                     Per $50,000 original principal amount of the Notes                   0.000000

             4.  Eligible Lender Trustee Fee (Pro Rata)                                     128.24
                     Per $50,000 original principal amount of the Notes                   0.111512

             5.  Surety Provider Fee (Pro Rata)                                           3,833.33
                     Per $50,000 original principal amount of the Notes                   3.333333


(ix)     Amount of payments to the Surety Provider in reimbursement of prior draws under any Note Surety Bond or Certificate
         Surety Bond                                                                          0.00

(x)      Aggregate amount of Realized losses for the related Collection
         period                                                                               0.00

(xi)     Aggregate amount received with respect to Financed Student
         Loans for which Realized Losses were allocated previously                            0.00

(xii)    (a) Amount of the distribution attributable to amounts
             in the Reserve Account                                                           0.00

         (b) Amount of any other withdrawals from the Reserve
             Account for such Distribution Date                                               0.00

         (c) Amount in the Reserve Account                                                    0.00


(xiii)   Amount of any draw required to be made under a Note Surety bond
         (together with any other information required to make such draw)                     0.00


(xiv)    (a) Portion (if any) of the distribution attributable to amounts on
             deposit in the Pre-Funding Account                                                  0.00

         (b) Amount in the Pre-Funding Account                                             402,960.84

(xv)     Aggregate amount if any paid by the Eligible Lender Trustee for
         Additional Financed Student Loans during the preceding collection
         period                                                                                  0.00

(xvi) Amount in the Pre-Funding Account at the end of the Funding Period to be distributed as a payment of principal in respect of:

                     (a) CLASS A-1 NOTES                                                         0.00
                     (b) CLASS A-1 NOTES  (Only if Class   Notes have been
                                                        ---
                         paid in full)                                                           0.00

(xvii)   Aggregate amount (if any) paid for Financed Student Loans during the
         preceding collection period.                                                            0.00

(xviii)  As of the end of the preceding Collection Period:

         (a) Number of Financed Student Loans that are 30 to 60 days                     6,085,916.51
             Delinquent

         (b) Number of Financed Student Loans that are 61 to 90 days                     3,609,983.98
             Delinquent

         (c) Number of Financed Student Loans that are 91 to 180 days                    5,339,829.68
             Delinquent

         (d) Number of Financed Student Loans that are more than 181 days                1,542,892.65
             Delinquent

         (e) Number of Financed Student Loans for which claims have been filed
             with the appropriate Guarantor and which are awaiting payment                 970,570.71

(xix)    Parity Percentage             Numerator    961,039,499.25
                                                    --------------
         as of 06/30/98                Denominator  952.249.462.53                            100.92%

(xx)     Excess of amounts deposited into the Collection Account with respect to the sale by the Trust of Serial Loans over the aggregate Purchase amount of such loans (such excess to be distributed to Student
         Holdings)                                                                          45,102.97

(xxi)    Amount of Additional Principal Payments, if any, made on such
         Distribution Date                                                                       0.00


The Money Store, Inc.



By: /s/ Harry Puglisi
   ------------------------------
        Harry Puglisi
          Treasurer

                          TRANS-WORLD INSURANCE COMPANY
                               2840 MORRIS AVENUE
                                 UNION, NJ 07083

--------------------------------------------------------------------------------
                            CLASSNOTES TRUST 1997 - I
         Noteholders' Statement Pursuant to Section 5.7 (a) of the Sale & Servicing Agreement

         CLASS A-6            Determination Date                 09/24/98
Cusip # 182743-AN4            Distribution Date                  09/30/98
                              Record Date                        09/28/98
--------------------------------------------------------------------------------

(i) Amount of Principal being paid or distributed in respect of the Notes

                     CLASS A-6 NOTES                                                               0.00
                     Per $50,000 original principal amount of the Notes                        0.000000


(ii)     Amount of Interest being paid or distributed in respect of the Notes

                     CLASS A-6 NOTES                                                         250,444.44
                     Per $50,000 original principal amount of the Notes                      217.777778


(iii)    (A) Amount of Noteholders' Auction Rate Interest Carryover being paid or distributed in respect of the Notes

                     CLASS A-6 NOTES                                                               0.00
                     Per $50,000 original principal amount of the Notes                        0.000000

         (B) Remaining Amount of Noteholders' Auction Rate Interest Carryover to be paid or distributed in respect of the Notes

                     CLASS A-6 NOTES                                                               0.00
                     Per $50,000 original principal amount of the Notes                        0.000000

(iv)     Pool Balance at end of preceding Collection Period                              881,690,190.20


(v) Outstanding Principal amount after giving effect to distributions on this Note Distribution Date:

                     CLASS A-6 NOTES                                                      57,500,000.00

(vi)     Applicable Interest Rate:
                     (a) In general:
                         1. Auction Rate for the prior Interest Period:

                                    CLASS A-6 NOTES
                                       PERIOD 1                                               5.640000%
                                       PERIOD 2                                               5.620000%
                                       PERIOD 3                                               5.590000%
                                     CURRENT RATE            (Based on Auction)               5.600000%


                         2. NET LOAN RATE
                                      PERIOD 1                                           6.659250%
                                      PERIOD 2                                           6.620800%
                                      PERIOD 3                                           6.585500%

                     (b) Amount of Interest that would have been paid on such
                         Note Distribution Date if Interest was calculated
                         instead based on the Net Loan Rate                             292,501.22

(vii)    (a) Service Fee for related Collection Period (Pro Rata)                        22,781.83
                     Per $50,000 original principal amount of the Notes                  19.810287

         (b) Service Fee Carryover for related Collection Period
             1. Distributed                                                                   0.00
                     Per $50,000 original principal amount of the Notes                   0.000000

             2. Remaining Balance                                                             0.00
                     Per $50,000 original principal amount of the Notes                   0.000000


(viii)   Amount of Fees for related Collection Period:

             1.  Administration Fee (Pro Rata)                                              718.75
                     Per $50,000 original principal amount of the Notes                   0.625000

             2.  Auction Agent Fee (Pro Rata)                                                 0.00
                     Per $50,000 original principal amount of the Notes                   0.000000

             3.  Indenture Trustee Fee (Pro Rata)                                             0.00
                     Per $50,000 original principal amount of the Notes                   0.000000

             4.  Eligible Lender Trustee Fee (Pro Rata)                                     126.14
                     Per $50,000 original principal amount of the Notes                   0.109685

             5.  Surety Provider Fee (Pro Rata)                                           3,961.11
                     Per $50,000 original principal amount of the Notes                   3.444444


(ix)     Amount of payments to the Surety Provider in reimbursement of prior draws under any Note Surety Bond or Certificate
         Surety Bond                                                                          0.00

(x)      Aggregate amount of Realized losses for the related Collection
         period                                                                               0.00

(xi)     Aggregate amount received with respect to Financed Student
         Loans for which Realized Losses were allocated previously                            0.00

(xii)    (a) Amount of the distribution attributable to amounts
             in the Reserve Account                                                           0.00

         (b) Amount of any other withdrawals from the Reserve
             Account for such Distribution Date                                               0.00

         (c) Amount in the Reserve Account                                                    0.00


(xiii)   Amount of any draw required to be made under a Note Surety bond
         (together with any other information required to make such draw)                     0.00


(xiv)    (a) Portion (if any) of the distribution attributable to amounts on
             deposit in the Pre-Funding Account                                                  0.00

         (b) Amount in the Pre-Funding Account                                             402,960.84

(xv)     Aggregate amount (if any) paid by the Eligible Lender Trustee for
         Additional Financed Student Loans during the preceding collection
         period                                                                                  0.00

(xvi) Amount in the Pre-Funding Account at the end of the Funding Period to be distributed as a payment of principal in respect of:

                     (a) CLASS A-1 NOTES                                                         0.00
                     (b) CLASS A-1 NOTES  (Only if Class   Notes have been
                                                        ---
                         paid in full)                                                           0.00

(xvii)   Aggregate amount (if any) paid for Financed Student Loans during the
         preceding collection period.                                                            0.00

(xviii)  As of the end of the preceding Collection Period:

         (a) Number of Financed Student Loans that are 30 to 60 days                     6,085,916.51
             Delinquent

         (b) Number of Financed Student Loans that are 61 to 90 days                     3,609,983.98
             Delinquent

         (c) Number of Financed Student Loans that are 91 to 180 days                    5,339,829.68
             Delinquent

         (d) Number of Financed Student Loans that are more than 181 days                1,542,892.65
             Delinquent

         (e) Number of Financed Student Loans for which claims have been filed
             with the appropriate Guarantor and which are awaiting payment                 970,570.71

(xix)    Parity Percentage             Numerator    961,039,499.25
                                                    --------------
         as of 06/30/98                Denominator  952,249,462.53                            100.92%

(xx)     Excess of amounts deposited into the Collection Account with respect to the sale by the Trust of Serial Loans over the aggregate Purchase amount of such loans (such excess to be distributed to Student
         Holdings)                                                                         45,102.97

(xxi)    Amount of Additional Principal Payments, if any, made on such
         Distribution Date                                                                       0.00


The Money Store, Inc.



By: /s/ Harry Puglisi
   ------------------------------
        Harry Puglisi
          Treasurer

                          TRANS-WORLD INSURANCE COMPANY
                               2840 MORRIS AVENUE
                                 UNION, NJ 07083

--------------------------------------------------------------------------------
                            CLASSNOTES TRUST 1997 - I
         Noteholders' Statement Pursuant to Section 5.7 (a) of the Sale & Servicing Agreement

         CLASS A-6            Determination Date                 08/27/98
Cusip # 182743-AN4            Distribution Date                  09/02/98
                              Record Date                        08/31/98
--------------------------------------------------------------------------------

(i) Amount of Principal being paid or distributed in respect of the Notes

                     CLASS A-6 NOTES                                                               0.00
                     Per $50,000 original principal amount of the Notes                        0.000000


(ii)     Amount of Interest being paid or distributed in respect of the Notes

                     CLASS A-6 NOTES                                                         249,997.22
                     Per $50,000 original principal amount of the Notes                      217.388889


(iii)    (A) Amount of Noteholders' Auction Rate Interest Carryover being paid or distributed in respect of the Notes

                     CLASS A-6 NOTES                                                               0.00
                     Per $50,000 original principal amount of the Notes                        0.000000

         (B) Remaining Amount of Noteholders' Auction Rate Interest Carryover to be paid or distributed in respect of the Notes

                     CLASS A-6 NOTES                                                               0.00
                     Per $50,000 original principal amount of the Notes                        0.000000

(iv)     Pool Balance at end of preceding Collection Period                              881,690,190.20


(v) Outstanding Principal amount after giving effect to distributions on this Note Distribution Date:

                     CLASS A-6 NOTES                                                      57,500,000.00

(vi)     Applicable Interest Rate:
                     (a) In general:
                         1. Auction Rate for the prior Interest Period:

                                    CLASS A-6 NOTES
                                       PERIOD 1                                               5.640000%
                                       PERIOD 2                                               5.640000%
                                       PERIOD 3                                               5.620000%
                                     CURRENT RATE            (Based on Auction)               5.590000%


                         2. NET LOAN RATE
                                      PERIOD 1                                           6.659250%
                                      PERIOD 2                                           6.620800%
                                      PERIOD 3                                           6.585550%

                     (b) Amount of Interest that would have been paid on such
                         Note Distribution Date if Interest was calculated
                         instead based on the Net Loan Rate                             294,518.19

(vii)    (a) Service Fee for related Collection Period (Pro Rata)                        22,781.83
                     Per $50,000 original principal amount of the Notes                  19.810287

         (b) Service Fee Carryover for related Collection Period
             1. Distributed                                                                   0.00
                     Per $50,000 original principal amount of the Notes                   0.000000

             2. Remaining Balance                                                             0.00
                     Per $50,000 original principal amount of the Notes                   0.000000


(viii)   Amount of Fees for related Collection Period:

             1.  Administration Fee (Pro Rata)                                              718.75
                     Per $50,000 original principal amount of the Notes                   0.625000

             2.  Auction Agent Fee (Pro Rata)                                                 0.00
                     Per $50,000 original principal amount of the Notes                   0.000000

             3.  Indenture Trustee Fee (Pro Rata)                                             0.00
                     Per $50,000 original principal amount of the Notes                   0.000000

             4.  Eligible Lender Trustee Fee (Pro Rata)                                     126.14
                     Per $50,000 original principal amount of the Notes                   0.109685

             5.  Surety Provider Fee (Pro Rata)                                           3,961.11
                     Per $50,000 original principal amount of the Notes                   3.444444


(ix)     Amount of payments to the Surety Provider in reimbursement of prior draws under any Note Surety Bond or Certificate
         Surety Bond                                                                          0.00

(x)      Aggregate amount of Realized losses for the related Collection
         period                                                                               0.00

(xi)     Aggregate amount received with respect to Financed Student
         Loans for which Realized Losses were allocated previously                            0.00

(xii)    (a) Amount of the distribution attributable to amounts
             in the Reserve Account                                                           0.00

         (b) Amount of any other withdrawals from the Reserve
             Account for such Distribution Date                                               0.00

         (c) Amount in the Reserve Account                                                    0.00


(xiii)   Amount of any draw required to be made under a Note Surety bond
         (together with any other information required to make such draw)                     0.00


(xiv)    (a) Portion (if any) of the distribution attributable to amounts on
             deposit in the Pre-Funding Account                                                  0.00

         (b) Amount in the Pre-Funding Account                                             402,960.84

(xv)     Aggregate amount (if any) paid by the Eligible Lender Trustee for
         Additional Financed Student Loans during the preceding collection
         period                                                                                  0.00

(xvi) Amount in the Pre-Funding Account at the end of the Funding Period to be distributed as a payment of principal in respect of:

                     (a) CLASS A-1 NOTES                                                         0.00
                     (b) CLASS A-1 NOTES  (Only if Class   Notes have been
                                                        ---
                         paid in full)                                                           0.00

(xvii)   Aggregate amount (if any) paid for Financed Student Loans during the
         preceding collection period.                                                            0.00

(xviii)  As of the end of the preceding Collection Period:

         (a) Number of Financed Student Loans that are 30 to 60 days                     6,085,916.51
             Delinquent

         (b) Number of Financed Student Loans that are 61 to 90 days                     3,609,983.98
             Delinquent

         (c) Number of Financed Student Loans that are 91 to 180 days                    5,339,829.68
             Delinquent

         (d) Number of Financed Student Loans that are more than 181 days                1,542,892.65
             Delinquent

         (e) Number of Financed Student Loans for which claims have been filed             970,570.71
             with the appropriate Guarantor and which are awaiting payment

(xix)    Parity Percentage             Numerator    961,039,499.25
         as of 06/30/98                             --------------
                                       Denominator  952,249,462.53                            100.92%

(xx)     Excess of amounts deposited into the Collection Account with respect to the sale by the Trust of Serial Loans over the aggregate Purchase amount of such loans (such excess to be distributed to Student
         Holdings)                                                                          45,102.97

(xxi)    Amount of Additional Principal Payments, if any, made on such
         Distribution Date                                                                       0.00


The Money Store, Inc.



By: /s/ Harry Puglisi
   ------------------------------
        Harry Puglisi
          Treasurer

                          TRANS-WORLD INSURANCE COMPANY
                               2840 MORRIS AVENUE
                                 UNION, NJ 07083

--------------------------------------------------------------------------------
                            CLASSNOTES TRUST 1997 - I
         Noteholders' Statement Pursuant to Section 5.7 (a) of the Sale & Servicing Agreement

         CLASS A-6            Determination Date                 07/30/98
Cusip # 182743-AN4            Distribution Date                  08/05/98
                              Record Date                        07/31/98
--------------------------------------------------------------------------------

(i) Amount of Principal being paid or distributed in respect of the Notes

                     CLASS A-6 NOTES                                                               0.00
                     Per $50,000 original principal amount of the Notes                        0.000000


(ii)     Amount of Interest being paid or distributed in respect of the Notes

                     CLASS A-6 NOTES                                                         251,338.89
                     Per $50,000 original principal amount of the Notes                      218.555556


(iii)    (A) Amount of Noteholders' Auction Rate Interest Carryover being paid or distributed in respect of the Notes

                     CLASS A-6 NOTES                                                               0.00
                     Per $50,000 original principal amount of the Notes                        0.000000

         (B) Remaining Amount of Noteholders' Auction Rate Interest Carryover to be paid or distributed in respect of the Notes

                     CLASS A-6 NOTES                                                               0.00
                     Per $50,000 original principal amount of the Notes                        0.000000

(iv)     Pool Balance at end of preceding Collection Period                              881,690,190.20


(v) Outstanding Principal amount after giving effect to distributions on this Note Distribution Date:

                     CLASS A-6 NOTES                                                      57,500,000.00

(vi)     Applicable Interest Rate:
                     (a) In general:
                         1. Auction Rate for the prior Interest Period:

                                    CLASS A-6 NOTES
                                       PERIOD 1                                               5.650000%
                                       PERIOD 2                                               5.640000%
                                       PERIOD 3                                               5.640000%
                                     CURRENT RATE            (Based on Auction)               5.620000%


                         2. NET LOAN RATE
                                      PERIOD 1                                           6.659250%
                                      PERIOD 2                                           6.620800%
                                      PERIOD 3                                           6.585500%

                     (b) Amount of Interest that would have been paid on such
                         Note Distribution Date if Interest was calculated
                         instead based on the Net Loan Rate                             295,814.98

(vii)    (a) Service Fee for related Collection Period (Pro Rata)                        22,781.83
                     Per $50,000 original principal amount of the Notes                  19.810287

         (b) Service Fee Carryover for related Collection Period
             1. Distributed                                                                   0.00
                     Per $50,000 original principal amount of the Notes                   0.000000

             2. Remaining Balance                                                             0.00
                     Per $50,000 original principal amount of the Notes                   0.000000


(viii)   Amount of Fees for related Collection Period:

             1.  Administration Fee (Pro Rata)                                              718.75
                     Per $50,000 original principal amount of the Notes                   0.625000

             2.  Auction Agent Fee (Pro Rata)                                                 0.00
                     Per $50,000 original principal amount of the Notes                   0.000000

             3.  Indenture Trustee Fee (Pro Rata)                                             0.00
                     Per $50,000 original principal amount of the Notes                   0.000000

             4.  Eligible Lender Trustee Fee (Pro Rata)                                     126.14
                     Per $50,000 original principal amount of the Notes                   0.109685

             5.  Surety Provider Fee (Pro Rata)                                           3,961.11
                     Per $50,000 original principal amount of the Notes                   3.444444


(ix)     Amount of payments to the Surety Provider in reimbursement of prior draws under any Note Surety Bond or Certificate
         Surety Bond                                                                          0.00

(x)      Aggregate amount of Realized losses for the related Collection
         period                                                                               0.00

(xi)     Aggregate amount received with respect to Financed Student
         Loans for which Realized Losses were allocated previously                            0.00

(xii)    (a) Amount of the distribution attributable to amounts
             in the Reserve Account                                                           0.00

         (b) Amount of any other withdrawals from the Reserve
             Account for such Distribution Date                                               0.00

         (c) Amount in the Reserve Account                                                    0.00


(xiii)   Amount of any draw required to be made under a Note Surety bond
         (together with any other information required to make such draw)                     0.00


(xiv)    (a) Portion (if any) of the distribution attributable to amounts on
             deposit in the Pre-Funding Account                                                  0.00

         (b) Amount in the Pre-Funding Account                                             402,960.84

(xv)     Aggregate amount (if any) paid by the Eligible Lender Trustee for
         Additional Financed Student Loans during the preceding collection
         period                                                                                  0.00

(xvi) Amount in the Pre-Funding Account at the end of the Funding Period to be distributed as a payment of principal in respect of:

                     (a) CLASS A-1 NOTES                                                         0.00
                     (b) CLASS A-1 NOTES  (Only if Class   Notes have been
                                                        ---
                         paid in full)                                                           0.00

(xvii)   Aggregate amount (if any) paid for Financed Student Loans during the
         preceding collection period.                                                            0.00

(xviii)  As of the end of the preceding Collection Period:

         (a) Number of Financed Student Loans that are 30 to 60 days                     6,085,916.51
             Delinquent

         (b) Number of Financed Student Loans that are 61 to 90 days                     3,609,983.98
             Delinquent

         (c) Number of Financed Student Loans that are 91 to 180 days                    5,339,829.65
             Delinquent

         (d) Number of Financed Student Loans that are more than 181 days                1,542,892.65
             Delinquent

         (e) Number of Financed Student Loans for which claims have been filed
             with the appropriate Guarantor and which are awaiting payment                 970,570.71

(xix)    Parity Percentage             Numerator    961,039,499.25
         as of 06/30/98                             --------------
                                       Denominator  952,249,462.53                            100.92%

(xx)     Excess of amounts deposited into the Collection Account with respect to the sale by the Trust of Serial Loans over the aggregate Purchase amount of such loans (such excess to be distributed to Student
         Holdings)                                                                          45,102.97

(xxi)    Amount of Additional Principal Payments, if any, made on such
         Distribution Date                                                                       0.00


The Money Store, Inc.



By: /s/ Harry Puglisi
   ------------------------------
        Harry Puglisi
          Treasurer

                          TRANS-WORLD INSURANCE COMPANY
                               2840 MORRIS AVENUE
                                 UNION, NJ 07083

--------------------------------------------------------------------------------
                            CLASSNOTES TRUST 1997 - I
         Noteholders' Statement Pursuant to Section 5.7 (a) of the Sale & Servicing Agreement

         CLASS A-6            Determination Date                 07/02/98
Cusip # 182743-AN4            Distribution Date                  07/08/98
                              Record Date                        07/03/98
--------------------------------------------------------------------------------

(i) Amount of Principal being paid or distributed in respect of the Notes

                     CLASS A-6 NOTES                                                               0.00
                     Per $50,000 original principal amount of the Notes                        0.000000


(ii)     Amount of Interest being paid or distributed in respect of the Notes

                     CLASS A-6 NOTES                                                         252,233.33
                     Per $50,000 original principal amount of the Notes                      219.333333


(iii)    (A) Amount of Noteholders' Auction Rate Interest Carryover being paid or distributed in respect of the Notes

                     CLASS A-6 NOTES                                                               0.00
                     Per $50,000 original principal amount of the Notes                        0.000000

         (B) Remaining Amount of Noteholders' Auction Rate Interest Carryover to be paid or distributed in respect of the Notes

                     CLASS A-6 NOTES                                                               0.00
                     Per $50,000 original principal amount of the Notes                        0.000000

(iv)     Pool Balance at end of preceding Collection Period                              889,666,941.40


(v) Outstanding Principal amount after giving effect to distributions on this Note Distribution Date:

                     CLASS A-6 NOTES                                                      57,500,000.00

(vi)     Applicable Interest Rate:
                     (a) In general:
                         1. Auction Rate for the prior Interest Period:

                                    CLASS A-6 NOTES
                                       PERIOD 1                                               5.700000%
                                       PERIOD 2                                               5.650000%
                                       PERIOD 3                                               5.640000%
                                     CURRENT RATE            (Based on Auction)               5.640000%


                         2. NET LOAN RATE
                                      PERIOD 1                                           6.614250%
                                      PERIOD 2                                           6.659250%
                                      PERIOD 3                                           6.620800%

                     (b) Amount of Interest that would have been paid on such
                         Note Distribution Date if Interest was calculated
                         instead based on the Net Loan Rate                             297,326.75

(vii)    (a) Service Fee for related Collection Period (Pro Rata)                        21,967.30
                     Per $50,000 original principal amount of the Notes                  19.102000

         (b) Service Fee Carryover for related Collection Period
             1. Distributed                                                                   0.00
                     Per $50,000 original principal amount of the Notes                   0.000000

             2. Remaining Balance                                                             0.00
                     Per $50,000 original principal amount of the Notes                   0.000000


(viii)   Amount of Fees for related Collection Period:

             1.  Administration Fee (Pro Rata)                                              718.75
                     Per $50,000 original principal amount of the Notes                   0.625000

             2.  Auction Agent Fee (Pro Rata)                                                 0.00
                     Per $50,000 original principal amount of the Notes                   0.000000

             3.  Indenture Trustee Fee (Pro Rata)                                             0.00
                     Per $50,000 original principal amount of the Notes                   0.000000

             4.  Eligible Lender Trustee Fee (Pro Rata)                                     125.17
                     Per $50,000 original principal amount of the Notes                   0.108845

             5.  Surety Provider Fee (Pro Rata)                                           3,833.33
                     Per $50,000 original principal amount of the Notes                   3.333333


(ix)     Amount of payments to the Surety Provider in reimbursement of prior draws under any Note Surety Bond or Certificate
         Surety Bond                                                                          0.00

(x)      Aggregate amount of Realized losses for the related Collection
         period                                                                               0.00

(xi)     Aggregate amount received with respect to Financed Student
         Loans for which Realized Losses were allocated previously                            0.00

(xii)    (a) Amount of the distribution attributable to amounts
             in the Reserve Account                                                           0.00

         (b) Amount of any other withdrawals from the Reserve
             Account for such Distribution Date                                               0.00

         (c) Amount in the Reserve Account                                                    0.00


(xiii)   Amount of any draw required to be made under a Note Surety bond
         (together with any other information required to make such draw)                     0.00


(xiv)    (a) Portion (if any) of the distribution attributable to amounts on
             deposit in the Pre-Funding Account                                                  0.00

         (b) Amount in the Pre-Funding Account                                             400,724.57

(xv)     Aggregate amount (if any) paid by the Eligible Lender Trustee for
         Additional Financed Student Loans during the preceding collection
         period                                                                                  0.00

(xvi) Amount in the Pre-Funding Account at the end of the Funding Period to be distributed as a payment of principal in respect of:

                     (a) CLASS A-1 NOTES                                                         0.00
                     (b) CLASS A-1 NOTES  (Only if Class   Notes have been
                                                        ---
                         paid in full)                                                           0.00

(xvii)   Aggregate amount (if any) paid for Financed Student Loans during the
         preceding collection period.                                                            0.00

(xviii)  As of the end of the preceding Collection Period:

         (a) Number of Financed Student Loans that are 30 to 60 days                     7,134,659.58
             Delinquent

         (b) Number of Financed Student Loans that are 61 to 90 days                     4,090,858.70
             Delinquent

         (c) Number of Financed Student Loans that are 91 to 180 days                    4,658,522.96
             Delinquent

         (d) Number of Financed Student Loans that are more than 181 days                1,524,941.78
             Delinquent

         (e) Number of Financed Student Loans for which claims have been filed
             with the appropriate Guarantor and which are awaiting payment                 828,965.68

(xix)    Parity Percentage             Numerator    963,919,063.07
                                                    --------------
         as of 05/31/98                Denominator  960,156,438.64                            100.39%

(xx)     Excess of amounts deposited into the Collection Account with respect to the sale by the Trust of Serial Loans over the aggregate Purchase amount of such loans (such excess to be distributed to Student
         Holdings)                                                                          45,102.97

(xxi)    Amount of Additional Principal Payments, if any, made on such
         Distribution Date                                                                       0.00


The Money Store, Inc.



By: /s/ Harry Puglisi
   ------------------------------
        Harry Puglisi
          Treasurer

                          TRANS-WORLD INSURANCE COMPANY
                               2840 MORRIS AVENUE
                                 UNION, NJ 07083

--------------------------------------------------------------------------------
                            CLASSNOTES TRUST 1997 - I
         Noteholders' Statement Pursuant to Section 5.7 (a) of the Sale & Servicing Agreement

         CLASS A-6            Determination Date        06/04/98
Cusip # 182743-AN4            Distribution Date         06/10/98
                              Record Date               06/05/98
--------------------------------------------------------------------------------

(i) Amount of Principal being paid or distributed in respect of the Notes

                     CLASS A-6 NOTES                                                               0.00
                     Per $50,000 original principal amount of the Notes                        0.000000


(ii)     Amount of Interest being paid or distributed in respect of the Notes

                     CLASS A-6 NOTES                                                         252,233.33
                     Per $50,000 original principal amount of the Notes                      219.333333


(iii)    (A) Amount of Noteholders' Auction Rate Interest Carryover being paid or distributed in respect of the Notes

                     CLASS A-6 NOTES                                                               0.00
                     Per $50,000 original principal amount of the Notes                        0.000000

         (B) Remaining Amount of Noteholders' Auction Rate Interest Carryover to be paid or distributed in respect of the Notes

                     CLASS A-6 NOTES                                                               0.00
                     Per $50,000 original principal amount of the Notes                        0.000000

(iv)     Pool Balance at end of preceding Collection Period                              870,775,455.10

(v) Outstanding Principal amount after giving effect to distributions on this Note Distribution Date:

                     CLASS A-6 NOTES                                                      57,500,000.00

(vi)     Applicable Interest Rate:
                     (a) In general:
                         1. Auction Rate for the prior Interest Period:

                                    CLASS A-6 NOTES
                                       PERIOD 1                                               5.600000%
                                       PERIOD 2                                               5.700000%
                                       PERIOD 3                                               5.650000%
                                     CURRENT RATE            (Based on Auction)               5.640000%


                         2. NET LOAN RATE
                                      PERIOD 1                                             6.674200%
                                      PERIOD 2                                             6.614250%
                                      PERIOD 3                                             6.659250%

                     (b) Amount of Interest that would have been paid on such
                         Note Distribution Date if Interest was calculated
                         instead based on the Net Loan Rate                               296,524.94

(vii)    (a) Service Fee for related Collection Period (Pro Rata)                          21,500.70
                     Per $50,000 original principal amount of the Notes                    18.696261

         (b) Service Fee Carryover for related Collection Period
             1. Distributed                                                                     0.00
                     Per $50,000 original principal amount of the Notes                     0.000000

             2. Remaining Balance                                                               0.00
                     Per $50,000 original principal amount of the Notes                     0.000000


(viii)   Amount of Fees for related Collection Period:

             1.  Administration Fee (Pro Rata)                                                718.75
                     Per $50,000 original principal amount of the Notes                     0.625000

             2.  Auction Agent Fee (Pro Rata)                                                   0.00
                     Per $50,000 original principal amount of the Notes                    0.0000000

             3.  Indenture Trustee Fee (Pro Rata)                                               0.00
                     Per $50,000 original principal amount of the Notes                     0.000000

             4.  Eligible Lender Trustee Fee (Pro Rata)                                       124.39
                     Per $50,000 original principal amount of the Notes                     0.108165

             5.  Surety Provider Fee (Pro Rata)                                             3,961.11
                     Per $50,000 original principal amount of the Notes                     3.444444


(ix)     Amount of payments to the Surety Provider in reimbursement of prior draws under any Note Surety Bond or Certificate
         Surety Bond                                                                            0.00

(x)      Aggregate amount of Realized losses for the related Collection
         period                                                                                 0.00

(xi)     Aggregate amount received with respect to Financed Student
         Loans for which Realized Losses were allocated previously                              0.00

(xii)    (a) Amount of the distribution attributable to amounts
             in the Reserve Account                                                             0.00

         (b) Amount of any other withdrawals from the Reserve
             Account for such Distribution Date                                                 0.00

         (c) Amount in the Reserve Account                                                      0.00


(xiii)   Amount of any draw required to be made under a Note Surety bond
         (together with any other information required to make such draw)                       0.00


(xiv)    (a) Portion (if any) of the distribution attributable to amounts on
             deposit in the Pre-Funding Account                                                  0.00

         (b) Amount in the Pre-Funding Account                                          26,964,252.79

(xv)     Aggregate amount (if any) paid by the Eligible Lender Trustee for
         Additional Financed Student Loans during the preceding collection
         period                                                                                  0.00

(xvi) Amount in the Pre-Funding Account at the end of the Funding Period to be distributed as a payment of principal in respect of:

                     (a) CLASS A-1 NOTES                                                         0.00
                     (b) CLASS A-1 NOTES  (Only if Class   Notes have been
                                                        ---
                         paid in full)                                                           0.00

(xvii)   Aggregate amount (if any) paid for Financed Student Loans during the
         preceding collection period.                                                            0.00

(xviii)  As of the end of the preceding Collection Period:

         (a) Number of Financed Student Loans that are 30 to 60 days
             Delinquent                                                                  7,748,816.63

         (b) Number of Financed Student Loans that are 61 to 90 days
             Delinquent                                                                  3,912,869.91

         (c) Number of Financed Student Loans that are 91 to 180 days
             Delinquent                                                                  4,184,928.20

         (d) Number of Financed Student Loans that are more than 181 days
             Delinquent                                                                    553,499.99

         (e) Number of Financed Student Loans for which claims have been filed
             with the appropriate Guarantor and which are awaiting payment                 642,227.54

(xix)    Parity Percentage             Numerator        967,637,091.95
                                                        --------------
         as of      04/30/98           Denominator      965,760,725.35                        100.19%

(xx)     Excess of amounts deposited into the Collection Account with respect to the sale by the Trust of Serial Loans over the aggregate Purchase amount of such loans (such excess to be distributed to Student
         Holdings)                                                                          45,102.97

(xxi)    Amount of Additional Principal Payments, if any, made on such
         Distribution Date                                                                       0.00

The Money Store, Inc.



By: /s/ Harry Puglisi
   ------------------------------
        Harry Puglisi
          Treasurer

                          TRANS-WORLD INSURANCE COMPANY
                               2840 MORRIS AVENUE
                                 UNION, NJ 07083

--------------------------------------------------------------------------------
                            CLASSNOTES TRUST 1997 - I
         Noteholders' Statement Pursuant to Section 5.7 (a) of the Sale & Servicing Agreement

         CLASS A-6            Determination Date        05/07/98
Cusip # 182743-AN4            Distribution Date         05/13/98
                              Record Date               05/08/98
--------------------------------------------------------------------------------

(i) Amount of Principal being paid or distributed in respect of the Notes

                     CLASS A-6 NOTES                                                               0.00
                     Per $50,000 original principal amount of the Notes                        0.000000


(ii)     Amount of Interest being paid or distributed in respect of the Notes

                     CLASS A-6 NOTES                                                         252,680.56
                     Per $50,000 original principal amount of the Notes                      219.722222


(iii)    (A) Amount of Noteholders' Auction Rate Interest Carryover being paid or distributed in respect of the Notes

                     CLASS A-6 NOTES                                                               0.00
                     Per $50,000 original principal amount of the Notes                        0.000000

         (B) Remaining Amount of Noteholders' Auction Rate Interest Carryover to be paid or distributed in respect of the Notes

                     CLASS A-6 NOTES                                                               0.00
                     Per $50,000 original principal amount of the Notes                        0.000000

(iv)     Pool Balance at end of preceding Collection Period                              877,996,963.03

(v) Outstanding Principal amount after giving effect to distributions on this Note Distribution Date:

                     CLASS A-6 NOTES                                                      57,500,000.00

(vi)     Applicable Interest Rate:
                     (a) In general:
                         1. Auction Rate for the prior Interest Period:

                                    CLASS A-6 NOTES
                                       PERIOD 1                                               5.630000%
                                       PERIOD 2                                               5.600000%
                                       PERIOD 3                                               5.700000%
                                     CURRENT RATE            (Based on Auction)               5.650000%


                         2. NET LOAN RATE
                                      PERIOD 1                                             6.740000%
                                      PERIOD 2                                             6.674200%
                                      PERIOD 3                                             6.614250%

                     (b) Amount of Interest that would have been paid on such
                         Note Distribution Date if Interest was calculated
                         instead based on the Net Loan Rate                               297,241.30

(vii)    (a) Service Fee for related Collection Period (Pro Rata)                          21,460.70
                     Per $50,000 original principal amount of the Notes                    18.661478

         (b) Service Fee Carryover for related Collection Period
             1. Distributed                                                                     0.00
                     Per $50,000 original principal amount of the Notes                     0.000000

             2. Remaining Balance                                                               0.00
                     Per $50,000 original principal amount of the Notes                     0.000000


(viii)   Amount of Fees for related Collection Period:

             1.  Administration Fee (Pro Rata)                                                718.75
                     Per $50,000 original principal amount of the Notes                     0.625000

             2.  Auction Agent Fee (Pro Rata)                                                   0.00
                     Per $50,000 original principal amount of the Notes                     0.000000

             3.  Indenture Trustee Fee (Pro Rata)                                               0.00
                     Per $50,000 original principal amount of the Notes                     0.000000

             4.  Eligible Lender Trustee Fee (Pro Rata)                                       123.87
                     Per $50,000 original principal amount of the Notes                     0.107709

             5.  Surety Provider Fee (Pro Rata)                                             3,833.33
                     Per $50,000 original principal amount of the Notes                     3.333333


(ix)     Amount of payments to the Surety Provider in reimbursement of prior draws under any Note Surety Bond or Certificate
         Surety Bond                                                                            0.00

(x)      Aggregate amount of Realized losses for the related Collection
         period                                                                                 0.00

(xi)     Aggregate amount received with respect to Financed Student
         Loans for which Realized Losses were allocated previously                              0.00

(xii)    (a) Amount of the distribution attributable to amounts
             in the Reserve Account                                                             0.00

         (b) Amount of any other withdrawals from the Reserve
             Account for such Distribution Date                                                 0.00

         (c) Amount in the Reserve Account                                                      0.00


(xiii)   Amount of any draw required to be made under a Note Surety bond
         (together with any other information required to make such draw)                       0.00


(xiv)    (a) Portion (if any) of the distribution attributable to amounts on
             deposit in the Pre-Funding Account                                                  0.00

         (b) Amount in the Pre-Funding Account                                          26,844,801.46

(xv)     Aggregate amount (if any) paid by the Eligible Lender Trustee for
         Additional Financed Student Loans during the preceding collection
         period                                                                                  0.00

(xvi) Amount in the Pre-Funding Account at the end of the Funding Period to be distributed as a payment of principal in respect of:

                     (a) CLASS A-1 NOTES                                                         0.00
                     (b) CLASS A-1 NOTES  (Only if Class   Notes have been
                                                        ---
                         paid in full)                                                           0.00

(xvii)   Aggregate amount (if any) paid for Financed Student Loans during the
         preceding collection period.                                                            0.00

(xviii)  As of the end of the preceding Collection Period:

         (a) Number of Financed Student Loans that are 30 to 60 days
             Delinquent                                                                  7,395,020.97

         (b) Number of Financed Student Loans that are 61 to 90 days
             Delinquent                                                                  2,449,466.28

         (c) Number of Financed Student Loans that are 91 to 180 days
             Delinquent                                                                  4,232,057.10

         (d) Number of Financed Student Loans that are more than 181 days
             Delinquent                                                                    356,562.10

         (e) Number of Financed Student Loans for which claims have been filed
             with the appropriate Guarantor and which are awaiting payment                 627,450.63

(xix)    Parity Percentage             Numerator        970,889,438.27
                                                        --------------
         as of      03/31/98           Denominator      969,600,040.41                        100.13%

(xx)     Excess of amounts deposited into the Collection Account with respect to the sale by the Trust of Serial Loans over the aggregate Purchase amount of such loans (such excess to be distributed to Student
         Holdings)                                                                          45,102.97

(xxi)    Amount of Additional Principal Payments, if any, made on such
         Distribution Date                                                                       0.00

The Money Store, Inc.



By: /s/ Harry Puglisi
   ------------------------------
        Harry Puglisi
          Treasurer

                          TRANS-WORLD INSURANCE COMPANY
                               2840 MORRIS AVENUE
                                 UNION, NJ 07083

--------------------------------------------------------------------------------
                            CLASSNOTES TRUST 1997 - I
         Noteholders' Statement Pursuant to Section 5.7 (a) of the Sale & Servicing Agreement

         CLASS A-6            Determination Date        04/09/98
Cusip # 182743-AN4            Distribution Date         04/15/98
                              Record Date               04/10/98
--------------------------------------------------------------------------------

(i) Amount of Principal being paid or distributed in respect of the Notes

                     CLASS A-6 NOTES                                                               0.00
                     Per $50,000 original principal amount of the Notes                        0.000000


(ii)     Amount of Interest being paid or distributed in respect of the Notes

                     CLASS A-6 NOTES                                                         254,916.67
                     Per $50,000 original principal amount of the Notes                      221.666667


(iii)    (A) Amount of Noteholders' Auction Rate Interest Carryover being paid or distributed in respect of the Notes

                     CLASS A-6 NOTES                                                               0.00
                     Per $50,000 original principal amount of the Notes                        0.000000

         (B) Remaining Amount of Noteholders' Auction Rate Interest Carryover to be paid or distributed in respect of the Notes

                     CLASS A-6 NOTES                                                               0.00
                     Per $50,000 original principal amount of the Notes                        0.000000

(iv)     Pool Balance at end of preceding Collection Period                              523,381,127.52

(v) Outstanding Principal amount after giving effect to distributions on this Note Distribution Date:

                     CLASS A-6 NOTES                                                      57,500,000.00

(vi)     Applicable Interest Rate:
                     (a) In general:
                         1. Auction Rate for the prior Interest Period:

                                    CLASS A-6 NOTES
                                       PERIOD 1                                               5.960000%
                                       PERIOD 2                                               5.630000%
                                       PERIOD 3                                               5.600000%
                                     CURRENT RATE            (Based on Auction)               5.700000%


                         2. NET LOAN RATE
                                      PERIOD 1                                             6.668750%
                                      PERIOD 2                                             6.740000%
                                      PERIOD 3                                             6.674200%

                     (b) Amount of Interest that would have been paid on such
                         Note Distribution Date if Interest was calculated
                         instead based on the Net Loan Rate                               299,851.32

(vii)    (a) Service Fee for related Collection Period (Pro Rata)                          13,696.19
                     Per $50,000 original principal amount of the Notes                    11.909730

         (b) Service Fee Carryover for related Collection Period
             1. Distributed                                                                     0.00
                     Per $50,000 original principal amount of the Notes                     0.000000

             2. Remaining Balance                                                               0.00
                     Per $50,000 original principal amount of the Notes                     0.000000


(viii)   Amount of Fees for related Collection Period:

             1.  Administration Fee (Pro Rata)                                                718.75
                     Per $50,000 original principal amount of the Notes                     0.625000

             2.  Auction Agent Fee (Pro Rata)                                                   0.00
                     Per $50,000 original principal amount of the Notes                     0.000000

             3.  Indenture Trustee Fee (Pro Rata)                                               0.00
                     Per $50,000 original principal amount of the Notes                     0.000000

             4.  Eligible Lender Trustee Fee (Pro Rata)                                       123.39
                     Per $50,000 original principal amount of the Notes                     0.107294

             5.  Surety Provider Fee (Pro Rata)                                             3,961.11
                     Per $50,000 original principal amount of the Notes                     3.444444


(ix)     Amount of payments to the Surety Provider in reimbursement of prior draws under any Note Surety Bond or Certificate
         Surety Bond                                                                            0.00

(x)      Aggregate amount of Realized losses for the related Collection
         period                                                                                 0.00

(xi)     Aggregate amount received with respect to Financed Student
         Loans for which Realized Losses were allocated previously                              0.00

(xii)    (a) Amount of the distribution attributable to amounts
             in the Reserve Account                                                             0.00

         (b) Amount of any other withdrawals from the Reserve
             Account for such Distribution Date                                                 0.00

         (c) Amount in the Reserve Account                                                      0.00


(xiii)   Amount of any draw required to be made under a Note Surety bond
         (together with any other information required to make such draw)                       0.00


(xiv)    (a) Portion (if any) of the distribution attributable to amounts on
             deposit in the Pre-Funding Account                                                  0.00

         (b) Amount in the Pre-Funding Account                                                   0.00

(xv)     Aggregate amount (if any) paid by the Eligible Lender Trustee for
         Additional Financed Student Loans during the preceding collection
         period                                                                                  0.00

(xvi) Amount in the Pre-Funding Account at the end of the Funding Period to be distributed as a payment of principal in respect of:

                     (a) CLASS A-1 NOTES                                                         0.00
                     (b) CLASS A-1 NOTES  (Only if Class   Notes have been
                                                        ---
                         paid in full)                                                           0.00

(xvii)   Aggregate amount (if any) paid for Financed Student Loans during the
         preceding collection period.                                                            0.00

(xviii)  As of the end of the preceding Collection Period:

         (a) Number of Financed Student Loans that are 30 to 60 days
             Delinquent                                                                  4,959,446.92

         (b) Number of Financed Student Loans that are 61 to 90 days
             Delinquent                                                                  3,991,653.80

         (c) Number of Financed Student Loans that are 91 to 180 days
             Delinquent                                                                  2,842,288.72

         (d) Number of Financed Student Loans that are more than 181 days
             Delinquent                                                                    379,030.49

         (e) Number of Financed Student Loans for which claims have been filed
             with the appropriate Guarantor and which are awaiting payment                 433,753.86

(xix)    Parity Percentage             Numerator        563,711,193.35
                                                        --------------
         as of      02/28/98           Denominator      562,598,988.98                        100.20%

(xx)     Excess of amounts deposited into the Collection Account with respect to the sale by the Trust of Serial Loans over the aggregate Purchase amount of such loans (such excess to be distributed to Student
         Holdings)                                                                          45,042.06

(xxi)    Amount of Additional Principal Payments, if any, made on such
         Distribution Date                                                                       0.00

The Money Store, Inc.



By: /s/ Harry Puglisi
   ------------------------------
        Harry Puglisi
          Treasurer